                                                                      EXHIBIT 11


                                   $63,000,000


                              AMENDED AND RESTATED
                          LOAN AND SECURITY AGREEMENT


                            Dated as of March 23, 2001

                                      Among

                     THE FINANCIAL INSTITUTIONS NAMED HEREIN

                                 AS THE LENDERS
                                 --------------

                                      and

                             BANK OF AMERICA, N.A.

                                  AS THE AGENT
                                  ------------

                                      and

                             LDM TECHNOLOGIES, INC.

                                AS THE BORROWER

                                TABLE OF CONTENTS



ARTICLE 1     INTERPRETATION OF THIS AGREEMENT ....................................................................... 1

  1.1          Definitions ........................................................................................... 1

ARTICLE 2     LOANS AND LETTERS OF CREDIT ........................................................................... 28

  2.1          Total Facility........................................................................................ 28
  2.2          Revolving Loans....................................................................................... 28
  2.3          [INTENTIONALLY OMITTED]............................................................................... 34
  2.4          Letters of Credit..................................................................................... 34

ARTICLE 3     INTEREST AND FEES...................................................................................... 39

  3.1          Interest.............................................................................................. 39
  3.2          Conversion and Continuation Elections................................................................. 40
  3.3          Maximum Interest Rate................................................................................. 41
  3.4          Closing Fee........................................................................................... 41
  3.5          Unused Line Fee....................................................................................... 42
  3.6          Letter of Credit Fee.................................................................................. 42
  3.7          Audit Fees............................................................................................ 42

ARTICLE 4     PAYMENTS AND PREPAYMENTS............................................................................... 42

  4.1          Repayment of Revolving Loans.......................................................................... 42
  4.2          Termination of Facility............................................................................... 43
  4.3          [INTENTIONALLY OMITTED]............................................................................... 43
  4.4          [INTENTIONALLY OMITTED]............................................................................... 43
  4.5          [INTENTIONALLY OMITTED]............................................................................... 43
  4.6          Payments by the Borrower.............................................................................. 43
  4.7          Payments as Revolving Loans........................................................................... 44
  4.8          Apportionment, Application and Reversal of Payments................................................... 44
  4.9          Indemnity for Returned Payments....................................................................... 44
  4.10         Agent's and Lenders' Books and Records; Monthly Statements............................................ 45

ARTICLE 5     TAXES, YIELD PROTECTION AND ILLEGALITY................................................................. 45

  5.1          Taxes................................................................................................. 45
  5.2          Illegality............................................................................................ 46
  5.3          Increased Costs and Reduction of Return............................................................... 47
  5.4          Funding Losses........................................................................................ 47
  5.5          Inability to Determine Rates.......................................................................... 48
  5.6          Certificates of Lenders............................................................................... 48
  5.7          Survival.............................................................................................. 48

ARTICLE 6     COLLATERAL............................................................................................. 48



  6.1          Grant of Security Interest............................................................................ 48
  6.2          Perfection and Protection of Security Interest........................................................ 49
  6.3          Location of Collateral................................................................................ 50
  6.4          Title to, Liens on, and Sale and Use of Collateral.................................................... 51
  6.5          Appraisals............................................................................................ 51
  6.6          Access and Examination; Confidentiality...............................................................  1
  6.7          Collateral Reporting.................................................................................. 53
  6.8          Accounts.............................................................................................. 53
  6.9          Collection of Accounts; Payments...................................................................... 54
  6.10         Inventory; Perpetual Inventory........................................................................ 55
  6.11         Equipment............................................................................................. 56
  6.12         Assigned Contracts.................................................................................... 57
  6.13         Documents, Instruments, and Chattel Paper............................................................. 58
  6.14         Right to Cure......................................................................................... 58
  6.15         Power of Attorney..................................................................................... 58
  6.16         The Agent's and Lenders' Rights, Duties and Liabilities............................................... 59
  6.17         Effect of Amendment and Restatement on Article 6...................................................... 59

ARTICLE 7     BOOKS AND RECORDS; FINANCIAL INFORMATION; NOTICES...................................................... 59

  7.1          Books and Records..................................................................................... 59
  7.2          Financial Information................................................................................. 60
  7.3          Notices to the Lenders................................................................................ 62

ARTICLE 8     GENERAL WARRANTIES AND REPRESENTATIONS................................................................. 64

  8.1          Authorization, Validity, and Enforceability of this Agreement and the Loan...
               Documents............................................................................................. 64
  8.2          Validity and Priority of Security Interest............................................................ 65
  8.3          Organization and Qualification........................................................................ 65
  8.4          Corporate Name; Prior Transactions.................................................................... 65
  8.5          Subsidiaries and Affiliates........................................................................... 65
  8.6          Financial Statements and Projections.................................................................. 66
  8.7          Capitalization........................................................................................ 66
  8.8          Solvency.............................................................................................. 66
  8.9          Debt.................................................................................................. 66
  8.10         Distributions......................................................................................... 66
  8.11         Title to Property..................................................................................... 67
  8.12         Real Estate; Leases................................................................................... 67
  8.13         Proprietary Rights Collateral......................................................................... 67
  8.14         Trade Names and Terms of Sale......................................................................... 67
  8.15         Litigation............................................................................................ 67
  8.16         Restrictive Agreements................................................................................ 67
  8.17         Labor Disputes........................................................................................ 68
  8.18         Environmental Laws.................................................................................... 68
  8.19         No Violation of Law................................................................................... 69
  8.20         No Default............................................................................................ 69


                                      iii


  8.21         ERISA Compliance...................................................................................... 69
  8.22         Taxes................................................................................................. 70
  8.23         Regulated Entities.................................................................................... 70
  8.24         Use of Proceeds; Margin Regulations................................................................... 70
  8.25         Copyrights, Patents, Trademarks and Licenses, etc. ................................................... 70
  8.26         No Material Adverse Change............................................................................ 70
  8.27         Full Disclosure....................................................................................... 70
  8.28         Material Agreements................................................................................... 71
  8.29         Bank Accounts......................................................................................... 71
  8.30         Governmental Authorization............................................................................ 71
  8.31         Indenture..............................................................................................71
  8.32         Subordination Provisions.............................................................................. 71
  8.33         Bidding Status........................................................................................ 71

ARTICLE 9     AFFIRMATIVE AND NEGATIVE COVENANTS..................................................................... 71

  9.1          Taxes and Other Obligations........................................................................... 71
  9.2          Corporate Existence; Good Standing.................................................................... 72
  9.3          Compliance with Law and Agreements; Maintenance of Licenses........................................... 72
  9.4          Maintenance of Property............................................................................... 72
  9.5          Insurance............................................................................................. 72
  9.6          Condemnation.......................................................................................... 74
  9.7          Environmental Laws.................................................................................... 74
  9.8          Compliance with ERISA................................................................................. 75
  9.9          Mergers, Consolidations or Sales...................................................................... 75
  9.10         Distributions; Capital Change; Restricted Investments................................................. 75
  9.11         Transactions Affecting Collateral or Obligations...................................................... 75
  9.12         Guaranties............................................................................................ 75
  9.13         Debt.................................................................................................. 76
  9.14         Prepayments; Amendments............................................................................... 76
  9.15         Transactions with Affiliates.......................................................................... 76
  9.16         Investment Banking and Finder's Fees.................................................................. 77
  9.17         [INTENTIONALLY OMITTED]............................................................................... 77
  9.18         Business Conducted.................................................................................... 77
  9.19         Liens................................................................................................. 77
  9.20         Sale and Leaseback Transactions....................................................................... 77
  9.21         Acquisitions; Investments in New Subsidiaries......................................................... 77
  9.22         Fiscal Year........................................................................................... 77
  9.23         Capital Expenditures.................................................................................. 77
  9.24         Operating Lease Obligations........................................................................... 78
  9.25         Fixed Charge Coverage Ratio........................................................................... 78
  9.26         Net Loss.............................................................................................. 78
  9.27         Use of Proceeds....................................................................................... 78
  9.28         Further Assurances.................................................................................... 78
  9.29         Canadian Tax Matters.................................................................................. 78
  9.30         Amendment to Agreements............................................................................... 79



ARTICLE 10    CONDITIONS OF LENDING.................................................................................. 79

  10.1         Conditions Precedent to Effectiveness of this Agreement............................................... 79
  10.2         Conditions Precedent to Each Loan..................................................................... 81

ARTICLE 11    DEFAULT; REMEDIES...................................................................................... 81

  11.1         Events of Default..................................................................................... 81
  11.2         Remedies.............................................................................................. 84

ARTICLE 12    TERM AND TERMINATION................................................................................... 85

  12.1         Term and Termination.................................................................................. 85

ARTICLE 13    AMENDMENTS; WAIVER; PARTICIPATIONS; ASSIGNMENTS;
              SUCCESSORS............................................................................................. 86

  13.1         No Waivers; Cumulative Remedies....................................................................... 86
  13.2         Amendments and Waivers................................................................................ 86
  13.3         Assignments; Participations........................................................................... 87

ARTICLE 14    THE AGENT.............................................................................................. 88

  14.1         Appointment and Authorization......................................................................... 88
  14.2         Delegation of Duties................................................................................... 89
  14.3         Liability of Agent.................................................................................... 89
  14.4         Reliance by Agent..................................................................................... 89
  14.5         Notice of Default..................................................................................... 90
  14.6         Credit Decision....................................................................................... 90
  14.7         Indemnification....................................................................................... 91
  14.8         Agent in Individual Capacity.......................................................................... 91
  14.9         Successor Agent....................................................................................... 91
  14.10        Withholding Tax....................................................................................... 92
  14.11        [INTENTIONALLY OMITTED]............................................................................... 93
  14.12        Collateral Matters.................................................................................... 93
  14.13        Restrictions on Actions by Lenders; Sharing of Payments............................................... 94
  14.14        Agency for Perfection................................................................................. 95
  14.15        Payments by Agent to Lenders.......................................................................... 95
  14.16        Concerning the Collateral and the Related Loan Documents.............................................. 95
  14.17        Field Audit and Examination Reports; Disclaimer by Lenders............................................ 95

ARTICLE 15    MISCELLANEOUS.......................................................................................... 96
  15.1         Cumulative Remedies; No Prior Recourse to Collateral.................................................. 96
  15.2         Severability.......................................................................................... 96
  15.3         Governing Law; Choice of Forum; Service of Process; Jury Trial Waiver................................. 96
  15.4         Waiver of Jury Trial.................................................................................. 98
  15.5         Survival of Representations and Warranties............................................................ 99



  15.6         Other Security and Guaranties......................................................................... 99
  15.7         Fees and Expenses..................................................................................... 99
  15.8         Notices...............................................................................................100
  15.9         Waiver of Notices.................................................................................... 101
  15.10        Binding Effect....................................................................................... 101
  15.11        Indemnity of the Agent and the Lenders by the Borrower............................................... 101
  15.12        Final Agreement...................................................................................... 101
  15.13        Amendment and Restatement............................................................................ 102
  15.14        Counterparts......................................................................................... 102
  15.15        Captions............................................................................................. 102
  15.16        Right of Setoff...................................................................................... 102


SCHEDULES

Schedule 1.1        Commitments
Schedule 6.3        State of Formation; Chief Executive Office Location:
                      Records Locations; Collateral Locations
Schedule 8.3        Foreign Qualification Locations
Schedule 8.4        Prior Names of Borrower
Schedule 8.5        Subsidiaries and Affiliates
Schedule 8.9        Existing Debt
Schedule 8.12       Real Estate
Schedule 8.13       Proprietary Rights
Schedule 8.14       Trade Names
Schedule 8.17       Labor Disputes
Schedule 8.18       Environmental Matters
Schedule 8.25       Intellectual Property Disputes
Schedule 8.28       Material Agreements
Schedule 8.29       Bank Accounts
Schedule 9.19       Existing Liens


EXHIBITS

Exhibit A           Form of Borrowing Base Certificate
Exhibit B           [INTENTIONALLY OMITTED]
Exhibit C           Form of Notice of Borrowing
Exhibit D           Form of Notice of Conversion/Continuation
Exhibit E           Form of Assignment and Acceptance
Exhibit F           Form of Compliance Certificate

                AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

         Amended and Restated Loan and Security Agreement, dated as of March 23, 2001, among the financial institutions listed on the signature pages hereof (such financial institutions, together with their respective successors and assigns, are referred to hereinafter each individually as a "Lender" and collectively as the "Lenders"), Bank of America, N.A., as agent for the Lenders (in its capacity as agent, the "Agent"), and LDM Technologies, Inc., a Michigan corporation, with offices at 2500 Executive Hills Drive, Auburn Hills, Michigan 48326 (the "Borrower").

                                   WITNESSETH:


         WHEREAS, the Borrower is party to a Loan and Security Agreement dated as of January 22, 1997 (as heretofore amended, supplemented or otherwise modified, the "Prior Credit Agreement") pursuant to which the Lenders signatory thereto have provided to the Borrower aggregate commitments not to exceed Sixty-Three Million Dollars ($63,000,000) on the terms and conditions set forth therein;

         WHEREAS, the Borrower, the Agent and the Lenders wish to amend and restate the Prior Credit Agreement to incorporate certain changes thereto;

         WHEREAS, the Lenders wish to continue to make available to the Borrower a revolving line of credit for loans and letters of credit in an amount not to exceed $63,000,000 and which extensions of credit the Borrower will use for its working capital needs and general business purposes of the Borrower and its Subsidiaries;

         WHEREAS, the Lenders have agreed to continue to make available to the Borrower a revolving credit facility upon the terms and conditions set forth in this Agreement.

         NOW, THEREFORE, in consideration of the mutual conditions and agreements set forth in this Agreement, and for good and valuable consideration, the receipt of which is hereby acknowledged, the Lenders, the Agent, and the Borrower hereby agree as follows.

                                    ARTICLE 1

                        INTERPRETATION OF THIS AGREEMENT

          1.1     Definitions. As used herein:

                  "Account Debtor" means each Person obligated in any way on or in connection with an Account.

                  "Accounts" means all of the Borrower's and LDM Canada's now owned or hereafter acquired or arising accounts, and any other rights to payment for the sale or lease of goods or rendition of services, whether or not they have been earned by performance.

                  "Adjusted Net Earnings from Operations" means, with respect to any fiscal period of the Borrower, the Borrower's consolidated net income after provision for income taxes for such fiscal period, as determined in accordance with GAAP and reported on the Financial Statements for such period, less any and all of the following included in such net income: (a) gain or loss arising from the sale of any capital assets; (b) gain arising from any write-up in the book value of any asset; (c) earnings of any corporation, substantially all the assets of which have been acquired by the Borrower or any Subsidiary in any manner, to the extent realized by such other corporation prior to the date of acquisition; (d) earnings of any business entity in which the Borrower or any Subsidiary has an ownership interest unless (and only to the extent) such earnings shall actually have been received by the Borrower or any Subsidiary in the form of cash distributions; (e) earnings of any Person to which assets of the Borrower or any Subsidiary shall have been sold, transferred or disposed of, or into which the Borrower shall have been merged, or which has been a party with the Borrower or any Subsidiary to any consolidation or other form of reorganization, prior to the date of such transaction; (f) gain arising from the acquisition of debt or equity securities of the Borrower or any Subsidiary or from cancellation or forgiveness of Debt; and (g) gain arising from extraordinary items, as determined in accordance with GAAP, or from any other non-recurring transaction.

                  "Affiliate" means, as to any Person, any other Person which, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person. A Person shall be deemed to control another Person if the controlling Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of the other Person, whether through the ownership of voting securities, by contract, or otherwise. Notwithstanding anything contained in the previous sentence to the contrary, Affiliate shall include DBM and Como.

                  "Agent" means Bank of America, N.A., solely in its capacity as agent for the Lenders, and shall include any successor agent.

                  "Agent Advances" has the meaning specified in Section 2.2(i).

                  "Agent's Liens" means the Liens granted to the Agent, for the ratable benefit of the Lenders, Bank of America, and Agent pursuant to this Agreement and the other Loan Documents.

                  "Agent-Related Persons" means the Agent and any successor agent, together with their respective Affiliates, and the officers, directors, employees, agents and attorneys-in-fact of such Persons and Affiliates.

                  "Agreement" means this Amended and Restated Loan and Security Agreement.

                  "Anniversary Date" means each anniversary of the Closing Date.

                  "Applicable Margins" shall mean (i) .50% per annum with respect to Base Rate Loans and (ii) 2.25% per annum with respect to LIBOR Rate Loans.

                  "Assigned Contracts" means, collectively, all of the Borrower's and LDM Canada's rights and remedies under, and all moneys and claims for money due or to become due to the Borrower or LDM Canada under any contract, and any and all amendments, supplements, extensions, and renewals thereof including, without limitation, all rights and claims of the Borrower or LDM Canada now or hereafter existing:
 (i) under any insurance (other then key-man life insurance on which the Borrower is the beneficiary), indemnities, warranties, and guarantees provided for or arising out of or in connection with any of the foregoing agreements;
 (ii) for any damages arising out of or for breach or default under or in connection with any of the foregoing contracts; (iii) to all other amounts from time to time paid or payable under or in connection with any of the foregoing agreements; or (iv) to exercise or enforce any and all covenants, remedies, powers and privileges thereunder.

                  "Assignee" has the meaning specified in Section 13.3(a).

                  "Assignment and Acceptance" has the meaning specified in
 Section 13.3(a).

                  "Attorney Costs" means and includes all reasonable fees, expenses and disbursements of any law firm or other external counsel engaged by the Agent, the allocated cost of internal legal services of the Agent and all expenses and disbursements of internal counsel of the Agent.

                  "BACF Subordination Agreement" means that certain Subordination Agreement, dated as of December 9, 1999, between the Borrower and Bane of America Commercial Finance Corporation through its Commercial Funding Division ("BACF"), as the same may be amended, restated, supplemented or otherwise modified from time to time in accordance with the terms of this Agreement, which was subsequently assigned to and assumed by Wells Fargo Bank pursuant to an assignment agreement by and between BACF and Wells Fargo Bank.

                  "BANA" means Bank of America, N.A., a national banking association, or any successor entity thereto.

                  "BANA Loan" and "BANA Loans" have the meanings specified in
 Section 2.2(h).

                  "Bank of America" means Bank of America, N.A., a national banking association, or any successor entity thereto.

                  "Bankruptcy Code" means Title 11 of the United States Code (11 U.S.C. SS. 101 et seq.).

                  "Base Rate" means, for any day, the higher of: (a) the rate of interest in effect for such day as publicly announced from time to time by Bank of America in Charlotte, North Carolina, as its "reference rate" (the "reference rate" being a rate set by Bank of America based upon various factors including Bank of America's costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate), or (b) one-half percent (0.50%) per annum above the latest Federal Funds Rate. Any change in the reference rate announced by Bank of America shall take effect at the opening of business on the day specified in the public announcement of such change. Each Interest Rate based upon the Base Rate shall be adjusted simultaneously with any change in the Base Rate.

                  "Base Rate Loan" means a Revolving Loan during any period in which it bears interest at the Base Rate.

                  "Borrower" has the meaning specified in the introductory paragraph hereof.

                  "Borrowing" means a borrowing hereunder consisting of Revolving Loans made on the same day by the Lenders to the Borrower (or by Bank of America in the case of a Borrowing funded by BANA Loans) or by the Agent in the case of a Borrowing consisting of an Agent Advance.

                  "Borrowing Base" means the sum of:

                  (a) up to eighty-five percent (85%) of the Net Amount of Eligible Accounts of the Borrower; plus

                  (b) up to eighty-five percent (85%) of the Net Amount of Eligible Tooling Receivables of the Borrower; plus

                  (c) up to sixty percent (60%) of the book value of the Borrower's Eligible Inventory (valued at the lower of cost or market on a First-In First-Out basis); provided that advances attributable to this clause (c) shall not exceed $12,000,000; less

                        (i) reserves established by the Borrower for accrued interest on outstanding Revolving Loans;

                        (ii) a reserve established by the Borrower for customer deposits reflected on the Borrower's books and records;

                        (iii) reserves established by the Borrower with respect to any rebate arrangement between the Borrower or any of its Subsidiaries and the Ford Motor Company or any of its Affiliates;

                        (iv) a reserve established by the Agent in the amount of Borrower's Interest Rate Swap Exposure, as determined by Agent in its sole discretion on each Friday (or other day of the week that Agent shall determine); and

                        (iv) all other reserves which the Agent in its reasonable credit judgment deems necessary to establish and maintain with respect to the Borrower's account upon at least one (1) Business Day's prior notice thereof to the Borrower, including, without limitation, any amounts which the Agent may need to pay for the account of the Borrower in order to preserve the value of the Collateral and/or the priority of the Agent's Lien in the Collateral consistent with the terms of this Agreement and the other Loan Documents.

                  "Borrowing Base Certificate" means a certificate regarding the Borrower's Borrowing Base and the LDM Canada Borrowing Base in the form of Exhibit A hereto.

                  "Business Day" means (a) any day that is not a Saturday, Sunday, or a day on which banks in Chicago, Illinois or Charlotte, North Carolina, are required or permitted to be closed, and (b) with respect to all notices, determinations, fundings and payments in connection with the LIBOR Rate or LIBOR Rate Loans, any day that is a Business Day pursuant to clause (a) above and that is also a day on which trading is carried on by and between banks in the London interbank market.

                  "Capital Adequacy Regulation" means any guideline, request or directive of any central bank or other Governmental Authority, or any other law, rule or regulation, whether or not having the force of law, in each case, regarding capital adequacy of any bank or of any corporation controlling a bank.

                  "Capital Expenditures" means, all payments due (whether or not paid) during a Fiscal Year in respect of the cost of any fixed asset or improvement, or replacement, substitution, or addition thereto, which has a useful life of more than one year, including, without limitation, those costs arising in connection with the direct or indirect acquisition of such asset by way of increased product or service charges or offset items or in connection with a Capital Lease.

                  "Capital Lease" means any lease of property by the Borrower or any Subsidiary which, in accordance with GAAP, is or should be capitalized on the Borrower's consolidated balance sheet or for which the amount of the asset and liability thereunder, as if so capitalized, should be disclosed in a footnote to such balance sheet.

                  "Change of Control" means a "change of control" as defined in the Indenture as in effect on the date hereof.

                  "Closing Date" means the date of this Agreement.

                  "Closing Fee" has the meaning specified in Section 3.4.

                  "CODE" means the Internal Revenue Code of 1986, as amended from time to time, and any successor statute, and regulations promulgated thereunder.
                  "Collateral" has the meaning specified in Section 6.1.

                  "Commitment" means, at any time with respect to a Lender, the principal amount set forth opposite such Lender's name on Schedule 1.1.
 Schedule 1.l shall be automatically amended from time to time to give effect to the addition of any new Lenders in accordance with the provisions of Section 13.3, and "Commitments" means, collectively, the aggregate amount of the commitments of all of the Lenders.

                  "Compliance Certificate" means a certificate in the form of Exhibit F hereto.

                  "Como" means New GLI, Inc., d/b/a Como Products Corporation.

                  "Contaminant" means any waste, pollutant, hazardous substance, toxic substance, hazardous waste, special waste, petroleum or petroleum-derived substance or waste, asbestos in any form or condition, polychlorinated biphenyls ("PCBs"), or any constituent of any such substance or waste.

                  "DBM" means DBM Technologies, LLC, a Michigan limited liability company.

                  "DBM Administrative Services Agreement" means that certain Administrative Services Agreement, dated as of December 31, 1998, between the Borrower and DBM, as the same may be amended, restated, supplemented or otherwise modified from time to time in accordance with the terms of this Agreement.

                  "DBM Investment" means the equity investment of the Borrower in DBM, whereby the Borrower owns a forty-nine percent (49%) membership interest in DBM, in the form held by the Borrower as of December 31, 1998.

                  "DBM Sales Commission Agreement" means that certain Sales Commission Agreement, dated as of December 8, 1999, between the Borrower and DBM, as the same may be amended, restated, supplemented or otherwise modified from time to time in accordance with the terms of this Agreement.

                  "Debt" means all liabilities, obligations and indebtedness of the Borrower or any of its Subsidiaries to any Person, of any kind or nature, now or hereafter owing, arising, due or payable, howsoever evidenced, created, incurred, acquired or owing, whether primary, secondary, direct, contingent, fixed or otherwise, and including, without in any way limiting the generality of the foregoing: (i) the Borrower's or any Subsidiary's liabilities and obligations to trade creditors; (ii) all Obligations; (iii) all obligations and liabilities of any Person secured by any Lien on the Borrower's or any Subsidiary's property, even though the Borrower or such Subsidiary shall not have assumed or become liable for the payment thereof; provided, however, that all such obligations and liabilities which are limited in recourse to such property shall be included in Debt only to the extent of the book value of such property as would be shown on a balance sheet of the Borrower prepared in accordance with GAAP; (iv) all obligations or liabilities created or arising under any Capital Lease or conditional sale or other title retention agreement with respect to property used or acquired by the Borrower or any of its Subsidiaries, even if the rights and remedies of the lessor, seller or lender thereunder are limited to repossession of such property; provided, however, that all such obligations and liabilities which are limited in recourse to such property shall be included in Debt only to the extent of the book value of such property as would be shown on a balance sheet of the Borrower prepared in accordance with GAAP; (v) all accrued pension fund and other employee benefit plan obligations and liabilities; (vi) all obligations and liabilities under Guaranties; and (vii) deferred taxes.

                  "Default" means any event or circumstance which, with the giving of notice, the lapse of time, or both, would (if not cured or otherwise remedied during such time) constitute an Event of Default.

                  "Default Rate" means a fluctuating per annum interest rate at all times equal to the sum of (a) the otherwise applicable Interest Rate plus
(b) two percent (2%). Each Default Rate shall be adjusted simultaneously with any change in the applicable Interest Rate. In addition, with respect to Letters of Credit, the Default Rate shall mean an increase in the Letter of Credit Fee by two percent (2%).

                  "Distribution" means, in respect of any corporation: (a) the payment or making of any dividend or other distribution of property in respect of capital stock (or any options or warrants for such stock) of such corporation, other than distributions in capital stock (or any options or warrants for such stock) of the same class; or (b) the redemption or other acquisition of any capital stock (or any options or warrants for such stock) of such corporation.

                  "DOL" means the United States Department of Labor or any successor department or agency.

                  "Dollar" and "$" means dollars in the lawful currency of the United States.

                  "EBITDA" means with respect to the Borrower, on a consolidated basis (excluding Como, DBM and LDM Germany), for any period, Adjusted Net Earnings from Operations, plus the sum of (i) interest expenses, whether paid or accrued, (ii) depreciation, (iii) amortization, (iv) income taxes paid or accrued with respect to such period, and (v) other non-cash expenses (including, without limitation, amortization of goodwill, deferred financing fees, LIFO reserve adjustments and other intangibles), each to the extent deducted in determining the Borrower's Adjusted Net Earnings from Operations for that period, less non-cash income included in the calculation of Adjusted Net Earnings from Operations for that period.

                  "Eligible Accounts" means all Accounts which the Agent in the exercise of its reasonable commercial discretion determines to be Eligible Accounts. Without limiting the discretion of the Agent to establish other criteria of ineligibility, Eligible Accounts shall not include any Account:

                           (a) with respect to which more than ninety (90) days have elapsed since the date of the original invoice therefor or it is more than sixty (60) days past due;

                           (b) with respect to which any of the representations, warranties, covenants, and agreements contained in Section 6.8 are not or have ceased to be complete and correct or have been breached;

                           (c) with respect to which, in whole or in part, a check, promissory note, draft, trade acceptance or other instrument for the payment of money has been received, presented for payment and returned uncollected for any reason;

                           (d) which represents a progress billing (as hereinafter defined) or as to which the Borrower or LDM Canada has extended the time for payment without the consent of the Agent; for the purposes hereof, "progress billing" means any invoice for goods sold or leased or services rendered under a contract or agreement pursuant to which the Account Debtor's obligation to pay such invoice is conditioned upon the

 Borrower's or LDM Canada's completion of any further performance under the contract or agreement;

                  (e) as to which any one or more of the following events has occurred with respect to the Account Debtor on such Account: death or judicial declaration of incompetency of an Account Debtor who is an individual; the filing by or against the Account Debtor of a request or petition for liquidation, reorganization, arrangement, adjustment of debts, adjudication as a bankrupt, winding-up, or other relief under the bankruptcy, insolvency, or similar laws of the United States, Canada, any state, province or territory thereof, or any foreign jurisdiction, now or hereafter in effect; the making of any general assignment by the Account Debtor for the benefit of creditors; the appointment of a receiver or trustee for the Account Debtor or for any of the assets of the Account Debtor, including, without limitation, the appointment of or taking possession by a "custodian," as defined in the Federal Bankruptcy Code; the institution by or against the Account Debtor of any other type of insolvency proceeding (under the bankruptcy laws of the United States or otherwise) or of any formal or informal proceeding for the dissolution or liquidation of, settlement of claims against, or winding up of affairs of, the Account Debtor; the sale, assignment, or transfer of all or any material part of the assets of the Account Debtor; the nonpayment generally by the Account Debtor of its debts as they become due; or the cessation of the business of the Account Debtor as a going concern;

                  (f) if fifty percent (50%) or more of the aggregate dollar amount of outstanding Accounts owed at such time by the Account Debtor thereon is classified as ineligible under the other criteria set forth herein or otherwise established by the Agent;

                  (g) owed by an Account Debtor which: (i) does not maintain its chief executive office in the United States or Canada; or (ii) is not organized under the laws of the United States, Canada or any state or province thereof; or (iii) is the government of any foreign country or sovereign state, or of any state, province, municipality, or other political subdivision thereof, or of any department, agency, public corporation, or other instrumentality thereof; except to the extent that such Account is secured or payable by a letter of credit satisfactory to the Agent in its discretion;

                  (h) owed by an Account Debtor which is an Affiliate or employee of the Borrower or LDM Canada;

                  (i) except as provided in (k) below, as to which either the perfection, enforceability, or validity of the Agent's Lien in such Account, or the Agent's right or ability to obtain direct payment to the Agent of the proceeds of such Account, is governed by any federal, state, or local statutory requirements other than those of the UCC or as to LDM Canada, the PPSA;

                  (j) which is owed by an Account Debtor to which the Borrower or LDM Canada is indebted in any way, or which is subject to any right of setoff or recoupment by the Account Debtor, unless the Account Debtor has entered into an agreement acceptable to the Agent to waive setoff rights; or if the Account Debtor thereon has disputed liability or made any claim with respect to any other Account due from such Account Debtor; but in each such case only to the extent of such indebtedness, setoff, recoupment, dispute, or claim;

                  (k) which is owed by the government of the United States of America, or Canada, or any department, agency, public corporation, or other instrumentality thereof, unless in the case of an Account owing by the United States of America the Federal Assignment of Claims Act of 1940, as amended (31 U.S.C. SS. 3727 et. seq.), and any other steps necessary to perfect the Agent's Lien therein, have been complied with to the Agent's satisfaction with respect to such Account;

                  (l) which is owed by any province, state, municipality, or other political subdivision of the United States of America or Canada, or any department, agency, public corporation, or other instrumentality thereof and as to which the Agent determines that its Lien therein is not or cannot be perfected;

                  (m) which represents a sale on a bill-and-hold, guaranteed sale, sale and return, sale on approval, consignment, or other repurchase or return basis;

                  (n) which is evidenced by a promissory note or other instrument or by chattel paper;

                  (o) if Agent believes, in the exercise of its reasonable judgment, that the prospect of collection of such Account is impaired or that the Account may not be paid by reason of the Account Debtor's financial inability to pay;

                  (p) with respect to which the Account Debtor is located in the states of New Jersey, Minnesota, West Virginia, or any other state requiring the filing of a Business Activity Report or similar document in order to bring suit or otherwise enforce its remedies against such Account Debtor in the courts or through any judicial process of such state, unless Borrower or LDM Canada, as applicable, has qualified to do business in New Jersey, Minnesota, West Virginia, or such other states, or has filed a Notice of Business Activities Report with the applicable division of taxation, the department of revenue, or with such other state offices, as appropriate, for the then-current year, or is exempt from such filing requirement;

                  (q) arises out of a sale not made in the ordinary course of the Borrower's or LDM Canada's business;

                  (r) the goods giving rise to such Account have not been shipped and delivered to and accepted by the Account Debtor or the services giving rise to such Account have not been performed by the Borrower or LDM Canada, and, if applicable, accepted by the Account Debtor, or the Account Debtor revokes its acceptance of such goods or services;

                  (s) is owed by an Account Debtor (other than Ford Motor Company, General Motors Corporation and Chrysler Corporation) which is obligated to the Borrower respecting Accounts the aggregate unpaid balance of which exceeds fifteen percent (15%) of the aggregate unpaid balance of all Accounts owed to the Borrower at such time by all of the Borrower's Account Debtors, but only to the extent of such excess;

                           (t) arises out of a contract or order which, by its terms, forbids, restricts or makes void or unenforceable the granting of a Lien by the Borrower or LDM Canada to the Agent with respect to such Account;

                           (u) which is not subject to a first priority and perfected security interest in favor of the Agent for the benefit of the Lenders;

                           (v) which arise from changes in molds that have not been approved by the applicable Account Debtor; or

                           (w) is an Eligible Tooling Receivable.

 If any Account at any time ceases to be an Eligible Account by reason of any of the foregoing exclusions or any failure to meet any other eligibility criteria established by the Agent in the exercise of its reasonable discretion then such Account shall promptly be excluded from the calculation of Eligible Accounts.

                  "Eligible Inventory" means Inventory, valued at the lower of cost or market, that constitutes raw materials and first quality finished goods and that:

                           (a) is not, in the Agent's reasonable opinion, obsolete or unmerchantable;

                           (b) is located at premises owned by the Borrower or LDM Canada or on premises otherwise reasonably acceptable to the Agent, provided, however, that Inventory located on premises leased to the Borrower or LDM Canada shall not be Eligible Inventory unless the Borrower or LDM Canada, as applicable, shall have delivered to the Agent a written waiver, duly executed on behalf of the appropriate landlord and in form and substance acceptable to the Agent, of all Liens which the landlord for such premises may be entitled to assert against such Inventory;

                           (c) upon which the Agent for the benefit of the Lenders has a first priority perfected security interest;

                           (d) is not work-in-process, spare parts, packaging and shipping materials, supplies, bill-and-hold Inventory, returned or defective Inventory, or Inventory delivered to the Borrower or LDM Canada on consignment;

                           (e) is not slow-moving Inventory; and

                           (f) the Agent, in the exercise of its reasonable commercial discretion, deems eligible as the basis for Revolving Loans based on such collateral and credit criteria as the Agent may from time to time establish.

 If any Inventory at any time ceases to be Eligible Inventory, such Inventory shall promptly be excluded from the calculation of Eligible Inventory. For purposes of determining Revolving Availability, Eligible Inventory shall be valued at the lower of cost (on a first-in, first-out "FIFO" basis) or market value.

                  "Eligible Tooling Receivable" means an Account arising out of tooling used or designed by the Borrower or LDM Canada where:

                           (i) such tooling has been accepted by the Account
                  Debtor pursuant to its PPAP Program or similar program;

                           (ii) the Borrower or LDM Canada, as the case may be,
                  has completed all filings required by the Account Debtor's PPAP Program or similar program with respect to such tooling;

                           (iii) the Account Debtor has accepted parts produced
                  by the Borrower or LDM Canada, as the case may be, using such tooling; and

                           (iv) such Account meets the other criteria necessary
                  to be an Eligible Account.

                  "Environmental Compliance Reserve" means any reserves which the Agent, after the Closing Date, establishes upon at least three (3) Business Day's prior notice to the Borrower from time to time for amounts that are reasonably likely to be expended by the Borrower in order for the Borrower and its operations and property (a) to comply with any notice from a Governmental Authority asserting material non-compliance with Environmental Laws, or (b) to correct any such material non-compliance identified in a report delivered to the Agent and the Lenders pursuant to Section 9.7.

                  "Environmental Laws" means all federal, state, provincial or local laws, statutes, common law duties, rules, regulations, ordinances and codes, together with all administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case relating to environmental, health, safety and land use matters.

                  "Environmental Lien" means a Lien in favor of any Governmental Authority or any other Person for (1) any liability under any Environmental Laws, or (2) damages arising from, or costs incurred by such Governmental Authority or any other Person in response to, a Release or threatened Release of a Contaminant into the environment.

                  "Equipment" means all of the Borrower's and LDM Canada's now owned and hereafter acquired machinery, equipment, furniture, furnishings, fixtures, and other tangible personal property (except Inventory), including motor vehicles with respect to which a certificate of title has been issued, aircraft, dies, tools, jigs, and office equipment, as well as all of such types of property leased by the Borrower and LDM Canada and all of the Borrower's and LDM Canada's rights and interests with respect thereto under such leases (including, without limitation, options to purchase); together with all present and future additions and accessions thereto, replacements therefor, component and auxiliary parts and supplies used or to be used in connection therewith, and all substitutes for any of the foregoing, and all manuals, drawings, instructions, warranties and rights with respect thereto; wherever any of the foregoing is located.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, and regulations promulgated thereunder.

                  "ERISA Affiliate" means any trade or business (whether or not incorporated) under common control with the Borrower within the meaning of
 Section 414(b) or (c) of the Code (and Sections 414(m) and (o) of the Code for purposes of provisions relating to Section 412 of the Code).

                  "ERISA Event" means (a) a Reportable Event or Termination Event with respect to a Pension Plan; (b) a withdrawal by the Borrower, any Subsidiary or any ERISA Affiliate from a Pension Plan during a plan year in which it was a substantial employer (as defined in Section 4001(a)(2) of ERISA) or employer under the PBA or a cessation of operations which is treated as such a withdrawal; (c) a complete or partial withdrawal by the Borrower, any Subsidiary or any ERISA Affiliate from a Multi-employer Plan or Plan regulated or governed by the PBA or notification that a Multi-employer Plan or Plan regulated or governed by the PBA is in reorganization; (d) the filing of a notice of intent to terminate, the treatment of a Plan amendment as a termination, or the commencement of proceedings by the PBGC or other applicable Governmental Authority to terminate a Pension Plan or Multi-employer Plan; (e) an event or condition which might reasonably be expected to constitute grounds for the termination of, or the appointment of a trustee to administer, any Pension Plan or Multi-employer Plan; (f) the imposition of any liability under Title IV of ERISA, other than PBGC premiums due but not delinquent under
 Section 4007 of ERISA, or PBA or other applicable law of any jurisdiction upon the Borrower, any Subsidiary or any ERISA Affiliate; or (g) any failure to make or remit any contribution when due in respect of any Plan.

                  "Event of Default" has the meaning specified in Section 11.1.

                  "Exchange Act" means the Securities and Exchange Act of 1934, and regulations promulgated thereunder.

                  "Federal Funds Rate" means, for any day, the rate set forth in the weekly statistical release designated as H.15(519), or any successor publication, published by the Federal Reserve Bank of New York (including any such successor, "H.15(519)") on the preceding Business Day opposite the caption "Federal Funds (Effective)"; or, if for any relevant day such rate is not so published on any such preceding Business Day, the rate for such day will be the arithmetic mean as determined by the Agent of the rates for the last transaction in overnight Federal funds arranged prior to 9:00 a.m. (New York City time) on that day by each of three leading brokers of Federal funds transactions in New York City selected by the Agent.

                  "Federal Reserve Board" means the Board of Governors of the Federal Reserve System or any successor thereto.

                  "Fee Letter" has the meaning specified in Section 3.4.

                  "Financial Statements" means, according to the context in which it is used, the financial statements attached hereto, or any financial statements required to be given to the Lenders pursuant to this Agreement.

                  "Fiscal Year" means the Borrower's fiscal year for financial accounting purposes. The current Fiscal Year of the Borrower will end on September 30, 2001.

                  "Fixed Assets" means Equipment and Real Estate of the Borrower and LDM Canada.

                  "Fixed Charges" means as to the Borrower on a consolidated basis (other than Como, DBM and LDM Germany), for any fiscal period, the sum of(i) interest expenses paid or payable in cash, (ii) cash dividend payments,
 (iii) scheduled installments of principal paid or payable with respect to Debt for borrowed money (other than Revolving Loans) and Capital Leases; (iv) that portion of Capital Expenditures not financed by borrowings from third parties or with the proceeds of Term Loans in an amount not greater than $10,000,000; and (v) income taxes paid or payable in cash.

                  "Fixed Charge Coverage Ratio" means for any fiscal period, the ratio of EBITDA to Fixed Charges.

                  "Fixture" means all fixtures of the Borrower and LDM Canada as such term is defined in the UCC including trade fixtures, building fixtures and leasehold improvements.

                  "Funding Date" means the date on which a Borrowing occurs.

                  "GAAP" means generally accepted accounting principles set forth from time to time in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board (or agencies with similar functions of comparable stature and authority within the U.S. accounting profession), which are applicable to the circumstances as of the Closing Date.

                  "General Intangibles" means all of the Borrower's and LDM Canada's now owned or hereafter acquired general intangibles, choses in action and causes of action and all other intangible personal property of the Borrower and LDM Canada of every kind and nature (other than Accounts), including, without limitation, all contract rights, Proprietary Rights, corporate or other business records, inventions, designs, blueprints, plans, specifications, patents, patent applications, trademarks, service marks, trade names, trade secrets, goodwill, copyrights, computer software, customer lists, registrations, licenses, franchises, tax refund claims, any funds which may become due to the Borrower or LDM Canada in connection with the termination of any Plan or other employee benefit plan or any rights thereto and any other amounts payable to the Borrower or LDM Canada from any Plan or other employee benefit plan, rights and claims against carriers and shippers, rights to indemnification, business interruption insurance and proceeds thereof, property, casualty or any similar type of insurance and any proceeds thereof, and any letter of credit, guarantee, claim, security interest or other security held by or granted to the Borrower or LDM Canada to secure payment by an Account Debtor of any of the Accounts, but excluding proceeds of key-man life insurance on which the Borrower is the beneficiary.

                  "Governmental Authority" means any nation or government, any state, province, municipality, region or other political subdivision thereof, any central bank (or similar monetary or regulatory authority) thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing and any department, agency, board, commission, tribunal, committee or instrumentality of any of the foregoing.

                  "Guaranty" means, with respect to any Person, all obligations of such Person which in any manner directly or indirectly guarantee or assure, or in effect guarantee or assure, the payment or performance of any indebtedness, dividend or other obligations of any other Person (the "guaranteed obligations"), or assure or in effect assure the holder of the guaranteed obligations against loss in respect thereof, including, without limitation, any such obligations incurred through an agreement, contingent or otherwise: (a) to purchase the guaranteed obligations or any property constituting security therefor; (b) to advance or supply funds for the purchase or payment of the guaranteed obligations or to maintain a working capital or other balance sheet condition; or (c) to lease property or to purchase any debt or equity securities or other property or services.

                  "Guarantor" means each of LDM Canada and LDM Holding.

                  "Guarantor Collateral" means the "Pledged Collateral" and "Collateral" as each such term is defined in the relevant Guarantor Collateral Document.

                  "Guarantor Collateral Documents" means the LDM Canada Security Agreement, the LDM Canada Mortgage and the LDM Holding Pledge and Security Agreement.

                  "Guarantor Documents" means the Guarantor Guarantees and the Guarantor Collateral Documents.

                  "Guarantor Guarantees" means the LDM Canada Guarantee and the LDM Holding Guarantee.

                  "Indenture" means the indenture governing the Senior Subordinated Notes.

                  "Intellectual Property Security Agreement" means the Amended and Restated Intellectual Property Security Agreement, dated as of the date hereof, executed and delivered by the Borrower to the Agent to evidence and perfect the Agent's security interest in the Borrower's present and future patents, trademarks, copyrights, and related licenses and rights, for the benefit of the Agent and the Lenders.

                  "Intercompany Accounts" means all assets and liabilities, however arising, which are due to the Borrower from, which are due from the Borrower to, or which otherwise arise from any transaction by the Borrower with, any Affiliate.

                  "Intercompany Loans" means the loans made by the Borrower to LDM Canada in accordance with Section 9.13.

                  "Intercompany Note" means a demand note evidencing an Intercompany Loan made by the Borrower pursuant to Section 9.13(d), such demand note to be in form and substance satisfactory to the Agent.

                  "Interest Period" means, as to any LIBOR Rate Loan, the period commencing on the Funding Date of such Loan or on the Conversion/Continuation Date on which the Loan is converted into or continued as a LIBOR Rate Loan, and ending on the date one, two, three or six months thereafter as selected by the Borrower in its Notice of Borrowing or Notice of Conversion/Continuation; provided that:

                           (i) if any Interest Period would otherwise end on a day that is not a Business Day, that Interest Period shall be extended to the following Business Day unless the result of such extension would be to carry such Interest Period into another calendar month, in which event such Interest Period shall end on the preceding Business Day;

                           (ii) any Interest Period pertaining to a LIBOR Rate Loan that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; and

                           (iii) no Interest Period for any Revolving Loan shall extend beyond the Termination Date.

                  "Interest Rate" means each or any of the interest rates, including the Default Rate, set forth in Section 3.1.

                  "Interest Rate Swap" means that certain interest rate swap (or swaps), between Borrower and the Swap Creditor, in form and substance acceptable to Agent, in respect of Borrower's Senior Subordinated Notes; provided, that the face amount of such Senior Subordinated Notes that are subject to the Interest Rate Swap shall not exceed $50,000,000.

                  "Interest Rate Swap Exposure" means, at any particular point in time, the Dollar amount of Borrower's potential payment obligations pursuant to the Interest Rate Swap as calculated by the Agent, in its sole discretion.

                  "Inventory" means all of the Borrower's and LDM Canada's now owned and hereafter acquired inventory, goods, merchandise, and other personal property, wherever located, to be furnished under any contract of service or held for sale or lease, all returned goods, raw materials, other materials and supplies of any kind, nature or description which are or might be consumed in the Borrower's business or used in connection with the packing, shipping, advertising, selling or finishing of such goods, merchandise and such other personal property, and all documents of title or other documents representing them.

                  "Investment Property" means all investment property as such term is defined in the UCC as now or hereafter in effect in those states that adopt such definition.

                  "IRS" means the Internal Revenue Service and any Governmental Authority succeeding to any of its principal functions under the Code.

                  "Latest Projections" means: (a) on the Closing Date and thereafter until the Lenders receive new projections pursuant to Section 7.2(e), the projections of the Borrower's results of operations for the 2001, 2002 and 2003 Fiscal Years delivered to the Lenders prior to the Closing Date; and (b) thereafter, the projections most recently received by the Lenders pursuant to Section 7.2(e).

                  "LDM Canada" means LDM Technologies Company, a Nova Scotia unlimited liability company.

                  "LDM Canada Borrowing Base" means the sum of:

                  (a) up to eighty-five percent (85%) of the Net Amount of Eligible Accounts of LDM Canada; plus

                  (b) up to eighty-five percent (85%) of the Net Amount of Eligible Tooling Receivables of LDM Canada; plus

                  (c) up to sixty percent (60%) of the book value of LDM Canada's Eligible Inventory (valued at the lower of cost or market on a First-In First-Out basis); less

                  (i) a reserve for customer deposits reflected on LDM Canada's books and records;

                  (ii) reserves established by Agent for goods and services, excise and sales taxes; and

                  (iii) all other reserves which the Agent in its reasonable credit judgment deems necessary to establish and maintain with respect to LDM Canada's account upon at least one (1) Business Day's prior notice thereof to LDM Canada, including, without limitation, any amounts which the Agent may need to pay for the account of LDM Canada in order to preserve the value of the Collateral and/or the priority of the Agent's Lien in the Collateral consistent with the terms of this Agreement and the other Loan Documents.

                  The Borrower shall reflect the LDM Canada Borrowing Base in United States dollars in form and method acceptable to the Agent.

                  "LDM Canada Guarantee" means, collectively, (i) the LDM Canada Guarantee, dated as of January 22, 1997, duly executed and delivered by LDM Canada to the Agent for the benefit of itself and the Lenders and (ii) the LDM Canada Guarantee, dated as of February 6, 1998, duly executed and delivered by LDM Canada to the Term Agent, for the benefit of itself and the Term Lenders, as each may be amended, supplemented or otherwise modified from time to time.

                  "LDM Canada Security Agreement" means, collectively, (i) the $100,000,000 Cdn. fixed and floating charge demand debenture and related pledge agreement in respect thereof, each dated as of January 22, 1997, duly executed and delivered by LDM Canada to the Agent for the benefit of itself and the Lenders; (ii) the $100,000,000 Cdn. fixed and floating charge demand debenture and related pledge agreement in respect thereof, each dated as of February 6, 1998, duly executed and delivered by LDM Canada in favor of the Term Agent, for the benefit of itself and the Term Lenders, as each may be amended, supplemented or otherwise modified from time to time; and (iii) the general security agreement dated as of March 23, 2001 duly executed and delivered by LDM Canada to the Agent for the benefit of itself and the Lenders as each may be amended, supplemented or otherwise modified from time to time.

                  "LDM Germany" means LDM Technologies GmbH, organized under the laws of Germany, a wholly-owned Subsidiary of the Borrower.

                  "LDM Holding" means LDM Holding Canada, Inc., a Michigan corporation.

                  "LDM Holding Guarantee" means the Amended and Restated LDM Holding Guarantee, dated as of the date hereof, duly executed and delivered by LDM Holding to the Agent, for the benefit of itself and the Lenders, as the same may be amended, supplemented or otherwise modified from time to time.

                  "LDM Holding Pledge and Security Agreement" means the Amended and Restated LDM Holding Pledge and Security Agreement, dated as of the date hereof, duly executed and delivered by LDM Holding in favor of the Agent, for the benefit of itself and the Lenders, as the same may be amended, supplemented or otherwise modified from time to time.

                  "Lender" and "Lenders" have the meanings specified in the introductory paragraph hereof.

                  "Lending Office" means with respect to a Lender or the Agent, any office, branch, subsidiary or affiliate of such Lender or the Agent.

                  "Letter of Credit" has the meaning specified in Section
 2.4(a).

                  "Letter of Credit Fee" has the meaning specified in Section
 3.6.

                  "LIBOR Interest Rate Determination Date" means each date of calculating the LIBOR Rate for purposes of determining the interest rate with respect to an Interest Period. The LIBOR Interest Rate Determination Date for any LIBOR Rate Loan shall be the second Business Day prior to the first day of the related Interest Period for such LIBOR Rate Loan.

                  "LIBOR Rate" means, for any Interest Period, with respect to LIBOR Rate Loans comprising part of the same Borrowing, the rate of interest per annum (rounded upward to the next 1/16th of 1.0%) determined by the Agent as follows:

                        LIBOR Rate (=)                LIBOR
                                      -------------------------------------
                                      1.00 - Eurodollar Reserve Percentage

 Where,

                           "Eurodollar Reserve Percentage" means for any day for
                  any Interest Period the maximum reserve percentage (expressed as a decimal, rounded upward to the next 1/100th of 1.0%) in effect on such day (whether or not applicable to any Lender) under regulations issued from time to time by the Federal Reserve Board for determining the maximum reserve requirement (including any emergency, supplemental or other marginal reserve requirement) with respect to Eurocurrency funding (currently referred to as "Eurocurrency liabilities"); and

                           "LIBOR" means the rate of interest per annum (rounded
                  upward to the next 1/16 of 1%) notified to the Agent by Bank of America as the rate of interest at which dollar deposits in the approximate amount of the Loan to be made or continued as, or converted into, a LIBOR Rate Loan and having a maturity comparable to such Interest Period would be offered by Bank of America's applicable lending office to major banks in the London eurodollar market at approximately 11:00 a.m. (London time) two Business Days prior to the commencement of such Interest Period.

                  "LIBOR Rate Loan" means a Revolving Loan during any period in which it bears interest at the LIBOR Rate.

                  "Lien" means: (a) any interest in property securing an obligation owed to, or a claim by, a Person other than the owner of the property, whether such interest is based on the common law, statute, or contract, and including without limitation, a security interest, hypothecation, charge, claim, or lien arising from a mortgage, deed of trust, encumbrance, pledge, hypothecation, assignment, deposit arrangement, agreement, security agreement, conditional sale or trust receipt or a lease, consignment or bailment for security purposes; and (b) to the extent not included under clause
 (a), (i) any reservation, exception, encroachment, easement, right-of-way, covenant, condition, restriction, lease or other title exception or encumbrance affecting property and (ii) any other lien, charge, privilege, secured claim, title retention, garnishment right, deemed trust, encumbrance or other right affecting Property, choate or inchoate, whether or not crystallized or fixed, whether or not for amounts due or accruing due, arising by any statute, act or law of any jurisdiction, at common law, in equity or by any agreement.

                  "Loan Account" means the loan account of the Borrower, which account shall be maintained by the Agent.

                  "Loan Documents" means this Agreement, the Term Loan Notes, the Intellectual Property Security Agreement, the Mortgages, the Pledge Agreement, the Guarantor Documents, the Intercompany Note, the Interest Rate Swap and any other agreements, instruments, and documents heretofore, now or hereafter evidencing, securing, guaranteeing or otherwise relating to the Obligations, the Collateral, or any other aspect of the transactions contemplated by this Agreement.

                  "Loans" means, collectively, all loans and advances provided for in Article 2.

                  "Majority Lenders" means, at any time, Lenders whose Pro Rata Shares aggregate more than 66 2/3% of the Commitments, plus, Term Loan Lenders whose Pro Rata Shares (as defined in the Term Loan Agreement) aggregate more than 66 2/3% of the Commitments under, and as defined in, the Term Loan Agreement.

                  "Margin Stock" means "margin stock" as such term is defined in Regulation T, U or X of the Federal Reserve Board.

                  "Material Adverse Effect" means (a) a material adverse change in, or a material adverse effect upon, the operations, business, properties, condition (financial or otherwise) or prospects of the Borrower and LDM Canada on a consolidated basis or the Collateral, the Pledged Collateral or the Guarantee Collateral on a consolidated basis; (b) a material impairment of the ability of the Borrower or any Guarantor to perform under any Loan Document to which such Person is a party and to avoid any Event of Default; or (c) a material adverse effect upon the legality, validity, binding effect or enforceability against the Borrower or any Guarantor of any Loan Document.

                  "Maximum Amount" means, at any time, an amount equal to the Maximum Revolver Amount at such time.

                  "Maximum Rate" has the meaning specified in Section 3.3.

                  "Maximum Revolver Amount" means $63,000,000.

                  "Membership Pledge Agreement" means that certain Amended and Restated Membership Pledge Agreement, dated as of the date hereof, executed by the Borrower in favor of the Agent, as the same may be amended, restated, supplemented as otherwise modified from time to time.

                  "Mortgages" means: (a) each Mortgage, Charge/Mortgage of Land, Security Agreement, and Assignments of Leases and Rents as amended and restated, dated the date hereof between the Borrower and/or LDM Canada and the Agent and delivered to the Agent; and (b) all other real property mortgages, leasehold mortgages, assignments of leases, mortgage deeds, deeds of trust, deeds to secure debt, security agreements, and other similar instruments hereafter entered into which provide the Agent a lien on or other interest in any portion of the Premises or the Real Estate or which relate to any such Lien or interest.

                  "Multi-employer Plan" means a "multi-employer plan" as defined in Section 4001(a)(3) of ERISA which is or was at any time during the current year or the immediately preceding six (6) years contributed to by the Borrower or any ERISA Affiliate.

                  "Net Amount of Eligible Accounts" means the gross amount of Eligible Accounts less sales, excise or similar taxes, and less returns, discounts, accrued rebates (including volume rebates), claims, credits and allowance of any nature at any time issued, owing, granted, outstanding, available or claimed in respect of such Eligible Accounts.

                  "Notice of Borrowing" means a notice of Borrowing in the form of Exhibit C.

                  "Notice of Conversion/Continuation" means notice of conversion or continuation in the form of Exhibit D.

                  "Obligations" means all present and future loans, advances, liabilities, obligations, covenants, duties, and debts owing by the Borrower to the Agent and/or any Lender or the Swap Creditor, arising under or pursuant to this Agreement or any of the other Loan Documents, whether or not evidenced by any note, or other instrument or document, whether arising from an extension of credit, opening of a letter of credit, acceptance, loan, guaranty, indemnification or otherwise, whether direct or indirect (including, without limitation, those acquired by assignment from others, and any participation by the Agent and/or any Lender in the Borrower's debts owing to others), absolute or contingent, due or to become due, primary or secondary, as principal or guarantor, and including, without limitation, all principal, interest, charges, expenses, fees, attorneys' fees, filing fees and any other sums chargeable to the Borrower hereunder or under any of the other Loan Documents. "Obligations" includes, without limitation, all debts, liabilities, and obligations now or hereafter owing from the Borrower to the Agent and/or any Lender under or in connection with the Letters of Credit or to the Swap Credit or with respect to the Interest Rate Swap.

                  "Other Taxes" means any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies which arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to, this Agreement or any other Loan Documents.

                  "Participating Lender" means any Person who shall have been granted the right by any Lender to participate in the financing provided by such Lender under this Agreement, and who shall have entered into a participation agreement in form and substance satisfactory to such Lender.

                  "Payment Account" means each blocked bank account established pursuant to Section 6.9, to which the funds of the Borrower (including, without limitation, proceeds of Accounts and other Collateral) are deposited or credited, and which is maintained in the name of the Agent or the Borrower, as the Agent may determine, on terms acceptable to the Agent.

                  "PBA" means the Pension Benefits Act of Ontario and all regulations thereunder as amended from time to time, and any successor legislation.

                  "PBGC" means the Pension Benefit Guaranty Corporation or any Governmental Authority succeeding to the functions thereof.

                  "Pending Revolving Loans" means, at any time, the aggregate principal amount of all Revolving Loans requested in any Notice(s) of Borrowing received by the Agent which have not yet been advanced.

                  "Pension Plan" means a pension plan (as defined in Section 3(2) of ERISA or the applicable laws of any other jurisdictions including the
 PBA) subject to Title IV of ERISA or the applicable laws of any other jurisdictions including the PBA which the Borrower or LDM Canada sponsors, maintains, or to which it makes, is making, or is obligated to make contributions, or has made contributions at any time during the immediately preceding five (5) plan years.

                  "Permitted Liens" means:

                  (a) Liens for taxes not delinquent or for taxes being contested in good faith by appropriate proceedings and as to which adequate financial reserves have been established on the Borrower's books and records and a stay of enforcement of any such Lien is in effect;

                  (b)   the Agent's Liens;

                  (c) deposits under worker's compensation, unemployment insurance, social security and other similar laws, or to secure the performance of bids, tenders or contracts (other than for the repayment of borrowed money) or to secure indemnity, performance or other similar bonds for the performance of bids, tenders or contracts (other than for the repayment of borrowed money) or to secure statutory obligations (other than liens arising under ERISA or Environmental Liens) or surety or appeal bonds, or to secure indemnity, performance or other similar bonds in the ordinary course of business;

                  (d) Liens securing the claims or demands of materialmen, mechanics, carriers, warehousemen, landlords and other like Persons; provided that the payment thereof is not at the time required by Section 9.1;

                  (e) reservations, exceptions, encroachments, easements, rights of way, covenants running with the land, and other similar title exceptions or encumbrances affecting any Real Estate; provided that they do not in the aggregate materially detract from the value of the Real Estate or materially interfere with its use in the ordinary conduct of the Borrower's business;

                  (f) judgment and other similar Liens arising in connection with court proceedings; provided that (A) the existence of such Liens is being contested in good faith and by proper proceedings diligently pursued, (B) reserves or other appropriate provision, if any, as are required by GAAP have been made therefor, (C) a stay of enforcement of any such Liens is in effect, (D) the priority of any such Liens is subordinate to that of the Agent's Liens, and (E) the existence of any judgment or court proceedings upon which such Liens are based does not otherwise constitute an Event of Default under this Agreement;

                  (g)   Liens in existence on the Closing Date and listed on
                        Schedule 9.19, and any extensions or renewals thereof, provided that (x) the aggregate principal amount of the Debt, if any, secured by such Lien does not increase from that amount outstanding at the time of any such renewal or extension and (y) any such renewal or extension does not encumber any additional assets or properties of the Borrower or any of its Subsidiaries;

                  (h) Liens securing Intercompany Notes issued in accordance with Section 9.13; and

                  (i) Liens securing the Term Loan Agreement Obligations.

                  "Person" means any individual, sole proprietorship, partnership, joint venture, trust, unincorporated organization, association, corporation, Governmental Authority, or any other entity.

                  "Pledge Agreement" means the Amended and Restated Pledge Agreement, dated as of the date hereof, duly executed and delivered by the Borrower for the benefit of the Agent and the Lenders, as the same may be amended, supplemented or otherwise modified from time to time.

                  "Pledged Collateral" has the meaning specified in the Pledge Agreement.

                  "Plan" means an employee benefit plan (as defined in Section 3(3) of ERISA or the applicable laws of any other jurisdiction) which the Borrower or any Subsidiary sponsors or maintains or to which the Borrower or any Subsidiary makes, is making, or is obligated to make contributions and includes any Pension Plan.

                  "PPSA" means the Personal Property Security Act of Ontario or other applicable jurisdiction, and all regulations thereunder, as amended from time to time, and any successor legislation.

                  "Premises" means the land identified by addresses on Schedule 8.12, together with all buildings, improvements, and fixtures thereon and all tenements, hereditaments, and appurtenances belonging or in any way appertaining thereto, and which constitutes all of the real property in which the Borrower or LDM Canada has any interests on the Closing Date.

                  "Prior Credit Agreement" has the meaning specified in the Recitals hereto.

                  "Pro Rata Share" means, with respect to a Lender, a fraction (expressed as a percentage), the numerator of which is the amount of such Lender's Commitment and the denominator of which is the sum of the amounts of all of the Lenders' Commitments.

                  "Proprietary Rights" means all of the Borrower's and LDM Canada's now owned and hereafter arising or acquired: licenses, franchises, permits, patents, patent rights, copyrights, works which are the subject matter of copyrights, trademarks, service marks, trade names, trade styles, patent, trademark and service mark applications, and all licenses and rights related to any of the foregoing, including, without limitation, those patents, trademarks, service marks and copyrights set forth on Schedule 8.13 hereto, and all other rights under any of the foregoing, all extensions, renewals, reissues, divisions, continuations, and continuations-in-part of any of the foregoing, and all rights to sue for past, present and future infringement of any of the foregoing.

                  "Real Estate" means all of the present and future interests of the Borrower and/or any Subsidiary, as owner, lessee, or otherwise, in the Premises, including, without limitation, any interest arising from an option to purchase or lease the Premises or any portion thereof.

                  "Release" means a release, spill, emission, leaking, pumping, injection, deposit, disposal, discharge, dispersal, leaching or migration of a Contaminant into the indoor or outdoor environment or into or out of any Real Estate or other property, including the movement of Contaminants through or in the air, soil, surface water, groundwater or Real Estate or other property.

                  "Rentals" has the meaning specified in Section 9.24.

                  "Reportable Event" means, any of the events set forth in
 Section 4043(b) of ERISA or the regulations thereunder, other than any such event for which the 30-day notice requirement under ERISA has been waived in regulations issued by the PBGC.

                  "Required Lenders" means, at any time Lenders whose Pro Rata Shares aggregate more than 35% of the Commitments.

                  "Requirement of Law" means, as to any Person, any law (statutory or common), treaty, rule or regulation or determination of an arbitrator or of a Governmental Authority, in each case applicable to or binding upon the Person or any of its property or to which the Person or any of its property is subject.

                  "Responsible Officer" means the chief executive officer or the president of the Borrower, or any other officer having substantially the same authority and responsibility; or, with respect to compliance with financial covenants, the chief financial officer or the treasurer of the Borrower, or any other officer having substantially the same authority and responsibility.

                  "Restricted Investment" means any acquisition of property by the Borrower or LDM Canada in exchange for cash or other property, whether in the form of an acquisition of stock, debt, or other indebtedness or obligation, or the purchase or acquisition of any other property, or a loan, advance, capital contribution, or subscription: except (A) intercompany loans made by the Borrower to LDM Canada pursuant to Section 9.13(d), and (B) acquisitions of the following:

                  (a) Equipment to be used in the business of the Borrower or LDM Canada so long as the acquisition costs thereof constitute Capital Expenditures permitted hereunder;

                  (b) goods held for sale or lease or to be used by the Borrower or LDM Canada in the ordinary course of business;

                  (c) current assets arising from the sale or lease of goods or the rendition of services in the ordinary course of business of the Borrower or LDM Canada;

                  (d) direct obligations of the United States of America, or any agency thereof, or obligations guaranteed by the United States of America, provided that such obligations mature within one year from the date of acquisition thereof;

                  (e) certificates of deposit maturing within one year from the date of acquisition, bankers' acceptances, Eurodollar bank deposits, or overnight bank deposits, in each case issued by, created by, or with a bank or trust company organized under the laws of the United States or any state thereof having capital and surplus aggregating at least $100,000,000;

                  (f) commercial paper given a rating of "A2" or better by Standard & Poor's Corporation or "P2" or better by Moody's Investors Service, Inc. and maturing not more than ninety (90) days from the date of creation thereof;

                  (g) life insurance premiums of up to $2,500,000 per annum for life insurance on the lives of the Borrower's principal stockholders;

                  (h)   loans to employees outstanding as of the Closing Date;

                  (i) loans and advances in the ordinary course of business to officers, directors and employees for business-related travel expenses, moving expenses and other similar expenses in an aggregate principal amount not to exceed $250,000 at any time; and

                  (j)   the conversion of all or portion of the Intercompany
                        Note into equity interests of a Guarantor (other than LDM Holding).

                  "Revolving Loans" has the meaning specified in Section 2.2.

                  "Revolver Availability" means, at any time, the lesser of:

                  (A)   the Maximum Revolving Amount at such time;

                                       or

                  (B) the Borrower's Borrowing Base at such time plus the LDM Canada borrowing Base, less

                  (C)   in each case, the sum of the following:

                        (i)  the unpaid balance of Revolving Loans at such time;

                           (ii) the aggregate underdrawn face amount of all outstanding Letters of Credit which the Agent has caused to be issued or obtained for the Borrower's account;

                           (iii) the aggregate amount of Pending Revolving
                                 Loans;

                           (iv) the aggregate amount of unpaid reimbursement obligations in respect of Letters of Credit;

                           (v)   reserves for accrued interest on the
                                 Obligations; and

                           (vi)  the Environmental Compliance Reserve;

 provided, however, that at no time shall Revolver Availability exceed the amount of Senior Debt (as defined in the Indenture) attributable to this Agreement permitted to be incurred pursuant to Section 4.03 of the Indenture.

                  "Romulus Capital Expenditures" shall mean Capital Expenditures made by the Borrower in connection with improvements at the Borrower's leasehold plant located in Romulus, Michigan.

                  "Senior Subordinated Notes" means the 10-3/4% Senior Subordinated Notes due 2007 issued by the Borrower.

                  "Solvent" means when used with respect to any Person that (a) the fair value of all its assets is in excess of the total amount of its debts (including contingent liabilities);(b)it is able to pay its debts as they mature; (c) it does not have unreasonably small capital for the business in which it is engaged or for any business or transaction in which it is about to engage; and (d) it is not "insolvent" as such term is defined in Section 101(32) of the Bankruptcy Code.

                  "Stated Termination Date" means January 21, 2005; provided, however, that the Borrower may request an extension of the Stated Termination Date for an additional year by submitting a written request for such extension to the Agent not less than ninety (90) days prior to the annual anniversary of the Closing Date and any subsequent anniversary, which written request will be communicated promptly by the Agent to each Lender. Not less than thirty (30) days prior to the annual anniversary of the Closing Date and any subsequent anniversary, the Agent shall notify the Borrower in writing whether all of the Lenders elected to accept such extension. No extension of the Stated Termination Date will become effective until the Agent delivers the notice referred to in the immediate preceding sentence. All outstanding Loans and the unpaid accrued interest thereon shall be due and payable in full by the Borrower on the Stated Termination Date.

                  "Subsidiary" means any corporation of which more than fifty percent (50.0%) of the outstanding securities of any class or classes, the holders of which are ordinarily, in the absence of contingencies, entitled to elect a majority of the corporate directors (or Persons performing similar functions), is at the time, directly or indirectly through one or more intermediaries, owned by the Borrower and/or one or more of its Subsidiaries.

                  "Supporting Letter of Credit" has the meaning specified in
 Section 2.4(j).

                  "Swap Creditor" means Bank of America, N.A., a national banking association, or any successor entity thereto.

                  "Taxes" means any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding, in the case of each Lender and the Agent, such taxes (including income taxes or franchise taxes) as are imposed on or measured by each Lender's net income by the jurisdiction (or any political subdivision thereof) under the laws of which such Lender or the Agent, as the case may be, is organized or maintains a Lending Office.

                  "Term Agent" means Bank of America in its capacity as agent for the Term Lenders under the Term Loan Agreement.

                  "Term Lender" means a Lender under, and as defined in, the Term Loan Agreement.

                  "Term Loan Agreement" means the Amended and Restated Term Loan and Security Agreement, dated as of the date hereof, among the Borrower, the Term Agent and the Term Lenders, as the same may be supplemented, amended or otherwise modified from time to time.

                  "Term Loan Agreement Obligations" means the Obligations under, and as defined in, the Term Loan Agreement.

                  "Term Loan Notes" shall have the meaning ascribed thereto in the Term Loan Agreement.

                  "Term Loans" means Term Loans under, and as defined in, the Term Loan Agreement.

                  "Termination Date" means the earliest to occur of (i) the Stated Termination Date, (ii) the date the Commitment is terminated either by the Borrower pursuant to Section 4.2 or by the Majority Lenders pursuant to
 Section 11.2, and (iii) the date this Agreement is otherwise terminated for any reason whatsoever.

                  "Termination Event" means: (a) the whole or partial withdrawal of the Borrower or any Subsidiary from a Plan during a plan year; or (b) the filing of a notice of intent to terminate in whole or in part a Plan or the treatment of a Plan amendment as a termination or partial termination; or (c) the institution of proceedings by any Public Authority to terminate in whole or in part or have a trustee appointed to administer a Plan; or (d) any other event or condition which might constitute grounds for the termination of, winding up or partial termination or winding up or the appointment of a trustee to administer, any Plan.

                  "Total Facility" has the meaning specified in Section 2.1.

                  "UCC" means the Uniform Commercial Code (as amended or any successor statute) of the State of Illinois or of any other state the laws of which are required by Section 9-103 thereof to be applied in connection with the issue of perfection of security interests.

                  "Unused Letter of Credit Subfacility" means an amount equal to $20,000,000 minus the sum of (a) the aggregate undrawn amount of all outstanding Letters of Credit plus (b) the aggregate unpaid reimbursement obligations with respect to all Letters of Credit.

                  "Unfunded Pension Liability" means the excess of a Plan's benefit liabilities over the current value of that Plan's assets, determined in accordance with the assumptions used for funding the Pension Plan pursuant to
 Section 412 of the Code or the PBA or other applicable laws of any jurisdiction for the applicable plan year and includes in the case of any Plan regulated or governed by the PBA or applicable laws of any jurisdiction, any unfunded liability or solvency deficiency as determined under the PBA or other applicable laws.

          1.2 Accounting Terms. Any accounting term used in this Agreement shall have, unless otherwise specifically provided herein, the meaning customarily given in accordance with GAAP, and all financial computations hereunder shall be computed, unless otherwise specifically provided herein, in accordance with GAAP as consistently applied and using the same method for inventory valuation as used in the preparation of the Financial Statements.

          1.3 Interpretive Provisions.

              (a) The meanings of defined terms are equally applicable to the singular and plural forms of the defined terms.

              (b) The words "hereof," "herein," "hereunder" and similar words refer to this Agreement as a whole and not to any particular provision of this Agreement; and Subsection, Section, Schedule and Exhibit references are to this Agreement unless otherwise specified.

              (c) (i) The term "documents" includes any and all instruments, documents, agreements, certificates, indentures, notices and other writings, however evidenced.

                  (ii) The term "including" is not limiting and means "including without limitation."

                  (iii) In the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including," the words "to" and "until" each mean "to but excluding" and the word "through" means "to and including."

              (d) Unless otherwise expressly provided herein, (i) references to agreements (including this Agreement) and other contractual instruments shall be deemed to include all subsequent amendments and other modifications thereto, but only to the extent such amendments and other modifications are not prohibited by the terms of any Loan Document, and (ii) references to any statute or regulation are to be construed as including all statutory and regulatory provisions consolidating, amending, replacing, supplementing or interpreting the statute or regulation.

              (e) The captions and headings of this Agreement are for convenience of reference only and shall not affect the interpretation of this Agreement.

              (f) This Agreement and other Loan Documents may use several different limitations, tests or measurements to regulate the same or similar matters. All such limitations, tests and measurements are cumulative and shall each be performed in accordance with their terms.

              (g) This Agreement and the other Loan Documents are the result of negotiations among and have been reviewed by counsel to the Agent, the Borrower, each Guarantor and the other parties, and are the products of all parties. Accordingly, they shall not be construed against the Lenders or the Agent merely because of the Agent's or Lender's involvement in their preparation.

                                    ARTICLE 2

                           LOANS AND LETTERS OF CREDIT

         2.1 Total Facility. Subject to all of the terms and conditions of this Agreement, the Lenders severally agree to make available a total credit facility of up to $63,000,000 (the "Total Facility") for the Borrower's use from time to time during the term of this Agreement. The total Facility shall be comprised of a revolving line of credit consisting of revolving loans and letters of credit up to the Maximum Revolver Amount, as described in Sections 2.2 and 2.4.

         2.2 Revolving Loans.

             (a) Amounts. Subject to the satisfaction of the conditions precedent set forth in Article 10, each Lender severally agrees, upon the Borrower's request from time to time on any Business Day during the period from the Closing Date to the Termination Date, to make revolving loans (the "Revolving Loans") to the Borrower, in amounts not to exceed (except with respect to BANA Loans) such Lender's Pro Rata Share of the Borrower's Revolver Availability. The Lenders, however, in their discretion, may elect to make Revolving Loans or participate (as provided for in Section 2.4(f) in the credit support or enhancement provided through the Agent to the issuers of Letters of Credit in excess of the Revolver Availability on one or more occasions, but if they do so, neither the Agent nor the Lenders shall be deemed thereby to have changed the limits of the Maximum Revolver Amount or the Revolver Availability or to be obligated to exceed such limits on any other occasion. If the sum of outstanding Revolving Loans, the aggregate amount of Pending Revolving Loans, the undrawn amount of outstanding Letters of Credit and any unpaid reimbursement obligations in respect of Letters of Credit exceeds the Revolver Availability, the Lenders may refuse to make or otherwise restrict the making of Revolving Loans as the Lenders determine until such excess has been eliminated.

             (b) Procedure for Borrowing.

                 (i) Each Borrowing of Revolving Loans shall be made upon the Borrower's irrevocable written notice delivered to the Agent in the form of a Notice of Borrowing (which notice must be received by the Agent prior to 11:00 a.m. (Chicago time) (x) three (3) Business Days prior to the requested Funding Date, in the case of

         LIBOR Rate Loans and (y) no later than 11:00 a.m. (Chicago time) on the requested Funding Date, in the case of Base Rate Loans):

                                    (A) specifying the amount of the Borrowing,
         which, in the case of LIBOR Rate Loans shall be an amount not less than $1,000,000 or in an integral multiple of $1,000,000 in excess thereof;

                                    (B) specifying the requested Funding Date,
         which shall be a Business Day;

                                    (C) specifying whether the Revolving Loans
         requested are to be Base Rate Loans or LIBOR Rate Loans provided, however, that with respect to the Borrowing to be made on the Closing Date, such Borrowings will consist of Base Rate Loans only;

                                    (D) specifying the duration of the Interest
         Period if the requested Revolving Loans are to be LIBOR Rate Loans. If the Notice of Borrowing fails to specify the duration of the Interest Period for any Borrowing comprised of LIBOR Rate Loans, such Interest Period shall be three months; and

                                    (E) in the event that all or a portion of
         the proceeds of the Revolving Loan requested will be utilized to make an Intercompany Loan pursuant to Section 9.13, setting forth in reasonable detail the calculations required to establish that the aggregate amount of such Intercompany Loan (and all prior Intercompany Loans made with proceeds of Revolving Loans) does not exceed the sum of
         (a) the lesser of (x) $5,000,000 and (y) the LDM Canada Borrowing Base at such time plus (b) $4,000,000.

                           (ii) After giving effect to any Borrowing, there may not be more than five (5) different Interest Periods in effect.

                           (iii) With respect to any request for Base Rate Loans, in lieu of delivering the above-described Notice of Borrowing the Borrower may give the Agent telephonic notice of such request by the required time, with such telephonic notice to be confirmed in writing within twenty-four (24) hours of the giving of such notice but Agent shall be entitled to rely on the telephonic notice in making such Revolving Loans.

                  (c) Reliance upon Authority. On or prior to the Closing Date and thereafter prior to any change with respect to any of the information contained in the following clauses (i) and (ii), the Borrower shall deliver to the Agent a writing setting forth (i) the account of the Borrower to which the Agent is authorized to transfer the proceeds of the Revolving Loans requested pursuant to this Section 2.2, and (ii) the names of the officers authorized to request Revolving Loans on behalf of the Borrower, and shall provide the Agent with a specimen signature of each such officer. The Agent shall be entitled to rely conclusively on such officer's authority to request Revolving Loans on behalf of the Borrower, the proceeds of which are to be transferred to any of the accounts specified by the Borrower pursuant to the immediately preceding sentence, until the Agent receives written notice to the contrary. The Agent shall have no duty to verify the identity of any individual representing him or herself as one of the officers authorized by the Borrower to make such requests on its behalf.

                  (d) No Liability. The Agent shall not incur any liability to the Borrower as a result of acting upon any notice referred to in Sections 2.2(b) and (c), which notice the Agent believes in good faith to have been given by an officer duly authorized by the Borrower to request Revolving Loans on its behalf or for otherwise acting in good faith under this Section 2.2, and the crediting of Revolving Loans to the Borrower's deposit account, or transmittal to such Person as the Borrower shall direct, shall conclusively establish the obligation of the Borrower to repay such Revolving Loans as provided herein.

                  (e) Notice Irrevocable. Any Notice of Borrowing (or telephonic notice in lieu thereof) made pursuant to Section 2.2(b) shall be irrevocable and the Borrower shall be bound to borrow the funds requested therein in accordance therewith.

                  (f) Agent's Election. Promptly after receipt of a Notice of Borrowing (or telephonic notice in lieu thereof) pursuant to Section 2.2(b), the Agent shall elect, in its discretion, (i) to have the terms of Section 2.2(g) apply to such requested Borrowing, or (ii) to request Bank of America to make a BANA Loan pursuant to the terms of Section 2.2(h) in the amount of the requested Borrowing; provided, however, that if Bank of America declines in its sole discretion to make a BANA Loan pursuant to Section 2.2(h), the Agent shall elect to have the terms of Section 2.2(g) apply to such requested Borrowing.

                  (g) Making of Revolving Loans.

                      (i) In the event that the Agent shall elect to have the terms of this Section 2.2(g) apply to a requested Borrowing as described in Section 2.2(f), then promptly after receipt of a Notice of Borrowing or telephonic notice pursuant to Section 2.2(b), the Agent shall notify the Lenders by facsimile transmission, telephone or other similar form of transmission, of the requested Borrowing. Each Lender shall make the amount of such Lender's Pro Rata Share of the requested Borrowing available to the Agent in same day funds, to such account of the Agent as the Agent may designate, not later than Noon (Chicago time) on the Funding Date applicable thereto. After the Agent's receipt of the proceeds of such Revolving Loans, upon satisfaction of the applicable conditions precedent set forth in Article 10, the Agent shall make the proceeds of such Revolving Loans available to the Borrower on the applicable Funding Date by transferring same day funds equal to the proceeds of such Revolving Loans received by the Agent to the account of the Borrower, designated in writing by the Borrower; provided, however, that the amount of Revolving Loans so made on any date shall in no event exceed the Revolver Availability of the Borrower on such date.

                      (ii) Unless the Agent receives notice from a Lender on or prior to the Closing Date or, with respect to any Borrowing after the Closing Date, at least one (1) Business Day prior to the date of such Borrowing, that such Lender will not make available as and when required hereunder to the Agent for the account of the Borrower the amount of that Lender's Pro Rata Share of the Borrowing, the Agent may assume that each Lender has made such amount available to the Agent in immediately available funds on the Funding Date and the Agent may (but shall not be so required), in reliance upon such assumption, make available to the Borrower on such date a corresponding amount. If and to the extent any Lender shall not have made its full amount available to the Agent in immediately available funds and the Agent in such circumstances has made available to the Borrower such amount, that Lender shall on the Business Day following such Funding Date make such amount available to the Agent, together with interest at the Federal Funds Rate for each day during such period. A notice of the Agent submitted to any Lender with respect to amounts owing under this subsection shall be conclusive, absent manifest error. If such amount is so made available, such payment to the Agent shall constitute such Lender's Loan on the date of Borrowing for all purposes of this Agreement. If such amount is not made available to the Agent on the Business Day following the Funding Date, the Agent will notify the Borrower of such failure to fund and, upon demand by the Agent, the Borrower shall pay such amount to the Agent for the Agent's account, together with interest thereon for each day elapsed since the date of such Borrowing, at a rate per annum equal to the interest rate applicable at the time to the Loans comprising such Borrowing. The failure of any Lender to make any Loan on any Funding Date shall not relieve any other Lender of any obligation hereunder to make a Loan on such Funding Date, but no Lender shall be responsible for the failure of any other Lender to make the Loan to be made by such other Lender on any Funding Date.

                  (h) Making of BANA Loans.

                      (i) In the event the Agent shall elect, with the consent of Bank of America, to have the terms of this Section 2.2(h) apply to a requested Borrowing as described in Section 2.2(f), Bank of America shall make a Base Rate Loan in the amount of such Borrowing (any such Revolving Loan made solely by Bank of America pursuant to this Section 2.2(h) being referred to as a "BANA Loan" and such Revolving Loans being referred to collectively as "BANA Loans") available to the Borrower on the Funding Date applicable thereto by transferring same day funds to an account of the Borrower, designated in writing by the Borrower; provided, however, that the aggregate principal amount of BANA Loans shall not at any time exceed $10,000,000. Each BANA Loan is a Revolving Loan hereunder and shall be subject to all the terms and conditions applicable to other Revolving Loans except that all payments thereon shall be payable to Bank of America solely for its own account (and for the account of the holder of any participation interest with respect to such Revolving Loan). The Agent shall not request Bank of America to make any BANA Loan if (i) the Agent shall have received written notice from any Lender, or otherwise has actual knowledge, that one or more of the applicable conditions precedent set forth in Article 10 will not be satisfied on the requested Funding Date for the applicable Borrowing, or (ii) the requested Borrowing would exceed the Revolver Availability of the Borrower on such Funding Date. Bank of America shall not otherwise be required to determine whether the applicable conditions precedent set forth in Article 10 have been satisfied or the requested Borrowing would exceed the Availability of the Borrower on the Funding Date applicable thereto prior to making, in its sole discretion, any BANA Loan.

                      (ii) The BANA Loans shall be repayable on demand and secured by the Collateral, the Pledged Collateral and the Guarantor Collateral, shall constitute Revolving Loans and Obligations hereunder, and shall bear interest at the rate applicable to Base Rate Loans from time to time.

                  (i) Agent Advances.

                      (i) Subject to the limitations set forth in the provisos contained in this Section 2.2(i), the Agent is hereby authorized by the Borrower and the Lenders, from time to time in the Agent's sole discretion, (x) after the occurrence of a Default or an Event of Default, or (y) at any time that any of the other applicable conditions precedent set forth in Article 10 have not been satisfied, to make Revolving Loans to the Borrower on behalf of the Lenders which the Agent, in its reasonable business judgment, deems necessary or desirable (A) to preserve or protect the Collateral, the Pledged Collateral and the Guarantor Collateral, or any portion thereof, (B) to enhance the likelihood of, or maximize the amount of, repayment of the Loans and other Obligations, or (C) to pay any other amount chargeable to the Borrower pursuant to the terms of this Agreement, including, without limitation, costs, fees and expenses as described in Section
         15.7 (any of the advances described in this Section 2.2(i) being hereinafter referred to as "Agent Advances"); provided, that the Agent shall not make any Agent Advance to the Borrower if the amount thereof would exceed the Revolver Availability of the Borrower on the Funding Date applicable thereto; and provided, further, that the Required Lenders may at any time revoke the Agent's authorization contained in this Section 2.2(i) to make Agent Advances, any such revocation to be in writing and to become effective upon the Agent's receipt thereof.

                      (ii) The Agent Advances shall be repayable on demand and secured by the Collateral, the Pledged Collateral and the Guarantor Collateral, shall constitute Revolving Loans and Obligations hereunder, and shall bear interest at the rate applicable to the Revolving Loans from time to time. The Agent shall notify the Borrower and each Lender in writing of each such Agent Advance.

                  (j) Settlement. It is agreed that each Lender's funded portion of the Revolving Loan is intended by the Lenders to be equal at all times to such Lender's Pro Rata Share of the outstanding Revolving Loans. Notwithstanding such agreement, the Agent, Bank of America, and the other Lenders agree (which agreement shall not be for the benefit of or enforceable by the Borrower) that in order to facilitate the administration of this Agreement and the other Loan Documents, settlement among them as to the Revolving Loans, the BANA Loans and the Agent Advances shall take place on a periodic basis in accordance with the following provisions:

                      (i) The Agent shall request settlement ("Settlement") with the Lenders on a weekly basis, or on a more frequent basis if so determined by the Agent, (x) on behalf of Bank of America, with respect to each outstanding BANA Loan, (y) for itself, with respect to each Agent Advance, and (z) with respect to collections received by notifying the Lenders by facsimile transmission, telephone or other similar form of transmission, of such requested Settlement, no later than Noon (Chicago time) on the date of such requested Settlement (the "Settlement Date"). Each Lender (other than Bank of America, in the case of BANA Loans) shall make the amount of such Lender's Pro Rata Share of the outstanding principal amount of the BANA Loans and Agent Advances with respect to which Settlement is requested available to the Agent, for itself or for the account of Bank of America, in same day funds, to such account of the Agent as the

         Agent may designate, not later than Noon (Chicago time), on the Settlement Date applicable thereto, regardless of whether the applicable conditions precedent set forth in Article 10 have then been satisfied. Such amounts made available to the Agent shall be applied against the amounts of the applicable BANA Loan or Agent Advance and, together with the portion of such BANA Loan or Agent Advance representing Bank of America's Pro Rata Share thereof, shall constitute Revolving Loans of such Lenders. If any such amount is not made available to the Agent by any Lender on the Settlement Date applicable thereto, the Agent shall be entitled to recover such amount on demand from such Lender together with interest thereon at the Federal Funds Rate for the first three (3) days from and after the Settlement Date and thereafter at the Interest Rate then applicable to the Revolving Loans.

                  (ii) Notwithstanding the foregoing, not more than one (1) Business Day after demand is made by the Agent (whether before or after the occurrence of a Default or an Event of Default and regardless of whether the Agent has requested a Settlement with respect to a BANA Loan or Agent Advance), each other Lender shall irrevocably and unconditionally purchase and receive from Bank of America or the Agent, as applicable, without recourse or warranty, an undivided interest and participation in such BANA Loan or Agent Advance to the extent of such Lender's Pro Rata Share thereof by paying to the Agent, in same day funds, an amount equal to such Lender's Pro Rata Share of such BANA Loan or Agent Advance. If such amount is not in fact made available to the Agent by any Lender, the Agent shall be entitled to recover such amount on demand from such Lender together with interest thereon at the Federal Funds Rate for the first three (3) days from and after such demand and thereafter at the Interest Rate then applicable to the Revolving Loans.

                  (iii) From and after the date, if any, on which any Lender purchases an undivided interest and participation in any BANA Loan or Agent Advance pursuant to subsection (ii) above, the Agent shall promptly distribute to such Lender at such address as such Lender may request in writing, such Lender's Pro Rata Share of all payments of principal and interest and all proceeds of Collateral, Pledged Collateral and Guarantor Collateral received by the Agent in respect of such BANA Loan or Agent Advance.

                  (iv) Between Settlement Dates, the Agent, to the extent no Agent Advances or BANA Loans are outstanding, may pay over to Bank of America any payments received by Agent, which in accordance with the terms of the Agreement would be applied to the reduction of the Revolving Loans, for application to Bank of America's Pro Rata Share of the Revolving Loans. If, as of any Settlement Date, collections received since the then immediately preceding Settlement Date have been applied to Bank of America's Pro Rata Share of the Revolving Loans other than to BANA Loans or Agent Advances, as provided for in the previous sentence, Bank of America shall pay to the Agent for the accounts of the Lenders, to be applied to the outstanding Revolving Loans of such Lenders, an amount such that each Lender shall, upon receipt of such amount, have, as of such Settlement Date, its Pro Rata Share of the Revolving Loans. During the period between Settlement Dates, Bank of America with respect to BANA Loans, the Agent with respect to Agent Advances, and each Lender with respect to the Revolving Loans other than BANA Loans and Agent Advances, shall be entitled to interest at the applicable rate or rates payable under the Agreement on the actual average daily amount of funds employed by Bank of America, the Agent and the other Lenders.

                  (k) Notation. The Agent shall record on its books the principal amount of the Revolving Loans owing to each Lender, including the BANA Loans owing to Bank of America, and the Agent Advances owing to the Agent, from time to time. In addition, each Lender is authorized, at such Lender's option, to note the date and amount of each payment or prepayment of principal of such Lender's Revolving Loans in its books and records, including computer records, such books and records constituting rebuttably presumptive evidence, absent manifest error, of the accuracy of the information contained therein.

                  (l) Lenders' Failure to Perform. All Revolving Loans (other than BANA Loans and Agent Advances) shall be made by the Lenders simultaneously and in accordance with their Pro Rata Shares. It is understood that (i) no Lender shall be responsible for any failure by any other Lender to perform its obligation to make any Revolving Loans hereunder, nor shall any Commitment of any Lender be increased or decreased as a result of any failure by any other Lender to perform its obligation to make any Loans hereunder, and (ii) no failure by any Lender to perform its obligation to make any Revolving Loans hereunder shall excuse any other Lender from its obligation to make any Revolving Loans hereunder.

         2.3 [INTENTIONALLY OMITTED].

         2.4 Letters of Credit.

             (a) Agreement to Cause Issuance. Subject to the terms and conditions of this Agreement, and in reliance upon the representations and warranties of the Borrower herein set forth, the Agent agrees to take reasonable steps to cause to be issued for the account of the Borrower and to provide credit support or other enhancement in connection with one or more stand-by or merchandise/documentary letters of credit (each such letter of credit, a "Letter of Credit" and such letters of credit, collectively, the "Letters of Credit") in accordance with this Section 2.4 from time to time during the term of this Agreement.

             (b) Amounts; Outside Expiration Date. The Agent shall not have any obligation to take steps to cause to be issued any Letter of Credit at any time: (i) if the maximum undrawn amount of the requested Letter of Credit is greater than the Unused Letter of Credit Subfacility at such time; (ii) if the maximum undrawn amount of the requested Letter of Credit and all commissions, fees, and charges due from the Borrower in connection with the opening thereof exceed the Revolving Availability of the Borrower at such time; or (iii) which has an expiration date later than the Stated Termination Date or more than twelve (12) months from the date of issuance (except with respect to stand-by Letters of Credit which automatically renew each year).

             (c) Other Conditions. In addition to being subject to the satisfaction of the applicable conditions precedent contained in Article 10, the obligation of the Agent to take reasonable steps to cause to be issued any Letter of Credit is subject to the following conditions precedent having been satisfied in a manner satisfactory to the Agent:

             (i) the Borrower shall have delivered to the proposed issuer of such Letter of Credit, at such times and in such manner as such proposed issuer may prescribe, an application in form and substance satisfactory to such proposed issuer for the issuance of the Letter of Credit and such other documents as may be required pursuant to the terms thereof, and the form and terms of the proposed Letter of Credit shall be satisfactory to the Agent and such proposed issuer; and

             (ii) as of the date of issuance, no order of any court, arbitrator or Governmental Authority shall purport by its terms to enjoin or restrain money center banks generally from issuing letters of credit of the type and in the amount of the proposed Letter of Credit, and no law, rule or regulation applicable to money center banks generally and no request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over money center banks generally shall prohibit, or request that the proposed issuer of such Letter of Credit refrain from, the issuance of letters of credit generally or the issuance of such Letters of Credit.

         (d) Issuance of Letters of Credit.

             (i) Request for Issuance. The Borrower shall give the Agent three
 (3) Business Days' prior written notice, containing the original signature of an authorized officer of the Borrower of the Borrower's request for the issuance of a Letter of Credit. Such notice shall be irrevocable and shall specify the original face amount of the Letter of Credit requested, the effective date (which date shall be a Business Day) of issuance of such requested Letter of Credit, whether such Letter of Credit may be drawn in a single or in partial draws, the date on which such requested Letter of Credit is to expire (which date shall be a Business Day), the purpose for which such Letter of Credit is to be issued, and the beneficiary of the requested Letter of Credit. The Borrower shall attach to such notice the proposed form of the Letter of Credit that the Agent is requested to cause to be issued.

             (ii) Responsibilities of the Agent; Issuance. The Agent shall determine, as of the Business Day immediately preceding the requested effective date of issuance of the Letter of Credit set forth in the notice from the Borrower pursuant to Section 2.4(d)(i), (x) the amount of the applicable Unused Letter of Credit Subfacility and (y) the Revolver Availability of the Borrower as of such date. If (x) the undrawn amount of the requested Letter of Credit is not greater than the applicable Unused Letter of Credit Subfacility and (y) the issuance of such requested Letter of Credit and all commissions, fees, and charges due from the Borrower in connection with the opening thereof would not exceed the Revolver Availability of the Borrower, the Agent shall take reasonable steps to cause such issuer to issue the requested Letter of Credit on such requested effective date of issuance.

             (iii) Notice of Issuance. Promptly after the issuance of any Letter of Credit, the Agent shall give notice to each Lender of the issuance of such Letter of Credit.

             (iv) No Extensions or Amendment. The Agent shall not be obligated to cause any Letter of Credit to be extended or amended unless the requirements of this

 Section 2.4(d) are met as though a new Letter of Credit were being requested and issued. With respect to any Letter of Credit which contains any "evergreen" or automatic renewal provision, each Lender shall be deemed to have consented to any such extension or renewal unless any such Lender shall have provided to the Agent, not less than thirty (30) days prior to the last date on which the applicable issuer can in accordance with the terms of the applicable Letter of Credit decline to extend or renew such Letter of Credit, written notice that it declines to consent to any such extension or renewal, provided, that if all of the requirements of this Section 3.4 are met and no Default or Event of Default exists, no Lender shall decline to consent to any such extension or renewal.

         (e) Payments Pursuant to Letters of Credit.

             (i) Payment of Letter of Credit Obligations. The Borrower agrees to reimburse the issuer for any draw under any Letter of Credit immediately upon demand, and to pay the issuer of the Letter of Credit the amount of all other obligations and other amounts payable to such issuer under or in connection with any Letter of Credit immediately when due, irrespective of any claim, setoff, defense or other right which the Borrower may have at any time against such issuer or any other Person.

             (ii) Revolving Loans to Satisfy Reimbursement Obligations. In the event that the issuer of any Letter of Credit honors a draw under such Letter of Credit and the Borrower shall not have repaid such amount to the issuer of such Letter of Credit pursuant to Section 2.4(e)(i), the Agent shall, upon receiving notice of such failure, notify each Lender of such failure, and each Lender shall unconditionally pay to the Agent, for the account of such issuer, as and when provided hereinbelow, an amount equal to such Lender's Pro Rata Share of the amount of such payment in Dollars and in same day funds. If the Agent so notifies the Lenders prior to 11:00 a.m. (Chicago time) on any Business Day, each Lender shall make available to the Agent the amount of such payment, as provided in the immediately preceding sentence, on such Business Day. Such amounts paid by the Lenders to the Agent shall constitute Revolving Loans which shall be deemed to have been requested by the Borrower pursuant to
 Section 2.2 as set forth in Section 4.7.

         (f) Participations.

             (i) Purchase of Participations. Immediately upon issuance of any Letter of Credit in accordance with Section 2.4(d), each Lender shall be deemed to have irrevocably and unconditionally purchased and received without recourse or warranty, an undivided interest and participation in the credit support or enhancement provided through the Agent to such issuer in connection with the issuance of such Letter of Credit, equal to such Lender's Pro Rata Share of the face amount of such Letter of Credit (including, without limitation, all obligations of the Borrower with respect thereto, and any security therefor or guaranty pertaining thereto).

             (ii) Sharing of Reimbursement Obligation Payments. Whenever the Agent receives a payment from the Borrower on account of reimbursement obligations in respect of a Letter of Credit as to which the Agent has previously received for the account of the issuer thereof payment from a Lender pursuant to Section 2.4(e)(ii), the Agent shall promptly pay to such Lender such Lender's Pro Rata Share of such payment from the Borrower in Dollars. Each such payment shall be made by the Agent on the Business Day on which the Agent receives immediately available funds paid to such Person pursuant to the immediately preceding sentence, if received prior to 1:00 p.m. (Chicago time) on such Business Day and otherwise on the next succeeding Business Day.

                           (iii) Documentation. Upon the request of any Lender, the Agent shall furnish to such Lender copies of any Letter of Credit, reimbursement agreements executed in connection therewith, application for any Letter of Credit and credit support or enhancement provided through the Agent in connection with the issuance of any Letter of Credit, and such other documentation as may reasonably by requested by such Lender.

                           (iv) Obligations Irrevocable. The obligations of each Lender to make payments to the Agent with respect to any Letter of Credit or with respect to any credit support or enhancement provided through the Agent with respect to a Letter of Credit, and the obligations of the Borrower to make payments to the Agent, for the account of the Lenders, shall be irrevocable, not subject to any qualification or exception whatsoever, including, without limitation, any of the following circumstances:

                                 (A) any lack of validity or enforceability of this Agreement or any of the other Loan Documents;

                                 (B) the existence of any claim, setoff, defense or other right which the Borrower may have at any time against a beneficiary named in a Letter of Credit or any transferee of any Letter of Credit (or any Person for whom any such transferee may be acting), any Lender, the Agent, the issuer of such Letter of Credit, or any other Person, whether in connection with this Agreement, any Letter of Credit, the transactions contemplated herein or any unrelated transactions (including any underlying transactions between the Borrower or any other Person and the beneficiary named in any Letter of Credit);

                                 (C) any draft, certificate or any other
         document presented under the Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

                                 (D) the surrender or impairment of any security for the performance or observance of any of the terms of any of the Loan Documents; or

                                 (E) the occurrence of any Default or Event of Default.

                  (g) Recovery or Avoidance of Payments. In the event any payment by or on behalf of the Borrower received by the Agent with respect to any Letter of Credit (or any guaranty by the Borrower or reimbursement obligation of the Borrower relating thereto) and distributed by the Agent to the Lenders on account of their respective participations therein is thereafter set aside, avoided or recovered from the Agent in connection with any receivership, liquidation or bankruptcy proceeding, the Lenders shall, upon demand by the Agent, pay to the Agent their respective Pro Rata Shares of such amount set aside, avoided or recovered, together with interest at the rate required to be paid by the Agent upon the amount required to be repaid by it.

                  (h) Compensation for Letters of Credit.

                      (i) Letter of Credit Fee. The Borrower agrees to pay to the Agent with respect to each Letter of Credit, for the account of the Lenders, the Letter of Credit Fee specified in, and in accordance with the terms of, Section 3.6.

                      (ii) Issuer Fees and Charges. The Borrower shall pay to the issuer of any Letter of Credit, or to the Agent, for the account of the issuer of any such Letter of Credit, solely for such issuer's account, such fees and other charges as are charged by such issuer for letters of credit issued by it, including, without limitation, its standard fees for issuing, administering, amending, renewing, paying and canceling letters of credit and all other fees associated with issuing or servicing letters of credit, as and when assessed.

                  (i) Indemnification; Exoneration.

                      (i) Indemnification. In addition to amounts payable as elsewhere provided in this Section 2.4, the Borrower hereby agrees to protect, indemnify, pay and save the Lenders and the Agent harmless from and against any and all claims, demands, liabilities, damages, losses, costs, charges and expenses (including reasonable attorneys' fees) which any Lender or the Agent may incur or be subject to as a consequence, direct or indirect, of the issuance of any Letter of Credit or the provision of any credit support or enhancement in connection therewith.

                      (ii) Assumption of Risk by the Borrower. As among the Borrower, the Lenders, and the Agent, the Borrower assumes all risks of the acts and omissions of, or misuse of any of the Letters of Credit by, the respective beneficiaries of such Letters of Credit. In furtherance and not in limitation of the foregoing, subject to the provisions of the applications for the issuance of Letters of Credit, the Lenders and the Agent shall not be responsible for: (A) the form, validity, sufficiency, accuracy, genuineness or legal effect of any document submitted by any Person in connection with the application for and issuance of and presentation of drafts with respect to any of the Letters of Credit, even if it should prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged; (B) the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason; (C) the failure of the beneficiary of any Letter of Credit to comply duly with conditions required in order to draw upon such Letter of Credit; (D) errors, omissions, interruptions, or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex, facsimile transmission or otherwise, whether or not they be in cipher; (E) errors in interpretation of technical terms; (F) any loss or delay in the transmission or otherwise of any document required in order make a drawing under any Letter of Credit or of the proceeds thereof; (G) the misapplication by the beneficiary of any Letter of Credit of the proceeds of any drawing under such Letter of Credit; or (H) any consequences arising from causes beyond the control of the Lenders or the Agent, including, without limitation, any act or omission, whether rightful or wrongful, of any present or future de jure or de facto Governmental Authority. None of the foregoing shall affect, impair or prevent the vesting of any rights or powers of the Agent or any Lender under this
         Section 2.4(i).

                           (iii) Exoneration. In furtherance and extension, and not in limitation, of the specific provisions set forth above, any action taken or omitted by the Agent or any Lender under or in connection with any of the Letters of Credit or any related certificates, if taken or omitted in the absence of gross negligence or willful misconduct, shall not put the Agent or any Lender under any resulting liability to the Borrower or relieve the Borrower of any of its obligations hereunder to any such Person.

                  (j) Supporting Letter of Credit; Cash Collateral. If, notwithstanding the provisions of Section 2.4(b) any Letter of Credit is outstanding upon the termination of this Agreement, then upon such termination the Borrower shall deposit with the Agent, for the ratable benefit of the Lenders, with respect to each Letter of Credit then outstanding, as the Majority Lenders, in their discretion shall specify, either (x) a standby letter of credit (a "Supporting Letter of Credit") in form and substance satisfactory to the Agent, issued by an issuer satisfactory to the Agent in an amount equal to the greatest amount for which such Letter of Credit may be drawn, under which Supporting Letter of Credit the Agent is entitled to draw amounts necessary to reimburse the Agent and the Lenders for payments made by the Agent and the Lenders under such Letter of Credit or under any credit support or enhancement provided through the Agent with respect thereto, or (y) cash in an amount equal to the greatest amount for which such Letter of Credit may be drawn, which amounts shall be used to reimburse the Agent and the Lenders for payments made by the Agent or the Lenders under such Letter of Credit or under any credit support or enhancement provided through the Agent with respect thereto. Such Supporting Letter of Credit or deposit of cash shall be held by the Agent, for the ratable benefit of the Lenders, as security for, and to provide for the payment of, the aggregate undrawn amount of such Letters of Credit remaining outstanding.

                                    ARTICLE 3

                                INTEREST AND FEES

          3.1 Interest.

              (a) Interest Rates. All outstanding Obligations shall bear interest on the unpaid principal amount thereof (including, to the extent permitted by law, on interest thereon not paid when due) from the date made until paid in full in cash at a rate determined by reference to the Base Rate or the LIBOR Rate and Sections 3.1(a)(i) or (ii), as applicable, but not to exceed the Maximum Rate described in Section 3.3. Subject to the provisions of
 Section 3.2, any of the Loans may be converted into, or continued as, Base Rate Loans or LIBOR Rate Loans in the manner provided in Section 3.2. If at any time Loans are outstanding with respect to which notice has not been delivered to the Agent in accordance with the terms of this Agreement specifying the basis for determining the interest rate applicable thereto, then those Loans shall be Base Rate Loans and shall bear interest at a rate determined by reference to the Base Rate until notice to the contrary has been given to the Agent and such notice has become effective. Except as otherwise provided herein, the outstanding Obligations shall bear interest as follows:

                  (i) For all Loans and other Obligations, which are not LIBOR Rate Loans, then at a fluctuating per annum rate equal to the Base Rate plus the Applicable Margin; and

                  (ii) For all Loans and other Obligations, which are LIBOR Rate Loans, then at a per annum rate equal to the LIBOR Rate plus the Applicable Margin.

 Each change in the Base Rate shall be reflected in the interest rate described in (i) above as of the effective date of such change. All interest charges shall be computed on the basis of a year of 360 days and actual days elapsed (which results in more interest being paid than if computed on the basis of a 365-day year). Interest accrued on all Loans will be payable in arrears on the first day of each month hereafter.

             (b) Default Rate. If any Default or Event of Default occurs and is continuing and the Majority Lenders in their discretion so elect, then, while any such Default or Event of Default is outstanding, all of the Obligations shall bear interest at the Default Rate applicable thereto.

         3.2 Conversion and Continuation Elections. (a) The Borrower may, upon irrevocable written notice to the Agent in accordance with Section 3.2(b):

                           (i) elect, as of any Business Day, in the case of Base Rate Loans to convert any such Loans (or any part thereof in an amount not less than $1,000,000, or that is in an integral multiple of $1,000,000 in excess thereof) into LIBOR Rate Loans; or

                           (ii) elect, as of the last day of the applicable Interest Period, to continue any LIBOR Rate Loans having Interest Periods expiring on such day (or any part thereof in an amount not less than $1,000,000, or that is in an integral multiple of $1,000,000 in excess thereof);

provided, that if at any time the aggregate amount of LIBOR Rate Loans in respect of any Borrowing is reduced, by payment, prepayment, or conversion of part thereof to be less than $1,000,000, such LIBOR Rate Loans shall automatically convert into Base Rate Loans, and on and after such date the right of the Borrower to continue such Loans as, and convert such Loans into, LIBOR Rate Loans, as the case may be, shall terminate.

                  (b) The Borrower shall deliver a Notice of Conversion/Continuation to be received by the Agent not later than 11:00 a.m. (Chicago time) at least three (3) Business Days in advance of the Conversion/Continuation Date, if the Loans are to be converted into or continued as LIBOR Rate Loans and specifying:

                      (i) the proposed Conversion/Continuation Date;

                      (ii) the aggregate amount of Loans to be converted or renewed;

                      (iii) the type of Loans resulting from the proposed conversion or continuation; and

                      (iv) the duration of the requested Interest Period.

                  (c) If upon the expiration of any Interest Period applicable to LIBOR Rate Loans, the Borrower has failed to select timely a new Interest Period to be applicable to LIBOR Rate Loans or if any Default or Event of Default then exists, the Borrower shall be deemed to have elected to convert such LIBOR Rate Loans into Base Rate Loans effective as of the expiration date of such Interest Period.

                  (d) The Agent will promptly notify each Lender of its receipt of a Notice of Conversion/Continuation. All conversions and continuations shall be made ratably according to the respective outstanding principal amounts of the Loans with respect to which the notice was given held by each Lender.

                  (e) During the existence of a Default or Event of Default, the Borrower may not elect to have a Loan converted into or continued as a LIBOR Rate Loan.

                  (f) After giving effect to any conversion or continuation of Loans, there may not be more than five (5) different Interest Periods in effect.

         3.3 Maximum Interest Rate. In no event shall any interest rate provided for hereunder exceed the maximum rate permissible for corporate borrowers under applicable law for loans of the type provided for hereunder (the "Maximum Rate"). If, in any month, any interest rate, absent such limitation, would have exceeded the Maximum Rate, then the interest rate for that month shall be the Maximum Rate, and, if in future months, that interest rate would otherwise be less than the Maximum Rate, then that interest rate shall remain at the Maximum Rate until such time as the amount of interest paid hereunder equals the amount of interest which would have been paid if the same had not been limited by the Maximum Rate. In the event that, upon payment in full of the Obligations under this Agreement, the total amount of interest paid or accrued under the terms of this Agreement is less than the total amount of interest which would, but for this Section 3.3, have been paid or accrued if the interest rates otherwise set forth in this Agreement had at all times been in effect, then the Borrower shall, to the extent permitted by applicable law, pay the Agent, for the account of the Lenders, an amount equal to the difference between (a) the lesser of (i) the amount of interest which would have been charged if the Maximum Rate had, at all times, been in effect or (ii) the amount of interest which would have accrued had the interest rates otherwise set forth in this Agreement, at all times, been in effect and (b) the amount of interest actually paid or accrued under this Agreement. In the event that a court determines that the Agent and/or any Lender has received interest and other charges hereunder in excess of the Maximum Rate, such excess shall be deemed received on account of, and shall automatically be applied to reduce, the Obligations other than interest, in the inverse order of maturity, and if there are no Obligations outstanding, the Agent and/or such Lender shall refund to the Borrower such excess.

         3.4 Closing Fee. On the Closing Date, the Borrower agrees to pay (i) the Agent for the ratable benefit of the Lenders, a closing fee in the amount of $315,000 (the "Closing Fee") and (ii) the Agent for its own account, other fees in the amounts and at such times as are set forth in the Fee Letter of even date herewith between the Agent and the Borrower (the "Fee Letter").

         3.5 Unused Line Fee. The Borrower agrees to pay, on the first day of each month and on the Termination Date, to the Agent, for the ratable account of the Lenders, an unused line fee equal to three-eighth's of one percent (.375%) per annum on the average daily amount by which the Maximum Amount exceeded the sum of the average daily outstanding amount of Loans and the undrawn amount of all outstanding Letters of Credit, during the immediately preceding month or shorter period if calculated on the Termination Date. The unused line fee shall be computed on the basis of a 360-day year for the actual number of days elapsed. All payments received by the Agent on account of Accounts or as proceeds of other Collateral shall be deemed to be credited to the Borrower's Loan Account immediately upon receipt for purposes of calculating the unused line fee pursuant to this Section 3.5.

         3.6 Letter of Credit Fee. The Borrower agrees to pay to the Agent, for the ratable account of the Lenders, for each Letter of Credit, a fee (the "Letter of Credit Fee") equal to two percent (2%) per annum of the undrawn amount of each Letter of Credit issued for the Borrower's account at the Borrower's request (which fee includes a "fronting fee" required to be paid by the Agent to such issuer for the assumption of the settlement risk in connection with the issuance of such Letter of Credit), plus all out-of-pocket costs, fees and expenses incurred by the Agent in connection with the application for, issuance of, or amendment to any Letter of Credit. The Letter of Credit Fee shall be payable in advance monthly, on the first day of each month during which each such Letter of Credit remains outstanding. The Letter of Credit Fee shall be computed on the basis of a 360-day year for the actual number of days elapsed.

         3.7 Audit Fees. The Borrower agrees to pay to the Agent, solely for its own account, all costs and fees reasonably incurred by the Agent's internal auditors in connection with audits of the Borrower performed by such auditors during the term of this Agreement; provided, that so long as no Event of Default has occurred and is continuing and so long as Revolver Availability exceeds $15,000,000, the Agent shall not be entitled to reimbursement for any such costs and fees incurred in connection with audits in excess of three (3) per year, it being understood and agreed that so long as Revolver Availability is less than $15,000,000, the Agent shall at any time be permitted to conduct, and be reimbursed for, up to four (4) audits per year upon prior written notice from the Agent to the Borrower and so long as an Event of Default has occurred and is continuing no such limitation on reimbursement shall apply. Each auditor of the Agent shall be billed at a rate of $500 per day plus reasonably incurred out-of-pocket expenses (including travel expenses).

                                    ARTICLE 4

                            PAYMENTS AND PREPAYMENTS

         4.1 Repayment of Revolving Loans. The Borrower shall repay the outstanding principal balance of the Revolving Loans, plus all accrued but unpaid interest thereon, on the Termination Date. The Borrower may prepay Revolving Loans at any time, and reborrow subject to the terms of this Agreement; provided, however, that with respect to any LIBOR Rate Loans prepaid by the Borrower prior to the expiration date of the Interest Period applicable thereto, the Borrower agrees to pay to the Lenders the amounts described in
 Section 5.4. In addition, and without limiting the generality of the foregoing, upon demand the Borrower shall pay to the Agent, for the account of the Lenders, the amount, without duplication, by which the sum of outstanding Revolving Loans, the aggregate amount of Pending Revolving Loans, the aggregate undrawn amounts of all outstanding Letters of Credit and the amount of all unpaid reimbursement obligations with respect to the Letters of Credit exceeds the Revolver Availability.

         4.2 Termination of Facility. The Borrower may terminate this Agreement upon at least ten (10) Business Days' notice to the Agent and the Lenders, upon
 (i) the payment in full of all outstanding Revolving Loans, together with accrued interest thereon, and the cancellation of all outstanding Letters of Credit, (ii) the payment of the early termination fee set forth in the next sentence, (iii) the payment in full in cash of all other Obligations together with accrued interest thereon, and (iv) with respect to any LIBOR Rate Loans prepaid in connection with such termination prior to the expiration date of the Interest Period applicable thereto, the payment of the amounts described in
 Section 5.4.

         4.3   [INTENTIONALLY OMITTED].

         4.4   [INTENTIONALLY OMITTED].

         4.5   [INTENTIONALLY OMITTED].

         4.6   Payments by the Borrower.

               (a) All payments to be made by the Borrower shall be made without set-off, recoupment or counterclaim. Except as otherwise expressly provided herein, all payments by the Borrower shall be made to the Agent for the account of the Lenders at the Agent's address set forth in Section 15.8, and shall be made in Dollars and in immediately available funds, no later than 1:00 p.m. (Chicago time) on the date specified herein. Any payment received by the Agent later than 1:00 p.m. (Chicago time) shall be deemed to have been received on the following Business Day and any applicable interest or fee shall continue to accrue.

               (b) Subject to the provisions set forth in the definition of "Interest Period" herein, whenever any payment is due on a day other than a Business Day, such payment shall be made on the following Business Day, and such extension of time shall in such case be included in the computation of interest or fees, as the case may be.

               (c) Unless the Agent receives notice from the Borrower prior to the date on which any payment is due to the Lenders that the Borrower will not make such payment in full as and when required, the Agent may assume that the Borrower has made such payment in full to the Agent on such date in immediately available funds and the Agent may (but shall not be so required), in reliance upon such assumption, distribute to each Lender on such due date an amount equal to the amount then due such Lender. If and to the extent the Borrower has not made such payment in full to the Agent, each Lender shall repay to the Agent on demand such amount distributed to such Lender, together with interest thereon at the Federal Funds Rate for each day from the date such amount is distributed to such Lender until the date repaid.

         4.7 Payments as Revolving Loans. All payments of principal, interest, reimbursement obligations in connection with Letters of Credit, fees, premiums and other sums payable hereunder, including all reimbursement for expenses pursuant to Section 15.7, may, at the option of the Agent, in its sole discretion, subject only to the terms of this Section 4.7, be paid from the proceeds of Revolving Loans made hereunder, whether made following a request by the Borrower pursuant to Section 2.2 or a deemed request as provided in this
 Section 4.7. The Borrower hereby irrevocably authorizes the Agent to charge the Loan Account for the purpose of paying principal, interest, reimbursement obligations in connection with Letters of Credit, fees, premiums and other sums payable hereunder, including reimbursing expenses pursuant to Section 15.7, and agrees that all such amounts charged shall constitute Revolving Loans (including BANA Loans and Agent Advances) and that all such Revolving Loans so made shall be deemed to have been requested by Borrower pursuant to Section 2.2.

         4.8 Apportionment, Application and Reversal of Payments. (a) Aggregate principal and interest payments shall be apportioned ratably among the Lenders (according to the unpaid principal balance of the Loans to which such payments relate held by each Lender) and payments of the fees shall, as applicable, be apportioned ratably among the Lenders. (b) All payments not relating to principal or interest of specific Loans, or not constituting payment of specific fees, and all proceeds of Accounts or other Collateral, the Pledged Collateral or the Guarantor Collateral received by the Agent, shall be applied, ratably, subject to the provisions of this Agreement, first, to pay, pro rata, any fees, or expense reimbursements then due to the Agent and the Term Agent from the Borrower under this Agreement and the Term Loan Agreement; second, to pay, pro rata, any fees or expense reimbursements then due to the Lenders and the Term Lenders from the Borrower under this Agreement, the Term Loan Agreement and the Loan Agreements; third, to pay, pro rata, interest due in respect of all Revolving Loans, including BANA Loans, Agent Advances and Term Loans; fourth, to pay or prepay, pro rata, principal of the BANA Loans and the Agent Advances, Revolving Loans, unpaid reimbursement obligations in respect of Letters of Credit and Term Loans; and fifth, to the payment, pro rata, of any other Obligation or Term Loan Obligation due to the Agent, the Term Agent, any Lender or any Term Lender by the Borrower. (c) Notwithstanding anything to the contrary contained in this Agreement, unless so directed by the Borrower, or unless an Event of Default is outstanding, neither the Agent nor any Lender shall apply any payments which it receives to any LIBOR Rate Loan, except (i) on the expiration date of the Interest Period applicable to any such LIBOR Rate Loan, or (ii) in the event, and only to the extent, that there are no outstanding Base Rate Loans; provided, further, with respect to outstanding Obligations pursuant to the Interest Rate Swap, for purposes of payment only, the Swap Creditor shall be paid after the Lenders have been paid in full with respect to the remaining Obligations. The Agent shall promptly distribute to each Lender, pursuant to the applicable wire transfer instructions received from each Lender in writing, such funds as it may be entitled to receive, subject to a Settlement delay as provided in Section 2.2(j). The Agent and the Lenders shall have the continuing and exclusive right to apply and reverse and reapply any and all such proceeds and payments to any portion of the Obligations or Term Loan Obligations, as the case may be.

         4.9 Indemnity for Returned Payments. If, after receipt of any payment of, or proceeds applied to the payment of, all or any part of the Obligations, the Agent or any Lender is for any reason compelled to surrender such payment or proceeds to any Person, because such payment or application of proceeds is invalidated, declared fraudulent, set aside, determined to be void or voidable as a preference, impermissible setoff, or a diversion of trust funds, or for any other reason, then the Obligations or part thereof intended to be satisfied shall be revived and continue and this Agreement shall continue in full force as if such payment or proceeds had not been received by the Agent or such Lender, and the Borrower shall be liable to pay to the Agent, and hereby does indemnify the Agent and the Lenders and hold the Agent and the Lenders harmless for, the amount of such payment or proceeds surrendered. The provisions of this Section 4.9 shall be and remain effective notwithstanding any contrary action which may have been taken by the Agent or any Lender in reliance upon such payment or application of proceeds, and any such contrary action so taken shall be without prejudice to the Agent's and the Lenders' rights under this Agreement and shall be deemed to have been conditioned upon such payment or application of proceeds having become final and irrevocable. The provisions of this Section 4.9 shall survive the termination of this Agreement.

         4.10 Agent's and Lenders' Books and Records; Monthly Statements. The Borrower agrees that the Agent's and each Lender's books and records showing the Obligations and the transactions pursuant to this Agreement and the other Loan Documents shall be admissible in any action or proceeding arising therefrom, and shall constitute rebuttably presumptive proof thereof, irrespective of whether any Obligation is also evidenced by a promissory note or other instrument. The Agent will provide to the Borrower a monthly statement of Loans, payments, and other transactions pursuant to this Agreement. Such statement shall be deemed correct, accurate, and binding on the Borrower and an account stated (except for reversals and reapplications of payments made as provided in Section 4.8 and corrections of errors discovered by the Agent), unless the Borrower notifies the Agent in writing to the contrary within forty-five (45) days after such statement is rendered. In the event a timely written notice of objections is given by the Borrower, only the items to which exception is expressly made will be considered to be disputed by the Borrower.

                                    ARTICLE 5

                     TAXES, YIELD PROTECTION AND ILLEGALITY

          5.1 Taxes.

              (a) Any and all payments by the Borrower to each Lender or the Agent under this Agreement and any other Loan Document shall be made free and clear of, and without deduction or withholding for any Taxes. In addition, the Borrower shall pay all Other Taxes.

              (b) The Borrower agrees to indemnify and hold harmless each Lender and the Agent for the full amount of Taxes or Other Taxes (including any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this Section) paid by the Lender or the Agent and any liability (including penalties, interest, additions to tax and expenses) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted. Payment under this indemnification shall be made within thirty (30) days after the date the Lender or the Agent makes written demand therefor.

                  (c) If the Borrower shall be required by law to deduct or withhold any Taxes or Other Taxes from or in respect of any sum payable hereunder to any Lender or the Agent, then:

                      (i) the sum payable shall be increased as necessary so that after making all required deductions and withholdings (including deductions and withholdings applicable to additional sums payable under this Section) such Lender or the Agent, as the case may be, receives an amount equal to the sum it would have received had no such deductions or withholdings been made;

                      (ii) the Borrower shall make such deductions and withholdings;

                      (iii) the Borrower shall pay the full amount deducted or withheld to the relevant taxing authority or other authority in accordance with applicable law; and

                      (iv) the Borrower shall also pay to each Lender or the Agent for the account of such Lender, at the time interest is paid, all additional amounts which the respective Lender specifies as necessary to preserve the after-tax yield the Lender would have received if such Taxes or Other Taxes had not been imposed.

                  (d) Within thirty (30) days after the date of any payment by the Borrower of Taxes or Other Taxes, the Borrower shall furnish the Agent the original or a certified copy of a receipt evidencing payment thereof, or other evidence of payment satisfactory to the Agent.

                  (e) If the Borrower is required to pay additional amounts to any Lender or the Agent pursuant to subsection (c) of this Section, then such Lender shall use reasonable efforts (consistent with legal and regulatory restrictions) to change the jurisdiction of its Lending Office so as to eliminate any such additional payment by the Borrower which may thereafter accrue, if such change in the judgment of such Lender is not otherwise disadvantageous to such Lender.

          5.2 Illegality.

              (a) If any Lender determines that the introduction of any Requirement of Law, or any change in any Requirement of Law, or in the interpretation or administration of any Requirement of Law, has made it unlawful, or that any central bank or other Governmental Authority has asserted that it is unlawful, for any Lender or its applicable Lending Office to make LIBOR Rate Loans, then, on notice thereof by the Lender to the Borrower through the Agent, any obligation of that Lender to make LIBOR Rate Loans shall be suspended until the Lender notifies the Agent and the Borrower that the circumstances giving rise to such determination no longer exist.

              (b) If a Lender determines that it is unlawful to maintain any LIBOR Rate Loan, the Borrower shall, upon its receipt of notice of such fact and demand from such Lender (with a copy to the Agent), prepay in full such LIBOR Rate Loans of that Lender then outstanding, together with interest accrued thereon and amounts required under Section 5.4, either on the last day of the Interest Period thereof, if the Lender may lawfully continue to maintain such LIBOR Rate Loans to such day, or immediately, if the Lender may not lawfully continue to maintain such LIBOR Rate Loan. If the Borrower is required to so prepay any

 LIBOR Rate Loan, then concurrently with such prepayment, the Borrower shall borrow from the affected Lender, in the amount of such repayment, a Base Rate Loan.

         5.3 Increased Costs and Reduction of Return.

             (a) If any Lender determines that, due to either (i) the introduction of or any change in the interpretation of any law or regulation or
 (ii) the compliance by that Lender with any guideline or request from any central bank or other Governmental Authority (whether or not having the force of law), there shall be any increase in the cost to such Lender of agreeing to make or making, funding or maintaining any LIBOR Rate Loans, then the Borrower shall be liable for, and shall from time to time, upon demand (with a copy of such demand to be sent to the Agent), pay to the Agent for the account of such Lender, additional amounts as are sufficient to compensate such Lender for such increased costs.

             (b) If any Lender shall have determined that (i) the introduction of any Capital Adequacy Regulation, (ii) any change in any Capital Adequacy Regulation, (iii) any change in the interpretation or administration of any Capital Adequacy Regulation by any central bank or other Governmental Authority charged with the interpretation or administration thereof, or (iv) compliance by the Lender or any corporation controlling the Lender with any Capital Adequacy Regulation, affects or would affect the amount of capital required or expected to be maintained by the Lender or any corporation controlling the Lender and (taking into consideration such Lender's or such corporation's policies with respect to capital adequacy and such Lender's desired return on capital) determines that the amount of such capital is increased as a consequence of its Commitments, loans, credits or obligations under this Agreement, then, upon demand of such Lender to the Borrower through the Agent, the Borrower shall pay to the Lender, from time to time as specified by the Lender, additional amounts sufficient to compensate the Lender for such increase.

          5.4 Funding Losses. The Borrower shall reimburse each Lender and hold each Lender harmless from any loss or expense which the Lender may sustain or incur as a consequence of:

                       (i) the failure of the Borrower to make on a timely basis any payment of principal of any LIBOR Rate Loan;

                       (ii) the failure of the Borrower to borrow, continue or convert a Loan after the Borrower has given (or is deemed to have given) a Notice of Borrowing or a Notice of Conversion/Continuation;

                       (iii) the prepayment or other payment (including after acceleration thereof) of an LIBOR Rate Loan on a day that is not the last day of the relevant Interest Period;

 including any such loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain its LIBOR Rate Loans or from fees payable to terminate the deposits from which such funds were obtained.

         5.5 Inability to Determine Rates. If the Agent determines that for any reason adequate and reasonable means do not exist for determining the LIBOR Rate for any requested Interest Period with respect to a proposed LIBOR Rate Loan, or that the LIBOR Rate for any requested Interest Period with respect to a proposed LIBOR Rate Loan does not adequately and fairly reflect the cost to the Lenders of funding such Loan, the Agent will promptly so notify the Borrower and each Lender. Thereafter, the obligation of the Lenders to make or maintain LIBOR Rate Loans hereunder shall be suspended until the Agent revokes such notice in writing. Upon receipt of such notice, the Borrower may revoke any Notice of Borrowing or Notice of Conversion/Continuation then submitted by it. If the Borrower does not revoke such Notice, the Lenders shall make, convert or continue the Loans, as proposed by the Borrower, in the amount specified in the applicable notice submitted by the Borrower, but such Loans shall be made, converted or continued as Base Rate Loans instead of LIBOR Rate Loans.

         5.6 Certificates of Lenders. Any Lender claiming reimbursement or compensation under this Article 5 shall deliver to the Borrower (with a copy to the Agent) a certificate setting forth in reasonable detail the amount payable to the Lender hereunder and such certificate shall be conclusive and binding on the Borrower in the absence of manifest error.

         5.7 Survival. The agreements and obligations of the Borrower in this
 Article 5 shall survive the payment of all other Obligations. The Lender requesting compensation pursuant to Article 5 shall provide notice to the Borrower within sixty (60) days after the date on which such Lender obtains actual knowledge of any claim for compensation under said Article.

                                    ARTICLE 6

                                   COLLATERAL

         6.1 Grant of Security Interest.

             (a) As security for all present and future Obligations, the Borrower hereby grants, and shall cause, on or prior to the Closing Date, LDM Canada to grant, to the Agent, for the ratable benefit of the Lenders, a continuing security interest in, lien on, and right of set-off against, all of the following property of the Borrower and LDM Canada, whether now owned or existing or hereafter acquired or arising, regardless of where located:

                  (i) all Accounts;

                  (ii) all Inventory;

                  (iii) all contract rights, letters of credit, Assigned Contracts, chattel paper, instruments, notes, documents, and documents of title;

                  (iv) all General Intangibles;

                  (v) all Equipment;

                  (vi) all Fixtures;

                  (vii) all Proprietary Rights;

                  (viii) all Investment Property;

                  (ix) all money, securities, financial assets and other property of any kind of the Borrower and of LDM Canada in the possession or under the control of the Agent or any Lender, any assignee of or participant in the Obligations, or a bailee of any such party or such party's affiliates;

                  (x) all deposit accounts, credits and balances with and other claims against the Agent or any Lender or any of its affiliates or any other financial institution in which the Borrower or LDM Canada maintains deposits;

                  (xi) all books, records and other property related to or referring to any of the foregoing, including, without limitation, books, records, account ledgers, data processing records, computer software and other property and General Intangibles at any time evidencing or relating to any of the foregoing; and

                  (xii) all accessions to, substitutions for and replacements, products and proceeds of any of the foregoing, including, but not limited to, proceeds of any insurance policies (other than proceeds of key-man life insurance on which the Borrower is the beneficiary), claims against third parties, and condemnation or requisition payments with respect to all or any of the foregoing.

 All of the foregoing and all other property of the Borrower or each Guarantor in which the Agent or any Lender may at any time be granted a Lien, is herein collectively referred to as the "Collateral".

                  (b) All of the Obligations shall be secured by all of the Collateral, the Pledged Collateral and the Guarantor Collateral. The Agent may, subject to the provisions of Articles 13 and 14, in its sole discretion, (i) exchange, waive, or release any of the Collateral, (ii) apply Collateral and direct the order or manner of sale thereof as the Agent may determine, and
 (iii) settle, compromise, collect, or otherwise liquidate any Collateral in any manner, all without affecting the Obligations or the Agent's or any Lender's right to take any other action with respect to any other Collateral.

         6.2 Perfection and Protection of Security Interest.

             (a) The Borrower shall, and shall cause each Guarantor to, at Borrower's expense, perform all steps requested by the Agent at any time to perfect, maintain, protect, and enforce the Agent's Liens, including, without limitation: (i) executing, delivering and/or filing and recording of the Intellectual Property Security Agreement, the Pledge Agreement and the Guarantor Collateral Documents and executing and filing financing or continuation statements, and amendments thereof, in form and substance satisfactory to the Agent; (ii) delivering to the Agent the originals of all instruments, documents, and chattel paper, and all other Collateral, Pledged Collateral and Guarantor Collateral of which the Agent determines it should have physical possession in order to perfect and protect the Agent's security interest therein, duly pledged, endorsed or assigned to the Agent without restriction; (iii) delivering to the Agent warehouse receipts covering any portion of the Collateral located in warehouses and for which warehouse receipts are issued; (iv) when an Event of Default exists, transferring Inventory to warehouses designated by the Agent; (v) placing notations on the Borrower's and each Guarantor's books of account to disclose the Agent's security interest; (vii) delivering to the Agent all letters of credit on which the Borrower or LDM Canada is named beneficiary; and
 (viii) taking such other steps as are deemed necessary or desirable by the Agent to maintain and protect the Agent's Liens. To the extent permitted by applicable law, the Agent may file, without the Borrower's or a Guarantor's signature, one or more financing statements disclosing the Agent's Liens. The Borrower agrees that a carbon, photographic, photostatic, or other reproduction of this Agreement or of a financing statement is sufficient as a financing statement.

                  (b) If any Collateral or Guarantor Collateral is at any time in the possession or control of any warehouseman, bailee or any of the Borrower's or LDM Canada's agents or processors, then the Borrower shall notify the Agent thereof and shall notify or cause LDM Canada to notify such Person of the Agent's security interest in such Collateral or Guarantor Collateral and, upon the Agent's request, instruct such Person to hold all such Collateral or Guarantor Collateral for the Agent's account subject to the Agent's instructions. If at any time any Collateral or Guarantor Collateral is located on any operating facility of the Borrower or each Guarantor which is not owned by the Borrower or LDM Canada, then the Borrower shall, at the request of the Agent, obtain or cause LDM Canada to obtain written waivers, in form and substance satisfactory to the Agent, of all present and future Liens to which the owner or lessor of such premises may be entitled to assert against the Collateral.

                  (c) From time to time, the Borrower shall, and shall cause each Guarantor to, upon the Agent's request, execute and deliver confirmatory written instruments pledging to the Agent, for the ratable benefit of the Lenders, the Collateral, Pledged Collateral or Guarantor Collateral, as the case may be, with respect to the Borrower or such Guarantor, but the Borrower's or such Guarantor's failure to do so shall not affect or limit the Agent's security interest or the Agent's other rights in and to the Collateral, Pledged Collateral or Guarantor Collateral, as the case may be, with respect to the Borrower or such Guarantor. So long as this Agreement is in effect and until all Obligations have been fully satisfied, the Agent's Liens shall continue in full force and effect in all Collateral, Pledged Collateral and Guarantor Collateral (whether or not deemed eligible for the purpose of calculating the Revolving Availability or as the basis for any advance, loan, extension of credit, or other financial accommodation).

          6.3 Location of Collateral. The Borrower represents and warrants to the Agent and the Lenders that: (i) Schedule 6.3 is a correct and complete list of the Borrower's and each Guarantor's state or province of formation, chief executive office, the location of its books and records, the locations of the Collateral and the Guarantor Collateral with respect to the Borrower and such Guarantor, and the locations of all of its other places of business; and (ii)
 Schedule 6.3 correctly identifies any of such facilities and locations where Collateral and the Guarantor Collateral is located that are not owned by the Borrower or the relevant Guarantor and sets forth the names of the owners and lessors or sublessors of and, to the best of the Borrower's knowledge, the holders of any mortgages on, such facilities and locations. The Borrower covenants and agrees that it will not and will not permit any Guarantor to (x) maintain any Collateral with respect to the Borrower at any location other than those locations listed for the Borrower, and with respect to any Guarantor at any location other than those locations listed for such Guarantor, on Schedule 6.3, (y) otherwise change or add to any of such locations, or (z) change the location of its chief executive office from the location identified in Schedule 6.3, unless it gives the Agent at least thirty
 (30) days' prior written notice thereof and executes any and all financing statements and other documents that the Agent requests in connection therewith. Without limiting the foregoing, the Borrower represents that all of its and LDM Canada's Inventory is, and covenants that all of its Inventory will be, located either (A) on premises owned by the Borrower or LDM Canada, as the case may be,
 (B) on premises leased by the Borrower or LDM Canada, as the case may be, provided that the Agent has received an executed landlord waiver from the landlord of such premises in form and substance satisfactory to the Agent, or
 (C) in a public warehouse; provided that the Agent has received an executed bailee letter from the applicable public warehouseman in form and substance satisfactory to the Agent. As to each location, the Agent for the benefit of Lenders shall have filed state (and, to the extent required, local) UCC-1 financing statements; as to all leased and bailment location, the Borrower shall use and shall cause LDM Canada to use all reasonable efforts to obtain landlord and bailee waivers; as to all bailment locations for which bailee waiver letters have not been obtained, the Agent shall have delivered to the bailee a notice of lien under Article 9 of the UCC; and for all leased locations as to which waiver letters have not been obtained, the Inventory at those leased locations shall not constitute Eligible Inventory.

         6.4 Title to, Liens on, and Sale and Use of Collateral. The Borrower represents and warrants to the Agent and the Lenders and agrees with the Agent and the Lenders that: (i) all of the Collateral, Pledged Collateral and Guarantor Collateral is and will continue to be owned by the Borrower or a Guarantor, as the case may be, free and clear of all Liens whatsoever, except for Permitted Liens; (ii) the Agent's Liens in the Collateral, Pledged Collateral and Guarantor Collateral will not be subject to any prior Lien;
 (iii) the Borrower will and will cause each Guarantor to use, store, and maintain the Collateral, Pledged Collateral and Guarantor Collateral with all reasonable care and will use such Collateral, Pledged Collateral or Guarantor Collateral for lawful purposes only; and (iv) the Borrower will not, and will not permit any Guarantor to, without the Agent's prior written approval, sell, or dispose of or permit the sale or disposition of any of the Collateral, Pledged Collateral or Guarantor Collateral, except for sales of Inventory in the ordinary course of business and sales of Equipment as permitted by Section
 6.11. The inclusion of proceeds in the Collateral, Pledged Collateral or Guarantor Collateral, shall not be deemed to constitute the Agent's or any Lender's consent to any sale or other disposition of the Collateral, Pledged Collateral or Guarantor Collateral, except as expressly permitted herein.

         6.5 Appraisals. Whenever a Default or Event of Default exists, and at such other times not more frequently than once every two years as the Agent requests, the Borrower shall, at its expense and upon the Agent's request, provide the Agent with appraisals or updates thereof of any or all of the Collateral or Guarantor Collateral from an appraiser, and prepared on a basis, satisfactory to the Agent, such appraisals and updates to include, without limitation, information required by applicable law and regulation and by the internal policies of the Lenders.

         6.6 Access and Examination; Confidentiality.

             (a) The Agent, accompanied by any Lender which so elects, may at all reasonable times (and at any time when a Default or Event of Default exists) have access to, examine, audit, make extracts from or copies of and inspect any or all of the Borrower's and each

 Guarantor's records, files, and books of account and the Collateral, Pledged Collateral and Guarantee Collateral, and discuss the Borrower's and such Guarantor's affairs with the Borrower's and such Guarantor's officers and management. The Borrower will deliver and will cause each Guarantor to deliver to the Agent any instrument necessary for the Agent to obtain records from any service bureau maintaining records for the Borrower or such Guarantor. The Agent may, and at the direction of the Majority Lenders shall, at any time when a Default or Event of Default exists, and at the Borrower' expense, make copies of all of the Borrower's or any Guarantor's books and records, or require the Borrower to deliver such copies to the Agent. The Agent may, without expense to the Agent, use such of the Borrower's or any Guarantor's respective personnel, supplies, and premises as may be reasonably necessary for maintaining or enforcing the Agent's Liens. The Agent shall have the right, at any time, in the Agent's name or in the name of a nominee of the Agent, to verify the validity, amount or any other matter relating to the Accounts, Inventory, or other Collateral, Pledged Collateral or Guarantor Collateral by mail, telephone, or otherwise.

                  (b) The Borrower agrees that, subject to the Borrower's prior consent, which consent shall not be unreasonably withheld or delayed, the Agent and each Lender may use the Borrower's name in advertising and promotional material and in conjunction therewith disclose the general terms of this Agreement. The Agent and each Lender agree to take normal and reasonable precautions and exercise due care to maintain the confidentiality of all information identified as "confidential" or "secret" by the Borrower and provided to the Agent or such Lender by or on behalf of the Borrower or any Guarantor, under this Agreement or any other Loan Document, and neither the Agent, nor such Lender nor any of their respective Affiliates shall use any such information other than in connection with or in enforcement of this Agreement and the other Loan Documents, except to the extent that such information (i) was or becomes generally available to the public other than as a result of disclosure by the Agent or such Lender, or (ii) was or becomes available on a non-confidential basis from a source other than the Borrower or a Guarantor, provided that such source is not bound by a confidentiality agreement with the Borrower known to the Agent or such Lender; provided, however, that the Agent and any Lender may disclose such information (1) at the request or pursuant to any requirement of any Governmental Authority to which the Agent or such Lender is subject or in connection with an examination of the Agent or such Lender by any such Governmental Authority; (2) pursuant to subpoena or other court process; (3) when required to do so in accordance with the provisions of any applicable requirement of law; (4) to the extent reasonably required in connection with any litigation or proceeding (including, but not limited to, any bankruptcy proceeding) to which the Agent, any Lender or their respective Affiliates may be party; (5) to the extent reasonably required in connection with the exercise of any remedy hereunder or under any other Loan Document; (6) to the Agent's or such Lender's independent auditors, accountants, attorneys and other professional advisors; (7) to any Affiliate of the Agent or such Lender, or to any Participating Lender or assignee under any Assignment and Acceptance, actual or potential, provided that such affiliate, Participating Lender or assignee agrees to keep such information confidential to the same extent required of the Agent and the Lenders hereunder; and (8) as expressly permitted under the terms of any other document or agreement regarding confidentiality to which the Borrower or a Guarantor is party or is deemed party with the Agent or such Lender.

         6.7 Collateral Reporting. The Borrower shall provide the Agent with the following documents at the following times in form satisfactory to the Agent:
 (i) on a weekly basis, separate Borrowing Base Certificates with respect to the Borrower and LDM Canada, in each case together with a schedule of credit memos and reports, a schedule of collections of accounts receivable, a schedule of Accounts created since the last such schedule; provided that such reporting requirements shall be more frequent, as specified by Agent, if Revolver Availability is less than $15,000,000; (ii) on a monthly basis, or more frequently if requested by the Agent, a schedule of the Accounts created since the last such schedule; (iii) on a monthly basis, an aging of the Accounts, together with a reconciliation to the previous months aging of the Accounts and to the Borrower's and LDM Canada's general ledger; (iv) on a monthly basis, an aging of the Borrower's and LDM Canada's accounts payable; (v) on a monthly basis (or more frequently if requested by the Agent), Inventory reports by category, with additional detail showing additions to and deletions from the Inventory; (vi) upon request, copies of invoices in connection with the Borrower's and LDM Canada's Accounts, customer statements, credit memos, remittance advices and reports, deposit slips, shipping and delivery documents in connection with the Borrower's Accounts and for Inventory and Equipment acquired by the Borrower or LDM Canada, purchase orders and invoices; (vii) on a monthly basis, a statement of the balance of each of the Intercompany Accounts as of the last day of the immediately preceding calendar month; (viii) such other reports as to the Collateral or Guarantor Collateral of the Borrower or as to the Guarantor Collateral of LDM Canada as the Agent shall reasonably request from time to time; and (ix) with the delivery of each of the foregoing, a certificate of an officer of the Borrower certifying as to the accuracy and completeness of the foregoing. If any of the Borrower's or LDM Canada's records or reports of the Collateral or Guarantor Collateral are prepared by an accounting service or other agent, the Borrower hereby authorizes such service or agent to deliver such records, reports, and related documents to the Agent, for distribution to the Lenders.

         6.8 Accounts.

             (a) The Borrower hereby represents and warrants to the Agent and the Lenders, with respect to the Accounts, that: (i) each existing Account represents, and each future Account will represent, a bona fide sale or lease and delivery of goods by the Borrower or LDM Canada, or rendition of services by the Borrower or LDM Canada, in the ordinary course of the Borrower's or LDM Canada's business; (ii) each existing Account is, and each future Account will be, for a liquidated amount payable by the Account Debtor thereon on the terms set forth in the invoice therefor or in the schedule thereof delivered to the Agent, without any offset, deduction, defense, or counterclaim except those known to the Borrower and disclosed to the Agent and the Lenders pursuant to this Agreement; (iii) no payment will be received with respect to any Account, and no credit, discount, or extension, or agreement therefor will be granted on any Account, except as reported to the Agent and the Lenders in accordance with this Agreement; (iv) each copy of an invoice delivered to the Agent by the Borrower will be a genuine copy of the original invoice sent to the Account Debtor named therein; and (v) all goods described in each invoice will have been delivered to the Account Debtor and all services of the Borrower or LDM Canada described in each invoice will have been performed.

             (b) Borrower shall not and shall not cause or permit LDM Canada to re-date any invoice or sale or make sales on extended dating beyond that customary in the Borrower's business or extend or modify any Account. If the Borrower becomes aware of any matter adversely affecting the collectability of any Account or Account Debtor involving an amount greater than $500,000, including information regarding the Account Debtor's creditworthiness, the Borrower will promptly so advise the Agent.

                  (c) Borrower shall not and shall not cause or permit LDM Canada to accept any note or other instrument (except a check or other instrument for the immediate payment of money) with respect to any Account without the Agent's written consent. If the Agent consents to the acceptance of any such instrument, it shall be considered as evidence of the Account and not payment thereof and the Borrower will promptly deliver such instrument to the Agent, endorsed by the Borrower or LDM Canada, as the case may be, to the Agent in a manner satisfactory in form and substance to the Agent. Regardless of the form of presentment, demand, notice of protest with respect thereto, the Borrower or LDM Canada, as the case may be, shall remain liable thereon until such instrument is paid in full.

                  (d) The Borrower shall notify the Agent promptly of all disputes and claims in excess of $500,000, individually, or $1,500,000 in the aggregate with any Account Debtor, and agrees to settle, contest, or adjust such dispute or claim at no expense to the Agent or any Lender. No discount, credit or allowance shall be granted to any Account Debtor other than normal and customary discounts and allowances without the Agent's prior written consent, except for discounts, credits and allowances made or given in the ordinary course of the Borrower's or LDM Canada's, as the case may be, business when no Event of Default exists hereunder. The Borrower shall send the Agent a copy of each credit memorandum in excess of $500,000 as soon as issued. The Agent may, and at the direction of the Majority Lenders shall, at all times when an Event of Default exists hereunder, settle or adjust disputes and claims directly with Account Debtors for amounts and upon terms which the Agent or the Majority Lenders, as applicable, shall consider advisable and, in all cases, the Agent will credit the Borrower's Loan Account with only the net amounts received by the Agent in payment of any Accounts.

                  (e) If an Account Debtor returns any Inventory to the Borrower or LDM Canada when no Event of Default exists, then the Borrower shall promptly determine or shall cause LDM Canada to promptly determine the reason for such return and shall issue a credit memorandum to the Account Debtor in the appropriate amount. The Borrower shall immediately report to the Agent any return involving an amount in excess of $500,000. Each such report shall indicate the reasons for the returns and the locations and condition of the returned Inventory. In the event any Account Debtor returns Inventory to the Borrower or LDM Canada when an Event of Default exists, the Borrower, upon request of the Agent, shall, and shall cause LDM Canada to: (i) hold the returned Inventory in trust for the Agent; (ii) segregate all returned Inventory from all of its other property; (iii) dispose of the returned Inventory solely according to the Agent's written instructions; and (iv) not issue any credits or allowances with respect thereto without the Agent's prior written consent. All returned Inventory shall be subject to the Agent's Liens thereon. Whenever any Inventory is returned, the related Account shall be deemed ineligible to the extent of the amount owing by the Account Debtor with respect to such returned Inventory.

          6.9 Collection of Accounts; Payments.

                  (a) Until the Agent notifies the Borrower to the contrary, the Borrower shall and shall cause LDM Canada to make collection of all Accounts and other Collateral and Guarantor Collateral for the Agent, shall and shall cause LDM Canada to receive all payments as the Agent's trustee, and shall immediately deliver all payments in their original form duly endorsed in blank into a Payment Account established for the account of the Borrower or LDM Canada, as applicable at a bank acceptable to Agent and subject to documentation acceptable to Agent. The Borrower shall and shall cause LDM Canada to establish a lock-box service for collections of Accounts at a bank acceptable to the Agent and pursuant to documentation satisfactory to the Agent. The Borrower shall and shall cause LDM Canada to instruct all Account Debtors to make all payments directly to the address established for such service. If, notwithstanding such instructions, the Borrower or LDM Canada, as applicable, receives any proceeds of Accounts, it shall receive such payments as the Agent's trustee, and shall immediately deliver such payments to the Agent in their original form duly endorsed in blank or deposit them into a Payment Account, as the Agent may direct. All collections received in any such lock-box or Payment Account or directly by the Borrower or LDM Canada, as the case may be, or the Agent, and all funds in any Payment Account or other account to which such collections are deposited shall be subject to the Agent's sole control. The Agent or the Agent's designee may, at any time, notify Account Debtors that the Accounts have been assigned to the Agent and of the Agent's security interest therein. If an Event of Default shall have occurred and be continuing, the Agent may collect the Accounts directly and charge the collection costs and expenses to the Borrower's Loan Account as a Revolving Loan. When an Event of Default exists, the Borrower, at the Agent's request, shall execute and deliver and shall cause LDM Canada to execute and deliver to the Agent such documents as the Agent shall require to grant the Agent access to any post office box in which collections of Accounts are received.

                  (b) If sales of Inventory are made for cash, the Borrower shall and shall cause LDM Canada to immediately deliver to the Agent or deposit into a Payment Account the identical checks, cash, or other forms of payment which the Borrower receives.

                  (c) All payments, including immediately available funds received by the Agent at a bank designated by it, received by the Agent on account of Accounts or as proceeds of other Collateral will be the Agent's sole property for the benefit of the Lenders and will be credited to the Borrower's Loan Account on the same Business Day as such payments are received in immediately available funds.

                  (d) Notwithstanding anything to the contrary herein and in particular Section 4.8, all proceeds and collections of LDM Canada's Accounts and other Collateral and payments received by the Agent and/or Lenders from LDM Canada shall be applied to fees and expense reimbursements not in the nature of interest for the purposes of the Income Tax Act of Canada and to principal before being applied to interest due or fees and expense reimbursements which are or may be in the nature of interest payments for the purposes of the Income Tax Act of Canada.

          6.10 Inventory; Perpetual Inventory. The Borrower represents and warrants to the Agent and the Lenders and agrees with the Agent and the Lenders that all of the Inventory owned by the Borrower or LDM Canada is and will be held for sale or lease, or to be furnished in connection with the rendition of services, in the ordinary course of the Borrower's or LDM

Canada's business, and is and will be fit for such purposes. The Borrower will keep and will cause LDM Canada to keep its Inventory in good and marketable condition, at its own expense. Borrower will not, and will not permit LDM Canada to, without the prior written consent of the Agent, acquire or accept any Inventory on consignment or approval. The Borrower agrees that all Inventory produced in the United States will be produced in accordance with the Federal Fair Labor Standards Act of 1938, as amended, and all rules, regulations, and orders thereunder. The Borrower will conduct a monthly physical count of the Inventory (and after and during the continuation of an Event of Default, at such other times as the Agent requests) and deliver a summary of the results thereof to the Agent within thirty (30) days after the last day of each calendar month until the Borrower has implemented a perpetual inventory system for the Borrower and LDM Canada and the Agent is satisfied with the test count results as a verification of the accuracy of those perpetual inventory systems. The Borrower will not, and will not permit LDM Canada to, without the Agent's written consent, sell any Inventory on a bill-and-hold, guaranteed sale, sale and return, sale on approval, consignment, or other repurchase or return basis.

         6.11 Equipment.

                  (a) The Borrower represents and warrants to the Agent and the Lenders and agrees with the Agent and the Lenders that all of the Equipment owned by the Borrower or LDM Canada is and will be used or held for use in the Borrower's or LDM Canada's, as the case may be, business, and is and will be fit for such purposes. The Borrower shall keep and maintain and shall cause LDM Canada to keep and maintain its Equipment in good operating condition and repair (ordinary wear and tear excepted) and shall make all necessary replacements thereof.

                  (b) The Borrower shall promptly inform the Agent of any material additions to or deletions from the Equipment. The Borrower shall not permit any Equipment to become a fixture with respect to real property or to become an accession with respect to other personal property with respect to which real or personal property the Agent does not have a Lien. The Borrower will not and will not permit LDM Canada, without the Agent's prior written consent, alter or remove any identifying symbol or number on any of the Borrower's or LDM Canada's Equipment consisting of Collateral or Guarantor Collateral, as the case may be.

                  (c) The Borrower shall not, and shall not permit LDM Canada to, without the Lenders' prior written consent, sell, lease as a lessor (except as permitted by Section 9.9) or otherwise dispose of any of the Borrower's or LDM Canada's Equipment; provided, however, that the Borrower and LDM Canada may dispose of obsolete or unusable Equipment having an orderly liquidation value no greater than $500,000 in the aggregate in any Fiscal Year, without the Lenders' consent, subject to the conditions set forth in the next sentence. In the event any of such Equipment is sold, transferred or otherwise disposed of pursuant to the proviso contained in the immediately preceding sentence, (1) if such sale, transfer or disposition is effected without replacement of such Equipment, or such Equipment is replaced by Equipment leased by the Borrower or LDM Canada or by Equipment purchased by the Borrower or LDM Canada subject to a Lien, then the Borrower shall deliver or cause LDM Canada to deliver all of the cash proceeds of any such sale, transfer or disposition to the Agent, which proceeds shall be applied, ratably, to the reduction of the Obligations in the order provided for in Section 4.8, or (2) if such sale, transfer or disposition is made in connection with the purchase by the Borrower or LDM

Canada of replacement Equipment, then the Borrower shall use or shall cause LDM Canada to use, as the case may be, the proceeds of such sale, transfer or disposition to purchase such replacement Equipment and shall deliver to the Agent written evidence of the use of the proceeds for such purchase. All replacement Equipment purchased by the Borrower or LDM Canada shall be free and clear of all Liens except the Agent's Lien.

         6.12 Assigned Contracts. The Borrower shall and shall cause LDM Canada to fully perform all of its obligations under each of the Borrower's or LDM Canada's Assigned Contracts, and shall enforce and shall cause LDM Canada to enforce all of its rights and remedies thereunder as it deems appropriate in its business judgment; provided, however, that the Borrower shall not and shall not permit LDM Canada to take any action or fail to take any action with respect to its Assigned Contracts which would result in a waiver or other loss of any material right or remedy of the Borrower or LDM Canada thereunder. Without limiting the generality of the foregoing, the Borrower shall take and shall cause LDM Canada to take all action necessary or appropriate to permit, and shall not take any action which would have any materially adverse effect upon, the full enforcement of all indemnification rights under its Assigned Contracts. The Borrower shall not and shall not permit LDM Canada to, without the Agent's and the Majority Lender's prior written consent, modify, amend, supplement, compromise, satisfy, release, or discharge any of its Assigned Contracts, any collateral securing the same, any Person liable directly or indirectly with respect thereto, or any agreement relating to any of its Assigned Contracts or the collateral therefor. The Borrower shall notify the Agent and the Lenders in writing, promptly after the Borrower or LDM Canada becomes aware thereof, of any event or fact which could give rise to a claim by it for indemnification under any of its Assigned Contracts, and shall diligently pursue or cause LDM Canada diligently to pursue such right and report to the Agent on all further developments with respect thereto. The Borrower shall remit directly to the Agent for application to the Obligations in such order as the Majority Lenders shall determine, all amounts received by the Borrower or LDM Canada as indemnification or otherwise pursuant to its Assigned Contracts. If the Borrower or LDM Canada shall fail after the Agent's demand to pursue diligently any right under its Assigned Contracts, or if an Event of Default then exists, the Agent may, and at the direction of the Majority Lenders shall, directly enforce such right in its own or the Borrower's or LDM Canada's name and may enter into such settlements or other agreements with respect thereto as the Agent or the Majority Lenders, as applicable, shall determine. In any suit, proceeding or action brought by the Agent for the benefit of the Lenders under any Assigned Contract for any sum owing thereunder or to enforce any provision thereof, the Borrower shall indemnify and hold the Agent and Lenders harmless from and against all expense, loss or damage suffered by reason of any defense, setoff, counterclaims, recoupment, or reduction of liability whatsoever of the obligor thereunder arising out of a breach by the Borrower or LDM Canada of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing from the Borrower or LDM Canada to or in favor of such obligor or its successors. All such obligations of the Borrower or LDM Canada shall be and remain enforceable only against the Borrower or LDM Canada, as the case may be, and shall not be enforceable against the Agent. Notwithstanding any provision hereof to the contrary, the Borrower or LDM Canada, as the case may be, shall at all times remain liable to observe and perform all of its duties and obligations under its Assigned Contracts, and the Agent's or any Lender's exercise of any of their respective rights with respect to the Collateral shall not release the Borrower or LDM Canada, as the case may be, from any of such duties and obligations. Neither the Agent nor any Lender shall be



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


obligated to perform or fulfill any of the Borrower's or LDM Canada's duties or obligations under its Assigned Contracts or to make any payment thereunder, or to make any inquiry as to the nature or sufficiency of any payment or property received by it thereunder or the sufficiency of performance by any party thereunder, or to present or file any claim, or to take any action to collect or enforce any performance, any payment of any amounts, or any delivery of any property.

         6.13 Documents, Instruments, and Chattel Paper. The Borrower represents and warrants to the Agent and the Lenders that (i) all documents, instruments, and chattel paper describing, evidencing, or constituting Collateral, Pledged Collateral or Guarantor Collateral, as the case may be, and all signatures and endorsements thereon, are and will be complete, valid, and genuine, and (ii) all goods evidenced by such documents, instruments, and chattel paper are and will be owned by the Borrower or a Guarantor, as the case may be, free and clear of all Liens other than Permitted Liens. The Borrower agrees that it shall deliver and shall cause each Guarantor to deliver to the Agent, at the Closing Date, and thereafter, promptly upon obtaining possession thereof, the originals of all instruments and chattel paper received by the Borrower or such Guarantor.

         6.14 Right to Cure. The Agent may, in its discretion, and shall, at the direction of the Majority Lenders, pay any amount or do any act required of the Borrower or any Guarantor hereunder or under any other Loan Document in order to preserve, protect, maintain or enforce the Obligations, the Collateral, Pledge Collateral or Guarantor Collateral, or the Agent's Liens therein, and which the Borrower or such Guarantor, as the case may be, fails to pay or do, including, without limitation, payment of any judgment against the Borrower or such Guarantor, any insurance premium, any warehouse charge, any finishing or processing charge, any landlord's claim, and any other Lien upon or with respect to the Collateral, Pledged Collateral or Guarantor Collateral. All payments that the Agent makes under this Section 6.14 and all out-of-pocket costs and expenses that the Agent pays or incurs in connection with any action taken by it hereunder shall be charged to the Borrower's Loan Account as a Revolving Loan . Any payment made or other action taken by the Agent under this
 Section 6.14 shall be without prejudice to any right to assert an Event of Default hereunder and to proceed thereafter as herein provided.

          6.15 Power of Attorney. The Borrower hereby appoints the Agent and the Agent's designee as the Borrower's attorney, with power: (i) to endorse the Borrower's name on any checks, notes, acceptances, money orders, or other forms of payment or security that come into the Agent's or any Lender's possession;
 (ii) to sign the Borrower's name on any invoice, bill of lading, warehouse receipt or other document of title relating to any Collateral, on drafts against customers, on assignments of Accounts, on notices of assignment, financing statements and other public records; (iii) to notify the post office authorities, when an Event of Default exists, to change the address for delivery of the Borrower's mail to an address designated by the Agent and to receive, open and dispose of all mail addressed to the Borrower; (iv) to send requests for verification of Accounts to customers or Account Debtors; (v) to clear Inventory, the purchase of which was financed with Letters of Credit, through customs in the Borrower's name, the Agent's name or the name of the Agent's designee, and to sign and deliver to customs officials powers of attorney in the Borrower's name for such purpose; and (vi) to do all things necessary to carry out this Agreement. The Borrower ratifies and approves all acts of such attorney. None of the Lenders or the Agent nor their attorneys will be liable for any acts or omissions or for any error of judgment or mistake of fact or law other than as a result of such Person's gross negligence or willful misconduct. This power, being coupled with an interest, is irrevocable until this Agreement has been terminated and the Obligations have been fully satisfied.

         6.16 The Agent's and Lenders' Rights, Duties and Liabilities. The Borrower assumes all responsibility and liability arising from or relating to the use, sale or other disposition of the Collateral, Pledged Collateral or Guarantor Collateral. Neither the Agent, nor any Lender, nor any of their respective officers, directors, employees or agents shall be liable or responsible in any way for the safekeeping of any of the Collateral, Pledged Collateral or Guarantor Collateral, or for any loss or damage thereto, or for any diminution in the value thereof, or for any act of default of any warehouseman, carrier, forwarding agency or other person whomsoever, all of which shall be at the Borrower's sole risk. The Obligations shall not be affected by any failure of the Agent or any Lender to take any steps to perfect the Agent's Liens or to collect or realize upon the Collateral, Pledged Collateral or Guarantor Collateral, nor shall loss of or damage to the Collateral, Pledged Collateral or Guarantor Collateral release the Borrower from any of the Obligations. Upon the occurrence and continuance of an Event of Default, the Agent may (but shall not be required to), and at the direction of the Majority Lenders shall, without notice to or consent from the Borrower, sue upon or otherwise collect, extend the time for payment of, modify or amend the terms of, compromise or settle for cash, credit, or otherwise upon any terms, grant other indulgences, extensions, renewals, compositions, or releases, and take or omit to take any other action with respect to the Collateral, Pledged Collateral or Guarantor Collateral, any security therefor, any agreement relating thereto, any insurance applicable thereto, or any Person liable directly or indirectly in connection with any of the foregoing, without discharging or otherwise affecting the liability of the Borrower for the Obligations or under this Agreement or any other agreement now or hereafter existing between the Agent and/or any Lender and the Borrower.

         6.17 Effect of Amendment and Restatement on Article 6. As of the Closing Date, the provisions of this Article 6 shall be deemed to amend and restate Article 6 of the Prior Credit Agreement; provided, that the obligations of, and the security interests and Liens granted by, the Borrower, LDM Canada or any Guarantor under the Prior Credit Agreement shall survive and be continuing in accordance with the terms hereof.

                                    ARTICLE 7

                BOOKS AND RECORDS: FINANCIAL INFORMATION: NOTICES

          7.1 Books and Records. The Borrower shall and shall cause each Subsidiary to maintain, at all times, correct and complete books, records and accounts in which complete, correct and timely entries are made of their respective transactions in accordance with GAAP applied consistently with the audited Financial Statements required to be delivered pursuant to Section 7.2(a). The Borrower shall and shall cause each Subsidiary to, by means of appropriate entries, reflect in such accounts and in all Financial Statements proper liabilities and reserves for all taxes and proper provision for depreciation and amortization of property and bad debts, all in accordance with GAAP. The Borrower shall and shall cause each Subsidiary to maintain at all times books and records pertaining to the Collateral, Pledged Collateral and Guarantor Collateral in such detail, form and scope as the Agent or any Lender shall reasonably require, including, but not limited to, records of (a) all payments received and all credits and extensions granted with respect to the Accounts; (b) the return, rejections, repossession, stoppage in transit, loss, damage, or destruction of any Inventory; and (c) all other dealings affecting the Collateral, Pledged Collateral and Guarantor Collateral.

         7.2 Financial Information. The Borrower shall promptly furnish to the Agent (and the Agent shall supply each Lender with a copy of) all such financial information as the Agent or any Lender shall reasonably request, and notify its auditors and accountants that the Agent, on behalf of the Lenders, is authorized to obtain such information directly from them. Without limiting the foregoing, the Borrower will furnish to the Agent, in sufficient copies for distribution by the Agent to each Lender, in such detail as the Agent or the Lenders shall request, the following:

                  (a) As soon as available, but in any event not later than ninety (90) days after the close of each Fiscal Year, consolidated audited and consolidating audited balance sheets, and statements of income and expense, cash flow and of stockholders' equity for the Borrower and its Subsidiaries for such Fiscal Year and separate unaudited consolidated financial statements (as described above) for Borrower and its Subsidiaries, for such Fiscal Year prepared by the Borrower's outside auditors, in each case, with the accompanying notes thereto, setting forth in each case in comparative form figures for the previous Fiscal Year, all in reasonable detail, fairly presenting the financial position and the results of operations of the Borrower and its consolidated Subsidiaries as at the date thereof and for the Fiscal Year then ended, and prepared in accordance with GAAP. Such statements shall be examined in accordance with generally accepted auditing standards by and, in the case of such statements performed on a consolidated basis, accompanied by a report thereon unqualified as to scope of independent certified public accountants selected by the Borrower and reasonably satisfactory to the Agent. The Borrower, simultaneously with retaining such independent public accountants to conduct such annual audit, shall send a letter to such accountants, with a copy to the Agent and the Lenders, notifying such accountants that one of the primary purposes for retaining such accountants' services and having audited financial statements prepared by them is for use by the Agent and the Lenders.

                  (b) As soon as available, but in any event not later than thirty (30) days after the end of each month, consolidated and consolidating unaudited balance sheets of the Borrower and its consolidated Subsidiaries (and of the Borrower and its Subsidiaries) as at the end of such month, and consolidated and consolidating unaudited statements of income and expense and cash flow for the Borrower and its consolidated Subsidiaries (and of the Borrower and its Subsidiaries) for such month and for the period from the beginning of the Fiscal Year to the end of such month, all in reasonable detail, fairly presenting the financial position and results of operations of the Borrower and its consolidated Subsidiaries (and of the Borrower and its Subsidiaries) as at the date thereof and for such periods, and prepared in accordance with GAAP applied consistently with the audited Financial Statements required to be delivered pursuant to Section 7.2(a). The Borrower shall certify by a certificate signed by its the chief financial officer or director of finance that all such statements have been prepared in accordance with GAAP and present fairly, subject to normal year-end adjustments, the Borrower's financial position as at the dates thereof and its results of operations for the periods then ended.

               (c) With each of the audited Financial Statements delivered pursuant to Section 7.2(a), a certificate of the independent certified public accountants that examined such statement to the effect that they have reviewed and are familiar with this Agreement and that, in examining such Financial Statements, they did not become aware of any fact or condition which then constituted a Default or Event of Default under Sections 9.23 through 9.26, inclusive, except for those, if any, described in reasonable detail in such certificate.

               (d) With each of the annual audited Financial Statements delivered pursuant to Section 7.2(a), and within forty-five (45) days after the end of each fiscal quarter, a Compliance Certificate executed by the chief financial officer or director of finance of the Borrower
         (i) setting forth in reasonable detail the calculations required to establish that the Borrower was in compliance with the covenants set forth in Sections 9.23 through 9.26, inclusive, during the period covered in such Financial Statements and as at the end thereof, and
         (ii) stating that, except as explained in reasonable detail in such certificate, (A) all of the representations and warranties of the Borrower contained in this Agreement and the other Loan Documents are correct and complete in all material respects as at the date of such certificate as if made at such time, (B) the Borrower is, at the date of such certificate, in compliance in all material respects with all of their respective covenants and agreements in this Agreement and the other Loan Documents, (C) no Default or Event of Default then exists or existed during the period covered by such Financial Statements, (D) describing and analyzing in reasonable detail all material trends, changes, and developments in each and all Financial Statements; and (E) explaining the variances of the figures in the corresponding budgets and prior Fiscal Year financial statements. If such certificate discloses that a representation or warranty is not correct or complete, or that a covenant has not been complied with, or that a Default or Event of Default existed or exists, such certificate shall set forth what action the Borrower has taken or proposes to take with respect thereto.

               (e) No sooner than sixty (60) days and not less than thirty (30) days prior to the beginning of each Fiscal Year, annual forecasts (to include forecasted consolidated and consolidating balance sheets, statements of income and expenses and statements of cash flow) for the Borrower and its Subsidiaries as at the end of and for each month of such Fiscal Year.

               (f) Promptly after filing with the PBGC and the IRS or any other Governmental Authority, a copy of each annual report or other filing filed with respect to each Plan of the Borrower or any Subsidiary.

               (g) Promptly upon the filing thereof, copies of all reports, if any, to or other documents filed by the Borrower or any of its Subsidiaries with the Securities and Exchange Commission under the Exchange Act, and all reports, notices, or statements sent or received by the Borrower or any of its Subsidiaries to or from the holders of any equity interests of the Borrower (other than routine non-material correspondence sent by shareholders of the Borrower to the Borrower) or any such Subsidiary or of any Debt for borrowed money of the Borrower or any of its Subsidiaries registered under the Securities Act of 1933 or to or from the trustee under any indenture under which the same is issued.

                  (h) As soon as available, but in any event not later than fifteen (15) days after the Borrower's receipt thereof, a copy of all management reports and management letters prepared for the Borrower by Ernst & Young LLP or any other independent certified public accountants of the Borrower.

                  (i) Promptly after their preparation, copies of any and all proxy statements, financial statements, and reports which the Borrower makes available to its stockholders.

                  (j) Promptly after filing with the IRS or Revenue Canada, a copy of each tax return filed by the Borrower or by any of its Subsidiaries.

                  (k) Such additional information as the Agent and/or any Lender may from time to time reasonably request regarding the financial and business affairs of the Borrower or any Subsidiary.

         7.3 Notices to the Lenders. The Borrower shall notify the Agent, in writing of the following matters at the following times:

                  (a) Immediately after becoming aware of any Default or Event of Default.

                  (b) Immediately after becoming aware of the assertion by the holder of any capital stock of the Borrower or Subsidiary thereof or of any Debt in an outstanding principal amount in excess of $1,000,000 that a default exists with respect thereto or that the Borrower is not in compliance with the terms thereof, or the threat or commencement by such holder of any enforcement action because of such asserted default or non-compliance.

                  (c) Immediately after becoming aware of any material adverse change in the Borrower's or any Subsidiary's property, business, operations, or condition (financial or otherwise).

                  (d) Immediately after becoming aware of any pending or threatened action, suit, proceeding, or counterclaim by any Person, or any pending or threatened investigation by a Governmental Authority, which action, suit, proceeding, counterclaim or investigation seeks damages in excess of $1,000,000 (which amount shall not be fully covered by insurance), or which may otherwise materially and adversely affect the Collateral, Pledged Collateral or Guarantor Collateral, the repayment of the Obligations, the Agent's or any Lender's rights under the Loan Documents, or the Borrower's or any Subsidiary's property, business, operations, or condition (financial or otherwise).

                  (e) Immediately after becoming aware of any pending or threatened strike, work stoppage, unfair labor practice claim, or other labor dispute affecting the Borrower or any of its Subsidiaries in a manner which could reasonably be expected to have a Material Adverse Effect.

                  (f) Immediately after becoming aware of any violation of any law, statute, regulation, or ordinance of a Governmental Authority affecting the Borrower which could reasonably be expected to have a Material Adverse Effect.

                  (g) Immediately after receipt of any notice of any violation by the Borrower or any of its Subsidiaries of any Environmental Law which could reasonably be expected to have a Material Adverse Affect or that any Governmental Authority has asserted that the Borrower or any Subsidiary thereof is not in compliance with any Environmental Law.

                  (h) Immediately after receipt of any written notice that the Borrower or any of its Subsidiaries is or may be liable to any Person as a result of the Release or threatened Release of any Contaminant or that the Borrower or any Subsidiary is subject to investigation by any Governmental Authority evaluating whether any remedial action is needed to respond to the Release or threatened Release of any Contaminant which, in either case, is reasonably likely to give rise to liability in excess of $1,000,000

                  (i) Immediately after receipt of any written notice of the imposition of any Environmental Lien against any property of the Borrower or any of its Subsidiaries.

                  (j) Any change in the Borrower's or LDM Canada's name, state or province of incorporation, or form of organization, trade names or styles under which the Borrower or LDM Canada will sell Inventory or create Accounts, or to which instruments in payment of Accounts may be made payable, in each case at least thirty (30) days prior thereto.

                  (k) Within ten (10) Business Days after the Borrower, any Subsidiary or any ERISA Affiliate knows or has reason to know, that an ERISA Event or a prohibited transaction (as defined in Sections 406 of ERISA and 4975 of the Code) has occurred, and, when known, any action taken or threatened by the IRS, the DOL, the PBGC or any other Governmental Authority with respect thereto.

                  (l) Upon request, or, in the event that such filing reflects a significant change with respect to the matters covered thereby, within three (3) Business Days after the filing thereof with the PBGC, the DOL, the IRS, the Pension Commission of Ontario or any other applicable Governmental Authority, as applicable, copies of the following: (i) each annual report (form 5500 series), including Schedule B thereto, filed with the PBGC, the DOL or the IRS with respect to each Plan and, in the case of any Plan governed by PBA, each report, valuation, request for amendment, whole or partial withdrawal or termination or other variation, (ii) a copy of each funding waiver request filed with the PBGC, the DOL, the IRS, the Pension Commission of Ontario or any other applicable Governmental Authority with respect to any Plan and all communications received by the Borrower or any ERISA Affiliate from the PBGC, the DOL, the IRS, the Pension Commission of Ontario or other applicable Governmental Authority with respect to such request, and (iii) a copy of each other filing or notice filed with the PBGC, the DOL, the IRS, the Pension Commission of Ontario or other applicable Governmental Authority, with respect to each Plan of the Borrower, any Subsidiary or any ERISA Affiliate.

                  (m) Upon request, copies of each actuarial report for any Plan or Multi-employer Plan and annual report for any Multi-employer Plan; and within ten (10) days after receipt thereof by the Borrower, or any Subsidiary or any ERISA Affiliate, copies of the following: (i) any notices of the PBGC's, the Pension Commission of Ontario's or other applicable Government Authority's intention to terminate a Plan or to have a trustee appointed to administer such Plan; (ii) any favorable or unfavorable determination letter from the IRS, the Pension Commission of Ontario or other applicable Governmental Authority regarding the qualification of a Plan under Section 401(a) of the Code, the PBA or other applicable laws; or (iii) any notice from a Multi-employer Plan regarding the imposition of withdrawal liability.

                  (n) Within ten (10) days upon the occurrence thereof: (i) any changes in the benefits of any existing Plan which increase the Borrower's or any Subsidiary's annual costs with respect thereto by an amount in excess of $1,000,000, or the establishment of any new Plan or the commencement of contributions to any Plan to which the Borrower, any Subsidiary or any ERISA Affiliate was not previously contributing; or (ii) any failure by the Borrower, any Subsidiary or any ERISA Affiliate to make a required installment or any other required payment under Section 412 of the Code, the PBA or other applicable laws on or before the due date for such installment or payment.

                  (o) Within ten (10) days after the Borrower, any Subsidiary or any ERISA Affiliate knows or has reason to know that any of the following events has or will occur: (i) a Multi-employer Plan has been or will be terminated; (ii) the administrator or plan sponsor of a Multi-employer Plan intends to terminate a Multi-employer Plan; or
         (iii) the PBGC has instituted or will institute proceedings under
         Section 4042 of ERISA to terminate a Multi-employer Plan; or (iv) a Reportable Event or Termination Event in respect of any Plan.

 Each notice given under this Section shall describe the subject matter thereof in reasonable detail, and shall set forth the action that the Borrower, any Subsidiary, or any ERISA Affiliate, as applicable, has taken or proposes to take with respect thereto.

                                    ARTICLE 8

                     GENERAL WARRANTIES AND REPRESENTATIONS

         The Borrower warrants and represents to the Agent and the Lenders that except as hereafter disclosed to and accepted by the Agent and the Majority Lenders in writing:

         8.1 Authorization, Validity, and Enforceability of this Agreement and the Loan Documents. Each of the Borrower and each Guarantor has the power and authority to execute, deliver and perform this Agreement and the other Loan Documents to which each is a party, as applicable. The Borrower has the power and authority to incur the Obligations, and to grant to the Agent Liens upon and security interests in the Collateral and the Pledged Collateral. Each Guarantor has the power and authority to grant to the Agent liens upon and security interests in the Guarantor Collateral. Each of the Borrower and each Guarantor has taken all necessary action (including, without limitation, obtaining approval of its stockholders if necessary) to authorize its execution, delivery, and performance of this Agreement and the other Loan Documents to which each is a party, as applicable. No consent, approval, or authorization of, or declaration or filing with, any Governmental Authority, and no consent of any other Person, is required in connection with the Borrower's execution, delivery and performance of this Agreement and Borrower's or any Guarantor's execution, delivery and performance of the other Loan Documents, except for those already duly obtained. This Agreement and the other Loan Documents have been duly executed and delivered by the Borrower and each Guarantor, as applicable, and constitute the legal, valid and binding obligation of the Borrower and such Guarantor, as applicable, enforceable against it in accordance with their respective terms without defense, setoff or counterclaim. Neither the Borrower's nor any Guarantor's execution, delivery, and performance of the Loan Documents to which it is a Party do or will conflict with, or constitute a violation or breach of, or constitute a default under, or result in the creation or imposition of any Lien upon the property of the Borrower or any of its Subsidiaries by reason of the terms of (a) any contract, mortgage, Lien, lease, agreement, indenture, or instrument to which the Borrower or any of its Subsidiaries is a party or which is binding upon it or therein,
(b) any Requirement of Law applicable to the Borrower or any of its Subsidiaries, or (c) the certificate or articles of incorporation or by-laws, partnership agreement, or limited liability company agreement of the Borrower or any of its Subsidiaries.

          8.2 Validity and Priority of Security Interest. The provisions of this Agreement and the other Loan Documents create legal and valid Liens on all the Collateral, Pledged Collateral and Guarantor Collateral, in favor of the Agent, for the ratable benefit of the Lenders, and such Liens constitute perfected and continuing Liens on all the Collateral, Pledged Collateral and Guarantor Collateral, having priority over all other Liens (other than Permitted Liens) on the Collateral, Pledged Collateral and Guarantor Collateral, securing all the Obligations, and enforceable against the Borrower, each Guarantor and all third parties.

          8.3 Organization and Qualification. The Borrower and each Guarantor
(a) is duly organized and validly existing in good standing under the laws of the jurisdiction of its organization, (b) is qualified to do business as a foreign entity and is in good standing in the jurisdictions set forth on
Schedule 8.3 which are the only jurisdictions in which qualification is necessary in order for it to own or lease its property and conduct its business and (c) has all requisite power and authority to conduct its business and to own its property.

          8.4 Corporate Name; Prior Transactions. Neither the Borrower nor any Guarantor has, during the past five (5) years, been known by or used any other corporate or fictitious name, or been a party to any merger or consolidation, or acquired all or substantially all of the assets of any Person, or acquired any of its property outside of the ordinary course of business, except as set forth on Schedule 8.4.

          8.5 Subsidiaries and Affiliates. Schedule 8.5 is a correct and complete list of the name and relationship to the Borrower of each and all of the Borrower's Subsidiaries and other

 Affiliates. Each Subsidiary is (a) duly incorporated and organized and validly existing in good standing under the laws of its jurisdiction of incorporation set forth on Schedule 8.5, and (b) qualified to do business as a foreign corporation and in good standing in each jurisdiction in which the failure to so qualify or be in good standing could reasonably be expected to have a material adverse effect on any such Subsidiary's business, operations, prospects, property, or condition (financial or otherwise) and (c) has all requisite power and authority to conduct its business and own its property.

         8.6 Financial Statements and Projections. (a) The Borrower has delivered to the Agent and the Lenders the audited balance sheet and related statements of income, retained earnings, changes in financial position, and changes in stockholders equity for the Borrower and its consolidated Subsidiaries for the Fiscal Year ended as of September 26, 1999 and September 24, 2000, accompanied by the report thereon of the Borrower's independent certified public accountants, Ernst & Young LLP. All such financial statements have been prepared in accordance with GAAP and present accurately and fairly the financial position of the Borrower and its consolidated Subsidiaries as at the dates thereof and their results of operations for the periods then ended.

                 (b) The Latest Projections when submitted to the Lenders as required herein represent the Borrower's best estimate of the future financial performance of the Borrower and its consolidated Subsidiaries for the periods set forth therein. The Latest Projections have been prepared on the basis of the assumptions set forth therein, which the Borrower believes are fair and reasonable in light of current and reasonably foreseeable business conditions at the time submitted to the Lender.

          8.7 Capitalization. The Borrower's authorized capital stock consists of 100,000 shares of common stock, par value $.10 per share, of which 600 shares are validly issued and outstanding, fully paid and non-assessable. LDM Canada's authorized capital stock consists of 100,000 shares of common stock, no par value per share, of which 10,001 shares were validly, issued and outstanding fully paid and non-assessable.

          8.8 Solvency. Each of the Borrower and LDM Canada is Solvent prior to and after giving effect to the making of the Revolving Loans to be made on the Closing Date and the issuance of the Letters of Credit to be issued on the Closing Date, and shall remain Solvent during the term of this Agreement.

          8.9 Debt. After giving effect to the making of the Revolving Loans to be made on the Closing Date, the Borrower and its Subsidiaries have no Debt, except (a) the Obligations, (b) the Term Loan Agreement Obligations, (c) the Senior Subordinated Notes, (d) Debt described on Schedule 8.9, (e) the Intercompany Loan, and (f) trade payables and other contractual obligations arising in the ordinary course of business.

          8.10 Distributions. Since September 25,2000, no Distribution has been declared, paid, or made upon or in respect of any capital stock or other securities of the Borrower or any of its Subsidiaries.





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

         8.11 Title to Property. Each of the Borrower and LDM Canada has good and marketable title in fee simple to its real property listed in Schedule 8.12 hereto, and each of LDM Canada and the Borrower has good, indefeasible, and merchantable title to all of its other property (including, without limitation, the assets reflected on the Financial Statements delivered to the Agent and the Lenders pursuant to Section 8.6(a), except as disposed of in the ordinary course of business since the date thereof), free of all Liens except Permitted Liens.

         8.12 Real Estate; Leases. Schedule 8.12 sets forth a correct and complete list of all Real Estate owned by the Borrower or any of its Subsidiaries, all leases and subleases of real or personal property by the Borrower or its Subsidiaries as lessee or sublessee (other than leases of personal property as to which the Borrower is lessee or sublessee for which the value of such personal property is less than $500,000 individually or $1,500,000 in the aggregate), and all leases and subleases of real or personal property by the Borrower or its Subsidiaries as lessor, lessee, sublessor or sublessee. Each of such leases and subleases is valid and enforceable in accordance with its terms and is in full force and effect, and no default by any party to any such lease or sublease exists.

         8.13 Proprietary Rights Collateral. Schedule 8.13 sets forth a correct and complete list of all of the Proprietary Rights constituting patents, trademarks, copyrights and license agreements, if any, relating thereto, of the Borrower and its Subsidiaries. None of the Collateral or Guarantor Collateral consisting of Proprietary Rights is subject to any licensing agreement or similar arrangement. To the best of the Borrower's knowledge, none of the Collateral or Guarantor Collateral consisting of Proprietary Rights infringes on or conflicts with any other Person's property, and no other Person's property infringes on or conflicts with the Collateral or Guarantor Collateral consisting of Proprietary Rights. The Collateral and Guarantor Collateral consisting of Proprietary Rights as described on Schedule 8.13 constitute all of the property of such type necessary to the current and anticipated future conduct of the Borrower's and its Subsidiary's business.

          8.14 Trade Names and Terms of Sale. All trade names or styles under which the Borrower or any of its Subsidiaries will sell Inventory or create Accounts, or to which instruments in payment of Accounts may be made payable, are listed on Schedule 8.14.

          8.15 Litigation. Except as set forth on Schedule 8.15, there is no pending or (to the best of the Borrower's knowledge) threatened, action, suit, proceeding, or counterclaim by any Person, or investigation by any Governmental Authority, or any basis for any of the foregoing, which could reasonably be expected to cause a Material Adverse Effect.

          8.16 Restrictive Agreements. Neither the Borrower nor any of its Subsidiaries is a party to any contract or agreement, or subject to any charter or other corporate restriction, which affects its ability to execute, deliver, and perform the Loan Documents and repay the Obligations or which materially and adversely affects or, insofar as the Borrower can reasonably foresee, could materially and adversely affect, the property, business, operations, or condition (financial or otherwise) of the Borrower or such Subsidiary, or would in any respect cause a Material Adverse Effect.



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

         8.17 Labor Disputes. Except as set forth on Schedule 8.17 hereto: there is (a) no collective bargaining agreement or other labor contract covering employees of the Borrower or any of its Subsidiaries, (b) no such collective bargaining agreement or other labor contract is scheduled to expire during the term of this Agreement, (c) no union or other labor organization is seeking to organize, or to be recognized as, a collective bargaining unit of employees of the Borrower or any of its Subsidiaries or for any similar purpose, and (d) no pending or (to the best of the Borrower's knowledge) threatened, strike, work stoppage, material unfair labor practice claim, or other material labor dispute against or affecting the Borrower or its Subsidiaries or their employees.

         8.18 Environmental Laws. Except as set forth on Schedule 8.18 hereto:
(a) The Borrower and its Subsidiaries have complied in all material respects with all Environmental Laws applicable to its Premises and business, and neither the Borrower nor any Subsidiary nor any of its present Premises or operations, nor its past property or operations, nor any property now or previously in its charge, management or control is subject to any enforcement order from or liability agreement with any Governmental Authority or private Person respecting
(i) compliance with any Environmental Law or (ii) any potential liabilities and costs or remedial action arising from the Release or threatened Release of a Contaminant;

                  (b) The Borrower and its Subsidiaries have obtained all permits necessary for their current operations under Environmental Laws, and all such permits are in good standing and the Borrower and its Subsidiaries are in material compliance with all terms and conditions of such permits;

                  (c) Neither the Borrower nor any of its Subsidiaries, nor, to the best of the Borrower's knowledge, any of its predecessors in interest, has stored, treated or disposed of any hazardous waste on any Premises, as defined pursuant to 40 CFR Part 261 or any equivalent Environmental Law or any property now or previously in its charge, management or control other than in compliance with applicable Environmental Laws;

                  (d) Neither the Borrower nor any of its Subsidiaries has received any summons, complaint, order or similar written notice that it is not currently in compliance with, or that any Governmental Authority is investigating its compliance with, any Environmental Laws or that it is or may be liable to any other Person as a result of a Release or threatened Release of a Contaminant;

                  (e) None of the present or past operations or any property now or previously in its charge, management or control of the Borrower and its Subsidiaries is the subject of any investigation by any Governmental Authority evaluating whether any remedial action is needed to respond to a Release or threatened Release of a Contaminant;

                  (f) There is not now, nor to the best of the Borrower's knowledge has there ever been on or in the Premises:

                      (1) any underground storage tanks or surface impoundments,

                      (2) any asbestos containing material, or



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

                       (3) any polychlorinated biphenyls (PCB's) used in hydraulic oils, electrical transformers or other equipment other than in compliance with applicable Environmental Laws;

                  (g) Neither the Borrower nor any of its Subsidiaries has filed any notice under any requirement of Environmental Law reporting a spill or accidental and unpermitted release or discharge of a Contaminant into the environment which has not been remediated;

                  (h) Neither the Borrower nor any of its Subsidiaries has entered into any negotiations or settlement agreements with any Person (including, without limitation, the prior owner of its property and any Governmental Authority) imposing material obligations or liabilities on the Borrower or any of its Subsidiaries with respect to any remedial action in response to the Release of a Contaminant or environmentally related claim;

                  (i) None of the products manufactured, distributed or sold by the Borrower or any of its Subsidiaries contain asbestos containing material; and

                  (j) No Environmental Lien has attached to any Premises or Property of the Borrower or any of its Subsidiaries.

          8.19 No Violation of Law. Neither the Borrower nor any of its Subsidiaries is in violation of any law, statute, regulation, ordinance, judgment, order, or decree applicable to it which violation could reasonably be expected to have a Material Adverse Effect.

          8.20 No Default. After giving effect to the initial Borrowing, neither the Borrower nor any of its Subsidiaries is in default with respect to any note, indenture, loan agreement, mortgage, lease, deed, or other agreement to which the Borrower or such Subsidiary is a party or by which it is bound, which default could reasonably be expected to have a Material Adverse Effect.

          8.21 ERISA Compliance. (a) Each Plan is in compliance in all material respects with the applicable provisions of ERISA, the Code, the PBA and other federal, provincial or state law. Each Plan which is intended to qualify under
 Section 401(a) of the Code has received a favorable determination letter from the IRS and to the best knowledge of the Borrower, nothing has occurred which would cause the loss of such qualification. The Borrower and each ERISA Affiliate has made all required contributions to any Plan when due, and no application for a funding waiver or an extension of any amortization period has been made with respect to any Plan.

                  (b) There are no pending or, to the best knowledge of Borrower, threatened claims, actions or lawsuits, or action by any Governmental Authority, with respect to any Plan which has resulted or could reasonably be expected to result in a Material Adverse Effect. There has been no prohibited transaction or violation of the fiduciary responsibility rules with respect to any Plan which has resulted or could reasonably be expected to result in a Material Adverse Effect.

                  (c) (i) No ERISA Event has occurred or is reasonably expected to occur; (ii) no Pension Plan has any Unfunded Pension Liability; (iii) neither the Borrower nor any ERISA

Affiliate has incurred, or reasonably expects to incur, any liability under Title IV of ERISA with respect to any Pension Plan (other than premiums due and not delinquent under Section 4007 of ERISA); (iv) neither the Borrower nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability (and no event has occurred which, with the giving of notice under Section 4219 of ERISA, would result in such liability) under Section 4201 or 4243 of ERISA with respect to a Multi-employer Plan; (v) neither the Borrower nor any ERISA Affiliate has engaged in a transaction that could be subject to Section 4069 or 4212(c) of ERISA, and (vi) no Lien has arisen, choate or inchoate, in respect of the Borrower or any Subsidiary or its or their Property in connection with any Plan (save for contribution amounts not yet due).

          8.22 Taxes. The Borrower and its Subsidiaries have filed all federal, provincial, state and other tax returns and reports required to be filed, and have paid all federal, provincial, state and other taxes, assessments, fees and other governmental charges levied or imposed upon them or their properties, income or assets otherwise due and not delinquent.

          8.23 Regulated Entities. None of the Borrower, any Person controlling the Borrower, or any Subsidiary, is an "Investment Company" within the meaning of the Investment Company Act of 1940. The Borrower is not subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, the Interstate Commerce Act, any state public utilities code, or any other Federal or state statute or regulation limiting its ability to incur Indebtedness.

          8.24 Use of Proceeds; Margin Regulations. The proceeds of the Loans are to be used solely for working capital purposes of the Borrower, for acquisitions by the Borrower permitted hereunder and loans to LDM Canada in accordance with the terms and conditions of this Agreement. Neither the Borrower nor any Subsidiary is engaged in the business of purchasing or selling Margin Stock or extending credit for the purpose of purchasing or carrying Margin Stock.

          8.25 Copyrights,, Patents, Trademarks and Licenses, etc. Except as described on Schedule 8.25 hereto, each of the Borrower and each Guarantor owns or is licensed or otherwise has the right to use all of the patents, trademarks, service marks, trade names, copyrights, contractual franchises, authorizations and other rights that are reasonably necessary for the operation of its businesses, without conflict with the rights of any other Person. To the best knowledge of the Borrower, no slogan or other advertising device, product, process, method, substance, part or other material now employed, or now contemplated to be employed, by the Borrower or any Subsidiary infringes upon any rights held by any other Person. No claim or litigation regarding any of the foregoing is pending or threatened, and no patent, invention, device, application, principle or any statute, law, rule, regulation, standard or code is pending or, to the knowledge of the Borrower, proposed, which, in either case, could reasonably be expected to have a Material Adverse Effect.

          8.26 No Material Adverse Change. No Material Adverse Effect has occurred since September 25,2000, with respect to the Borrower and LDM Canada on a consolidated basis.

          8.27 Full Disclosure. None of the representations or warranties made by the Borrower or any Subsidiary in the Loan Documents as of the date such representations and warranties are made or deemed made, and none of the statements contained in any exhibit, report, statement or



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certificate furnished by or on behalf of the Borrower or any Subsidiary in connection with the Loan Documents (including the offering and disclosure materials delivered by or on behalf of the Borrower to the Lenders prior to the Closing Date), contains any untrue statement of a material fact or omits any material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they are made, not misleading as of the time when made or delivered.

         8.28 Material Agreements. Schedule 8.28 hereto sets forth all material agreements and contracts outside the ordinary course of business to which the Borrower or any of its Subsidiaries is a party or is bound as of the date hereof.

         8.29 Bank Accounts. Schedule 8.29 contains a complete and accurate list of all bank accounts maintained by the Borrower and its Subsidiaries with any bank or other financial institution.

         8.30 Governmental Authorization. No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority is necessary or required in connection with the execution, delivery or performance by, or enforcement against, the Borrower or any of its Subsidiaries of the Agreement or any other Loan Document.

         8.31 Indenture. No default or event of default has occurred and is continuing under the Indenture and neither the Borrower or any of its Subsidiaries has any obligation to redeem, prepay or defease any of the Senior Subordinated Notes issued under the Indentures.

         8.32 Subordination Provisions. The subordination provisions contained in the Senior Subordinated Notes, the Indenture and other instruments entered into or issued in respect of the Senior Subordinated Notes are enforceable against the issuer of the respective security and the holders thereof, and the Loans and all other Obligations are within the definitions of "Senior Indebtedness" included in such provisions.

         8.33 Bidding Status. Neither the Borrower nor any of its Subsidiaries has received a notice, which notice has not been withdrawn within 180 days after receipt by the Borrower or such Subsidiary, from any of General Motors Corporation, Ford Motor Company or Chrysler Corporation informing the Borrower or such Subsidiary that any of them are ineligible to submit bids.

                                    ARTICLE 9

                       AFFIRMATIVE AND NEGATIVE COVENANTS

             The Borrower covenants to the Agent and each Lender that, so long as any of the Obligations remain outstanding or this Agreement is in effect:

         9.1 Taxes and Other Obligations. The Borrower shall, and shall cause each of its Subsidiaries to, (a) file when due all tax returns and other reports which it is required to file; (b) pay, or provide for the payment, when due, of all taxes, fees, assessments and other governmental charges against it or upon its property, income and franchises, make all required withholding and other tax deposits, and establish adequate reserves for the payment of all such




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
items, and provide to the Agent and the Lenders, upon request, satisfactory evidence of its timely compliance with the foregoing; and (c) pay when due all Debt owed by it and all claims of materialmen, mechanics, carriers, warehousemen, landlords and other like Persons, and all other indebtedness owed by it and perform and discharge in a timely manner all other obligations undertaken by it; provided, however, so long as the Borrower has notified the Agent in writing, neither the Borrower nor any of its Subsidiaries need pay any tax, fee, assessment, or governmental charge, that (i) it is contesting in good faith by appropriate proceedings diligently pursued, (ii) the Borrower or its Subsidiary, as the case may be, has established proper reserves for as provided in GAAP, and (iii) no Lien (other than a Permitted Lien) results from such non-payment. Without limiting the generality of the foregoing, the Borrower shall annually and more frequently when requested by the Agent, provide to the Agent or cause LDM Canada to provide to the Agent (i) a detailed accounting of all amounts paid (upon collection of LDM Canada's accounts or otherwise) by LDM Canada to the Borrower, whether or not applied to the Obligations outstanding and whether by way of loans, loan repayments, dividends or otherwise, together with a calculation of all withholding and other taxes payable in respect thereof and (ii) evidence satisfactory to the Agent of the remittance when due to the applicable Governmental Authorities of all withholding and other taxes payable in respect thereof.

          9.2 Corporate Existence; Good Standing. The Borrower shall, and shall cause each of its Subsidiaries to, maintain its corporate existence and its qualification and good standing in all jurisdictions in which the failure to maintain such qualification or good standing could reasonably be expected to have a material adverse effect on the Borrower's or such Subsidiary's property, business, operations, prospects, or condition (financial or otherwise).

          9.3 Compliance with Law and Agreements; Maintenance of Licenses. The Borrower shall comply, and shall cause each Subsidiary to comply, in all material respects with all Requirements of Law of any Governmental Authority having jurisdiction over it or its business (including the Federal Fair Labor Standards Act). The Borrower shall, and shall cause each of its Subsidiaries to, obtain and maintain all licenses, permits, franchises, and governmental authorizations necessary to own its property and to conduct its business as conducted on the Closing Date.

          9.4 Maintenance of Property. The Borrower shall, and shall cause each of its Subsidiaries to, maintain all of their respective property necessary and useful in the conduct of their respective businesses, in good operating condition and repair, ordinary wear and tear excepted.

          9.5 Insurance. (a) The Borrower shall maintain, and shall cause each of its Subsidiaries to maintain, with financially sound and reputable insurers having a rating of at least (A-) VII or better by Best Rating Guide, insurance against loss or damage by fire with extended coverage; theft, burglary, pilferage and loss in transit; public liability and third party property damage; larceny, embezzlement or other criminal liability; business interruption; public liability and third party property damage; and such other hazards or of such other types as is customary for Persons engaged in the same or similar business, as the Agent, in its discretion, or acting at the direction of the Majority Lenders, shall specify, in amounts, and under policies acceptable to the Agent and the Majority Lenders. Without limiting the foregoing, the Borrower shall also maintain, and shall cause each of its Subsidiaries to maintain, flood insurance, in the event of a designation of the area in which any Real Estate is located as "flood prone" or a "flood risk area," as defined by the Flood Disaster Protection Act of 1973, in an amount to be reasonably determined by the Agent, and shall comply with the additional requirements of the National Flood Insurance Program as set forth in said Act.

                  (b) The Borrower shall cause the Agent, for the ratable benefit of the Lenders, to be named in each such policy (other than those policies pertaining to Como, DBM and LDM Germany) as secured party or mortgagee and loss payee or additional insured, in a manner acceptable to the Agent. Each policy of insurance shall contain a clause or endorsement requiring the insurer to give not less than thirty (30) days' prior written notice to the Agent in the event of cancellation of the policy for any reason whatsoever and a clause or endorsement stating that the interest of the Agent shall not be impaired or invalidated by any act or neglect of the Borrower or any of its Subsidiaries or the owner of any premises for purposes more hazardous than are permitted by such policy. All premiums for such insurance shall be paid by the Borrower when due, and certificates of insurance and, if requested by the Agent or any Lender, photocopies of the policies, shall be delivered to the Agent, in each case in sufficient quantity for distribution by the Agent to each of the Lenders. If the Borrower fails to procure such insurance or to pay the premiums therefor when due, the Agent may, and at the direction of the Majority Lenders shall, do so from the proceeds of Revolving Loans.

                  (c) The Borrower shall promptly notify the Agent and the Lenders of any loss, damage, or destruction to the Collateral or Guarantor Collateral arising from its use, whether or not covered by insurance. Upon the occurrence and during the continuance of an Event of Default, the Agent is authorized to collect all insurance proceeds (other than those pertaining to Como, DBM, LDM Germany and key-man life insurance) directly, and to apply or remit them as follows:

                           (i) With respect to insurance proceeds relating to property other than Collateral or Guarantor Collateral, after deducting from such proceeds the reasonable expenses, if any, incurred by the Agent in the collection or handling thereof, the Agent shall apply such proceeds, ratably, to the reduction of the Obligations in the order provided for in Section 4.8.

                           (ii) With respect to insurance proceeds relating to Collateral or Guarantor Collateral other than Fixed Assets, after deducting from such proceeds the reasonable expenses, if any, incurred by the Agent in the collection or handling thereof, the Agent shall apply such proceeds, ratably, to the reduction of the Obligations in the order provided for in Section 4.8.

                           (iii) With respect to insurance proceeds relating to Collateral or Guarantor Collateral consisting of Fixed Assets, after deducting from such proceeds the reasonable expenses, if any, incurred by the Agent in the collection or handling thereof, the Majority Lenders may permit or require the Borrower or LDM Canada, as the case may be, to use such money, or any part thereof, to replace, repair, restore or rebuild the relevant Fixed Assets in a diligent and expeditious manner with materials and workmanship of substantially the same quality as existed before the loss, damage or destruction.





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

         9.6 Condemnation. (a) The Borrower shall, immediately upon learning of the institution of any proceeding for the condemnation or other taking of any of its property or the property of any of its Subsidiaries, notify the Agent of the pendency of such proceeding, and agrees that the Agent may participate in any such proceeding, and the Borrower from time to time will deliver to the Agent all instruments reasonably requested by the Agent to permit such participation.

                  (b) Upon the occurrence and during the continuance of an Event of Default, the Agent is authorized to collect the proceeds of any condemnation claim or award directly, and to apply or remit them as follows:

                           (i) With respect to condemnation proceeds relating to property other than Collateral or Guarantor Collateral, after deducting from such proceeds the reasonable expenses, if any, incurred by the Agent in the collection or handling thereof, the Agent shall apply such proceeds, ratably, to the reduction of the Obligations in the order provided for in Section 4.8.

                           (ii) With respect to condemnation proceeds relating to Collateral or Guarantor Collateral other than Fixed Assets, after deducting from such proceeds the reasonable expenses, if any, incurred by the Agent in the collection or handling thereof, the Agent shall apply such proceeds, ratably, to the reduction of the Obligations in the order provided for in Section 4.8.

                           (iii) With respect to condemnation proceeds relating to Collateral or Guarantor Collateral consisting of Fixed Assets, after deducting from such proceeds the reasonable expenses, if any, incurred by the Agent in the collection or handling thereof, the Majority Lenders may permit or require the Borrower or LDM Canada, as the case may be, to use such money, or any part thereof, to replace, repair, restore or rebuild the relevant Fixed Assets in a diligent and expeditious manner with materials and workmanship of substantially the same quality as existed before the condemnation.

          9.7 Environmental Laws. (a) The Borrower shall, and shall cause each of its Subsidiaries to, conduct its business in compliance with all Environmental Laws applicable to it, including, without limitation, those relating to the generation, handling, use, storage, and disposal of any Contaminant. The Borrower shall, and shall cause each of its Subsidiaries to, take prompt and appropriate action to respond to any non-compliance with Environmental Laws and shall regularly report to the Agent on such response.

                  (b) Without limiting the generality of the foregoing, the Borrower shall submit to the Agent and the Lenders annually, commencing on the first Anniversary Date, and on each Anniversary Date thereafter, an update of the status of each environmental compliance or liability issue. The Agent or any Lender may request copies of technical reports prepared by the Borrower or LDM Canada and its communications with any Governmental Authority to determine whether the Borrower or any of its Subsidiaries is proceeding reasonably to correct, cure or contest in good faith any alleged non-compliance or environmental liability. The Borrower shall, at the Agent's or the Majority Lenders' request and at the Borrower's expense, (a) retain an independent environmental engineer acceptable to the Agent to evaluate the site, including tests if appropriate, where the non-compliance or alleged non-compliance with Environmental Laws has occurred and prepare and deliver to the Agent, in sufficient quantity for distribution by the Agent to the Lenders, a report setting forth the results of such evaluation, a proposed plan for responding to any environmental problems described therein, and an estimate of the costs thereof, and (b) provide to the Agent and the Lenders a supplemental report of such engineer whenever the scope of the environmental problems, or the response thereto or the estimated costs thereof, shall change in any material respect.

         9.8 Compliance with ERISA. The Borrower shall, and shall cause each of its Subsidiaries and ERISA Affiliates to: (a) maintain each Plan in compliance in all material respects with the applicable provisions of ERISA, the Code, the PBA and other federal, provincial or state law; (b) cause each Plan which is qualified under Section 401(a) of the Code to maintain such qualification; (c) make all required contributions to any Plan subject to Section 412 of the Code;
 (d) not engage in a prohibited transaction or violation of the fiduciary responsibility rules with respect to any Plan; and (e) not engage in a transaction that could be subject to Section 4069 or 4212(c) of ERISA; and (f) not permit any Lien, choate or inchoate, to arise or exist in connection with any Plan (save for contribution amounts not yet due).

          9.9 Mergers, Consolidations or Sales. Neither the Borrower nor any of its Subsidiaries shall enter into any transaction of merger, reorganization, or consolidation, or transfer, sell, assign, lease, or otherwise dispose of all or any part of its property, or wind up, liquidate or dissolve, or agree to do any of the foregoing, except (i) sales of Inventory in the ordinary course of its business, (ii) sales of assets in an aggregate amount not to exceed $500,000 in any Fiscal Year, and (iii) sales or other dispositions of Equipment in the ordinary course of business that are obsolete or no longer useable by Borrower or LDM Canada, as the case may be, in its business as permitted by Section 6.11.

          9.10 Distributions; Capital Change; Restricted Investments. Neither the Borrower nor any of its Subsidiaries shall (i) directly or indirectly declare or make, or incur any liability to make, any Distribution, except (x) Distributions to the Borrower by its Subsidiaries (y) Distributions by Borrower at such times and in such amounts as are necessary to pay the federal income taxes of the Borrower's stockholders attributable to their ownership of the Borrower's common stock and the Borrower's status as a subchapter "S" corporation under the Code at any time after such subchapter "S" Status is obtained, and (z) Distributions relating to the repurchase of the capital stock of the Borrower with proceeds from key-man life insurance policies under which the Borrower is the beneficiary, (ii) make any change in its capital structure which could have a Material Adverse Effect or (iii) make any Restricted Investment.

          9.11 Transactions Affecting Collateral or Obligations. Neither the Borrower nor any of its Subsidiaries shall enter into any transaction which could have a Material Adverse Effect.

          9.12 Guaranties. Neither the Borrower nor any of its Subsidiaries shall make, issue or become liable on any Guaranty, except (i) Guaranties in favor of the Agent, (ii) Guaranties executed in connection with the Term Loan Agreement in favor of the Term Agent and (iii) Guaranties in favor of General Electric Capital Corporation of the Debt of LDM Canada in an amount not to exceed $1,400,000.

         9.13 Debt. Neither the Borrower nor any of its Subsidiaries shall incur or maintain any Debt, other than:

                  (a) the Obligations;

                  (b) trade payables and contractual obligations to suppliers and customers incurred in the ordinary course of business;

                  (c) Debt consisting of Senior Subordinated Notes, provided that the aggregate principal amount thereof shall not at any time exceed $110,000,000;

                  (d) Debt consisting of intercompany loans and advances ("Intercompany Loans") made by the Borrower to LDM Canada, provided that (i) LDM Canada shall have executed and delivered to the Borrower, on the Closing Date, an Intercompany Note to evidence any such Intercompany Loan, any security interests granted to the Borrower on the assets of LDM Canada to secure the payments under its Intercompany Note shall be assigned to the Agent pursuant to documentation in form and substance acceptable to the Agent, and such Intercompany Note shall be pledged to the Agent pursuant to the Pledge Agreement as additional collateral security for the Obligations, (ii) the Borrower shall record all such Intercompany Loans on its books and records in a manner satisfactory to Agent, (iii) at the time any such Intercompany Loans is made by the Borrower and after giving effect thereto, each of the Borrower and LDM Canada shall be Solvent, (iv) the aggregate outstanding principal amount of Intercompany Loans under this subsection (d) shall not at any one time exceed $17,000,000, consisting of the Intercompany Loan amount outstanding on the date hereof and additional loans not to exceed $1,000,000, plus an amount equal to the sum of (A) an amount equal to the lesser of (x) $5,000,000 and (y) LDM Canada's Borrowing Base, plus (B) $4,000,000, provided, however, that the Intercompany Loans pursuant to clauses (A) and (B) above shall not exceed in any fiscal quarter the amount of LDM Canada's EBITDA for the immediately preceding fiscal quarter.

                  (e) Guaranties permitted pursuant to Section 9.12;

                  (f) Debt evidenced by the Term Loan Agreement; and

                  (g) other Debt existing on the Closing Date and listed on
Schedule 8.9 hereof, but without giving effect to any extensions, renewals or refinancing thereof.

          9.14 Prepayments; Amendments. Neither the Borrower nor any of its Subsidiaries shall voluntarily prepay, or amend, supplement or otherwise modify the terms of, any Debt, except (i) the Obligations in accordance with the terms of this Agreement and (ii) the Obligations under, and as defined in, the Term Loan Agreement in accordance with the terms of the Term Loan Agreement.

          9.15 Transactions with Affiliates. Except (i) as set forth below, (ii) the Intercompany Loans (and repayments thereof) upon and subject to the terms of
Section 9.13, (iii) the DBM Sales Commission Agreement and (iv) the DBM Administrative Services Agreement, neither the Borrower nor any of its Subsidiaries shall, sell, transfer, distribute, or pay any money or property, including, but not limited to, any fees or expenses of any nature (including, but not






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limited to, any fees or expenses for management services), to any Affiliate, or lend or advance money or property to any Affiliate, or invest in (by capital contribution or otherwise) or purchase or repurchase any stock or indebtedness, or any property, of any Affiliate, or become liable on any Guaranty of the indebtedness, dividends, or other obligations of any Affiliate. Notwithstanding the foregoing, the Borrower and its Subsidiaries may engage in transactions with Affiliates in the ordinary course of business, in amounts and upon terms fully disclosed to the Agent and the Lenders, and no less favorable to the Borrower or such Subsidiary than would be obtained in a comparable arm's-length transaction with a third party who is not an Affiliate, except consulting fees paid by the Borrower consistent with past practices.

         9.16 Investment Banking and Finder's Fees. Neither the Borrower nor any of its Subsidiaries shall pay or agree to pay, or reimburse any other party with respect to, any investment banking or similar or related fee, underwriter's fee, finder's fee, or broker's fee to any Person in connection with this Agreement. The Borrower shall defend and indemnify the Agent and the Lenders against and hold them harmless from all claims of any Person for any such fees, and all costs and expenses (including without limitation, attorneys' fees) incurred by the Agent and/or any Lender in connection therewith.

         9.17 [INTENTIONALLY OMITTED].

         9.18 Business Conducted, The Borrower shall not and shall not permit any of its Subsidiaries to, engage directly or indirectly, in any line of business other than the businesses in which the Borrower or such Subsidiary is engaged on the Closing Date and related lines of business.

          9.19 Liens. Neither the Borrower nor any of its Subsidiaries shall create, incur, assume, or permit to exist any Lien on any property now owned or hereafter acquired by any of them, except Permitted Liens.

          9.20 Sale and Leaseback Transactions. Neither the Borrower nor any of its Subsidiaries shall, directly or indirectly, enter into any arrangement with any Person providing for the Borrower or such Subsidiary to lease or rent property that the Borrower or such Subsidiary has sold or will sell or otherwise transfer to such Person.

          9.21 Acquisitions; Investments in New Subsidiaries. The Borrower shall not and shall not permit any of its Subsidiaries to make investments in newly formed Subsidiaries or acquire all or substantially all of the assets of any Person or acquire all outstanding stock of a Person.

          9.22 Fiscal Year. The Borrower shall not change its Fiscal Year and shall not permit LDM Canada to change its Fiscal Year without the consent of the Agent and the Majority Lenders (such consents to not be unreasonably withheld).

          9.23 Capital Expenditures. (a) Neither the Borrower nor any of its Subsidiaries shall make or incur any Capital Expenditure if, after giving effect thereto, the aggregate amount of all Capital Expenditures by the Borrower and its Subsidiaries on a consolidated basis would exceed $12,000,000 during Fiscal Year 2001 (excluding, for Fiscal Year 2001 only, Romulus Capital Expenditures in an amount not to exceed $15,000,000) and $20,000,000 during each Fiscal Year thereafter.





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
                  (b) Notwithstanding anything to the contrary contained in clause (a) above, to the extent that Capital Expenditures made by the Borrower and its Subsidiaries during any Fiscal Year are less than the amount permitted to be made for such Fiscal Year pursuant to clause (a) (without taking into account any increase in the amount permitted during such period as a result of this clause (b)) 100% of such unused amount may be carried forward to the immediately succeeding Fiscal Year and utilized to make Capital Expenditures in excess of the amount permitted above in such following Fiscal Year.

         9.24 Operating Lease Obligations. The Borrower shall, and shall cause each of its Subsidiaries to, promptly notify the Agent after entering into any lease of real or personal property as lessee or sublessee (other than a Capital Lease), if, after giving effect thereto, the aggregate amount of Rentals (as hereinafter defined) payable by the Borrower and its Subsidiaries on a consolidated basis in any Fiscal Year in respect of such lease would exceed $3,500,000, individually, or $15,000,000 in the aggregate for all such leases. The term "Rentals" means all payments due from the lessee or sublessee under a lease, including, without limitation, basic rent, percentage rent, property taxes, utility or maintenance costs, and insurance premiums.

         9.25 Fixed Charge Coverage Ratio. The Borrower will maintain a Fixed Charge Coverage Ratio of not less than 1.00:1.00 for each period of four consecutive fiscal quarters ended at the end of the most recent fiscal quarter.

         9.26 Net Loss. The Borrower shall not, for each period of four (4) consecutive fiscal quarters ended at the end of the most recent fiscal quarter, beginning with the fourth fiscal quarter 2002, sustain a net loss (determined in accordance with GAAP); provided that the operations of LDM Germany, DBM and Como shall not be included in or affect the calculation of net loss.

         9.27 Use of Proceeds. The Borrower shall not, and shall not suffer or permit any Subsidiary to, use any portion of the Loan proceeds, directly or indirectly, (i) to purchase or carry Margin Stock, (ii) to repay or otherwise refinance indebtedness of the Borrower or others incurred to purchase or carry Margin Stock, (iii) to extend credit for the purpose of purchasing or carrying any Margin Stock, or (iv) to acquire any security in any transaction that is subject to Section 13 or 14 of the Exchange Act.

         9.28 Further Assurances. The Borrower shall and shall cause its Subsidiaries to, execute and deliver, or cause to be executed and delivered, to the Agent and/or the Lenders such documents and agreements, and shall take or cause to be taken such actions, as the Agent or any Lender may, from time to time, request to carry out the terms and conditions of this Agreement and the other Loan Documents.

         9.29 Canadian Tax Matters. The Borrower shall quarterly and more frequently when requested by the Agent, provide to the Agent or cause LDM Canada to provide to the Agent (i) a detailed accounting of all amounts paid (upon collection of LDM Canada's accounts or otherwise) by LDM Canada to the Borrower, whether or not applied to the Obligations outstanding and whether by way of loans, loan repayments, dividends or otherwise, together with a calculation of all withholding and other taxes payable in respect thereof and (ii) evidence


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
satisfactory to the Agent of the remittance when due to the applicable Governmental Authorities of all withholding and other taxes payable in respect thereof.

         9.30 Amendment to Agreements. The Borrower shall not amend, waive or otherwise modify any provision of, or waive any cause of action arising from or related to, the DBM Administrative Services Agreement, the DBM Sales Commission Agreement, or the BACF Subordination Agreement.

                                   ARTICLE 10

                              CONDITIONS OF LENDING

         10.1 Conditions Precedent to Effectiveness of this Agreement. The obligation of the Lenders to enter into this Agreement are subject to the following conditions precedent having been satisfied in a manner satisfactory to the Agent and each Lender:

                  (a) This Agreement and the other Loan Documents have been executed by each party thereto and the Borrower and LDM Canada shall have performed and complied with all covenants, agreements and conditions contained herein and the other Loan Documents which are required to be performed or complied with by such Person before or on such Closing Date.

                  (b) [INTENTIONALLY OMITTED]

                  (c) All representations and warranties made hereunder and in the other Loan Documents shall be true and correct as of the Closing Date as if made on such date.

                  (d) No Default or Event of Default shall exist on the Closing Date, or would exist after giving effect to the Loans to be made, and Letters of Credit to be issued, on such date.

                  (e) The Agent and the Lenders shall have received such opinions of counsel for the Borrower and its Subsidiaries as the Agent or any Lender shall request, each such opinion to be in a form, scope, and substance satisfactory to the Agent, the Lenders, and their respective counsel.

                  (f) The Agent shall have received a confirmation of guarantee and security delivered by LDM Canada pursuant to the Prior Credit Agreement;

                  (g) The Agent shall have received:

                      (i) acknowledgment copies of proper financing statements or amendments thereto, duly filed on or before the Closing Date under the UCC or PPSA of all jurisdictions that the Agent may deem necessary or desirable in order to perfect the Agent's Lien;

                      (ii) a copy of the general security agreement comprised in the LDM Canada Security Agreement; and





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

                           (iii) duly executed such UCC-3 Termination
         Statements, PPSA Termination Statements, mortgage releases and other instruments, in form and substance satisfactory to the Agent, as shall be necessary to terminate and satisfy all Liens on the Property of the Borrower and its Subsidiaries except Permitted Liens.

                  (h) The Borrower shall have paid all fees and expenses of the Agent and the Attorney Costs incurred in connection with any of the Loan Documents and the transactions contemplated thereby.

                  (i) The Agent shall have received evidence, in form, scope, and substance, reasonably satisfactory to the Agent, of all insurance coverage as required by the Agreement.

                  (j) The Agent and the Lenders shall have had an opportunity, if they so choose, to examine the books of account and other records and files of the Borrower and to make copies thereof, and to conduct a pre-closing audit which shall include, without limitation, verification of Inventory, Accounts, and Revolver Availability, and the results of such examination and audit shall have been satisfactory to the Agent and the Lenders in all respects.

                  (k) No claim, action, suit, investigation, litigation or proceeding shall be pending or threatened (i) which is reasonably likely to be determined adversely to the Borrower or any Guarantor and which would have a Material Adverse Effect if so determined or (ii) which, in the judgment of the Agent on the Majority Lenders could materially and adversely effect the transactions contemplated hereby.

                  (l) Copies of all filings, registrations, approvals, orders, authorizations, licenses, certificates, permits, consents, waivers and acknowledgments, including those of the requisite Governmental Authorities, required with respect to the execution and delivery, of this Agreement, the other Loan Documents and the consummation of the transactions contemplated hereby, each in form and substance satisfactory to the Agent.

                  (m) All proceedings taken in connection with the execution of this Agreement, all other Loan Documents and all documents and papers relating thereto shall be satisfactory in form, scope, and substance to the Agent and the Lenders.

          Execution and delivery by the Borrower of this Agreement shall be deemed to be a representation and warranty made by the Borrower to the effect that all of the conditions precedent to the effectiveness of this Agreement have been satisfied, with the same effect as delivery to the Agent and the Lenders of a certificate signed by the a Responsible Officer of the Borrower, dated the Closing Date, to such effect.

          Execution and delivery to the Agent by a Lender of a counterpart to this Agreement shall be deemed confirmation by such Lender that (i) all conditions precedent in this Section 10.1 have been fulfilled to the satisfaction of such Lender and (ii) the decision of such Lender to execute and deliver to the Agent an executed counterpart to this Agreement was made by such Lender independently and without reliance on the Agent or any other Lender as to the satisfaction of any condition precedent set forth in this Section 10.1.


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

          10.2 Conditions Precedent to Each Loan. The obligation of the Lenders to make each Loan and the obligation of the Agent to take reasonable steps to cause to be issued any Letter of Credit and the obligation of the Lenders to participate in Letters of Credit, shall be subject to the further conditions precedent that on and as of the date of any such extension of credit:

                  (a) the following statements shall be true, and the acceptance by the Borrower of any extension of credit shall be deemed to be a statement to the effect set forth in clauses (i) and (ii), with the same effect as the delivery to the Agent and the Lenders of a certificate signed by a Responsible Officer, dated the date of such extension of credit, stating that:

                           (i) The representations and warranties contained in this Agreement and the other Loan Documents are correct in all material respects on and as of the date of such extension of credit as though made on and as of such date, except to the extent the Agent and the Lenders have been notified by the Borrower that any representation or warranty is not correct and the Majority Lenders have explicitly waived in writing compliance with such representation or warranty; and

                           (ii) No event has occurred and is continuing, or would result from such extension of credit, which constitutes a Default or an Event of Default; and

                  (b) the Agent shall have received a Notice of Borrowing on or prior to the date required by the terms of this Agreement; and

                  (c) without limiting Section 10.1(b), the amount of the Revolver Availability shall be sufficient to make such Revolving Loan without exceeding the Revolver Availability, provided, however, that the foregoing conditions precedent are not conditions to each Lender participating in or reimbursing Bank of America or the Agent for such Lenders' Pro Rata Share of any BANA Loan or Agent Advance as provided in Sections 2.2(h), (i) and (j).

                                   ARTICLE 11

                                DEFAULT; REMEDIES

          11.1 Events of Default. It shall constitute an event of default ("Event of Default") if any one or more of the following shall occur for any reason:

                  (a) any failure to pay the principal of or interest or premium on any of the Obligations when due, whether upon demand or otherwise;

                  (b) any representation or warranty made by the Borrower in this Agreement or by the Borrower or any Guarantor in any of the other Loan Documents, any Financial Statement, or any certificate furnished by the Borrower or any Guarantor at any time to the Agent or any Lender shall prove to be untrue in any material respect as of the date on which made or furnished;

                  (c) (i) any default shall occur in the observance or performance of any of the covenants or agreements contained in any of Article 6, Section 7.2, 7.3, 9.4 or 9.9 through 9.28 hereof (other than a default under
 Section 9.20 as a result of a Lien involuntarily incurred, which





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
is not otherwise an Event of Default hereunder) or (ii) any default shall occur in the observance or performance of any of the other covenants and agreements contained in this Agreement or under Section 9.20 hereof as a result of a Lien involuntarily incurred, any other Loan Documents, or any other agreement entered into at any time to which the Borrower or any Guarantor thereof and the Agent or any Lender are party in each case referred to in this clause (ii), if the same shall not have been cured within fifteen (15) days following notice by the Agent to the Borrower of the breach thereof, or if any such agreement or document shall terminate (other than in accordance with its terms or the terms hereof or with the written consent of the Agent and the Majority Lenders) or become void or unenforceable, without the written consent of the Agent and the Majority Lenders;

                  (d) default shall occur with respect to any Debt for borrowed money (other than the Obligations) in an outstanding principal amount which exceeds, in the aggregate for all such Debt with respect to which default shall have occurred, $2,000,000, or under any agreement or instrument under or pursuant to which any such Debt or indebtedness may have been issued, created, assumed, or guaranteed by the Borrower or any Guarantor, and such default shall continue for more than the period of grace, if any, therein specified, if the effect thereof (with or without the giving of notice or further lapse of time or both) is to accelerate, or to permit the holders of any such Debt or indebtedness to accelerate, the maturity of any such Debt; or any such Debt or indebtedness shall be declared due and payable or be required to be prepaid (other than by a regularly scheduled required prepayment) prior to the stated maturity thereof;

                  (e) the Borrower or any Guarantor shall (i) file a voluntary petition in bankruptcy or file a voluntary petition or an answer or file any proposal or notice of intent to file a proposal or otherwise commence any action or proceeding seeking reorganization, arrangement, consolidation or readjustment of its debts or which seeks to stay or has the effect of staying any creditor or for any other relief under the Bankruptcy Code, the Bankruptcy and Insolvency Act or the Companies' Creditors Arrangement Act, as amended, or under any other bankruptcy, insolvency, liquidation, winding up, corporate or similar act or law, state, provincial or federal, now or hereafter existing, or consent to, approve of, or acquiesce in, any such petition, proposal action or proceeding, (ii) apply for or acquiesce in the appointment of a receiver, assignee, liquidator, sequestrator, monitor, administrator, custodian, trustee or similar officer for it or for all or any part of its property, (iii) make an assignment for the benefit of creditors, or (iv) be unable generally to pay its debts as they become due;

                  (f) an involuntary petition or proposal shall be filed or an action or proceeding otherwise commenced seeking reorganization, consolidation, arrangement or readjustment of the debts of the Borrower or any Guarantor or for any other relief under the Bankruptcy Code, the Bankruptcy and Insolvency Act or the Companies' Creditors Arrangement Act, as amended, or under any other bankruptcy, insolvency, liquidation, winding up, corporate or similar act or law, state, provincial or federal, now or hereafter existing and (i) such petition, proposal action or proceeding shall not have been stayed or dismissed within a period of sixty (60) days after its commencement or (ii) an order for relief against the Borrower or such Guarantor shall have been entered in such proceeding or (iii) a Material Adverse Effect shall have occurred;





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

                  (g) a receiver, assignee, liquidator, sequestrator, custodian, trustee, monitor, administrator or similar officer for the Borrower or any Guarantor or for all or any part of its property shall be appointed or a warrant of attachment, execution, writ of seizure or seizure and sale or similar process shall be issued against any part of the property of the Borrower or any Guarantor or any distress or analogous process is levied upon all or any part of Borrower's or any Guarantor's property;

                  (h) Borrower or any Guarantor shall file a certificate of dissolution or like process under applicable state, provincial or federal law or shall be liquidated, dissolved or wound-up or shall commence or have commenced against it any action or proceeding for dissolution, winding-up or liquidation, or shall take any corporate action in furtherance thereof;

                  (i) all or any material part of the property of the Borrower or any Guarantor shall be nationalized, expropriated or condemned, seized or otherwise appropriated, or custody or control of such property or of the Borrower or such Guarantor shall be assumed by any Governmental Authority or any court of competent jurisdiction at the instance of any Governmental Authority or any other Person, except where contested in good faith by proper proceedings diligently pursued where a stay of enforcement is in effect;

                  (j) the LDM Canada Guarantee, LDM Holding Guarantee or any other guaranty of the Obligations shall be terminated, revoked or declared void or invalid;

                  (k) one or more judgments or orders for the payment of money aggregating in excess of $2,000,000, which amount shall not be fully covered by insurance, shall be rendered against the Borrower or any Guarantor and any such judgments or orders shall not have been vacated, discharged, stayed or bonded pending appeal within sixty (60) days from the entry thereof

                  (1) any loss, theft, damage or destruction of any item or items of Collateral, Pledged Collateral or Guarantor Collateral or other property of the Borrower or any Guarantor occurs which (i) materially and adversely affects the property, business, operation, prospects, or condition of the Borrower or any Guarantor; or (ii) is material in amount and is not adequately covered by insurance;

                  (m) there occurs a Material Adverse Effect;

                  (n) there is filed against the Borrower or any Guarantor any civil or criminal action, suit or proceeding under any federal or state racketeering statute (including, without limitation, the Racketeer Influenced and Corrupt Organization Act of 1970), which action, suit or proceeding (1) is not dismissed within one hundred twenty (120) days, and (2) could result in the confiscation or forfeiture of any material portion of the Collateral, Pledged Collateral or Guarantor Collateral;

                  (o) for any reason other than the failure of the Agent to take any action available to it to maintain perfection of the Agent's Liens, pursuant to the Loan Documents, any Loan Document ceases to be in full force and effect or any Lien with respect to any material portion of the Collateral, Pledged Collateral or Guarantor Collateral intended to be secured thereby ceases to be, or is not, valid, perfected and prior to all other Liens (other than Permitted Liens) or is terminated, revoked or declared void;

                  (p) an ERISA Event shall occur with respect to a Pension Plan or Multi-employer Plan which has resulted or could reasonably be expected to result in liability of the Borrower or any Guarantor under applicable laws in an aggregate amount in excess of $2,000,000; (ii) the aggregate amount of Unfunded Pension Liability among all Pension Plans at any time exceeds $2,000,000; or
(iii) the Borrower, any Guarantor or any ERISA Affiliate shall fail to pay when due, after the expiration of any applicable grace period, any installment payment with respect to its withdrawal liability under Section 4201 of ERISA under a Multi-employer Plan in an aggregate amount in excess of $2,000,000 or
(iv) any Lien (save for contribution amounts not yet due) arises in connection with any Plan; or

                  (q) there occurs a Change of Control,

          11.2 Remedies. (a) If a Default or an Event of Default exists, the Agent may, in its discretion, and shall, at the direction of the Majority Lenders, do one or more of the following at any time or times and in any order, without notice to or demand on the Borrower or any other Person: (i) reduce the Maximum Revolver Amount, or the advance rates against Eligible Accounts and/or Eligible Inventory used in computing Revolver Availability, or reduce one or more of the other elements used in computing Revolver Availability; (ii) restrict the amount of or refuse to make Revolving Loans; and (iii) restrict or refuse to arrange for Letters of Credit. If an Event of Default exists, the Agent shall, at the direction of the Majority Lenders, do one or more of the following, in addition to the actions described in the preceding sentence, at any time or times and in any order, without notice to or demand on the Borrower or any other Person: (a) terminate the Commitments and this Agreement; (b) declare any or all Obligations (other than Obligations with respect to the Interest Rate Swap) to be immediately due and payable; provided, however, that upon the occurrence of any Event of Default described in Sections 11.1(e), 11.1(f), 11.1(g), or 11.1(h), the Commitments shall automatically and immediately expire and all Obligations shall automatically become immediately due and payable without notice or demand of any kind; and (c) pursue its other rights and remedies under the Loan Documents and applicable law.

                  (b) If an Event of Default exists: (i) the Agent shall have for the benefit of the Lenders, in addition to all other rights of the Agent and the Lenders, the rights and remedies of a secured party under the UCC, the PPSA and the Mortgages Act of Ontario; (ii) the Agent may, at any time, take possession of the Collateral and keep it on the Borrower's or LDM Canada's premises, at no cost to the Agent or any Lender, or remove any part of it to such other place or places as the Agent may desire, or the Borrower shall, upon the Agent's demand, at the Borrower's cost, assemble, or cause LDM Canada to assemble, the Collateral and make it available to the Agent at a place reasonably convenient to the Agent; and (iii) the Agent may sell and deliver any Collateral at public or private sales, for cash, upon credit or otherwise, at such prices and upon such terms as the Agent deems advisable, in its sole discretion, and may, if the Agent deems it reasonable, postpone or adjourn any sale of the Collateral by an announcement at the time and place of sale or of such postponed or adjourned sale without giving a new notice of sale. Without in any way requiring notice to be given in the following manner, the Borrower agrees that any notice by the Agent of sale, disposition or other intended action hereunder or in






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connection herewith, whether required by the UCC or otherwise, shall constitute reasonable notice to the Borrower if such notice is mailed by registered or certified mail, return receipt requested, postage prepaid, or is delivered personally against receipt, at least five (5) Business Days prior to such action to the Borrower's address specified in or pursuant to Section 15.8. If any Collateral is sold on terms other than payment in full at the time of sale, no credit shall be given against the Obligations until the Agent or the Lenders receive payment, and if the buyer defaults in payment, the Agent may resell the Collateral without further notice to the Borrower. In the event the Agent seeks to take possession of all or any portion of the Collateral by judicial process, the Borrower irrevocably waives: (a) the posting of any bond, surety or security with respect thereto which might otherwise be required; (b) any demand for possession prior to the commencement of any suit or action to recover the Collateral; and (c) any requirement that the Agent retain possession and not dispose of any Collateral until after trial or final judgment. The Borrower agrees that the Agent has no obligation to preserve rights to the Collateral or marshal any Collateral for the benefit of any Person. The Agent is hereby granted a license or other right to use, without charge, the Borrower's labels, patents, copyrights, name, trade secrets, trade names, trademarks, and advertising matter, or any similar property, in completing production of, advertising or selling any Collateral, and the Borrower's rights under all licenses and all franchise agreements shall inure to the Agent's benefit. The proceeds of sale shall be applied first to all expenses of sale, including attorneys' fees, and then to the Obligations in whatever order the Agent elects. The Agent will return any excess to the Borrower and the Borrower shall remain liable for any deficiency.

                  (c) If an Event of Default occurs, the Borrower hereby waives all rights to notice and hearing prior to the exercise by the Agent of the Agent's rights to repossess the Collateral without judicial process or to replevy, attach or levy upon the Collateral without notice or hearing.

                                   ARTICLE 12

                              TERM AND TERMINATION

          12.1 Term and Termination. The term of this Agreement shall end on the Termination Date. The Agent upon direction from the Majority Lenders may terminate this Agreement without notice upon the occurrence of an Event of Default. The Agent shall provide notice to the Borrower of such termination; provided that the failure by the Agent to provide such notice to the Borrower shall not prohibit, restrict or otherwise affect the validity of the actions taken by the Agent and/or the Majority Banks pursuant to this Section 12.1. Upon the effective date of termination of this Agreement for any reason whatsoever, all Obligations shall become immediately due and payable. Notwithstanding the termination of this Agreement, until all Obligations are indefeasibly paid and performed in full in cash, the Borrower shall remain bound by the terms of this Agreement and shall not be relieved of any of its Obligations hereunder, and the Agent and the Lenders shall retain all their rights and remedies hereunder (including, without limitation, the Agent's Liens in and all rights and remedies with respect to all then existing and after-arising Collateral).

                                   ARTICLE 13




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
          AMENDMENTS; WAIVER; PARTICIPATIONS; ASSIGNMENTS; SUCCESSORS

         13.1 No Waivers; Cumulative Remedies. No failure by the Agent or any Lender to exercise any right, remedy, or option under this Agreement or any present or future supplement thereto, or in any other agreement between or among the Borrower and the Agent and/or any Lender, or delay by the Agent or any Lender in exercising the same, will operate as a waiver thereof. No waiver by the Agent or any Lender will be effective unless it is in writing, and then only to the extent specifically stated. No waiver by the Agent or the Lenders on any occasion shall affect or diminish the Agent's and each Lender's rights thereafter to require strict performance by the Borrower of any provision of this Agreement. The Agent's and each Lender's rights under this Agreement will be cumulative and not exclusive of any other right or remedy which the Agent or any Lender may have.

         13.2 Amendments and Waivers. No amendment or waiver of any provision of this Agreement or any other Loan Document, and no consent with respect to any departure by the Borrower therefrom, shall be effective unless the same shall be in writing and signed by the Majority Lenders (or by the Agent at the written request of the Majority Lenders) and the Borrower and then any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no such waiver, amendment, or consent shall, unless in writing and signed by all the Lenders and the Borrower and acknowledged by the Agent, do any of the following:

                  (a) increase or extend the Commitment of any Lender;

                  (b) postpone or delay any date fixed by this Agreement or any other Loan Document for any payment of principal, interest, fees or other amounts due to the Lenders (or any of them) hereunder or under any other Loan Document;

                  (c) reduce the principal of, or the rate of interest specified herein on any Loan, or any fees or other amounts payable hereunder or under any other Loan Document;

                  (d) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Loans which is required for the Lender or any of them to take any action hereunder;

                  (e) increase the advance rate with respect to Revolving Loans;

                  (f) amend this Section or any provision of the Agreement providing for consent or other action by all Lenders;

                  (g) release Collateral, Pledged Collateral or Guarantor Collateral other than as permitted by Section 14.12;

                  (h) change the definitions of "Majority Lenders" or "Required Lenders."

and, provided, further, that no amendment, waiver or consent shall, unless in writing and signed by the Agent, affect the rights or duties of the Agent under this Agreement or any other Loan Document.



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         13.3 Assignments; Participations.

                  (a) Any Lender may, with the written consent of the Agent, assign and delegate to one or more assignees (provided that no written consent of the Agent shall be required in connection with any assignment and delegation by a Lender to an Affiliate of such Lender) (each an "Assignee") all, or any ratable part of all, of the Loans, the Commitments and the other rights and obligations of such Lender hereunder, in a minimum aggregate amount of $5,000,000; provided, however, that no such assignment shall be made unless a pro rata assignment of such Lender's Loans and Commitments under, and as defined in, the Term Loan Agreement shall be made simultaneously to the same Person; and provided further, that the Borrower and the Agent may continue to deal solely and directly with such Lender in connection with the interest so assigned to an Assignee until (i) written notice of such assignment, together with payment instructions, addresses and related information with respect to the Assignee, shall have been given to the Borrower and the Agent by such Lender and the Assignee; (ii) such Lender and its Assignee shall have delivered to the Borrower and the Agent an Assignment and Acceptance in the form of Exhibit E ("Assignment and Acceptance") and (iii) the assignor Lender or Assignee has paid to the Agent a processing fee in the amount of $3,500.

                  (b) From and after the date that the Agent notifies the assignor Lender that it has received an executed Assignment and Acceptance and payment of the above-referenced processing fee, (i) the Assignee thereunder shall be a party hereto and, to the extent that rights and obligations, including, but not limited to, the obligation to participate in credit support or other enhancement for Letters of Credit hereunder have been assigned to it pursuant to such Assignment and Acceptance, shall have the rights and obligations of a Lender under the Loan Documents, and (ii) the assignor Lender shall, to the extent that rights and obligations hereunder and under the other Loan Documents have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under this Agreement (and in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto).

                  (c) By executing and delivering an Assignment and Acceptance, the assigning Lender thereunder and the Assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (1) other than as provided in such Assignment and Acceptance, such assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or the other Loan Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other Loan Document furnished pursuant hereto; (2) such assigning Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower, LDM Canada or any other Person or the performance or observance by the Borrower, LDM Canada or any other Person of any of its obligations under this Agreement or any other Loan Document furnished pursuant hereto; (3) such Assignee confirms that it has received a copy of this Agreement, together with such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (4) such Assignee will, independently and without reliance upon the Agent, such assigning Lender or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue


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to make its own credit decisions in taking or not taking action under this
Agreement; (5) such Assignee appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under this Agreement and the other Loan Documents as are delegated to the Agent by the terms hereof, together with such powers as are reasonably incidental thereto; and (6) such Assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of this Agreement are required to be performed by it as a Lender.

                  (d) Immediately upon each Assignee's making its processing fee payment under the Assignment and Acceptance, this Agreement shall be deemed to be amended to the extent, but only to the extent, necessary to reflect the addition of the Assignee and the resulting adjustment of the Commitments arising therefrom. The Commitment allocated to each Assignee shall reduce such Commitments of the assigning Lender pro tanto.

                  (e) Any Lender may at any time sell to one or more commercial banks, financial institutions, or other Persons not Affiliates of the Borrower (a "Participant") participating interests in any Loans, the Commitment of that Lender and the other interests of that Lender (the "Originating Lender") hereunder and under the other Loan Documents; provided, however that no such participation shall be made unless a pro rata participation of such Lender's Loans and Commitments under, and as defined in, the Term Loan Agreement shall be simultaneously made to the same Person; and provided further, that (i) the Originating Lender's obligations under this Agreement shall remain unchanged,
(ii) the Originating Lender shall remain solely responsible for the performance of such obligations, (iii) the Borrower and the Agent shall continue to deal solely and directly with the Originating Lender in connection with the Originating Lender's rights and obligations under this Agreement and the other Loan Documents, and (iv) no Lender shall transfer or grant any participating interest under which the Participant has rights to approve any amendment to, or any consent or waiver with respect to, this Agreement or any other Loan Document, and all amounts payable by the Borrower hereunder shall be determined as if such Lender had not sold such participation; except that, if amounts outstanding under this Agreement are due and unpaid, or shall have been declared or shall have become due and payable upon the occurrence of an Event of Default, each Participant shall be deemed to have the right of set-off in respect of its participating interest in amounts owing under this Agreement to the same extent as if the amount of its participating interest were owing directly to it as a Lender under this Agreement.

                  (f) Notwithstanding any other provision in this Agreement, any Lender may at any time create a security interest in, or pledge, all or any portion of its rights under and interest in this Agreement and any notes held by it in favor of any Federal Reserve Bank in accordance with Regulation A of the Federal Reserve Board or U.S. Treasury Regulation 31 CFR $203.14, and such Federal Reserve Bank may enforce such pledge or security interest in any manner permitted under applicable law.

                                   ARTICLE 14

                                    THE AGENT

         14.1 Appointment and Authorization. Each Lender hereby designates and appoints Bank of America, N.A. as its Agent under this Agreement and the other Loan Documents and


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each Lender hereby irrevocably authorizes the Agent to take such action on its behalf under the provisions of this Agreement and each other Loan Document and to exercise such powers and perform such duties as are expressly delegated to it by the terms of this Agreement or any other Loan Document, together with such powers as are reasonably incidental thereto. The Agent agrees to act as such on the express conditions contained in this Article 14. The provisions of this
Article 14 are solely for the benefit of the Agent and the Lenders and the Borrower shall have no rights as a third party beneficiary of any of the provisions contained herein. Notwithstanding any provision to the contrary contained elsewhere in this Agreement or in any other Loan Document, the Agent shall not have any duties or responsibilities, except those expressly set forth herein, nor shall the Agent have or be deemed to have any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Agent. Except as expressly otherwise provided in this Agreement, the Agent shall have and may use its sole discretion with respect to exercising or refraining from exercising any discretionary rights or taking or refraining from taking any actions which the Agent is expressly entitled to take or assert under this Agreement and the other Loan Documents, including, without limitation, (a) the determination of the applicability of ineligibility criteria with respect to the calculation of the Revolver Availability, (b) the making of Agent Advances pursuant to Section 2.2(i), and (c) the exercise of remedies pursuant to Section 11.2, and any action so taken or not taken shall be deemed consented to by the Lenders.

         14.2 Delegation of Duties. The Agent may execute any of its duties under this Agreement or any other Loan Document by or through agents, employees or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Agent shall not be responsible for the negligence or misconduct of any agent or attorney-in-fact that it selects as long as such selection was made without gross negligence or willful misconduct.

         14.3 Liability of Agent. None of the Agent-Related Persons shall (i) be liable for any action taken or omitted to be taken by any of them under or in connection with this Agreement or any other Loan Document or the transactions contemplated hereby (except for its own gross negligence or willful misconduct), or (ii) be responsible in any manner to any of the Lenders for any recital, statement, representation or warranty made by the Borrower or any Subsidiary or Affiliate of the Borrower, or any officer thereof, contained in this Agreement or in any other Loan Document, or in any certificate, report, statement or other document referred to or provided for in, or received by the Agent under or in connection with, this Agreement or any other Loan Document, or the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document, or for any failure of the Borrower or any other party to any Loan Document to perform its obligations hereunder or thereunder. No Agent-Related Person shall be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of the Borrower or any of the Borrower's Subsidiaries or Affiliates.

         14.4 Reliance by Agent. (a) The Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, telegram, facsimile, telex or telephone message, statement or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper



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Person or Persons, and upon advice and statements of legal counsel (including counsel to the Borrower), independent accountants and other experts selected by the Agent. The Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless it shall first receive such advice or concurrence of the Majority Lenders as it deems appropriate and, if it so requests, it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any other Loan Document in accordance with a request or consent of the Majority Lenders and such request and any action taken or failure to act pursuant thereto shall be binding upon all of the Lenders.

                  (b) For purposes of determining compliance with the conditions specified in Section 10.1, each Lender that has executed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter either sent by the Agent to such Lender for consent, approval, acceptance or satisfaction, or required thereunder to be consented to or approved by or acceptable or satisfactory to the Lender.

         14.5 Notice of Default. The Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default, except with respect to defaults in the payment of principal, interest and fees required to be paid to the Agent for the account of the Lenders, unless the Agent shall have received written notice from a Lender or the Borrower referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default." The Agent will notify the Lenders of its receipt of any such notice. The Agent shall take such action with respect to such Default or Event of Default as may be requested by the Majority Lenders in accordance with Section 11; provided, however, that unless and until the Agent has received any such request, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable.

         14.6 Credit Decision. Each Lender acknowledges that none of the Agent-Related Persons has made any representation or warranty to it, and that no act by the Agent hereinafter taken, including any review of the affairs of the Borrower and the Guarantors, shall be deemed to constitute any representation or warranty by any Agent-Related Person to any Lender. Each Lender represents to the Agent that it has, independently and without reliance upon any Agent-Related Person and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, property, financial and other condition and creditworthiness of the Borrower and the Guarantors, and all applicable bank regulatory laws relating to the transactions contemplated hereby, and made its own decision to enter into this Agreement and to extend credit to the Borrower. Each Lender also represents that it will, independently and without reliance upon any Agent-Related Person and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of the Borrower or any Guarantor. Except for notices, reports and other documents expressly herein required to be furnished to the Lenders by the Agent, the Agent shall not have any duty or responsibility to provide any Lender with any credit or other


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information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of the Borrower or any Guarantor which may come into the possession of any of the Agent-Related Persons.

         14.7 Indemnification. Whether or not the transactions contemplated hereby are consummated, the Lenders shall indemnify upon demand the Agent-Related Persons (to the extent not reimbursed by or on behalf of the Borrower and without limiting the obligation of the Borrower to do so), pro rata, from and against any and all Indemnified Liabilities; provided, however, that no Lender shall be liable for the payment to the Agent-Related Persons of any portion of such Indemnified Liabilities resulting solely from such Person's gross negligence or willful misconduct. Without limitation of the foregoing, each Lender shall reimburse the Agent upon demand for its ratable share of any costs or out-of-pocket expenses (including Attorney Costs) incurred by the Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, any other Loan Document, or any document contemplated by or referred to herein, to the extent that the Agent is not reimbursed for such expenses by or on behalf of the Borrower. The undertaking in this Section shall survive the payment of all Obligations hereunder and the resignation or replacement of the Agent.

         14.8 Agent in Individual Capacity. Bank of America and its Affiliates may make loans to, issue letters of credit for the account of, accept deposits from, acquire equity interests in and generally engage in any kind of banking, trust, financial advisory, underwriting or other business with the Borrower and its Subsidiaries and Affiliates as though Bank of America were not the Agent hereunder and without notice to or consent of the Lenders. The Lenders acknowledge that, pursuant to such activities, Bank of America or its Affiliates may receive information regarding the Borrower or its Affiliates (including information that may be subject to confidentiality obligations in favor of the Borrower or such Subsidiary) and acknowledge that the Agent shall be under no obligation to provide such information to them. With respect to its Loans, Bank of America shall have the same rights and powers under this Agreement as any other Lender and may exercise the same as though it were not the Agent, and the terms "Lender" and "Lenders" include Bank of America in its individual capacity.

         14.9 Successor Agent. The Agent may resign as Agent upon thirty (30) days' notice to the Lenders. If the Agent resigns under this Agreement, the Majority Lenders shall appoint from among the Lenders a successor agent for the Lenders. If no successor agent is appointed prior to the effective date of the resignation of the Agent, the Agent may appoint, after consulting with the Lenders and the Borrower, a successor agent from among the Lenders. Upon the acceptance of its appointment as successor agent hereunder, such successor agent shall succeed to all the rights, powers and duties of the retiring Agent and the term "Agent" shall mean such successor agent and the retiring Agent's appointment, powers and duties as Agent shall be terminated. After any retiring Agent's resignation hereunder as Agent, the provisions of this Section 14 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement. If no successor agent has accepted appointment as Agent by the date which is thirty (30) days following a retiring Agent's notice of resignation, the retiring Agent's resignation shall nevertheless thereupon become effective and the Lenders shall perform all of the duties of the Agent hereunder until such time, if any, as the Majority Lenders appoint a successor agent as



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provided for above. Notwithstanding the foregoing, in the event that Bank of
America assigns all of its Loans to an Affiliate, whether through direct assignment or indirect assignment by operation of law as a result of any merger or other consolidation, upon the effective date of any such assignment, such Affiliate shall automatically become the successor Agent and all designations or references in this Agreement to Bank of America, N.A., in its individual capacity or as Agent or otherwise, shall be deemed to be a reference to such Affiliate.

         14.10 Withholding Tax. (a) If any Lender is a "foreign corporation, partnership or trust" within the meaning of the Code and such Lender claims exemption from, or a reduction of, U.S. withholding tax under the Code, such Lender agrees with and in favor of the Agent, to deliver to the Agent:

                           (i) if such Lender claims an exemption from, or a reduction of, withholding tax under a United States tax treaty, properly completed IRS Forms W-8ECI and W-8 before the payment of any interest in the first calendar year and before the payment of any interest in each third succeeding calendar year during which interest may be paid under this Agreement;

                           (ii) if such Lender claims that interest paid under this Agreement is exempt from United States withholding tax because it is effectively connected with a United States trade or business of such Lender, two properly completed and executed copies of IRS Form W-8BEN before the payment of any interest is due in the first taxable year of such Lender and in each succeeding taxable year of such Lender during which interest may be paid under this Agreement, and IRS Form W-9; and

                           (iii) such other form or forms as may be required under the Code or other laws of the United States as a condition to exemption from, or reduction of, United States withholding tax.

Such Lender agrees to promptly notify the Agent of any change in circumstances which would modify or render invalid any claimed exemption or reduction.

                  (b) If any Lender claims exemption from, or reduction of, withholding tax under a United States tax treaty by providing IRS Form W-8ECI and such Lender sells, assigns, grants a participation in, or otherwise transfers all or part of the Obligations of the Borrower to such Lender, such Lender agrees to notify the Agent of the percentage amount in which it is no longer the beneficial owner of Obligations of the Borrower to such Lender. To the extent of such percentage amount, the Agent will treat such Lender's IRS Form W-8ECI as no longer valid.

                  (c) If any Lender claiming exemption from United States withholding tax by filing IRS Form W-8BEN with the Agent sells, assigns, grants a participation in, or otherwise transfers all or part of the Obligations of the Borrower to such Lender, such Lender agrees to undertake sole responsibility for complying with the withholding tax requirements imposed by the Code.

                  (d) If any Lender is entitled to a reduction in the applicable withholding tax, the Agent may withhold from any interest payment to such Lender an amount equivalent to the applicable withholding tax after taking into account such reduction. If the forms or other


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documentation required by subsection (a) of this Section are not delivered to the Agent, then the Agent may withhold from any interest payment to such Lender not providing such forms or other documentation an amount equivalent to the applicable withholding tax.

                  (e) If the IRS or any other Governmental Authority of the United States or other jurisdiction asserts a claim that the Agent did not properly withhold tax from amounts paid to or for the account of any Lender (because the appropriate form was not delivered, was not properly executed, or because such Lender failed to notify the Agent of a change in circumstances which rendered the exemption from, or reduction of, withholding tax ineffective, or for any other reason) such Lender shall indemnify the Agent fully for all amounts paid, directly or indirectly, by the Agent as tax or otherwise, including penalties and interest, and including any taxes imposed by any jurisdiction on the amounts payable to the Agent under this Section, together with all costs and expenses (including Attorney Costs). The obligation of the Lenders under this subsection shall survive the payment of all Obligations and the resignation or replacement of the Agent.

         14.11 [INTENTIONALLY OMITTED]

         14.12 Collateral Matters.

                  (a) The Lenders hereby irrevocably authorize the Agent, at its option and in its sole discretion, to release any Agent's Lien upon any Collateral, Pledged Collateral or Guarantor Collateral (i) upon the termination of the Commitments and payment and satisfaction in full by Borrower of all Loans and reimbursement obligations in respect of Letters of Credit, and the termination of all outstanding Letters of Credit (whether or not any of such obligations are due) and all other Obligations; (ii) constituting property being sold or disposed of if the Borrower certifies to the Agent that the sale or disposition is made in compliance with Section 9.9 (and the Agent may rely conclusively on any such certificate, without further inquiry); (iii) constituting property in which the Borrower or a Guarantor owned no interest at the time the Lien was granted or at any time thereafter; or (iv) constituting property leased to the Borrower or LDM Canada under a lease which has expired or been terminated in a transaction permitted under this Agreement. Except as provided above, the Agent will not release any of the Agent's Liens without the prior written authorization of the Lenders in accordance with Section 13.2; provided that the Agent may release the Agent's Liens on Collateral, Pledged Collateral or Guarantor Collateral valued in the aggregate of not more than $5,000,000 without the prior written authorization of the Lenders. Upon request by the Agent or the Borrower at any time, the Lenders will confirm in writing the Agent's authority to release any Agent's Liens upon particular types or items of Collateral, Pledged Collateral or Guarantor Collateral pursuant to this
Section 14.12.

                  (b) Upon receipt by the Agent of any authorization required pursuant to Section 14.1 l(a) from the Majority Lenders or Lenders, as applicable, of the Agent's authority to release any Agent's Liens upon particular types or items of Collateral, Pledged Collateral or Guarantor Collateral, and upon at least five (5) Business Days' prior written request by the Borrower, the Agent shall (and is hereby irrevocably authorized by the Lenders to) execute such documents as may be necessary to evidence the release of the Agent's Liens upon such Collateral, Pledged Collateral or Guarantor Collateral; provided, however, that (i) the Agent shall


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not be required to execute any such document on terms which, in the Agent's opinion, would expose the Agent to liability or create any obligation or entail any consequence other than the release of such Liens without recourse or warranty, and (ii) such release shall not in any manner discharge, affect or impair the Obligations or any Liens (other than those expressly being released) upon (or obligations of the Borrower or a Guarantor in respect of) all interests retained by the Borrower or the relevant Guarantor, including (without limitation) the proceeds of any sale, all of which shall continue to constitute part of the Collateral.

                  (c) The Agent shall have no obligation whatsoever to any of the Lenders to assure that the Collateral, Pledged Collateral or Guarantor Collateral, exists or is owned by the Borrower or a Guarantor or is cared for, protected or insured or has been encumbered, or that the Agent's Liens have been properly or sufficiently or lawfully created, perfected, protected or enforced or are entitled to any particular priority, or to exercise at all or in any particular manner or under any duty of care, disclosure or fidelity, or to continue exercising, any of the rights, authorities and powers granted or available to the Agent pursuant to any of the Loan Documents, it being understood and agreed that in respect of the Collateral, Pledged Collateral or Guarantor Collateral, or any act, omission or event related thereto, the Agent may act in any manner it may deem appropriate, in its sole discretion given the Agent's own interest in the Collateral, Pledged Collateral or Guarantor Collateral, in its capacity as one of the Lenders and that the Agent shall have no other duty or liability whatsoever to any Lender as to any of the foregoing.

         14.13 Restrictions on Actions by Lenders; Sharing of Payments. (a) Each of the Lenders agrees that it shall not, without the express consent of the Agent, and that it shall, to the extent it is lawfully entitled to do so, upon the request of the Agent, set off against the Obligations, any amounts owing by such Lender to the Borrower or any Guarantor or any accounts of the Borrower or such Guarantor now or hereafter maintained with such Lender. Each of the Lenders further agrees that it shall not, unless specifically requested to do so by the Agent, take or cause to be taken any action, including, without limitation, the commencement of any legal or equitable proceedings, to foreclose any Lien on, or otherwise enforce any security interest in, any of the Collateral, Pledged Collateral or Guarantor Collateral, the purpose of which is, or could be, to give such Lender any preference or priority against the other Lenders with respect to the Collateral, Pledged Collateral or Guarantor Collateral.

                  (b) Subject to Section 4.8, if, at any time or times any Lender shall receive (i) by payment, foreclosure, setoff or otherwise, any proceeds of Collateral, Pledged Collateral or Guarantor Collateral, or any payments with respect to the Obligations of the Borrower to such Lender arising under, or relating to, this Agreement or the other Loan Documents, except for any such proceeds or payments received by such Lender from the Agent pursuant to the terms of this Agreement, or (ii) payments from the Agent in excess of such Lender's ratable portion of all such distributions by the Agent, such Lender shall promptly (1) turn the same over to the Agent, in kind, and with such endorsements as may be required to negotiate the same to the Agent, or in same day funds, as applicable, for the account of all of the Lenders and for application to the Obligations in accordance with the applicable provisions of this Agreement, or (2) purchase, without recourse or warranty, an undivided interest and participation in the Obligations owed to the other Lenders so that such excess payment received shall be applied ratably as among the Lenders in accordance with their Pro Rata Shares; provided, however, that if all or part of such excess payment received by the purchasing party is thereafter recovered from it, those purchases


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of participations shall be rescinded in whole or in part, as applicable, and the applicable portion of the purchase price paid therefor shall be returned to such purchasing party, but without interest except to the extent that such purchasing party is required to pay interest in connection with the recovery of the excess payment.

         14.14 Agency for Perfection. Each Lender hereby appoints each other Lender as agent for the purpose of perfecting the Lenders' security interest in assets which, in accordance with Article 9 of the UCC or the applicable provision of the PPSA, can be perfected only by possession. Should any Lender (other than the Agent) obtain possession of any such Collateral, Pledged Collateral or Guarantor Collateral, such Lender shall notify the Agent thereof, and, promptly upon the Agent's request therefor shall deliver such Collateral, Pledged Collateral or Guarantor Collateral, to the Agent or in accordance with the Agent's instructions.

         14.15 Payments by Agent to Lenders. All payments to be made by the Agent to the Lenders shall be made by bank wire transfer or internal transfer of immediately available funds to: Bank of America, N.A., Chicago, Illinois 60697, ABA 07 1000039, Account No. 8666700418, for Bank of America, N.A., or pursuant to such other wire transfer instructions as each party may designate for itself by written notice to the Agent. Concurrently with each such payment, the Agent shall identify whether such payment (or any portion thereof) represents principal, premium or interest on the Revolving Loans or otherwise.

         14.16 Concerning the Collateral and the Related Loan Documents. Each Lender authorizes and directs the Agent to enter into this Agreement and the other Loan Documents relating to the Collateral, Pledged Collateral and Guarantor Collateral, for the ratable benefit of the Lenders. Each Lender agrees that any action taken by the Agent or Majority Lenders in accordance with the terms of this Agreement or the other Loan Documents relating to the Collateral, Pledged Collateral and Guarantor Collateral and the exercise by the Agent or the Majority Lenders of their respective powers set forth therein or herein, together with such other powers that are reasonably incidental thereto, shall be binding upon all of the Lenders.

         14.17 Field Audit and Examination Reports; Disclaimer by Lenders. By signing this Agreement, each Lender:

                  (a) is deemed to have requested that the Agent furnish such Lender, promptly after it becomes available, a copy of each field audit or examination report (each a "Report" and collectively, "Reports") prepared by the Agent;

                  (b) expressly agrees and acknowledges that neither Bank of America nor the Agent (i) makes any representation or warranty as to the accuracy of any Report, or (ii) shall be liable for any information contained in any Report;

                  (c) expressly agrees and acknowledges that the Reports are not comprehensive audits or examinations, that the Agent or other party performing any audit or examination will inspect only specific information regarding the Borrower and the Guarantors and will rely significantly upon the Borrower's books and records, as well as on representations of the Borrower's personnel;

                  (d) agrees to keep all Reports confidential and strictly for its internal use, and not to distribute or use any Report in any other manner; and

                  (e) without limiting the generality of any other indemnification provision contained in this Agreement, agrees: (i) to hold the Agent and any such other Lender preparing a Report harmless from any action the indemnifying Lender may take or conclusion the indemnifying Lender may reach or draw from any Report in connection with any loans or other credit accommodations that the indemnifying Lender has made or may make to the Borrower, or the indemnifying Lender's participation in, or the indemnifying Lender's purchase of, a loan or loans of the Borrower; and (ii) to pay and protect, and indemnify, defend and hold the Agent and any such other Lender preparing a Report harmless from and against, the claims, actions, proceedings, damages, costs, expenses and other amounts (including, without limitation attorney costs) incurred by the Agent and any such other Lender preparing a Report as the direct or indirect result of any third parties who might obtain all or part of any Report through the indemnifying Lender.

                                   ARTICLE 15

                                  MISCELLANEOUS

         15.1 Cumulative Remedies; No Prior Recourse to Collateral. The enumeration herein of the Agent's and each Lender's rights and remedies is not intended to be exclusive, and such rights and remedies are in addition to and not by way of limitation of any other rights or remedies that the Agent and the Lenders may have under the UCC or other applicable law. The Agent and the Lenders shall have the right, in their sole discretion, to determine which rights and remedies are to be exercised and in which order. The exercise of one right or remedy shall not preclude the exercise of any others, all of which shall be cumulative. The Agent and the Lenders may, without limitation, proceed directly against the Borrower to collect the Obligations without any prior recourse to the Collateral, the Pledged Collateral or the Guarantor Collateral. No failure to exercise and no delay in exercising, on the part of the Agent or any Lender, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

         15.2 Severability. The illegality or unenforceability of any provision of this Agreement or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Agreement or any instrument or agreement required hereunder.

         15.3 Governing Law; Choice of Forum; Service of Process; Jury Trial Waiver. (a) THIS AGREEMENT SHALL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICT OF LAWS PROVISIONS PROVIDED THAT PERFECTION ISSUES WITH RESPECT TO ARTICLE 9 OF THE UCC MAY GIVE EFFECT TO APPLICABLE CHOICE OR CONFLICT OF LAW RULES SET FORTH IN ARTICLE 9 OF THE UCC) OF THE STATE OF ILLINOIS; PROVIDED THAT THE AGENT AND THE LENDERS SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

                  (b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF ILLINOIS OR OF THE UNITED STATES FOR THE NORTHERN DISTRICT OF ILLINOIS, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, THE BORROWER, THE AGENT AND THE LENDERS CONSENT, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH OF THE BORROWER, THE AGENT AND THE LENDERS IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR ANY DOCUMENT RELATED HERETO. NOTWITHSTANDING THE FOREGOING:
(1) THE AGENT AND THE LENDERS SHALL HAVE THE RIGHT TO BRING ANY ACTION OR PROCEEDING AGAINST THE BORROWER OR ITS PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION THE AGENT OR THE LENDERS DEEM NECESSARY OR APPROPRIATE IN ORDER TO REALIZE ON THE COLLATERAL OR OTHER SECURITY FOR THE OBLIGATIONS AND (2) EACH OF THE PARTIES HERETO ACKNOWLEDGES THAT ANY APPEALS FROM THE COURTS DESCRIBED IN THE IMMEDIATELY PRECEDING SENTENCE MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE THOSE JURISDICTIONS.

                  (c) THE BORROWER HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE BY REGISTERED MAIL (RETURN RECEIPT REQUESTED) DIRECTED TO THE BORROWER AT ITS ADDRESS SET FORTH IN SECTION 15.8 AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED FIVE (5) DAYS AFTER THE SAME SHALL HAVE BEEN SO DEPOSITED IN THE U.S. MAILS. NOTHING CONTAINED HEREIN SHALL AFFECT THE RIGHT OF AGENT OR THE LENDERS TO SERVE LEGAL PROCESS BY ANY OTHER MANNER PERMITTED BY LAW.

                  (d) NOTWITHSTANDING ANY OTHER PROVISION OF THIS AGREEMENT TO THE CONTRARY, ANY CONTROVERSY OR CLAIM BETWEEN OR AMONG THE PARTIES, INCLUDING BUT NOT LIMITED TO THOSE ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND ANY CLAIM BASED ON OR ARISING FROM AN ALLEGED TORT, SHALL AT THE REQUEST OF EITHER PARTY HERETO BE DETERMINED BY ARBITRATION. The arbitration shall be conducted in accordance with the United States Arbitration Act (Title 9, U.S. Code), notwithstanding any choice of law provision in this Agreement, and under the Commercial Rules of the American Arbitration Association ("AAA"). The arbitrator(s) shall give effect to statutes of limitation in determining any claim. Any controversy concerning whether an issue is arbitrable shall be determined by the arbitrator(s). Judgment upon the arbitration award may be entered in any court having jurisdiction. The institution and maintenance of an action for judicial relief or pursuant to a provisional or ancillary remedy shall not constitute a waiver of the right of either party, including the plaintiff, to submit the controversy or claim to arbitration if any other party contests such action for judicial relief.

                  (e) Notwithstanding the provisions of (d) above, no controversy or claim shall be submitted to arbitration without the consent of all parties if, at the time of the proposed submission, such controversy or claim arises from or related to an obligation to the Lender which is secured by real estate property collateral (exclusive of real estate space lease assignments). If all the parties do not consent to submission of such a controversy or claim to arbitration, the controversy or claim shall be determined as provided in this Section 15.3(e).

                  (f) At the request of either party a controversy or claim which is not submitted to arbitration as provided and limited in Section 15.3(d) and (e) shall be determined by judicial reference. If such an election is made, the parties shall designate to the court a referee or referees selected under the auspices of the AAA in the same manner as arbitrators are selected in AAA-sponsored proceedings. The presiding referee of the panel, or the referee if there is a single referee, shall be an active attorney or retired judge. Judgment upon the award rendered by such referee or referees shall be entered in the court in which such proceeding was commenced.

                  (g) No provision of Sections (d) through (g) shall limit the right of the Agent or the Lenders to exercise self-help remedies such as setoff, foreclosure against or sale of any real or personal property collateral or security, or obtaining provisional or ancillary remedies from a court of competent jurisdiction before, after, or during the pendency of any arbitration or other proceeding. The exercise of a remedy does not waive the right of either party to resort to arbitration or reference. At the Agent's option, foreclosure under a deed of trust or mortgage may be accomplished either by exercise of power of sale under the deed of trust or mortgage or by judicial foreclosure.

         15.4 Waiver of Jury Trial. (a) SUBJECT TO THE PROVISIONS OF SECTION 15.3(d), THE BORROWER, THE LENDERS AND THE AGENT EACH WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AGREEMENT, THE OTHER LOAN DOCUMENTS, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR ANY AGENT-RELATED PERSON, PARTICIPANT OR ASSIGNEE, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. THE BORROWER, THE LENDERS AND THE AGENT EACH AGREE THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS OR ANY PROVISION HEREOF OR THEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

                  (b) THE BORROWER AGREES THAT IT WILL NOT ASSERT AGAINST AGENT OR ANY LENDER ANY CLAIM FOR CONSEQUENTIAL, INCIDENTAL, SPECIAL OR PUNITIVE DAMAGES IN CONNECTION WITH THIS AGREEMENT OR

ANY OF THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

         15.5 Survival of Representations and Warranties. All of the Borrower's representations and warranties contained in this Agreement shall survive the execution, delivery, and acceptance thereof by the parties, notwithstanding any investigation by the Agent or the Lenders or their respective agents.

         15.6 Other Security and Guaranties. The Agent, may, without notice or demand and without affecting the Borrower's obligations hereunder, from time to time: (a) take from any Person and hold collateral (other than the Collateral) for the payment of all or any part of the Obligations and exchange, enforce or release such collateral or any part thereof; and (b) accept and hold any endorsement or guaranty of payment of all or any part of the Obligations and release or substitute any such endorser or guarantor, or any Person who has given any Lien in any other collateral as security for the payment of all or any part of the Obligations, or any other Person in any way obligated to pay all or any part of the Obligations.

         15.7 Fees and Expenses. The Borrower agrees to pay to the Agent, for its benefit, on demand, all reasonable costs and expenses that Agent pays or incurs in connection with the negotiation, preparation, consummation, administration, enforcement, and termination of this Agreement, including, without limitation: (a) Attorney Costs; (b) costs and expenses (including attorneys' and paralegals' fees and disbursements which shall include the allocated costs of Agent's in-house counsel fees and disbursements) for any amendment, supplement, waiver, consent, or subsequent closing in connection with the Loan Documents and the transactions contemplated thereby; (c) costs and expenses of lien and title searches and title insurance; (d) taxes, fees and other charges for recording mortgages, filing financing statements and continuations, and other actions to perfect, protect, and continue the Agent's Liens (including costs and expenses paid or incurred by the Agent in connection with the consummation of Agreement); (e) sums paid or incurred to pay any amount or take any action required of the Borrower under the Loan Documents that the Borrower fails to pay or take; (f) costs of appraisals, inspections, and verifications of the Collateral, Pledged Collateral and Guarantor Collateral, including, without limitation, travel, lodging, and meals for inspections of the Collateral, Pledged Collateral and Guarantor Collateral, and the Borrower's operations by the Agent's and each of the Lenders' agents plus the Agent's then customary charge for field examinations and audits and the preparation of reports thereof (such charge is currently $500 per day (or portion thereof) for each agent or employee of the Agent with respect to each field examination or audit); (g) costs and expenses of forwarding loan proceeds, collecting checks and other items of payment, and establishing and maintaining Payment Accounts and lock boxes; (h) costs and expenses of preserving and protecting the Collateral, Pledged Collateral and Guarantor Collateral; and (i) costs and expenses (including attorneys' and paralegals' fees and disbursements which shall include the allocated cost of Agent's in-house counsel fees and disbursements) paid or incurred to obtain payment of the Obligations, enforce the Agent's Liens, sell or otherwise realize upon the Collateral, Pledged Collateral or Guarantor Collateral, and otherwise enforce the provisions of the Loan Documents, or to defend any claims made or threatened against the Agent or any Lender arising out of the transactions contemplated hereby (including without limitation, preparations for and consultations concerning any such matters). The foregoing shall not be construed to limit any other provisions of the Loan Documents regarding costs and expenses to be paid by the Borrower. All of the foregoing costs and expenses shall be charged to the Borrower's Loan Account as Revolving Loans as described in Section 4.7.

         15.8 Notices. Except as otherwise provided herein, all notices, demands and requests that any party is required or elects to give to any other shall be in writing, or by a telecommunications device capable of creating a written record, and any such notice shall become effective (a) upon personal delivery thereof, including, but not limited to, delivery by overnight mail and courier service, (b) four (4) days after it shall have been mailed by United States mail, certified or registered, with postage prepaid, or (c) in the case of notice by such a telecommunications device, when properly transmitted, in each case addressed to the party to be notified as follows:

If to the Agent or to Bank of America:

         Bank of America, N.A.
         231 South LaSalle Street
         16th Floor
         Chicago, Illinois 60697
         Attention: Portfolio Manager, LDM
         Fax No.: (312) 974-8760

If to Borrower:

         LDM Technologies, Inc.
         2500 Executive Hills Drive
         Auburn Hills, MI 48326
         Attention: Brad Frederick
         Fax No.: (248) 858-4122


         with copies to:

         LDM Technologies, Inc.
         2500 Executive Hills Drive
         Auburn Hills, MI 48326
         Attention: Gary E. Borushko
         Fax No.: (248) 858-2812

         and

         Dean & Fulkerson, P.C.
         Fifth Floor
         801 West Big Beaver Road
         Troy, Michigan 48084-4767
         Attention: Michael B. Lewis
         Fax No. (248) 362-1358
or to such other address as each party may designate for itself by like notice. Failure or delay in delivering copies of any notice, demand, request, consent, approval, declaration or other communication to the persons designated above to receive copies shall not adversely affect the effectiveness of such notice, demand, request, consent, approval, declaration or other communication.

         15.9 Waiver of Notices. Unless otherwise expressly provided herein, the Borrower waives presentment, protest and notice of demand or dishonor and protest as to any instrument, notice of intent to accelerate the Obligations and notice of acceleration of the Obligations, as well as any and all other notices to which it might otherwise be entitled. No notice to or demand on the Borrower which the Agent or any Lender may elect to give shall entitle the Borrower to any or further notice or demand in the same, similar or other circumstances.

         15.10 Binding Effect. The provisions of this Agreement shall be binding upon and inure to the benefit of the respective representatives, successors, and assigns of the parties hereto; provided, however, that no interest herein may be assigned by the Borrower without prior written consent of the Agent and each Lender. The rights and benefits of the Agent and the Lenders hereunder shall, if such Persons so agree, inure to any party acquiring any interest in the Obligations or any part thereof.

         15.11 Indemnity of the Agent and the Lenders by the Borrower. The Borrower agrees to defend indemnify and hold the Agent-Related Persons, and each Lender and each of its respective officers, directors, employees, counsel, agents and attorneys-in-fact (each, an "Indemnified Person") harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, charges, expenses and disbursements (including Attorney Costs) of any kind or nature whatsoever which may at any time (including at any time following repayment of the Loans and the termination, resignation or replacement of the Agent or replacement of any Lender) be imposed on, incurred by or asserted against any such Person in any way relating to or arising out of this Agreement or any document contemplated by or referred to herein, or the transactions contemplated hereby, or any action taken or omitted by any such Person under or in connection with any of the foregoing, including with respect to any investigation, litigation or proceeding (including any Insolvency Proceeding or appellate proceeding) related to or arising out of this Agreement or the Loans or the use of the proceeds thereof, whether or not any Indemnified Person is a party thereto (all the foregoing, collectively, the "Indemnified Liabilities"); provided, that the Borrower shall have no obligation hereunder to any Indemnified Person with respect to Indemnified Liabilities resulting solely from the gross negligence or willful misconduct of such Indemnified Person. The agreements in this Section shall survive payment of all other Obligations.

         15.12 Final Agreement. This Agreement and the other Loan Documents are intended by the Borrower, the Agent and the Lenders to be the final, complete, and exclusive expression of the agreement between them. This Agreement supersedes any and all prior oral or written agreements relating to the subject matter hereof. No modification, rescission, waiver, release, or amendment of any provision of this Agreement or any other Loan Document shall be made, except by a written agreement signed by the Borrower and a duly authorized officer of each of the Agent and the requisite Lenders.

         15.13 Amendment and Restatement.

                  (a) This Agreement amends and restates in its entirety the Prior Credit Agreement and, upon effectiveness of this Agreement, the terms and provisions of the Prior Credit Agreement shall, subject to this Section 15.13, be superseded hereby.

                  (b) All references to the "Credit Agreement" contained in the Loan Documents delivered in connection with the Prior Credit Agreement shall be deemed to refer to this Amended and Restated Loan and Security Agreement.

                  (c) Notwithstanding the amendment and restatement of the Prior Credit Agreement by this Agreement, the Revolving Loans and all other Obligations owing to the Lenders by the Borrower under the Prior Credit Agreement shall constitute continuing Obligations of the Borrower hereunder and shall continue to be secured by the Collateral.

                  (d) The Revolving Loans and all other Obligations owed to the Lenders by the Borrower under the Prior Credit Agreement and the Liens securing payment thereof shall in all respects be continuing (as amended and restated hereby), and this Agreement shall not be deemed to evidence or result in a novation, or repayment and re-borrowing, of the Revolving Loans or such other Obligations. Upon the effective date of this Agreement, all Revolving Loans and all other Obligations owed to the Lenders by the Borrower under the Prior Credit Agreement shall automatically be deemed to be Revolving Loans or other Obligations hereunder and all Letters of Credit issued pursuant to the Prior Credit Agreement shall automatically be deemed to have been issued hereunder.

                  (e) In furtherance of and without limiting the foregoing, from and after the Closing Date, the terms, conditions, and covenants governing the Revolving Loans and all other Obligations under the Prior Credit Agreement shall be solely as set forth in this Agreement, which shall supersede the Prior Credit Agreement in its entirety (provided that all rights to indemnification of the Lenders arising pursuant to the Prior Credit Agreement shall survive the amendment and restatement of the Prior Credit Agreement pursuant to this Agreement).

         15.14 Counterparts. This Agreement may be executed in any number of counterparts, and by the Agent, each Lender and the Borrower in separate counterparts, each of which shall be an original, but all of which shall together constitute one and the same agreement.

         15.15 Captions. The captions contained in this Agreement are for convenience of reference only, are without substantive meaning and should not be construed to modify, enlarge, or restrict any provision.

         15.16 Right of Setoff. In addition to any rights and remedies of the Lenders provided by law, if an Event of Default exists or the Loans have been accelerated, each Lender is authorized at any time and from time to time, without prior notice to the Borrower, any such notice being waived by the Borrower to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held by, and other indebtedness at any time owing by, such Lender to or for the credit or the account of the Borrower against any and all Obligations owing to such Lender, now or hereafter existing, irrespective of whether or not the Agent or such Lender shall have made demand under this Agreement or any Loan Document and although such Obligations may be contingent or unmatured. Each Lender agrees promptly to notify the Borrower and the Agent after any such set-off and application made by such Lender; provided, however, that the failure to give such notice shall not affect the validity of such set-off and application.

                                      * * *

         IN WITNESS WHEREOF, the parties have entered into this Amended and Restated Loan and Security Agreement on the date first above written.


                                           LDM TECHNOLOGIES, INC., as Borrower

                                           By: /s/ Gary E. Borushko
                                               ---------------------------------
                                           Title:  Chief Financial Officer
                                               ---------------------------------



                       [LDM LOAN AND SECURITY AGREEMENT]

                                 BANK OF AMERICA, N.A., as the Agent

                                 By: /s/ Mary C. Lindsey
                                    --------------------------------

                                 Title:  Vice President
                                        ----------------------------



                                 BANK OF AMERICA, N.A., as a Lender

                                 By: /s/ Mary C. Lindsey
                                    --------------------------------
                                 Title:  Vice President
                                        ----------------------------



























                       [LDM LOAN AND SECURITY AGREEMENT]

                                    FLEET CAPITAL CORPORATION, as a
                                    Lender

                                    By: /s/ Paula J. Naour
                                       -----------------------------
                                    Title: SVP
                                       -----------------------------


















                       [LDM LOAN AND SECURITY AGREEMENT]

                                 COMERICA BANK, as a Lender


                                 By: /s/ Rodney C. Clarke
                                    ----------------------------------

                                 Title: Corporate Banking Officer
                                        ------------------------------



                       [LDM LOAN AND SECURITY AGREEMENT]

                                 THE CIT GROUP/BUSINESS CREDIT,
                                 INC., as a Lender



                                 By:  /s/ James C. Simpson
                                    ------------------------------------

                                 Title: Vice President
                                    ------------------------------------







































                       [LDM LOAN AND SECURITY AGREEMENT]

                                  SCHEDULE 1.1



LENDER                                                   COMMITMENT              PERCENTAGE
Bank of America, N.A.                                  $35,926,380.00             57.026%
Fleet National Bank                                    $ 5,874,750.00              9.325%
Comerica Bank                                          $ 9,450,000.00             15.000%
The CIT Group/Business Credit, Inc.                    $11,748,870.00             18.649%

TOTAL:                                                 $63,000,000.00                100%

                                     SCHEDULE 6.3

             CHIEF EXECUTIVE OFFICE LOCATIONS. STATE OF FORMATION;
                    RECORDS LOCATIONS; COLLATERAL LOCATIONS


                                          State of
Entity                                    Formation          Location
------                                    ---------          --------
LDM Technologies, Inc.                    Michigan           2500 Executive Hills Drive, Auburn Hills
                                                             Michigan, 48326

LDM Holding Canada, Inc.                  Michigan           2500 Executive Hills Drive, Auburn Hills
                                                             Michigan, 48326

LDM Technologies Company                  Michigan           4 Seneca Road, Leamington, Ontario
                                                             Canada, N8H 3X4

                          RECORDS/COLLATERAL LOCATION



Entity/Facility                                                              Owned/Leased/Bailment
---------------                                                              ---------------------
I.        LDM Technologies, Inc.

          2500 Executive Hills Drive, Auburn Hills, Michigan, 48326                     Owned

          110 North Eighth Street, Byesville, Ohio, 43723                               Owned

          600 South Clinton, Circleville, Ohio, 43113                                   Owned

          309 Eddy Lane, Franklin, Tennessee, 37064                                     Owned

          800 Independence, Napoleon, Ohio, 43545                                       Leased

          1219 Fred W. Moore Highway, St. Clair, Michigan                               Owned

          5020 White Lake Road, Clarkston, Michigan, 48346                              Owned

          705 E. Van Riper Road, Fowlerville, Michigan, 48836                           Owned

          1502 Old U.S. 23, Hartland, Michigan, 48353-0450                              Owned

          30100 South Hill Road, New Hudson, Michigan 48165                             Owned

          30150 South Hill Road, New Hudson, Michigan, 48165                            Owned

           300 South Progress Dr. East, Kendallville, Indiana 46755                     Owned

           2233 Petit, Port Huron, Michigan 48060                                       Leased

           60-l00 Seltzer Road, Croswell, Michigan 48422                                Leased

           1701 Sinclair, St. Clair, Michigan 48079                                     Leased

           5601 East Harrison, Harlingen, Texas 78550                                   Leased

           1314 Cedar Street, Port Huron, Michigan 48060                                Leased

           2325-2326 North Penn Road, Hatfield, Pennsylvania 19440                      Bailment


II.        LDM Holding Canada, Inc.                                                     None


III.       LDM Technologies Company

           4 Seneca Road, Leamington, Ontario
           Canada N8H 3X4                                                               Owned

           125 Gibson Drive, Markham, Ontario Canada L3R3K7                             Bailment

           50 Victoria Street North
           Leamington, Ontario, Canada                                                  Leased

           230 Albuna Townline Road (Mersea Twp.)
           Leamington, Ontario, Canada                                                  Leased

           179 Lansdowne Street
           Kingsville, Ontario, Canada                                                  Leased

                                  SCHEDULE 8.3

                         FOREIGN QUALIFICATION LOCATIONS

LDM Technologies, Inc.

1.       Ohio

2.       Tennessee

3.       Ontario, Canada

4.       Texas

5.       Indiana

6.       United Kingdom (England and Wales)

7.       Germany


LDM Holding Canada, Inc.

None


LDM Technologies Company

1.       Ontario, Canada

                                  SCHEDULE 8.4

                     PRIOR NAMES OF BORROWER AND GUARANTORS

1. LDM Industries, Inc. was incorporated on January 15, 1985. LDM Industries, Inc. purchased 75% of the shares of GL Industries of Indiana, Inc., d/b/a Como Plastics Corporation on April 28, 1993, now doing business as Como Products. On April 15, 1994, all the assets and liabilities of GL Industries of Indiana, Inc. were sold to New GLI, Inc., an Indiana corporation, which is now d/b/a "Como Products." On this date a new independent partner joined New GLI, and purchased all but 36.75% of the Company's interest.

2. LOR, Inc. and LDM Sales Associates, Inc. merged into LDM Industries Inc., filed on July 26, 1994, effective July 31, 1994.

3. Arrow, N.A., Inc. merged into LDM Industries Inc., filed on September 20, 1996, effective September 28, 1996.

4. LDM Industries Inc. has transacted business under the assumed name LDM Technologies, Inc. since May 23, 1994.

5. LDM Industries, Inc. has transacted business under the assumed name Arrow N.A., Inc. since October 17, 1996.

6. LDM Industries, Inc. amended its Articles of Incorporation so as to change the name of the corporation to LDM Technologies, Inc. on November 13, 1996. LDM Technologies, Inc. transacts business under the assumed name LDM Industries, Inc. as of the same day.

7. LDM Technologies Company, a Nova Scotia unlimited liability company, is an amalgamation of Arrow Moulded Plastics of Canada Limited and 3001422 Nova Scotia Company. Arrow Molded Plastics of Canada Inc. changed its name to Arrow Moulded Plastics of Canada Ltd. on November 18, 1993. Arrow Moulded Plastics of Canada Ltd. changed its name to Arrow Moulded Plastics of Canada Limited on September 19, 1996. Arrow Moulded Plastics of Canada Limited previously conducted business as Arrow Moulded Plastics of Canada, Inc. Arrow Molded Plastics, Inc. acquired the assets of Aeroquip Corporation on December 10, 1993. Arrow Moulded Plastics of Canada Limited purchased the assets of Windsor Plastic Products Limited on December 23, 1994, as well as the assets of Knapp Plastics Limited Partnership and Knapp Plastics, Inc. on November 15, 1993.

8. LDM Technologies, Inc. purchased 100% of the shares of Kenco Plastics, Inc., a Michigan corporation, and of Kenco Plastics, Inc., a Kentucky corporation, on October 1,1997. These corporations were merged into LDM Technologies, Inc. effective January 7, 1998.

9. LDM Technologies, Inc., purchased 100% of the shares of Huron Plastics Group, Inc., ("HPG)", a Michigan corporation, and substantially all of the assets of Tadim, Inc., a

         Michigan corporation, on February 6, 1998. At the time of such acquisition, HPG owned 100% of the outstanding stock of the following Michigan corporations: Lakeport Plastics, Inc., HPG Body Systems, Inc., and HPG Chassis Systems, Inc. These corporations were merged into LDM Technologies, Inc. effective February 6, 1998.

10. The assets of Kenco Plastics, Inc. were sold into a joint venture (DBM Technologies, LLC) which is 49% owned by LDM. The effective date of the sale was December 31, 1998.

                                  SCHEDULE 8.5

                          SUBSIDIARIES AND AFFILIATES

                                                                                  JURISDICTION OF
                                          OWNED BY AND                            INCORPORATION/
NAME                                      PERCENTAGE OWNED                        ORGANIZATION.
----                                      ----------------                        ---------------
Subsidiaries

LDM Technologies, S. de                   LDM Holding Mexico, Inc.                Mexican limited liability
R.L.                                      (1%) and LDM Technologies,              company
                                          Inc. (99%)

LDM Holding Canada, Inc.                  LDM Technologies, Inc.                  Michigan corporation
                                          (100%)

LDM Technologies Company                  LDM Holding Canada, Inc.                Nova Scotia unlimited
                                          (100%)                                  liability company

LDM Technologies GmbH                     LDM Technologies, Inc.                  Germany limited
                                          (100%)                                  liability company

LDM Holding Mexico, Inc.                  LDM Technologies, Inc.                  Michigan corporation
                                          (100%)

Affiliates

New GLI, Inc.,                            LDM Technologies, Inc.                  Indiana corporation
d/b/a Como Products                       (36.75%)

DBM Technologies, LLC                     LDM Technologies, Inc.                  Michigan limited liability
                                          (49%)                                   company

                                  SCHEDULE 8.9

                                      DEBT

          Variable Rate Demand Limited Obligation Revenue Bond Series 1994 for the benefit of Molmec, Inc. issued by Michigan Strategic Fund in original principal amount of $5,000,000 and maturing on December 1, 2014, with interest payable semi-annually. These obligations are being assumed by the Borrower pursuant to the Acquisition Agreements and the obligations are supported by an irrevocable letter of credit issued to Society Bank, as trustee.

         Multi-Option Adjustable Rate Notes due April 11, 2015 (the "Arrow Bonds") in original principal amount of $9,000,000, with interest payable monthly, sold by Arrow N.A., Inc., then a wholly-owned subsidiary of the Borrower which subsequently merged into the Borrower. The Arrow Bonds are backed by an irrevocable letter of credit.

         Senior Subordinated Bonds due 2007 in original principal amount of $110,000,000.00 with interest payable semi-annually (January and July) at an annual rate of 10.75%.

                                  SCHEDULE 8.12

                            REAL PROPERTY AND LEASES
Owned

I.A.     LDM Technologies, Inc.

         2500 Executive Hills Drive
         Auburn Hills, Michigan 48326

         110 North Eighth Street
         Byesville, Ohio 43723

         600 South Clinton
         Circleville, Ohio 43113

         309 Eddy Lane
         Franklin, Tennessee 370674

         5020 White Lake Road
         Clarkston, Michigan 48346

         705 Van Riper Road
         Fowlerville, Michigan 48336

         1502 Old U.S. 23
         Hartland, Michigan 48430

         30150 South Hill Road
         New Hudson, Michigan 48165


II.A.    LDM Technologies Comuanv

         4 Seneca Road
         Leamington, Ontario
         Canada N8H 3X4


Leased

I.B.     LDM Technologies, Inc.

         800 Independence
         Napoleon, Ohio 43545

          2233 Petit
          Port Huron, Michigan 48060

          60-l00 Seltzer Road
          Croswell, Michigan 48422

          1701 Sinclair
          St. Clair, Michigan 48079

          5601 East Harrison
          Harlingen, Texas 78550

          1314 Cedar Street
          Port Huron, Michigan 48060


II.B.     LDM Technologies, Inc.

          50 Victoria Street North
          Leamington, Ontario, Canada

          230 Albuna Townline Road (Meresa Twp.)
          Leamington, Ontario, Canada

          179 Lansdowne Street
          Kingsville, Ontario, Canada

                                  SCHEDULE 8.13

                               PROPRIETARY RIGHTS


U.S. PATENTS:                                                         ISSUED

        5,428,879 .................................................July 4, 1995

        5,329,889 ................................................July 19, 1994

        5,298,306 ...............................................March 29, 1994

        5,194,038 ...............................................March 16, 1993

        5,325,981 .................................................July 5, 1994



U.S. PATENT APPLICATIONS:                                                FILED

        08/23,573 ..................................................May 5, 1994

        08/186,413 ...............................................March 7, 1994

        08/632,948 ..............................................April 16, 1996



FOREIGN APPLICATIONS:                                                 FILED

        PCT/US93/03611...........................................April 16, 1993



LICENSE AGREEMENTS


1. License Agreement for CDW-27 DeGas bottle between Seeber GmbH-SRL and Molmec, Inc. Dated May 11, 1990.

2. License Agreement for FN-10 DeGas bottle between Seeber GmbH-SRL and Molmec, Inc. Dated February 13, 1992

3. Exclusive License Agreement between D.P.I. and Daniel H. Pierce as licensors and Huron Engineering Services, Inc. (4,879,978; 5,143,351; 5,255,640), dated November 25, 1992.


4. License and Technical Assistance Agreement between Huron Plastics Group, Inc. and Hitachi Chemical Company, Ltd., dated May 25, 1994.

5. License and Technical Assistance Agreement between Huron Plastics Group, Inc. and Kwangsung Corporation, Ltd., dated October 5, 1994.


6. Limited License and Purchase and Sale Agreement between ThreeBond U.S.A., Inc., and Huron Engineering Services, Inc., dated May 30, 1990.

                                  SCHEDULE 8.14

                            TRADE NAMES/TRADE STYLES


                                      None.

                                 SCHEDULE 8.15

                                   LITIGATION

                                     None.

                                  SCHEDULE 8.17


                                 LABOR DISPUTES

                                     None.

                                 SCHEDULE 8.18

                      EXCEPTIONS FOR ENVIRONMENTAL MATTERS

The following matters:

1. All those matters described in Environmental Questionnaires previously provided by Borrower to Lender.

    A. Environmental Questionnaire - Real Estate Secured Loans regarding property known as: Molmec Inc., Nova Division, 7474 West Van Riper Road, Fowlerville, Michigan, dated 12/23/93, including attachments/appendices and including, but not limited to, a Phase I Environmental Site Assessment prepared by International Technology Corporation dated December, 1996.

    B. Environmental Questionnaire - Real Estate Secured Loans regarding property known as: Molmec, Inc., Hartland Division, 1502 Old U.S. 23, Hartland, Michigan, dated 12/23/93, including attachments/appendices and including, but not limited to, a Phase 1 Environmental Site Assessment prepared by International Technology Corporation dated December, 1996.

    C. Environmental Questionnaire - Real Estate Secured Loans regarding property known as: Molmec, Inc., Avon Division, 2776 Commerce Road, Rochester Hills, Michigan, dated 12/23/96, including attachments/appendices and including, but not limited to, a Phase 1 Environmental Site Assessment prepared by International Technology Corporation dated December, 1996.

    D. Environmental Questionnaire - Real Estate Secured Loans regarding Molmec, Inc. Headquarters, 2655 East Oakley Road, Walled Lake, Michigan, dated 12/23/96, including attachments/appendices and including, but not limited to, a Phase 1 Environmental Site Assessment prepared by International Technology Corporation dated December, 1996.

    E. Environmental Questionnaire - Real Estate Secured Loans regarding Molmec, Inc. Deco-Trim Division, 30150 South Hill Road, New Hudson, Michigan, dated 12/23/96, including attachments/appendices and including, but not limited to, a Phase I Environmental Site Assessment prepared by International Technology Corporation dated December, 1996, Remedial Action Plan prepared by Clayton Environmental dated July 30, 1996, Phase II Subsurface Examination of Testing Engineers and Consultants, Inc. dated August 30, 1992 and December 11, 1996 Michigan Department of Environmental Quality provisional acceptance of remedial action plan letter.

    F. Environmental Questionnaire - Real Estate Secured Loans regarding Molmec, Inc., White Lake Division, 5020 White Lake Road, Clarkston, Michigan, dated 12/23/96,

Exceptions to Environmental Laws
Page 2


          including attachments/appendices and including, but not limited to, a Phase I Environmental Site Assessment prepared by International Technology Corporation dated December, 1996.

    G. Environmental Questionnaire - Real Estate Secured Loans regarding Arrow North America, 800 Independence Drive, Napoleon, Ohio, dated 12/23/96, including attachments/appendices.



    H. Environmental Questionnaire - Real Estate Secured Loans regarding Arrow North America, 110 North Eighth Street, Byesville, Ohio, dated 12/23/96, including attachments/appendices, including, but not limited to, Phase I Environmental Site Assessment prepared by R.D. Zande & Associates, Inc., October 1995; correspondence from R.D. Zande & Associates, Inc., to Mr. Jeff Pfeiffer, Arrow North America, Inc., dated November 8, 1995, regarding Phase II BSA-UST Closure Borings; pages 1 through 10 of NPDES Permit No. 01Q00022 BD; preliminary notification of annual discharge fee from Ohio EPA, dated July 26, 1995.


    I. Environmental Questionnaire - Real Estate Secured Loans regarding Arrow Canada, Ltd., 4 Seneca Road, Leamington, Ontario, Canada, dated December 23, 1996, including attachments/appendices, including, but not limited to, Environmental Site Assessment, Phase I, prepared by Trow Consulting Engineers, Ltd., dated October, 1005.

    J. Environmental Questionnaire - Real Estate Secured Loans regarding LDM Technologies, 1250 Maplelawn, Troy, Michigan, dated 12/23/96, including attachments/appendices.

    K. Environmental Questionnaire - Real Estate Secured Loans regarding LDM Technologies, Inc., 2500 Executive Hills Drive, Auburn Hills, Michigan, dated 12/23/96, including attachments/appendices, including, but not limited to, Phase I Environmental Liability Assessment prepared by O'Brien & Gere Engineers, Inc., February, 1994; Environmental Abatement Risk Assessment Site No. 8, prepared bu
          Techna Corporation, dated December 19, 1989.

    L. Environmental Questionnaire - Real Estate Secured Loans regarding Arrow North America, 600 South Clinton Road, Circleville, Ohio, dated 12/23/96, including attachments/appendices, including, but not limited to, Phase I Environmental Site Assessment prepared by R.D. Zande & Associates, dated October, 1995; Ohio Department of Health Prior Notification of Asbestos Hazards Abatement Project

Exceptions to Environmental Laws
Page 3

          dated 3/1/96; Ohio BPA Notification of Demolition and Renovation.

    M. Environmental Questionnaire - Real Estate Secured Loans regarding Arrow North America, 309 Eddy Lane, Franklin, Tennessee, dated 12/23/96, including attachments/appendices, including, but not limited to, Phase I and Preliminary Limited Phase II Environmental
          Assessment prepared by R.D. Zande & Associates, Ltd., dated March, 1993; correspondence from Viro Group to Aeroquip Corporation, dated June 22, 1993, regarding asbestos abatement; NPDES Permit No. TNR001328, dated 4/22/93 through 9/26/96.

2. With respect to the former Molmec facility located at 30150 South Hill Road, New Hudson, Michigan, those matters described in (a) baseline environmental assessment approved by Michigan Department of Environmental Quality by letter dated March 27, 1997, (b) Report on Former Molmec, Inc. Facility, prepared by Haley & Aldrich of Michigan, Inc., dated March 2001, (c) remedial action plan prepared by Clayton Environmental, dated July 30, 1996 and all reports referenced therein, and all reports prepared by Clayton Environmental with respect to the remedial action plan.

3. With respect to the former Arrow North America facility located at 110 North Eighth Street, Byesville, Ohio, (a) underground storage tanks were removed in or about 1995, and (b) a consent decree was entered into with the Ohio EPA in 1997 pursuant to which the agency's claims against the borrower with respect to air emission matters were resolved by the entry of the decree and performance by the borrower of its obligations thereunder.

4. With respect to the former Arrow North America facility located at 600 South Clinton Road, Circleville, Ohio, (a) asbestos removal and encapsulation activities have been performed, (b) a consent decree was entered into with the Ohio EPA in 1998 pursuant to which the agency's claims against the borrower with respect to air emission matters were resolved by the entry of the decree and performance by the borrower of its obligations thereunder, and (c) the borrower has reached a favorable tentative agreement in principle with the U.S. Environmental Protection Agency concerning past shipments of solid waste to a nearby landfill. However, the borrower was advised, subsequent to the reaching of the tentative resolution of the landfill related matter, that the U.S. EPA wishes to engage in further discussions concerning the settlement proposal. The borrower does not expect that the resolution of this matter will have a material impact upon the borrower.

5. With respect to LDM of Canada's facility located at 4 Seneca Road, Leamington, Ontario, Canada, an September 5, 2000 order of the Ontario Ministry of the Environment requires the

Exceptions to Environmental Laws
Page 4


borrower to take certain corrective and reporting actions with respect to a complaint about the emission of odors from the borrower's painting operations.

6. With respect to the former Arrow North America facility located at 309 Eddy Lane, Franklin, Tennessee, the borrower has resolved complaints by the State of Tennessee with respect to air regulatory matters.

7. State of Michigan wetlands permit 91-14-0235 requires Huron Plastics Group to conduct certain mitigation activities with respect to property located in Marysville, Michigan which is no longer owned by the borrower. Borrower does not expect that any requirements of this permit will have a material effect upon the borrower.

8. The borrower's premises are known or suspected to contain underground storage tanks or surface impoundments at the following location:

         Leamington, Ontario facility. The UST is used for the storage of paint waste related materials and solvents. The tank was recently recertified.

                                 SCHEDULE 8.25

                         INTELLECTUAL PROPERTY DISPUTES



                                      NONE.

                                  SCHEDULE 8.28

                               MATERIAL AGREEMENTS

         Interim Stock Redemption Agreement effective April 22, 1996 by and among Richard J. Nash, Trustee, and Joe Balous, Trustee.

                                  SCHEDULE 8.29

                                 BANK ACCOUNTS

Comerica Bank - Molmec, Inc.
01840232761                                         Deposit
01840232829                                         Petty Cash (White Lake)
01850591098                                         Petty Cash (Hartland)
01840236341                                         Child and Health
01840236788                                         Petty Cash
01840237737                                         Petty Cash
01840239220                                         Plant Payroll
03195002179                                         Accounts Payable
01851133395                                         General Funding


Comerica Bank - LDM Technologies, Inc.
1013101710                                          Payroll

Huntington National Bank - LDM Technologies, Inc.
0189-9604328                                        Concentration
0189-1354715                                        Lockbox


Bank of Nova Scotia - LDM Technologies Company
3424-16                                             Canadian General
3566-11                                             U.S. General


Bank of Montreal
3144-4502775                                        HPG Foreign Sales, Inc.

                                  SCHEDULE 9.19

                                 EXISTING LIENS




                                  See attached.

                  BANK OF AMERICA, N.A./LDM TECHNOLOGIES, INC.

                            UCC SEARCH RESULTS CHART


        Debtor                         Secured Party              Jurisdiction       Search        UCC
(as shown on statement)           (as shown on statement)                            through
                                                                                      date

                                        LDM TECHNOLOGIES, INC.


  LDM Technologies, Inc.            BankAmerica Business      Secretary of State,   12/31/01      X
2500 Executive Hills Drive         Credit, Inc., as Agent           Indiana
  Auburn Hills, MI 48326           231 South LaSalle Street
                                     Chicago, IL 60697
















  LDM Technologies, Inc.            BankAmerica Business      Secretary of State,   12/31/01      X
2500 Executive Hills Drive         Credit, Inc., as Agent           Indiana
  Auburn Hills, MI 48326          231 South LaSalle Street
                                     Chicago, IL 60697


        Debtor                    Fix  Liens  Suits        File No.       File Date      Search Results
(as shown on statement)                         &                                      Comments/Collateral
                                              Judg

                                             LDM TECHNOLOGIES, INC.



  LDM Technologies, Inc.                                  2135585        7/9/97      BLANKET - All of the Debtor's
2500 Executive Hills Drive                                                           right, title and interest in the
  Auburn Hills, MI 48326                                                             personal property, whether
                                                                                     now owned or existing or
                                                                                     hereafter acquired or arising
                                                                                     and regardless of where
                                                                                     located described below,
                                                                                     including, without limitation,
                                                                                     all accounts, chattel paper,
                                                                                     contracts, deposit accounts,
                                                                                     documents, equipment,
                                                                                     fixtures, general intangibles,
                                                                                     goods, instruments, inventory,
                                                                                     machinery, motor vehicles,
                                                                                     money, cash or cash
                                                                                     equivalent, and proceeds and
                                                                                     products of all or any of the
                                                                                     foregoing, as more fully
                                                                                     described below

  LDM Technologies, Inc.                                  2265182        6/28/99     AMENDMENT to original
2500 Executive Hills Drive                                                           2135585, changing Secured
  Auburn Hills, MI 48326                                                             Party to

                                                                                     Bank of America National
                                                                                     Trust and Savings Association,
                                                                                     as Agent
                                                                                     231 South LaSalle Street,
                                                                                     Suite 1600
                                                                                     Chicago, IL 60697

        Debtor                         Secured Party              Jurisdiction       Search        UCC
(as shown on statement)           (as shown on statement)                            through
                                                                                      date

  LDM Technologies, Inc.            BankAmerica Business      Secretary of State,  12/31/01        X
2500 Executive Hills Drive         Credit, Inc., as Agent           Indiana
  Auburn Hills, MI 48326          231 South LaSalle Street
                                     Chicago, IL 60697
















   LDM Technologies, Inc.           BankAmerica Business      Secretary of State,  12/31/01        X
2500 Executive Hills Drive         Credit, Inc., as Agent           Indiana
  Auburn Hills, MI 48326          231 South LaSalle Street
                                     Chicago, IL 60697

        Debtor                   Fix  Liens  Suits        File No.       File Date      Search Results
(as shown on statement)                        &                                      Comments/Collateral
                                             Judg

  LDM Technologies, Inc.                                  2171693         2/6/98    BLANKET - All of the Debtor's
2500 Executive Hills Drive                                                          right, title and interest in the
  Auburn Hills, MI 48326                                                            personal property, whether
                                                                                    now owned or existing or
                                                                                    hereafter acquired or arising
                                                                                    and regardless of where
                                                                                    located described below,
                                                                                    including, without limitation,
                                                                                    all accounts, chattel paper,
                                                                                    contracts, deposit accounts,
                                                                                    documents, equipment,
                                                                                    fixtures, general intangibles,
                                                                                    goods, instruments, inventory,
                                                                                    machinery, motor vehicles,
                                                                                    money, cash or cash
                                                                                    equivalent, and proceeds and
                                                                                    products of all or any of the
                                                                                    foregoing, as more fully
                                                                                    described below

   LDM Technologies, Inc.                                 2265181         6/28/99   AMENDMENT to original
2500 Executive Hills Drive                                                          2171693, changing Secured
  Auburn Hills, MI 48326                                                            Party to

                                                                                    Bank of America National
                                                                                    Trust and Savings Association,
                                                                                    as Agent
                                                                                    231 South LaSalle Street,
                                                                                    Suite 1600
                                                                                    Chicago, IL 60697

        Debtor                         Secured Party              Jurisdiction       Search        UCC
(as shown on statement)           (as shown on statement)                            through
                                                                                      date
  LDM Technologies, Inc.           BankAmerica Business       Secretary of State,  12/31/01        X
2500 Executive Hills Drive        Credit, Inc., as Agent            Indiana
  Auburn Hills, MI 48326         231 South LaSalle Street
                                     Chicago, IL 60697







  LDM Technologies, Inc.         General Electric Capital     Secretary of State,  12/31/01        X
2500 Executive Hills Drive              Corporation                 Indiana
  Auburn Hills, MI 48326         1787 Sentry Parkway West
                                  Building 16 / Suite 200
                                    Blue Bell, PA 19422








  LDM Technologies, Inc.                    N/A               US District Court -  3/9/01
                                                               Northern District,
                                                                    Indiana
                                                                  (Fort Wayne
                                                                   Division)


  LDM Technologies, Inc.                    N/A                  US Bankruptcy     3/13/01
                                                                Court - Northern
                                                               District, Indiana
                                                                  (Fort Wayne
                                                                   Division)


        Debtor              Fix  Liens  Suits        File No.       File Date      Search Results
(as shown on statement)                   &                                      Comments/Collateral
                                        Judg
  LDM Technologies, Inc.                            2270776        7/27/99      AMENDMENT to original
2500 Executive Hills Drive                                                      2171693, changing Secured
  Auburn Hills, MI 48326                                                        Party to

                                                                                Bank of America National
                                                                                Trust and Savings Association,
                                                                                as Agent
                                                                                231 South LaSalle Street,
                                                                                Suite 1600
                                                                                Chicago, IL 60697

  LDM Technologies, Inc.                            2193595        6/2/98       Four 400-Ton Toggle Presses
2500 Executive Hills Drive                                                      and including all additions,
  Auburn Hills, MI 48326                                                        attachments, accessories and
                                                                                accessions thereto, and any
                                                                                and all substitutions,
                                                                                replacements or exchanges
                                                                                therefor, and all insurance
                                                                                and/or other proceeds thereof
                                                                                by and between Lessee/Debtor
                                                                                and Lessor/Secured Party
                                                                                whether now owned or hereafter
                                                                                acquired

  LDM Technologies, Inc.                 X            N/A            N/A        No Pending Suits/Judgments
                                                                                on file from 1/3/92. This
                                                                                search includes any Federal
                                                                                Tax Liens indexed in this
                                                                                court


  LDM Technologies, Inc.                X             N/A            N/A        No Bankruptcy cases on file
                                                                                from 1/4/88




        Debtor                         Secured Party          Jurisdiction       Search        UCC
(as shown on statement)           (as shown on statement)                        through
                                                                                   date

  LDM Technologies, Inc.            BankAmerica Business       Noble County,      3/14/01       X
2500 Executive Hills Drive         Credit, Inc., as Agent         Indiana
  Auburn Hills, MI 48326          231 South LaSalle Street
                                      Chicago, IL 60697
















  LDM Technologies, Inc.            BankAmerica Business       Noble County,      3/14/01       X
2500 Executive Hills Drive         Credit, Inc., as Agent         Indiana
  Auburn Hills, MI 48326          231 South LaSalle Street
                                      Chicago, IL 60697









        Debtor                   Fix  Liens  Suits        File No.       File Date      Search Results
(as shown on statement)                        &                                      Comments/Collateral
                                              Judg

  LDM Technologies, Inc.                                  62338          2/12/98    BLANKET - All of the Debtor's
2500 Executive Hills Drive                                                          right, title and interest in the
  Auburn Hills, MI 48326                                                            personal property, whether
                                                                                    now owned or existing or
                                                                                    hereafter acquired or arising
                                                                                    and regardless of where
                                                                                    located described below,
                                                                                    including, without limitation,
                                                                                    all accounts, chattel paper,
                                                                                    contracts, deposit accounts,
                                                                                    documents, equipment,
                                                                                    fixtures, general intangibles,
                                                                                    goods, instruments, inventory,
                                                                                    machinery, motor vehicles,
                                                                                    money, cash or cash
                                                                                    equivalent, and proceeds and
                                                                                    products of all or any of the
                                                                                    foregoing, as more fully
                                                                                    described below

  LDM Technologies, Inc.                                  64459          8/11/99    AMENDMENT to original
2500 Executive Hills Drive                                                          62338, changing Secured
  Auburn Hills, MI 48326                                                            Party to

                                                                                    Bank of America National
                                                                                    Trust and Savings Association,
                                                                                    as Agent
                                                                                    231 South LaSalle Street,
                                                                                    Suite 1600
                                                                                    Chicago, IL 60697

                                                                                    Exhibit B Legal Description
                                                                                    attached

        Debtor                         Secured Party           Jurisdiction       Search        UCC
(as shown on statement)           (as shown on statement)                         through
                                                                                   date
  LDM Technologies, Inc.            BankAmerica Business       Noble County,      3/14/01
2500 Executive Hills Drive         Credit, Inc., as Agent         Indiana
  Auburn Hills, MI 48326          231 South LaSalle Street
                                     Chicago, IL 60697
















  LDM Technologies, Inc.            BankAmerica Business       Noble County,      3/14/01
2500 Executive Hills Drive         Credit, Inc., as Agent         Indiana
  Auburn Hills, MI 48326          231 South LaSalle Street
                                     Chicago, IL 60697










  LDM Technologies, Inc.                    N/A                Noble County,      12/29/00
                                                                  Indiana





        Debtor             Fix  Liens  Suits    File No.       File Date          Search Results
(as shown on statement)                  &                                      Comments/Collateral
                                       Judg
  LDM Technologies, Inc.    X                    62338          2/12/98      BLANKET - All of the Debtor's
2500 Executive Hills Drive                                                   right, title and interest in the
  Auburn Hills, MI 48326                                                     personal property, whether
                                                                             now owned or existing or
                                                                             hereafter acquired or arising
                                                                             and regardless of where
                                                                             located described below,
                                                                             including, without limitation,
                                                                             all accounts, chattel paper,
                                                                             contracts, deposit accounts,
                                                                             documents, equipment,
                                                                             fixtures, general intangibles,
                                                                             goods, instruments, inventory,
                                                                             machinery, motor vehicles,
                                                                             money, cash or cash
                                                                             equivalent, and proceeds and
                                                                             products of all or any of the
                                                                             foregoing, as more fully
                                                                             described below

  LDM Technologies, Inc.    X                    64459          8/11/99      AMENDMENT to original
2500 Executive Hills Drive                                                   62338, changing Secured
  Auburn Hills, MI 48326                                                     Party to

                                                                             Bank of America National
                                                                             Trust and Savings Association,
                                                                             as Agent
                                                                             231 South LaSalle Street,
                                                                             Suite 1600
                                                                             Chicago, IL 60697

                                                                             Exhibit B Legal Description
                                                                             attached

  LDM Technologies, Inc.          X                N/A            N/A        No State/Federal tax Liens on
                                                                             file and no EPA/ERISA Liens
                                                                             filed in the tax lien records
                                                                             from 10 years past to present

        Debtor                         Secured Party            Jurisdiction      Search         UCC
(as shown on statement)           (as shown on statement)                         through
                                                                                   date

  LDM Technologies, Inc.                     N/A                Circuit Court,     3/5/01
                                                                 Noble County,
                                                                    Indiana

  LDM Technologies, Inc.                     N/A                Superior Court,    3/5/01
                                                                 Noble County,
                                                                    Indiana

  LDM Technologies, Inc.                     N/A                 County Court,     3/5/01
                                                                 Noble County,
                                                                    Indiana

  LDM Technologies, Inc.            BankAmerica Business      Secretary of State,  3/9/01         X
2500 Executive Hills Drive         Credit, Inc., as Agent          Kentucky
  Auburn Hills, MI 48326          231 South LaSalle Street
                                      Chicago, IL 60697
















  LDM Technologies, Inc.            BankAmerica Business      Secretary of State,  3/9/01         X
2500 Executive Hills Drive         Credit, Inc., as Agent          Kentucky
  Auburn Hills, MI 48326          231 South LaSalle Street
                                      Chicago, IL 60697


        Debtor                   Fix  Liens  Suits     File No.       File Date         Search Results
(as shown on statement)                        &                                      Comments/Collateral
                                             Judg

  LDM Technologies, Inc.                      X         N/A             N/A      No Pending Suits/Judgments
                                                                                 on file from 10 years past


  LDM Technologies, Inc.                      X         N/A             N/A      No Pending Suits/Judgments
                                                                                 on file from 10 years past


  LDM Technologies, Inc.                      X         N/A             N/A      No Pending Suits/Judgments
                                                                                 on file from 10 years past


  LDM Technologies, Inc.                               154458         2/9/98     BLANKET - All of the Debtor's
2500 Executive Hills Drive                                                       right, title and interest in the
  Auburn Hills, MI 48326                                                         personal property, whether
                                                                                 now owned or existing or
                                                                                 hereafter acquired or arising
                                                                                 and regardless of where
                                                                                 located described below,
                                                                                 including, without limitation,
                                                                                 all accounts, chattel paper,
                                                                                 contracts, deposit accounts,
                                                                                 documents, equipment,
                                                                                 fixtures, general intangibles,
                                                                                 goods, instruments, inventory,
                                                                                 machinery, motor vehicles,
                                                                                 money, cash or cash
                                                                                 equivalent, and proceeds and
                                                                                 products of all or any of the
                                                                                 foregoing, as more fully
                                                                                 described below

  LDM Technologies, Inc.                               154458         6/23/99    AMENDMENT to original
2500 Executive Hills Drive                                                       154458, changing Secured
  Auburn Hills, MI 48326                                                         Party to

                                                                                 Bank of America National
                                                                                 Trust and Savings Association,
                                                                                 as Agent
                                                                                 231 South LaSalle Street,
                                                                                 Suite 1600
                                                                                 Chicago, IL 60697

        Debtor                         Secured Party              Jurisdiction       Search        UCC
(as shown on statement)           (as shown on statement)                            through
                                                                                      date

  LDM Technologies, Inc.            BankAmerica Business       Secretary of State,   3/9/01        X
2500 Executive Hills Drive         Credit, Inc., as Agent           Kentucky
  Auburn Hills, MI 48326          231 South LaSalle Street
                                     Chicago, IL 60697







  LDM Technologies, Inc.            BankAmerica Business       Secretary of State,   3/9/01        X
2500 Executive Hills Drive         Credit, Inc., as Agent           Kentucky
  Auburn Hills, MI 43826         231 South LaSalle Street,
                                         16th Floor
                                     Chicago, IL 60697








  LDM Technologies, Inc.                    N/A                US District Court -   3/9/01
                                                                Western District,
                                                                    Kentucky
                                                                   (Owensboro
                                                                    Division)

  LDM Technologies, Inc.                    N/A                US District Court -   3/14/01
                                                                Western District,
                                                                    Kentucky
                                                                   (Owensboro
                                                                    Division)

     LDM Technologies            Black Equipment Co., Inc.       Daviess County,     3/14/01       X
 Kenco Plastics, Division        1050 North Congress Avenue         Kentucky
   838 Industrial Drive             Evansville, IN 47715
   Owensboro, KY 42302


        Debtor                     Fix  Liens  Suits    File No.      File Date         Search Results
(as shown on statement)                          &                                   Comments/Collateral
                                               Judg

  LDM Technologies, Inc.                                154458        7/28/99      AMENDMENT to original
2500 Executive Hills Drive                                                         154458, changing Secured
  Auburn Hills, MI 48326                                                           Party to

                                                                                   Bank of America National
                                                                                   Trust and Savings Association,
                                                                                   as Agent
                                                                                   231 South LaSalle Street,
                                                                                   Suite 1600
                                                                                   Chicago, IL 60697

  LDM Technologies, Inc.                                154458         1/7/00      PARTIAL RELEASE of original
2500 Executive Hills Drive                                                         154458, releasing all
  Auburn Hills, MI 43826                                                           equipment listed on Schedule
                                                                                   1.1 to the Asset Purchase
                                                                                   Agreement between LDM
                                                                                   Technologies, Inc., a Michigan
                                                                                   corporation, and DBM
                                                                                   Technologies, LLC, a
                                                                                   Michigan limited liability
                                                                                   company, dated December 8,
                                                                                   1999 as in effect on the date
                                                                                   thereof

  LDM Technologies, Inc.                         X       N/A            N/A        No Pending Suits/Judgments
                                                                                   on file from 1/2/91. This
                                                                                   search includes any Federal
                                                                                   Tax Liens indexed in this
                                                                                   court

  LDM Technologies, Inc.                         X       N/A            N/A        No Bankruptcy cases on file
                                                                                   from 1/2/86




     LDM Technologies                                   078818        6/22/98      One new Mitsubishi forklift
 Kenco Plastics, Division                                                          with triple stage upright, side
   838 Industrial Drive                                                            shifter, back up alarm, amber
   Owensboro, KY 42302                                                             strobe, driver's overhead guard

        Debtor                         Secured Party              Jurisdiction       Search        UCC
(as shown on statement)           (as shown on statement)                            through
                                                                                      date
  LDM Technologies, Inc.                    N/A                 Daviess County,      3/14/01
                                                                   Kentucky



  LDM Technologies, Inc.                    N/A                 Daviess County,      3/14/01
                                                                   Kentucky



  LDM Technologies, Inc.                    N/A                 Daviess County,      3/14/01
                                                                   Kentucky

  LDM Technologies, Inc.            BankAmerica Business      Secretary of State,    3/2/01         X
2500 Executive Hills Drive         Credit, Inc., as Agent          Michigan
  Auburn Hills, MI 48326          231 South LaSalle Street
                                     Chicago, IL 60697




         Debtor           Fix  Liens  Suits    File No.    File Date             Search Results
 (as shown on statement)                &                                      Comments/Collateral
                                      Judg
   LDM Technologies, Inc.  X                    N/A            N/A      Two fixture statements listing
                                                                        DBM Technologies as Debtor
                                                                        erroneously filed in index
                                                                        under LDM Technologies

  LDM Technologies, Inc.        X               N/A            N/A      No State/Federal tax Liens on
                                                                        file and no EPA/ERISA Liens
                                                                        filed in the tax liens records
                                                                        from 10 years past

  LDM Technologies, Inc.                X       N/A            N/A      No Pending Suits/Judgments
                                                                        on file from 10 years past

  LDM Technologies, Inc.                        81718B        1/22/97   BLANKET - All of the Debtor's
2500 Executive Hills Drive                                              right, title and interest in the
  Auburn Hills, MI 48326                                                personal property, whether
                                                                        now owned or existing or
                                                                        hereafter acquired or arising
                                                                        and regardless of where
                                                                        located described below,
                                                                        including, without limitation,
                                                                        all accounts, chattel paper,
                                                                        contracts, deposit accounts,
                                                                        documents, equipment,
                                                                        fixtures, general intangibles,
                                                                        goods, instruments, inventory,
                                                                        machinery, motor vehicles,
                                                                        money, cash or cash
                                                                        equivalent, and proceeds and
                                                                        products of all or any of the
                                                                        foregoing, as more fully
                                                                        described below



        Debtor                         Secured Party              Jurisdiction     Search        UCC
(as shown on statement)           (as shown on statement)                          through
                                                                                    date

  LDM Technologies, Inc.            BankAmerica Business      Secretary of State,  3/2/01         X
2500 Executive Hills Drive         Credit, Inc., as Agent          Michigan
  Auburn Hills, MI 48326          231 South LaSalle Street
                                      Chicago, IL 60697







  LDM Technologies, Inc.            BankAmerica Business      Secretary of State,  3/2/01         X
2500 Executive Hills Drive         Credit, Inc., as Agent          Michigan
  Auburn Hills, MI 48326          231 South LaSalle Street
                                      Chicago, IL 60697







  LDM Technologies, Inc.            BankAmerica Business      Secretary of State,  3/2/01         X
2500 Executive Hills Drive         Credit, Inc., as Agent          Michigan
  Auburn Hills, MI 48326          231 South LaSalle Street,
                                         16th Floor
                                      Chicago, IL 60697


        Debtor                   Fix  Liens  Suits   File No.       File Date        Search Results
(as shown on statement)                        &                                   Comments/Collateral
                                             Judg

  LDM Technologies, Inc.                             04431C         6/22/99      AMENDMENT to original
2500 Executive Hills Drive                                                       81718B, changing Secured
  Auburn Hills, MI 48326                                                         Party to

                                                                                 Bank of America National
                                                                                 Trust and Savings Association,
                                                                                 as Agent
                                                                                 231 South LaSalle Street,
                                                                                 Suite 1600
                                                                                 Chicago, IL 60697

  LDM Technologies, Inc.                             05445C         7/26/99      AMENDMENT to original
2500 Executive Hills Drive                                                       81718B, changing Secured
  Auburn Hills, MI 48326                                                         Party to

                                                                                 Bank of America National
                                                                                 Trust and Savings Association,
                                                                                 as Agent
                                                                                 231 South LaSalle Street,
                                                                                 Suite 1600
                                                                                 Chicago, IL 60697

  LDM Technologies, Inc.                             09724C         12/28/99     PARTIAL RELEASE of original
2500 Executive Hills Drive                                                       81718B, releasing all
  Auburn Hills, MI 48326                                                         equipment listed on Schedule
                                                                                 1.1 to the Asset Purchase
                                                                                 Agreement between LDM
                                                                                 Technologies, Inc., a Michigan
                                                                                 corporation, and DBM
                                                                                 Technologies, LLC, a
                                                                                 Michigan limited liability
                                                                                 company, dated December 8,
                                                                                 1999 as in effect on the date
                                                                                 thereof


        Debtor                         Secured Party              Jurisdiction     Search        UCC
(as shown on statement)           (as shown on statement)                          through
                                                                                    date

  LDM Technologies, Inc.            BankAmerica Business      Secretary of State,  3/2/01        X
2500 Executive Hills Drive         Credit, Inc., as Agent          Michigan
  Auburn Hills, MI 48326          231 South LaSalle Street
                                     Chicago, IL 60697










  LDM Technologies, Inc.            BankAmerica Business      Secretary of State,  3/2/01        X
2500 Executive Hills Drive         Credit, Inc., as Agent          Michigan
  Auburn Hills, MI 48326          231 South LaSalle Street
                                     Chicago, IL 60697


  LDM Technologies, Inc.            BankAmerica Business      Secretary of State,  3/2/01        X
2500 Executive Hills Drive         Credit, Inc., as Agent          Michigan
  Auburn Hills, MI 48326          231 South LaSalle Street
                                     Chicago, IL 60697



        Debtor                   Fix  Liens  Suits     File No.       File Date      Search Results
(as shown on statement)                        &                                   Comments/Collateral
                                             Judg

  LDM Technologies, Inc.                               20507C         1/8/01     PARTIAL RELEASE of original
2500 Executive Hills Drive                                                       81718B, releasing two
  Auburn Hills, MI 48326                                                         injection molding machines
                                                                                 and including all additions,
                                                                                 attachments, accessories and
                                                                                 accessions thereto, and any
                                                                                 and all substitutions,
                                                                                 replacements or exchanges
                                                                                 therefor, and all insurance
                                                                                 and/or other proceeds thereof
                                                                                 by and between Lessee and
                                                                                 Lessor whether now owned or
                                                                                 hereafter acquired

  LDM Technologies, Inc.                               20508C         1/8/01     PARTIAL RELEASE of original
2500 Executive Hills Drive                                                       81718B, releasing four
  Auburn Hills, MI 48326                                                         injection molding machines
                                                                                 with all attachments and
                                                                                 accessories

  LDM Technologies, Inc.                               20511C         1/8/01     PARTIAL RELEASE of original
2500 Executive Hills Drive                                                       81718B, releasing two
  Auburn Hills, MI 48326                                                         injection molding machines
                                                                                 with all attachments and
                                                                                 accessories

        Debtor                         Secured Party              Jurisdiction     Search        UCC
(as shown on statement)           (as shown on statement)                          through
                                                                                    date

  LDM Technologies, Inc.         Bank of America National     Secretary of State,  3/2/01        X
2500 Executive Hills Drive          Trust and Savings              Michigan
  Auburn Hills, MI 48326          Association, as Agent
                                 231 South LaSalle Street
                                        Suite 1600
                                       Chicago, IL











  LDM Technologies, Inc.           BankAmerica Business       Secretary of State,  3/2/01        X
2500 Executive Hills Drive        Credit, Inc., as Agent           Michigan
  Auburn Hills, MI 48326         231 South LaSalle Street
                                    Chicago, IL 60697



        Debtor                   Fix  Liens  Suits   File No.   File Date         Search Results
(as shown on statement)                        &                                Comments/Collateral
                                             Judg

  LDM Technologies, Inc.                             20645C     1/9/01       PARTIAL RELEASE of original
2500 Executive Hills Drive                                                   81718B, releasing one Haden
  Auburn Hills, MI 48326                                                     custom designed and
                                                                             fabricated fascia paint line and
                                                                             sixteen "Flexpainter" paint
                                                                             application robots, and
                                                                             including all additions, attachments,
                                                                             accessories and accessions
                                                                             thereto, and any and all
                                                                             substitutions, replacements or
                                                                             exchanges therefor, and all
                                                                             insurance and/or other proceeds
                                                                             thereof by and between Lessee and
                                                                             Lessor whether now owned or
                                                                             hereafter acquired


  LDM Technologies, Inc.                             92010B     2/6/98       BLANKET - All of the Debtor's
2500 Executive Hills Drive                                                   right, title and interest in the
  Auburn Hills, MI 48326                                                     personal property, whether
                                                                             now owned or existing or
                                                                             hereafter acquired or arising
                                                                             and regardless of where
                                                                             located described below,
                                                                             including, without limitation,
                                                                             all accounts, chattel paper,
                                                                             contracts, deposit accounts,
                                                                             documents, equipment,
                                                                             fixtures, general intangibles,
                                                                             goods, instruments, inventory,
                                                                             machinery, motor vehicles,
                                                                             money, cash or cash
                                                                             equivalent, and proceeds and
                                                                             products of all or any of the
                                                                             foregoing, as more fully
                                                                             described below


        Debtor                         Secured Party              Jurisdiction     Search        UCC
(as shown on statement)           (as shown on statement)                          through
                                                                                    date

  LDM Technologies, Inc.            BankAmerica Business      Secretary of State,  3/2/01        X
2500 Executive Hills Drive         Credit, Inc., as Agent          Michigan
  Auburn Hills, MI 48326          231 South LaSalle Street
                                      Chicago, IL 60697







  LDM Technologies, Inc.            BankAmerica Business      Secretary of State,  3/2/01        X
2500 Executive Hills Drive         Credit, Inc., as Agent          Michigan
  Auburn Hills, MI 48326          231 South LaSalle Street
                                      Chicago, IL 60697







  LDM Technologies, Inc.            BankAmerica Business      Secretary of State,  3/2/01        X
2500 Executive Hills Drive         Credit, Inc., as Agent          Michigan
  Auburn Hills, MI 48326          231 South LaSalle Street,
                                         16th Floor
                                      Chicago, IL 60697



        Debtor                   Fix  Liens  Suits    File No.      File Date      Search Results
(as shown on statement)                        &                                  Comments/Collateral
                                             Judg

  LDM Technologies, Inc.                              04432C        6/22/99   AMENDMENT to original
2500 Executive Hills Drive                                                    92010B, changing Secured
  Auburn Hills, MI 48326                                                      Party to

                                                                              Bank of America National
                                                                              Trust and Savings Association,
                                                                              as Agent
                                                                              231 South LaSalle Street,
                                                                              Suite 1600
                                                                              Chicago, IL 60697

  LDM Technologies, Inc.                              05444C        7/26/99   AMENDMENT to original
2500 Executive Hills Drive                                                    92010B, changing Secured
  Auburn Hills, MI 48326                                                      Party to

                                                                              Bank of America National
                                                                              Trust and Savings Association,
                                                                              as Agent
                                                                              231 South LaSalle Street,
                                                                              Suite 1600
                                                                              Chicago, IL 60697

  LDM Technologies, Inc.                              09725C        12/28/99  PARTIAL RELEASE of original
2500 Executive Hills Drive                                                    92010B, releasing all
  Auburn Hills, MI 48326                                                      equipment listed on Schedule
                                                                              1.1 to the Asset Purchase
                                                                              Agreement between LDM
                                                                              Technologies, Inc., a Michigan
                                                                              corporation, and DBM
                                                                              Technologies, LLC, a
                                                                              Michigan limited liability
                                                                              company, dated December 8,
                                                                              1999 as in effect on the date
                                                                              thereof

        Debtor                         Secured Party              Jurisdiction    Search       UCC
(as shown on statement)           (as shown on statement)                         through
                                                                                   date

  LDM Technologies, Inc.            BankAmerica Business      Secretary of State, 3/2/01        X
2500 Executive Hills Drive         Credit, Inc., as Agent          Michigan
  Auburn Hills, MI 48326          231 South LaSalle Street
                                     Chicago, IL 60697










  LDM Technologies, Inc.            BankAmerica Business      Secretary of State, 3/2/01        X
2500 Executive Hills Drive         Credit, Inc., as Agent          Michigan
  Auburn Hills, MI 48326          231 South LaSalle Street
                                     Chicago, IL 60697


  LDM Technologies, Inc.            BankAmerica Business      Secretary of State, 3/2/01        X
2500 Executive Hills Drive         Credit, Inc., as Agent          Michigan
  Auburn Hills, MI 48326          231 South LaSalle Street
                                     Chicago, IL 60697


        Debtor                   Fix   Liens   Suits     File No.  File Date      Search Results
(as shown on statement)                         &                               Comments/Collateral
                                               Judg

  LDM Technologies, Inc.                                 20504C    1/8/01       PARTIAL RELEASE of original
2500 Executive Hills Drive                                                      92010B, releasing two
  Auburn Hills, MI 48326                                                        injection molding machines
                                                                                and including all additions,
                                                                                attachments, accessories and
                                                                                accessions thereto, and any
                                                                                and all substitutions,
                                                                                replacements or exchanges
                                                                                therefor, and all insurance
                                                                                and/or other proceeds thereof
                                                                                by and between Lessee and
                                                                                Lessor whether now owned or
                                                                                hereafter acquired

  LDM Technologies, Inc.                                 20505C    1/8/01       PARTIAL RELEASE of original
2500 Executive Hills Drive                                                      92010B, releasing two
  Auburn Hills, MI 48326                                                        injection molding machines
                                                                                with all attachments and
                                                                                accessories

  LDM Technologies, Inc.                                 20506C    1/8/01       PARTIAL RELEASE of original
2500 Executive Hills Drive                                                      92010B, releasing four
  Auburn Hills, MI 48326                                                        injection molding machines
                                                                                with all attachments and
                                                                                accessories


        Debtor                         Secured Party              Jurisdiction     Search        UCC
(as shown on statement)           (as shown on statement)                          through
                                                                                    date

  LDM Technologies, Inc.          Bank of America National     Secretary of State, 3/2/01        X
2500 Executive Hills Drive           Trust and Savings              Michigan
  Auburn Hills, MI 48326           Association, as Agent
                                  231 South LaSalle Street
                                         Suite 1600
                                        Chicago, IL










  LDM Technologies, Inc.           Sanwa Business Credit       Secretary of State, 3/2/01        X
2500 Executive Hills Drive              Corporation                 Michigan
  Auburn Hills, MI 48326             One S Wacker Drive
                                     Chicago, IL 60606




  LDM Technologies, Inc.         M&I First National Leasing    Secretary of State, 3/2/01        X
2500 Executive Hills Blvd.                 Corp.                    Michigan
  Auburn Hills, MI 48326           250 E. Wisconsin Ave.
                                    Milwaukee, WI 53202


        Debtor                   Fix  Liens  Suits     File No.     File Date       Search Results
(as shown on statement)                        &                                  Comments/Collateral
                                             Judg

  LDM Technologies, Inc.                               20644C       1/9/01      PARTIAL RELEASE of original
2500 Executive Hills Drive                                                      92010B, releasing one Haden
  Auburn Hills, MI 48326                                                        custom designed and
                                                                                fabricated fascia paint line and
                                                                                sixteen "Flexpainter" paint
                                                                                application robots, and
                                                                                including all additions,
                                                                                attachments, accessories and
                                                                                accessions thereto, and any and
                                                                                all substitutions, replacements
                                                                                or exchanges therefor, and all
                                                                                insurance and/or other proceeds
                                                                                thereof by and between Lessee and
                                                                                Lessor whether now owned or
                                                                                hereafter acquired

  LDM Technologies, Inc.                               D379983      5/28/98     Two new Mitsubishi forklifts,
2500 Executive Hills Drive                                                      including but not limited to, all
  Auburn Hills, MI 48326                                                        replacements, parts, repairs
                                                                                attachments and accessories
                                                                                incorporated therein or affixed
                                                                                thereto now owned or
                                                                                hereafter acquired

  LDM Technologies, Inc.                               D380852      6/1/98      One new deionization system
2500 Executive Hills Blvd.                                                      w/tank and pump assemblies,
  Auburn Hills, MI 48326                                                        pretreatment assemblies and
                                                                                quality enhancement
                                                                                equipment including all
                                                                                attachments, accessories,
                                                                                appurtenances, accessions &
                                                                                substitutions

        Debtor                         Secured Party              Jurisdiction     Search       UCC
(as shown on statement)           (as shown on statement)                          through
                                                                                    date

  LDM Technologies, Inc.          M&I First National Leasing   Secretary of State, 3/2/01        X
2500 Executive Hills Blvd.                   Corp.                  Michigan
  Auburn Hills, MI 48326             250 E. Wisconsin Ave.
                                      Milwaukee, WI 53202









  LDM Technologies, Inc.           General Electric Capital    Secretary of State, 3/2/01        X
2500 Executive Hills Drive                Corporation               Michigan
  Auburn Hills, MI 48326           1787 Sentry Parkway West
                                    Building 16 / Suite 200
                                      Blue Bell, PA 19422










  LDM Technologies, Inc.             Sanwa Business Credit     Secretary of State, 3/2/01        X
2500 Executive Hills Drive                Corporation               Michigan
  Auburn Hills, MI 48326              One S Wacker Drive
                                       Chicago, IL 60606


        Debtor                   Fix  Liens  Suits   File No.       File Date        Search Results
(as shown on statement)                        &                                   Comments/Collateral
                                              Judg

  LDM Technologies, Inc.                             D414487        8/27/98      AMENDMENT to original
2500 Executive Hills Blvd.                                                       D380852 changing collateral
  Auburn Hills, MI 48326                                                         description to

                                                                                 One new deionization system
                                                                                 w/tank and pump assemblies,
                                                                                 pretreatment assemblies and
                                                                                 quality enhancement
                                                                                 equipment as more
                                                                                 particularly described on
                                                                                 Schedule A attached hereto
                                                                                 and made a part hereof

  LDM Technologies, Inc.                             94805B         6/3/98       Four 400-Ton Toggle Presses
2500 Executive Hills Drive                                                       and including all additions,
  Auburn Hills, MI 48326                                                         attachments, accessories and
                                                                                 accessions thereto, and any
                                                                                 and all substitutions,
                                                                                 replacements or exchanges
                                                                                 therefor, and all insurance
                                                                                 and/or other proceeds
                                                                                 thereof by and between
                                                                                 Lessee/Debtor and
                                                                                 Lessor/Secured Party whether
                                                                                 now owned or hereafter
                                                                                 acquired

  LDM Technologies, Inc.                             D420399        9/14/98      Two new Mitsubishi forklifts,
2500 Executive Hills Drive                                                       including but not limited to, all
  Auburn Hills, MI 48326                                                         replacements, parts, repairs
                                                                                 attachments and accessories
                                                                                 incorporated therein or affixed
                                                                                 thereto now owned or
                                                                                 hereafter acquired

        Debtor                    Secured Party           Jurisdiction        Search     UCC
(as shown on statement)      (as shown on statement)                          through
                                                                               date

  LDM Technologies, Inc.     General Electric Capital   Secretary of State,   3/2/01      X
2500 Executive Hills Drive       Corporation                 Michigan
  Auburn Hills, MI 48326     1787 Sentry Parkway West
                             Building 16 / Suite 200
                               Blue Bell, PA 19422

















         LESSEE:                      LESSOR:           Secretary of State,   3/2/01      X
  LDM Technologies, Inc.     Primex Leasing Corporation      Michigan
2500 Executive Hills Drive       431 North Avenue
  Auburn Hills, MI 48326         Weston, MA 02 193

                                      assignee:

                               Michigan Heritage Bank
                                21211 Haggerty Road
                                  Novi, MI 48375


        Debtor              Fix         Liens     Suits        File No.   File Date       Search Results
(as shown on statement)                             &                                   Comments/Collateral
                                                  Judg

  LDM Technologies, Inc.                                        00259C     1/8/99      One two-cylinder PQM
2500 Executive Hills Drive                                                             conversion unit and two
  Auburn Hills, MI 48326                                                               power front gates, and
                                                                                       including all additions,
                                                                                       attachments, accessories
                                                                                       and accessions thereto,
                                                                                       and any and all substitutions,
                                                                                       replacements or exchanges
                                                                                       therefor, and all insurance
                                                                                       and/or other proceeds thereof
                                                                                       by and between Lessee/Debtor
                                                                                       and Lessor/Secured Party
                                                                                       whether now owned or hereafter
                                                                                       acquired






         LESSEE:                                                D473996    2/2/99      BLANKET EQUIPMENT - All
  LDM Technologies, Inc.                                                               Equipment leased under
2500 Executive Hills Drive                                                             Master Equipment Lease
  Auburn Hills, MI 48326                                                               Number 826 dated 10-20-98
                                                                                       between Primex Leasing
                                                                                       Corporation, as Lessor and
                                                                                       LDM Technologies, Inc., as
                                                                                       Lessee including but not
                                                                                       limited to all upgrades, add-
                                                                                       ons, replacements, additions
                                                                                       and substitutions thereto and
                                                                                       all proceeds (including
                                                                                       insurance proceeds) of and
                                                                                       from said Master Equipment
                                                                                       Lease


          Debtor                   Secured Party          Jurisdiction        Search     UCC
  (as shown on statement)     (as shown on statement)                         through
                                                                               date

          LESSEE:                      LESSOR:           Secretary of State,  3/2/01     X
   LDM Technologies, Inc.     Primex Leasing Corporation      Michigan
 2500 Executive Hills Drive    21 E Long Lake Rd, Suite
   Auburn Hills, MI 48326                216
                              Bloomfield Hills, MI 48304















 L.D.M. Technologies, Inc.     NMHG Financial Services,  Secretary of State,  3/2/01     X
 2500 Executive Hills Drive              Inc.                 Michigan
   Auburn Hills, MI 48326       44 Old Ridgebury Road
                                  Danbury, CT 068 10



          Debtor                Fix         Liens     Suits        File No.   File Date       Search Results
  (as shown on statement)                               &                                   Comments/Collateral
                                                      Judg

          LESSEE:                                                   D516005    2/2/99      BLANKET EQUIPMENT - All
   LDM Technologies, Inc.                                                                  Equipment now owned or
 2500 Executive Hills Drive                                                                hereafter leased under Master
   Auburn Hills, MI 48326                                                                  Equipment Lease Number 826
                                                                                           dated 10/20/98 between
                                                                                           Primex Leasing Corporation,
                                                                                           as Lessor, and LDM Technologies,
                                                                                           Inc., as Lessee including, but not
                                                                                           limited to, the equipment listed on
                                                                                           Equipment Lease Schedule A
                                                                                           826-02, dated 4/1/99,
                                                                                           including all accessions,
                                                                                           additions, replacements,
                                                                                           substitutions and
                                                                                           improvements thereto and
                                                                                           therefor, and all proceeds
                                                                                           (including insurance proceeds)
                                                                                           of and from said Master
                                                                                           Equipment Lease Agreement

 L.D.M. Technologies, Inc.                                          D518812    5/17/99     Eight new Yale forklifts and
 2500 Executive Hills Drive                                                                all accessions, additions,
   Auburn Hills, MI 48326                                                                  replacements and substitutions
                                                                                           thereto and therefor and all
                                                                                           proceeds, including insurance
                                                                                           proceeds, thereof


          Debtor                   Secured Party          Jurisdiction        Search     UCC
  (as shown on statement)     (as shown on statement)                         through
                                                                               date

          LESSEE:                     LESSOR:           Secretary of State,   3/2/01      X
  LDM Technologies, Inc.     Primex Leasing Corporation      Michigan
2500 Executive Hills Drive    21 E Long Lake Rd, Suite
  Auburn Hills, MI 48326                216
                             Bloomfield Hills, MI 48304
















  LDM Technologies, Inc.      General Electric Capital  Secretary of State,   3/2/01      X
2500 Executive Hills Drive          Corporation              Michigan
  Auburn Hills, MI 48326      1787 Sentry Parkway/West
                             16 Sentry Park/West; Suite
                                        200
                                Blue Bell, PA 19422







  LDM Technologies, Inc.     Primex Leasing Corporation Secretary of State,   3/2/01      X
2500 Executive Hills Drive     21 East Long Lake Road         Michigan
  Auburn Hills, MI 48326     Bloomfield Hills, MI 48304


          Debtor               Fix         Liens     Suits        File No.   File Date      Search Results
  (as shown on statement)                              &                                   Comments/Collateral
                                                     Judg

          LESSEE:                                                 D526819     6/4/99   BLANKET EQUIPMENT - All
  LDM Technologies, Inc.                                                               Equipment now owned or
2500 Executive Hills Drive                                                             hereafter leased under Master
  Auburn Hills, MI 48326                                                               Equipment Lease Number 826
                                                                                       dated 10/20/98, between
                                                                                       Primex Leasing Corporation,
                                                                                       as Lessor, and LDM
                                                                                       Technologies, Inc., as Lessee
                                                                                       including, but not limited to,
                                                                                       the equipment listed on
                                                                                       Equipment Lease Schedule A
                                                                                       826-03, dated 4/23/99,
                                                                                       including all accessions,
                                                                                       additions, replacements,
                                                                                       substitutions and
                                                                                       improvements thereto and
                                                                                       therefor, and all proceeds
                                                                                       (including insurance proceeds)
                                                                                       of and from said Master
                                                                                       Equipment Lease Agreement

  LDM Technologies, Inc.                                          05563C    7/28/99    One injection molding
2500 Executive Hills Drive                                                             machine, and including all
  Auburn Hills, MI 48326                                                               additions, attachments,
                                                                                       accessories and accessions
                                                                                       thereto, and any and all
                                                                                       substitutions, replacements or
                                                                                       exchanges therefor, and all
                                                                                       insurance and/or other proceeds
                                                                                       thereof by and between
                                                                                       Lessee/Debtor and Lessor/Secured
                                                                                       Party whether now owned or
                                                                                       hereafter acquired

  LDM Technologies, Inc.                                         D552641   8/10/99     Four Hewlett Packard workstations
2500 Executive Hills Drive
  Auburn Hills, MI 48326


          Debtor                   Secured Party               Jurisdiction      Search    UCC
 (as shown on statement)      (as shown on statement)                            through
                                                                                  date

  LDM Technologies, Inc.     American Financial Leasing,    Secretary of State,  3/2/01     X
2500 Executive Hills Drive               Inc.                    Michigan
  Auburn Hills, MI 48326       6689 Orchard Lake Road,
                                         #320
                              West Bloomfield, MI 48322

                                      assignee:

                               Michigan Heritage Bank
                                 21211 Haggerty Road
                                   Novi, MI 48375


         LESSEE:                       LESSOR:              Secretary of State,  3/2/01     X
  LDM Technologies, Inc.      Primex Leasing Corporation         Michigan
2500 Executive Hills Drive     21 E Long Lake Rd, Suite
  Auburn Hills, MI 48326                 216
                              Bloomfield Hills, MI 48304


          Debtor              Fix         Liens     Suits          File No. File Date     Search Results
 (as shown on statement)                              &                                 Comments/Collateral
                                                    Judg

  LDM Technologies, Inc.                                            D565657   9/14/99    Computer equipment re Lease
2500 Executive Hills Drive                                                               No. 64612
  Auburn Hills, MI 48326










         LESSEE:                                                    D580713   10/26/99   BLANKET EQUIPMENT - All
  LDM Technologies, Inc.                                                                 Equipment now owned or
2500 Executive Hills Drive                                                               hereafter leased under Master
  Auburn Hills, MI 48326                                                                 Equipment Lease Number 826
                                                                                         dated 10/20/98, between Primex
                                                                                         Leasing Corporation, as Lessor,
                                                                                         and LDM Technologies, Inc.,
                                                                                         as Lessee including, but not
                                                                                         limited to, the equipment
                                                                                         listed on Equipment Lease
                                                                                         Schedule A 826-05, dated 8/10/99,
                                                                                         including all accessions, additions,
                                                                                         replacements, substitutions and
                                                                                         improvements thereto and therefor,
                                                                                         and all proceeds (including
                                                                                         insurance proceeds) of and from
                                                                                         said Master Equipment Lease Agreement


        Debtor                       Secured Party            Jurisdiction        Search     UCC
(as shown on statement)        (as shown on statement)                            through
                                                                                   date

  LDM Technologies, Inc.      American Financial Leasing,   Secretary of State,   3/2/01     X
2500 Executive Hills Drive               Inc.                    Michigan
  Auburn Hills, MI 48326        6689 Orchard Lake Road,
                                         #320
                               West Bloomfield, MI 48322

                                       assignee:

                                Michigan Heritage Bank
                                  21211 Haggerty Road
                                    Novi, MI 48375

  LDM Technologies, Inc.       Citicorp Del Lease, Inc.     Secretary of State,   3/2/01     X
2500 Executive Hills Drive       450 Mamaroneck Avenue           Michigan
  Auburn Hills, MI 48326          Harrison, NY 10528

  LDM Technologies, Inc.      American Financial Leasing,   Secretary of State,   3/2/01     X
2500 Executive Hills Drive               Inc.                    Michigan
  Auburn Hills, MI 48326        6689 Orchard Lake Road,
                                         #320
                               West Bloomfield, MI 48322

                                       assignee:

                                Michigan Heritage Bank
                                  21211 Haggerty Road
                                    Novi, MI 48375

LDM Technologies, Inc.                 CLG, Inc.            Secretary of State,   3/2/01     X
2500 Executive Hills            3001 Spring Forest Road          Michigan
Auburn Hills, MI 48326             Raleigh, NC 27616


        Debtor                Fix        Liens      Suits         File No.  File Date         Search Results
(as shown on statement)                               &                                    Comments/Collateral
                                                    Judg

  LDM Technologies, Inc.                                          D582318    11/1/99   Computer equipment on attached
2500 Executive Hills Drive                                                             Schedule A re Lease No. 64628
  Auburn Hills, MI 48326









  LDM Technologies, Inc.                                          D582817    11/2/99   One new Mitsubishi forklift
2500 Executive Hills Drive                                                             with sideshift and battery
  Auburn Hills, MI 48326                                                               charger

  LDM Technologies, Inc.                                          D583748    11/3/99   Computer equipment re Lease
2500 Executive Hills Drive                                                             No. 64620
  Auburn Hills, MI 48326









LDM Technologies, Inc.                                            D587037  11/12/99    Production equipment re
2500 Executive Hills                                                                   Lease Agreement dated
Auburn Hills, MI 48326                                                                 December 15, 1998,
                                                                                       Supplement No. 1 between
                                                                                       LDM Technologioes, Inc. as
                                                                                       Lessee and CLG, Inc. as
                                                                                       Lessor

        Debtor                         Secured Party              Jurisdiction       Search     UCC
(as shown on statement)           (as shown on statement)                            through
                                                                                      date
         LESSEE:                          LESSOR:              Secretary of State,   3/2/01     X
  LDM Technologies, Inc.         Primex Leasing Corporation         Michigan
2500 Executive Hills Drive        21 E Long Lake Rd, Suite
  Auburn Hills, MI 48326                    216
                                 Bloomfield Hills, MI 48304





















        Debtor                   Fix        Liens      Suits         File No.  File Date         Search Results
(as shown on statement)                                  &                                    Comments/Collateral
                                                       Judg
         LESSEE:                                                     D590382   11/23/99      BLANKET EQUIPMENT - All
  LDM Technologies, Inc.                                                                     Equipment now owned or
2500 Executive Hills Drive                                                                   hereafter leased under Master
  Auburn Hills, MI 48326                                                                     Equipment Lease Number 826
                                                                                             dated 10/20/98, between
                                                                                             Primex Leasing Corporation,
                                                                                             as Lessor, and LDM
                                                                                             Technologies, Inc., as Lessee
                                                                                             including, but not limited to,
                                                                                             the equipment listed on
                                                                                             Equipment Lease Schedule A
                                                                                             826-06, dated 10/11/99,
                                                                                             including all accessions,
                                                                                             additions, replacements,
                                                                                             substitutions and improvements
                                                                                             thereto and therefor, and all
                                                                                             proceeds (including insurance
                                                                                             proceeds) of and from said
                                                                                             Master Equipment Lease
                                                                                             Agreement


        Debtor                         Secured Party              Jurisdiction       Search     UCC
(as shown on statement)           (as shown on statement)                            through
                                                                                      date

         LESSEE:                           LESSOR:             Secretary of State,   3/2/01     X
  LDM Technologies, Inc.         Primex Leasing Corporation         Michigan
2500 Executive Hills Drive        21 E Long Lake Rd, Suite
  Auburn Hills, MI 48326                     216
                                 Bloomfield Hills, MI 48304
















  LDM Technologies, Inc.         American Financial Leasing,   Secretary of State,   3/2/01     X
2500 Executive Hills Drive                  Inc.                    Michigan
  Auburn Hills, MI 48326           6689 Orchard Lake Road,
                                            #320
                                  West Bloomfield, MI 48322

                                          assignee:

                                   Michigan Heritage Bank
                                     21211 Haggerty Road
                                       Novi, MI 48375



        Debtor                     Fix        Liens      Suits         File No.  File Date         Search Results
(as shown on statement)                                    &                                    Comments/Collateral
                                                         Judg
         LESSEE:                                                       D606293   1/7/00      BLANKET EQUIPMENT - All
  LDM Technologies, Inc.                                                                     Equipment now owned or
2500 Executive Hills Drive                                                                   hereafter leased under Master
  Auburn Hills, MI 48326                                                                     Equipment Lease Number 826
                                                                                             dated 10/20/98, between
                                                                                             Primex Leasing Corporation,
                                                                                             as Lessor, and LDM
                                                                                             Technologies, Inc., as Lessee
                                                                                             including, but not limited to,
                                                                                             the equipment listed on
                                                                                             Equipment Lease Schedule A
                                                                                             826-07, dated 10/11/99,
                                                                                             including all accessions,
                                                                                             additions, replacements,
                                                                                             substitutions and
                                                                                             improvements thereto and
                                                                                             therefor, and all proceeds
                                                                                             (including insurance proceeds)
                                                                                             of and from said Master
                                                                                             Equipment Lease Agreement

  LDM Technologies, Inc.                                               D610041   1/20/00     Computer equipment re Lease
2500 Executive Hills Drive                                                                   No. 64657
  Auburn Hills, MI 48326


        Debtor                         Secured Party              Jurisdiction       Search      UCC
(as shown on statement)           (as shown on statement)                            through
                                                                                      date

          LESSEE:                         LESSOR:              Secretary of State,   3/2/01       X
  LDM Technologies, Inc.         Primex Leasing Corporation         Michigan
2500 Executive Hills Drive        21 E Long Lake Rd, Suite
  Auburn Hills, MI 48326                    216
                                 Bloomfield Hills, MI 48304




          LESSEE:                         LESSOR:              Secretary of State,   3/2/01       X
  LDM Technologies, Inc.         Primex Leasing Corporation         Michigan
2500 Executive Hills Drive        21 E Long Lake Rd, Suite
  Auburn Hills, MI 48326                    216
                                 Bloomfield Hills, MI 48304





  LDM Technologies, Inc.             Advance Acceptance        Secretary of State,   3/2/01       X
2500 Executive Hills Drive              Corporation                 Michigan
  Auburn Hills, MI 48326          13755 First Avenue North
                                     Plymouth, MN 55441

  LDM Technologies, Inc.             Milacron Marketing        Secretary of State,   3/2/01       X
2500 Executive Hills Drive                Company                   Michigan
  Auburn Hills, MI 48326             4165 Halfacre Road
                                     Batavia, OH 45103

  LDM Technologies, Inc.             Milacron Marketing        Secretary of State,   3/2/01       X
2500 Executive Hills Drive                Company                   Michigan
  Auburn Hills, MI 48326             4165 Halfacre Road
                                     Batavia, OH 45103

  LDM Technologies, Inc.             Milacron Marketing        Secretary of State,   3/2/01       X
2500 Executive Hills Drive                Company                   Michigan
  Auburn Hills, MI 48326             4165 Halfacre Road
                                     Batavia, OH 45103

  LDM Technologies, Inc.             Milacron Marketing        Secretary of State,   3/2/01       X
2500 Executive Hills Drive                Company                   Michigan
  Auburn Hills, MI 48326             4165 Halfacre Road
                                     Batavia, OH 45103


        Debtor                    Fix        Liens      Suits         File No.       File Date         Search Results
(as shown on statement)                                   &                                          Comments/Collateral
                                                        Judg
          LESSEE:                                                      D651555        5/8/00       BLANKET EQUIPMENT - All of
  LDM Technologies, Inc.                                                                           the equipment on Schedule A
2500 Executive Hills Drive                                                                         Number 826-08 to the Master
  Auburn Hills, MI 48326                                                                           Equipment Lease Number 826
                                                                                                   dated 10-20-98 between
                                                                                                   Primex Leasing Corporation,
                                                                                                   as Lessor, and LDM
                                                                                                   Technologies, Inc., as Lessee

          LESSEE:                                                      D663889        6/12/00      BLANKET EQUIPMENT - All of
  LDM Technologies, Inc.                                                                           the Hardware Equipment
2500 Executive Hills Drive                                                                         described on Schedule A
  Auburn Hills, MI 48326                                                                           Number 826-09 to the Master
                                                                                                   Equipment Lease Number 826
                                                                                                   dated 10/20/98 between
                                                                                                   Primex Leasing Corporation,
                                                                                                   as Lessor, and LDM
                                                                                                   Technologies, Inc., as Lessee

  LDM Technologies, Inc.                                               D669697        6/28/00      One Powerboss sweeper
2500 Executive Hills Drive                                                                         scrubber
  Auburn Hills, MI 48326


  LDM Technologies, Inc.                                               D695766        9/19/00      One Milacron plastics
2500 Executive Hills Drive                                                                         injection molding machine
  Auburn Hills, MI 48326                                                                           with auxiliary equipment


  LDM Technologies, Inc.                                               20906C         1/16/01      RELEASE of original D695766,
2500 Executive Hills Drive                                                                         releasing one plastics injection
  Auburn Hills, MI 48326                                                                           molding machine with all
                                                                                                   attachments and accessories

  LDM Technologies, Inc.                                               D695767        9/19/00      One Milacron plastics
2500 Executive Hills Drive                                                                         injection molding machine
  Auburn Hills, MI 48326                                                                           with auxiliary equipment


  LDM Technologies, Inc.                                               D695768        9/19/00      One Milacron plastics
2500 Executive Hills Drive                                                                         injection molding machine
  Auburn Hills, MI 48326                                                                           with auxiliary equipment


        Debtor                         Secured Party              Jurisdiction       Search       UCC
(as shown on statement)           (as shown on statement)                            through
                                                                                      date

  LDM Technologies, Inc.              Milacron Marketing       Secretary of State,    3/2/01       X
2500 Executive Hills Drive                  Company                 Michigan
  Auburn Hills, MI 48326              4165 Halfacre Road
                                       Batavia, OH 45103

  LDM Technologies, Inc.              Milacron Marketing       Secretary of State,    3/2/01       X
2500 Executive Hills Drive                  Company                 Michigan
  Auburn Hills, MI 48326              4165 Halfacre Road
                                       Batavia, OH 45103

  LDM Technologies, Inc.              Milacron Marketing       Secretary of State,    3/2/01       X
2500 Executive Hills Drive                  Company                 Michigan
  Auburn Hills, MI 48326              4165 Halfacre Road
                                       Batavia, OH 45103

  LDM Technologies, Inc.              Milacron Marketing       Secretary of State,    3/2/01       X
2500 Executive Hills Drive                  Company                 Michigan
  Auburn Hills, MI 48326              4165 Halfacre Road
                                       Batavia, OH 45103

 LDM Technologies, Inc.               Milacron Marketing       Secretary of State,    3/2/01       X
2500 Executive Hills Drive                 Company -                Michigan
  Auburn Hills, MI 48326              4165 Halfacre Road
                                       Batavia, OH 45103

  LDM Technologies, Inc.              Milacron Marketing       Secretary of State,    3/2/01       X
2500 Executive Hills Drive                  Company                 Michigan
  Auburn Hills, MI 48326              4165 Halfacre Road
                                       Batavia, OH 45103

  LDM Technologies, Inc.              Milacron Marketing       Secretary of State,    3/2/01       X
2500 Executive Hills Drive                  Company                 Michigan
  Auburn Hills, MI 48326              4165 Halfacre Road
                                       Batavia, OH 45103

  LDM Technologies, Inc.              Milacron Marketing       Secretary of State,    3/2/01       X
2500 Executive Hills Drive                  Company                 Michigan
  Auburn Hills, MI 48326              4165 Halfacre Road
                                       Batavia, OH 45103

 LDM Technologies, Inc.               Advance Acceptance       Secretary of State,    3/2/01       X
2500 Executive Hills Drive                Corporation               Michigan
  Auburn Hills, MI 48326           13755 First Avenue North
                                      Plymouth, MN 55441


        Debtor                     Fix  Liens  Suits     File No.       File Date         Search Results
(as shown on statement)                          &                                      Comments/Collateral
                                                Judg

  LDM Technologies, Inc.                                  20905C         1/16/01     RELEASE of original D695768,
2500 Executive Hills Drive                                                           releasing one plastics injection
  Auburn Hills, MI 48326                                                             molding machine with all
                                                                                     attachments and accessories

  LDM Technologies, Inc.                                  D695769        9/19/00     One Milacron plastics
2500 Executive Hills Drive                                                           injection molding machine
  Auburn Hills, MI 48326                                                             with auxiliary equipment


  LDM Technologies, Inc.                                  20510C         1/8/01      RELEASE of original D695769,
2500 Executive Hills Drive                                                           releasing one plastics injection
  Auburn Hills, MI 48326                                                             molding machine


  LDM Technologies, Inc.                                  D695770        9/19/00     One Milacron plastics
2500 Executive Hills Drive                                                           injection molding machine
  Auburn Hills, MI 48326                                                             with auxiliary equipment


 LDM Technologies, Inc.                                   20509C         1/8/01      RELEASE of original D695770,
2500 Executive Hills Drive                                                           releasing one plastics injection
  Auburn Hills, MI 48326                                                             molding machine


  LDM Technologies, Inc.                                  D695771        9/19/00     One Milacron plastics
2500 Executive Hills Drive                                                           injection molding machine
  Auburn Hills, MI 48326                                                             with auxiliary equipment


  LDM Technologies, Inc.                                  D695772        9/19/00     One Milacron plastics
2500 Executive Hills Drive                                                           injection molding machine
  Auburn Hills, MI 48326                                                             with auxiliary equipment


  LDM Technologies, Inc.                                  D695773        9/19/00     One Milacron plastics
2500 Executive Hills Drive                                                           injection molding machine
  Auburn Hills, MI 48326                                                             with auxiliary equipment


 LDM Technologies, Inc.                                   D704965        10/18/00    One Nilfisk advance model
2500 Executive Hills Drive                                                           2052LP rider
  Auburn Hills, MI 48326


        Debtor                         Secured Party              Jurisdiction       Search       UCC
(as shown on statement)           (as shown on statement)                            through
                                                                                      date

          LESSEE:                         LESSOR:              Secretary of State,    3/2/01       X
  LDM Technologies, Inc.         Primex Leasing Corporation         Michigan
2500 Executive Hills Drive         21 East Long Lake Road
  Auburn Hills, MI 48326                 Suite 216
                                 Bloomfield Hills, MI 48304





          LESSEE:                         LESSOR:              Secretary of State,    3/2/01       X
  LDM Technologies, Inc.         Primex Leasing Corporation         Michigan
2500 Executive Hills Drive         21 East Long Lake Road
  Auburn Hills, MI 48326                 Suite 216
                                 Bloomfield Hills, MI 48304





          LESSEE:                         LESSOR:              Secretary of State,    3/2/01       X
  LDM Technologies, Inc.         Primex Leasing Corporation         Michigan
2500 Executive Hills Drive         21 East Long Lake Road
  Auburn Hills, MI 48326                 Suite 216
                                 Bloomfield Hills, MI 48304





          LESSEE:                         LESSOR:              Secretary of State,    3/2/01       X
  LDM Technologies, Inc.         Primex Leasing Corporation         Michigan
2500 Executive Hills Drive         21 East Long Lake Road
  Auburn Hills, MI 48326                 Suite 216
                                 Bloomfield Hills, MI 48304




        Debtor                     Fix  Liens  Suits     File No.       File Date         Search Results
(as shown on statement)                          &                                      Comments/Collateral
                                               Judg

          LESSEE:                                        D707599        10/24/00     BLANKET EQUIPMENT - All
  LDM Technologies, Inc.                                                             equipment described on
2500 Executive Hills Drive                                                           Schedule A Number 826-12 to
  Auburn Hills, MI 48326                                                             the Master Equipment Lease
                                                                                     Number 826 dated 10-20-98
                                                                                     between Primex Leasing
                                                                                     Corporation, as Lessor, and
                                                                                     LDM Technologies, Inc., as
                                                                                     Lessee

          LESSEE:                                        D707600        10/24/00     BLANKET EQUIPMENT - All
  LDM Technologies, Inc.                                                             equipment described on
2500 Executive Hills Drive                                                           Schedule A Number 826-11 to
  Auburn Hills, MI 48326                                                             the Master Equipment Lease
                                                                                     Number 826 dated 10-20-98
                                                                                     between Primex Leasing
                                                                                     Corporation, as Lessor, and
                                                                                     LDM Technologies, Inc., as
                                                                                     Lessee

          LESSEE:                                        D707601        10/24/00     BLANKET EQUIPMENT - All
  LDM Technologies, Inc.                                                             equipment described on
2500 Executive Hills Drive                                                           Schedule A Number 826-10 to
  Auburn Hills, MI 48326                                                             the Master Equipment Lease
                                                                                     Number 826 dated 10-20-98
                                                                                     between Primex Leasing
                                                                                     Corporation, as Lessor, and
                                                                                     LDM Technologies, Inc., as
                                                                                     Lessee

          LESSEE:                                        D711069        11/3/00      BLANKET EQUIPMENT -
  LDM Technologies, Inc.                                                             Equipment described on
2500 Executive Hills Drive                                                           Equipment Lease Schedule A
  Auburn Hills, MI 48326                                                             Number 826-14 to the Master
                                                                                     Equipment Lease Number 826
                                                                                     dated 10-20-98 between
                                                                                     Primex Leasing Corporation,
                                                                                     as Lessor, and LDM
                                                                                     Technologies, Inc., as Lessee


        Debtor                         Secured Party              Jurisdiction       Search        UCC
(as shown on statement)           (as shown on statement)                            through
                                                                                      date

  LDM Technologies, Inc.          General Electric Capital     Secretary of State,    3/2/01        X
2500 Executive Hills Drive              Corporation                 Michigan
  Auburn Hills, MI 48326            1301 Virginia Drive
                                         Suite 200
                                  Ft. Washington, PA 19034








  LDM Technologies, Inc.          General Electric Capital     Secretary of State,    3/2/01        X
   2500 Executive Drive                 Corporation                 Michigan
  Auburn Hills, MI 48326            1301 Virginia Drive
                                         Suite 200
                                  Ft. Washington, PA 19034









  LDM Technologies, Inc.          General Electric Capital     Secretary of State,    3/2/01        X
2500 Executive Hills Drive              Corporation                 Michigan
  Auburn Hills, MI 48326            1301 Virginia Drive
                                         Suite 200
                                  Ft. Washington, PA 19034


        Debtor                    Fix  Liens  Suits        File No.       File Date      Search Results
(as shown on statement)                         &                                      Comments/Collateral
                                              Judg

  LDM Technologies, Inc.                                   20462C         1/5/01      One injection molding
2500 Executive Hills Drive                                                            machine and including all
  Auburn Hills, MI 48326                                                              additions, attachments,
                                                                                      accessories and accessions
                                                                                      thereto, and any and all
                                                                                      substitutions, replacements
                                                                                      or exchanges therefor, and
                                                                                      all insurance and/or other
                                                                                      proceeds thereof by and
                                                                                      between Lessee and Lessor
                                                                                      whether now owned or
                                                                                      hereafter acquired

  LDM Technologies, Inc.                                   20463C         1/5/01      Two injection molding
   2500 Executive Drive                                                               machines and including all
  Auburn Hills, MI 48326                                                              additions, attachments,
                                                                                      accessories and accessions
                                                                                      thereto, and any and all
                                                                                      substitutions, replacements
                                                                                      or exchanges therefor, and
                                                                                      all insurance and/or other
                                                                                      proceeds thereof by and
                                                                                      between Lessee and Lessor
                                                                                      whether now owned or
                                                                                      hereafter acquired


  LDM Technologies, Inc.                                   20514C         1/8/01      One injection molding
2500 Executive Hills Drive                                                            machine and including all
  Auburn Hills, MI 48326                                                              additions, attachments,
                                                                                      accessories and accessions
                                                                                      thereto, and any and all
                                                                                      substitutions, replacements
                                                                                      or exchanges therefor, and
                                                                                      all insurance and/or other
                                                                                      proceeds thereof by and
                                                                                      between Lessee and Lessor
                                                                                      whether now owned or
                                                                                      hereafter acquired


        Debtor                         Secured Party              Jurisdiction     Search          UCC
(as shown on statement)           (as shown on statement)                          through
                                                                                    date

  LDM Technologies, Inc.           Transamerica Equipment     Secretary of State,  3/2/01          X
2500 Executive Hills Drive           Financial Services            Michigan
  Auburn Hills, MI 48326                Corporation
                                    5080 Spectrum Drive
                                      Suite 1100 West
                                     Addison, TX 75001










     LDM Technologies             Associates Leasing, Inc.    Secretary of State,  3/2/01          X
       Incorporated                8001 Ridgepoint Drive           Michigan
   2500 Executive Drive               Irving, TX 75063
  Auburn Hills, MI 48326



    LDM Technologies -             Ikon Office Solutions      Secretary of State,  3/2/01          X
       Hartland Div.               2780 44th Street S.W.           Michigan
      1502 Old US 23               Grand Rapids, MI 49509
    Hartland, MI 48353

     LDM Technologies               Crown Credit Company      Secretary of State,  3/2/01          X
  Inc./Deco Trim Division          40 S Washington Street          Michigan
     30150 S. Hill Rd.              New Bremen, OH 45869
   New Hudson, MI 48165

     LDM Technologies               Crown Credit Company      Secretary of State,  3/2/01          X
 2500 Executive Hills Dr.          40 S Washington Street          Michigan
  Auburn Hills, MI 48326            New Bremen, OH 45869



        Debtor                    Fix  Liens  Suits        File No.       File Date         Search Results
(as shown on statement)                         &                                         Comments/Collateral
                                              Judg

  LDM Technologies, Inc.                                   20518C         1/8/01       One Haden custom designed
2500 Executive Hills Drive                                                             and fabricated fascia paint line
  Auburn Hills, MI 48326                                                               and sixteen "Flexpainter" paint
                                                                                       application robots, and
                                                                                       including all additions,
                                                                                       attachments, accessories and
                                                                                       accessions thereto, and any and
                                                                                       all substitutions, replacements
                                                                                       or exchanges therefor, and all
                                                                                       insurance and/or other proceeds
                                                                                       thereof by and between Lessee
                                                                                       and Lessor whether now owned or
                                                                                       hereafter acquired

     LDM Technologies                                      D731503        1/9/01       One Linde forklift together
       Incorporated                                                                    with all present and future
   2500 Executive Drive                                                                attachments, accessories,
  Auburn Hills, MI 48326                                                               replacement parts, additions,
                                                                                       and all cash and non-cash
                                                                                       proceeds thereof

    LDM Technologies -                                     D482034        2/23/99      Jetfax M910
       Hartland Div.
      1502 Old US 23
    Hartland, MI 48353

     LDM Technologies                                      D266379        8/7/97       Two Crown models with exide
  Inc./Deco Trim Division                                                              batteries and exide chargers
     30150 S. Hill Rd.
   New Hudson, MI 48165

     LDM Technologies                                      D277845        9/9/97       Reconditioned Crown with
 2500 Executive Hills Dr.                                                              used battery and used charger
  Auburn Hills, MI 48326

        Debtor                         Secured Party              Jurisdiction       Search        UCC
(as shown on statement)           (as shown on statement)                            through
                                                                                      date

 LDM Technologies, Inc.           LMA Capital Group, LLC      Secretary of State,     3/2/01       X
     1250 Maplelawn              2000 Powell Street, Suite         Michigan
     Troy, MI 48084                        1203
                                   Emeryville, CA 94608

    LDM Technologies               Ikon Office Solutions      Secretary of State,     3/2/01       X
    705 E. Van Ripper               2780 44th Street SW            Michigan
  Fowlerville, MI 48836           Grand Rapids, MI 49509

  LDM Technologies Inc.            Crown Credit Company       Secretary of State,     3/2/01       X
      2776 Commerce                 40 S Washington St             Michigan
Rochester Hills, MI 48309          New Bremen, OH 45869


  LDM Technologies Inc.            Crown Credit Company       Secretary of State,     3/2/01       X
      2776 Commerce                 40 S Washington St             Michigan
Rochester Hills, MI 48309          New Bremen, OH 45869


    LDM Technologies               Lease Corporation of       Secretary of State,     3/2/01       X
  502 S. Shiawassee St.                   America                  Michigan
    Corunna, MI 48817              340 E. Big Beaver Rd.
                                          Ste 560
                                      Troy, MI 48043

   L D M Technologies               Pitney Bowes Credit       Secretary of State,     3/2/01       X
   503 S Shiawassee St                  Corporation                Michigan
    Corunna, MI 48817               27 Waterview Drive
                                     Shelton, CT 06484



        Debtor                    Fix  Liens  Suits        File No.       File Date      Search Results
(as shown on statement)                         &                                      Comments/Collateral
                                              Judg

 LDM Technologies, Inc.                                    D224437        4/23/97      One Lantech Q-300 Stretch
     1250 Maplelawn                                                                    Wrapper re Lease No.
     Troy, MI 48084                                                                    Z04972550


    LDM Technologies                                       D396145        7/9/98       Sharp office equipment
    705 E. Van Ripper
  Fowlerville, MI 48836

  LDM Technologies Inc.                                    D408878        8/11/98      Two Crown models and two
      2776 Commerce                                                                    battery models
Rochester Hills, MI 48309


  LDM Technologies Inc.                                    D483524        2/25/99      Two Crown models and four
      2776 Commerce                                                                    battery models
Rochester Hills, MI 48309


    LDM Technologies                                       D471337        1/26/99      One Canon NP-6035
  502 S. Shiawassee St.
    Corunna, MI 48817



   L D M Technologies                                      D483113        2/24/99      Blanket equipment - All
   503 S Shiawassee St                                                                 equipment of whatever nature
    Corunna, MI 48817                                                                  manufactured, sold or
                                                                                       distributed by Pitney Bowes
                                                                                       Credit Inc., Monarch
                                                                                       Marketing Systems Inc.,
                                                                                       Pitney Bowes Credit Corp.,
                                                                                       Dictaphone Corp., and subject
                                                                                       to lease dated 10/22/98
                                                                                       between Debtor and Secured
                                                                                       Party and all proceeds,
                                                                                       additions thereto and
                                                                                       replacements thereof


        Debtor                         Secured Party              Jurisdiction       Search        UCC
(as shown on statement)           (as shown on statement)                            through
                                                                                      date

  LDM Technologies -                 Spartan Oil Corp.         Secretary of State,   3/2/01        X
   Molmec Novi Div.                  419 Spring Street              Michigan
 705 E. Van Riper Road               Lansing, MI 48912
 Fowlerville, MI 48836


 LDM Technologies Inc.              Crown Credit Company       Secretary of State,   3/2/01        X
 30150 South Hill Road             40 S. Washington Street          Michigan
 New Hudson, MI 48165               New Bremen, OH 45869


LDM Technologies, Inc.                      N/A                US District Court -   3/12/01
                                                                Eastern District,
                                                                    Michigan
                                                                (Flint Division)




LDM Technologies, Inc.                      N/A                US District Court -   3/12/01
                                                                Eastern District,
                                                                    Michigan
                                                                (Flint Division)






LDM Technologies, Inc.                      N/A                US District Court -   3/12/01
                                                                Eastern District,
                                                                    Michigan
                                                               (Detroit Division)



        Debtor                   Fix  Liens  Suits        File No.       File Date      Search Results
(as shown on statement)                        &                                      Comments/Collateral
                                             Judg

  LDM Technologies -                                      D587897        11/16/99     One Balcrank hand operated
   Molmec Novi Div.                                                                   gear oil pump and one
 705 E. Van Riper Road                                                                Balcrank 120# keg dolly
 Fowlerville, MI 48836


 LDM Technologies Inc.                                    D701730        10/6/00      One Crown lift truck with
 30150 South Hill Road                                                                exidde battery and exide
 New Hudson, MI 48165                                                                 charger


LDM Technologies, Inc.                        X          99-CV-60801     11/3/99      BARBARA PUTMAN V. LDM
                                                                                      TECHNOLOGIES, INCORPORATED
                                                                                      AND AIG LIFE INSURANCE
                                                                                      COMPANY. Labor employment
                                                                                      matter. Order with stipulation
                                                                                      dismissing the case with
                                                                                      prejudice on 12/21/00

LDM Technologies, Inc.                        X         98-CV-70824     2/24/98       LDM TECHNOLOGIES,
                                                                                      INCORPORATED V. PAUL MILLER,
                                                                                      Counter-Claim OF PAUL MILLER
                                                                                      V. LDM TECHNOLOGIES,
                                                                                      INCORPORATED. Contract
                                                                                      matter. Order with stipulation
                                                                                      dismissing the case with
                                                                                      prejudice and without costs on
                                                                                      11/15/99

LDM Technologies, Inc.                        X          99-CV-60801    11/3/99       BARBARA PUTMAN V. LDM
                                                                                      TECHNOLOGIES, INCORPORATED
                                                                                      AND AIG LIFE INSURANCE
                                                                                      COMPANY. Labor employment
                                                                                      matter. Order with stipulation
                                                                                      dismissing the case with
                                                                                      prejudice on 12/21/00



        Debtor                Secured Party            Jurisdiction         Search        UCC
(as shown on statement)  (as shown on statement)                            through
                                                                             date

LDM Technologies, Inc.          N/A                 US District Court -     3/12/01
                                                     Eastern District,
                                                          Michigan
                                                     (Detroit Division)






LDM Technologies, Inc.          N/A                 US District Court -     3/12/01
                                                     Eastern District,
                                                          Michigan
                                                         (Ann Arbor
                                                         Division)



LDM Technologies, Inc.          N/A                 US District Court -     3/12/01
                                                     Eastern District,
                                                          Michigan
                                                         (Ann Arbor
                                                         Division)





LDM Technologies, Inc.          N/A                    US Bankruptcy        3/13/01
                                                      Court - Eastern
                                                     District, Michigan
                                                      (Flint Division)

LDM Technologies, Inc.          N/A                    US Bankruptcy        3/13/01
                                                      Court - Eastern
                                                     District, Michigan
                                                     (Detroit Division)





        Debtor           Fix  Liens  Suits        File No.       File Date      Search Results
(as shown on statement)                &                                      Comments/Collateral
                                     Judg

LDM Technologies, Inc.                X         98-CV-70824      2/24/98     LDM TECHNOLOGIES,
                                                                             INCORPORATED V. PAUL MILLER,
                                                                             Counter-Claim OF PAUL MILLER
                                                                             V. LDM TECHNOLOGIES,
                                                                             INCORPORATED. Contract
                                                                             matter. Order with stipulation
                                                                             dismissing the case with
                                                                             prejudice and without costs on
                                                                             11/5/99

LDM Technologies, Inc.                X         99-CV-60801      11/3/99     BARBARA PUTMAN V. LDM
                                                                             TECHNOLOGIES, INCORPORATED
                                                                             AND AIG LIFE INSURANCE
                                                                             COMPANY. Labor employment
                                                                             matter. Order with stipulation
                                                                             dismissing the case with
                                                                             prejudice on 12/21/00

LDM Technologies, Inc.                X         98-CV-70824      2/24/98     LDM TECHNOLOGIES,
                                                                             INCORPORATED V. PAUL MILLER,
                                                                             Counter-Claim of PAUL MILLER
                                                                             V. LDM TECHNOLOGIES,
                                                                             INCORPORATED. Contract
                                                                             matter. Order with stipulation
                                                                             dismissing the case with
                                                                             prejudice and without costs on
                                                                             11/5/99

LDM Technologies, Inc.                X             N/A            N/A       No Bankruptcy cases on file
                                                                             from 1/2/90



LDM Technologies, Inc.                X          97-04336        4/30/97     FRED J. DERY V. LDM
                                                                             TECHNOLOGIES, INC. AND
                                                                             ARROW, N.A., INC. Default
                                                                             judgment granted against
                                                                             LDM Technologies, Inc. and
                                                                             Arrow, N.A., Inc. on 8/5/97


          Debtor                     Secured Party                Jurisdiction         Search     UCC
 (as shown on statement)        (as shown on statement)                               through
                                                                                       date
LDM Technologies, Inc.                  N/A                    Livingston County,     3/14/01      X
                                                                    Michigan



  LDM Technologies, Inc.        BankAmerica Business           Livingston County,     3/14/01
2500 Executive Hills Drive        Credit, Inc., for                 Michigan
  Auburn Hills, MI 48326         itself and as Agent
                               231 South LaSalle Street
                                  Chicago, IL 60697













  LDM Technologies, Inc.         BankAmerica Business          Livingston County,     3/14/01
2500 Executive Hills Drive        Credit, Inc., for                 Michigan
  Auburn Hills, MI 48326            itself and as
                                        Agent
                               231 South LaSalle Street
                                  Chicago, IL 60697


          Debtor               Fix    Liens   Suits      File No.     File Date          Search Results
 (as shown on statement)                        &                                      Comments/Collateral
                                              Judg
LDM Technologies, Inc.                                   N/A              N/A         No statements on file. This
                                                                                      search includes any fixture
                                                                                      statements indexed in the UCC
                                                                                      records

  LDM Technologies, Inc.        X                        Liber 2294       2/12/98     BLANKET (FIXTURE) - All of the
2500 Executive Hills Drive                               Page 0064                    Debtor's right, title and interest
  Auburn Hills, MI 48326                                                              in the personal property, whether
                                                                                      now owned or existing or hereafter
                                                                                      acquired or arising and regardless
                                                                                      of where located described below,
                                                                                      including, without limitation, all
                                                                                      accounts, chattel paper,
                                                                                      contracts, deposit accounts,
                                                                                      documents, equipment, fixtures,
                                                                                      general intangibles, goods,
                                                                                      instruments, inventory, machinery,
                                                                                      motor vehicles, money, cash or
                                                                                      cash equivalent, and proceeds and
                                                                                      products of all or any of the
                                                                                      foregoing, as more fully described
                                                                                      below.

                                                                                      Exhibit B Legal Description
                                                                                      attached

  LDM Technologies, Inc.        X                        Liber 2613        7/6/99     AMENDMENT to original Liber
2500 Executive Hills Drive                               Page 0985                    2294 Page 0064, changing
  Auburn Hills, MI 48326                                                              Secured Party to

                                                                                      Bank of America Trust and Savings
                                                                                      Association for itself and as
                                                                                      Agent
                                                                                      231 South LaSalle Street,
                                                                                      Suite 1600
                                                                                      Chicago, IL 60697


        Debtor                       Secured Party                Jurisdiction         Search      UCC
(as shown on statement)        (as shown on statement)                                through
                                                                                       date
  LDM Technologies, Inc.         BankAmerica Business         Livingston County,      3/14/01
2500 Executive Hills Drive        Credit, Inc., for                Michigan
  Auburn Hills, MI 48326         itself and as Agent
                               231 South LaSalle Street
                                  Chicago, IL 60697






LDM Technologies, Inc.                   N/A                  Livingston County,      3/14/01
                                                                   Michigan



LDM Technologies, Inc.                   N/A                  Livingston County,      3/15/01
                                                                   Michigan


LDM Technologies, Inc.                   N/A                   Oakland County,        3/15/01       X
                                                                   Michigan



        Debtor                 Fix    Liens   Suits        File No.    File Date         Search Results
(as shown on statement)                         &                                      Comments/Collateral
                                              Judg
  LDM Technologies, Inc.        X                        Liber 2628     7/29/99       AMENDMENT to original Liber
2500 Executive Hills Drive                               Page 0151                    2294 Page 0064, changing
  Auburn Hills, MI 48326                                                              Secured Party to

                                                                                      Bank of America Trust and
                                                                                      Savings Association for
                                                                                      itself and as Agent 231
                                                                                      South LaSalle Street,
                                                                                      Suite 1600 Chicago, IL
                                                                                      60697

LDM Technologies, Inc.                 X                    N/A             N/A       No State/Federal tax Liens on
                                                                                      file and no EPA/ERISA Liens
                                                                                      filed in the tax lien records
                                                                                      from 10 years past to present

LDM Technologies, Inc.                         X            N/A             N/A       No Pending
                                                                                      Suits/Judgments on file
                                                                                      from 10 years past.

LDM Technologies, Inc.                                      N/A             N/A       No statements on file. This
                                                                                      search includes any fixture
                                                                                      statements indexed in the UCC
                                                                                      records.

        Debtor                       Secured Party            Jurisdiction          Search         UCC
(as shown on statement)        (as shown on statement)                              through
                                                                                     date
  LDM Technologies, Inc.           BankAmerica Business      Oakland County,        3/15/01
2500 Executive Hills Drive     Credit, Inc., for itself and      Michigan
  Auburn Hills, MI 48326                 as Agent
                                 231 South LaSalle Street
                                    Chicago, IL 60697
















  LDM Technologies, Inc.           BankAmerica Business      Oakland County,        3/15/01
2500 Executive Hills Drive     Credit, Inc., for itself and     Michigan
  Auburn Hills, MI 48326                 as Agent
                                 231 South LaSalle Street
                                    Chicago, IL 60697




        Debtor                 Fix    Liens   Suits        File No.        File Date         Search Results
(as shown on statement)                         &                                          Comments/Collateral
                                              Judg
  LDM Technologies, Inc.         X                         Liber 18271      3/30/98        BLANKET (FIXTURE) - All of the
2500 Executive Hills Drive                                   Page 385                      Debtor's right, title and interest
  Auburn Hills, MI 48326                                                                   in the personal property, whether
                                                                                           now owned or existing or hereafter
                                                                                           acquired or arising and regardless
                                                                                           of where located described below,
                                                                                           including, without limitation, all
                                                                                           accounts, chattel paper, contracts,
                                                                                           deposit accounts, documents,
                                                                                           equipment, fixtures, general
                                                                                           intangibles, goods, instruments,
                                                                                           inventory, machinery, motor
                                                                                           vehicles, money, cash or cash
                                                                                           equivalent, and proceeds and
                                                                                           products of all or any of the
                                                                                           foregoing, as more fully described
                                                                                           below.

                                                                                           Exhibit B Legal Description
                                                                                           attached



  LDM Technologies, Inc.         X                         Liber 20177      6/24/99        AMENDMENT to Liber 18271
2500 Executive Hills Drive                                   Page 003                      Page 385, changing Secured
  Auburn Hills, MI 48326                                                                   Party to

                                                                                           Bank of America National Trust and
                                                                                           Savings Association for itself and
                                                                                           as Agent
                                                                                           231 South LaSalle Street,
                                                                                           Suite 1600
                                                                                           Chicago, IL 60697


        Debtor                       Secured Party             Jurisdiction          Search      UCC
(as shown on statement)        (as shown on statement)                              through
                                                                                      date
  LDM Technologies, Inc.           BankAmerica Business        Oakland County,       3/15/01
2500 Executive Hills Drive     Credit, Inc., for itself and       Michigan
  Auburn Hills, MI 48326                 as Agent
                                 231 South LaSalle Street
                                    Chicago, IL 60697




   LDM Industries, Inc.            BankAmerica Business        Oakland County,       3/15/01
2500 Executive Hills Drive        Credit, Inc., as Agent          Michigan
 Auburn Hills, MI 48326          231 South LaSalle Street
                                    Chicago, IL 60697


  LDM Technologies, Inc.           BankAmerica Business        Oakland County,       3/15/01
2500 Executive Hills Drive     Credit, Inc., for itself and       Michigan
  Auburn Hills, MI 48326                 as Agent
                                 231 South LaSalle Street
                                    Chicago, IL 60697










   LDM Technologies, Inc.                  N/A                 Oakland County,       3/15/01
                                                                  Michigan



   LDM Technologies, Inc.                  N/A                 Oakland County,       3/16/01
                                                                  Michigan

   LDM Technologies, Inc.                  N/A                 Oakland County,       3/16/01
                                                                  Michigan


        Debtor                 Fix    Liens   Suits        File No.    File Date         Search Results
(as shown on statement)                         &                                      Comments/Collateral
                                              Judg
  LDM Technologies, Inc.        X                          Liber 20393   8/11/99       AMENDMENT to original to
2500 Executive Hills Drive                                   Page 329                  Liber 18271 Page 385,
  Auburn Hills, MI 48326                                                               changing Secured Party to

                                                                                       Bank of America National
                                                                                       Trust and Savings Association,
                                                                                       for itself and as Agent
                                                                                       231 South LaSalle Street,
                                                                                       Suite 1600 Chicago, IL 60697

   LDM Industries, Inc.         X                          Liber 22224   1/18/01       RELEASE of original Liber
2500 Executive Hills Drive                                 Page 859                    18271 Page 385, releasing two
 Auburn Hills, MI 48326                                                                injection molding machines
                                                                                       with all attachments and
                                                                                       accessories

  LDM Technologies, Inc.        X                          Liber 22224   1/18/01       RELEASE of original Liber
2500 Executive Hills Drive                                 Page 865                    18271 Page 385, releasing two
  Auburn Hills, MI 48326                                                               injection molding machines and
                                                                                       including all additions,
                                                                                       attachments, accessories and
                                                                                       accessions thereto, and any and
                                                                                       all substitutions, replacements or
                                                                                       exchanges therefor, and all
                                                                                       insurance and/or other proceeds
                                                                                       thereof by and between Lessee and
                                                                                       Lessor whether now owned or
                                                                                       hereafter acquired

   LDM Technologies, Inc.               X                   N/A               N/A      No State/Federal tax Liens on
                                                                                       file and no EPA/ERISA Liens
                                                                                       tiled in the tax lien records
                                                                                       from 10 years past to present

   LDM Technologies, Inc.                      X         1997 002094 CK    12/8/97     LDM TECHNOLOGIES INC V. MUNN &
                                                                                       HUMMEL KUNSTSTOFF

   LDM Technologies, Inc.                      X         1997 551562 CZ    9/15/97     LDM TECHNOLOGIES INC V. VALK,
                                                                                       DIETER. Dismissal granted on
                                                                                       5/17/00

        Debtor                       Secured Party                Jurisdiction         Search          UCC
(as shown on statement)        (as shown on statement)                                through
                                                                                       date
  LDM Technologies, Inc.                   N/A                  Oakland County,        3/16/01
                                                                   Michigan

  LDM Technologies, Inc.                   NIA                  Oakland County,         3/16101
                                                                   Michigan

  LDM Technologies, Inc.                   N/A                  Oakland County,         3/16101
                                                                   Michigan

  LDM Technologies, Inc.          BankAmerica Business        Saint Clair County,       3/13/01          X
2500 Executive Hills Drive        Credit, Inc., as Agent           Michigan
  Auburn Hills, MI 48326         231 South LaSalle Street
                                    Chicago, IL 60697



















  LDM Technologies, Inc.          BankAmerica Business        Saint Clair County,   3/13/01          X
2500 Executive Hills Drive        Credit, Inc., as Agent           Michigan
  Auburn Hills, MI 48326         231 South LaSalle Street
                                    Chicago, IL 60697

















        Debtor                 Fix    Liens   Suits        File No.    File Date         Search Results
(as shown on statement)                         &                                      Comments/Collateral
                                              Judg
  LDM Technologies, Inc.                        X      1999 017992 CK   10/4/99        BARBARA PUTMAN V. LDM
                                                                                       TECHNOLOGIES INC

  LDM Technologies, Inc.                        X      2000 026597 CK   10/9/00        GIRARD G. PHILLIPS V. LDM
                                                                                       TECHNOLOGIES INC

  LDM Technologies, Inc.                        X      2000 027833 CK   12/4/00        MONETREX INC V. LDM
                                                                                       TECHNOLOGIES INC

  LDM Technologies, Inc.                               Liber 1699       2/12/98        BLANKET - All of the Debtor's
2500 Executive Hills Drive                             Page 547                        right, title and interest in the
  Auburn Hills, MI 48326                                                               personal property,
                                                                                       whether now owned or
                                                                                       existing or hereafter
                                                                                       acquired or arising and
                                                                                       regardless of where
                                                                                       located described below,
                                                                                       including, without
                                                                                       limitation, all
                                                                                       accounts, chattel paper,
                                                                                       contracts, deposit
                                                                                       accounts, documents,
                                                                                       equipment, fixtures,
                                                                                       general intangibles,
                                                                                       goods, instruments,
                                                                                       inventory, machinery,
                                                                                       motor vehicles, money,
                                                                                       cash or cash equivalent,
                                                                                       and proceeds and
                                                                                       products of all or any
                                                                                       of the foregoing, as
                                                                                       more fully described
                                                                                       below

                                                                                       Exhibit B Legal Description
                                                                                       attached

  LDM Technologies, Inc.                               Liber 1913       6/23/99        AMENDMENT to original Liber
2500 Executive Hills Drive                             Page 436                        1699 Page 547, changing
  Auburn Hills, MI 48326                                                               Secured Party to

                                                                                       Bank of America National
                                                                                       Trust and Savings Association
                                                                                       as Agent
                                                                                       231 South LaSalle Street,
                                                                                       Suite 1600
                                                                                       Chicago, IL 60697

        Debtor                       Secured Party                Jurisdiction         Search      UCC
(as shown on statement)        (as shown on statement)                                through
                                                                                       date
  LDM Technologies, Inc.          BankAmerica Business        Saint Clair County,     3/13/01       X
2500 Executive Hills Drive        Credit, Inc., as Agent           Michigan
  Auburn Hills, MI 48326          231 South LaSalle Street
                                  Chicago, IL 60697





  LDM Technologies, Inc.                   N/A                Saint Clair County,     3/13/01
                                                                   Michigan


  LDM Technologies, Inc.                   N/A                Saint Clair County,     3/15/01
                                                                   Michigan

  LDM Technologies, Inc.                   N/A                Saint Clair County,     3/15/01
                                                                   Michigan

  LDM Technologies, Inc.                   N/A                  Sanilac County,       3/21/01       X
                                                                   Michigan



  LDM Technologies, Inc.                   N/A                  Sanilac County,       3/21/01
                                                                   Michigan

  LDM Technologies, Inc.                   N/A                  Sanilac County,       3/21/01
                                                                   Michigan



        Debtor                 Fix    Liens   Suits        File No.        File Date         Search Results
(as shown on statement)                         &                                          Comments/Collateral
                                              Judg
  LDM Technologies, Inc.                                   Liber 1940       9/1/99         AMENDMENT to original Liber 1699
2500 Executive Hills Drive                                  Page 849                       Page 547, changing Secured Party
  Auburn Hills, MI 48326                                                                   to

                                                                                           Bank of America National Trust and
                                                                                           Savings Association as Agent
                                                                                           231 South LaSalle Street,
                                                                                           Suite 1600
                                                                                           Chicago, IL 60697

  LDM Technologies, Inc.        X                             N/A            N/A           No State/Federal tax Liens on
                                                                                           file and no EPA/ERISA Liens
                                                                                           filed in the tax lien records
                                                                                           from 10 years to present

   LDM Technologies, Inc.                X                     N/A            N/A          No Pending Suits/Judgements
                                                                                           on file from 10 years past

   LDM Technologies, Inc.                      X              N/A            N/A           No Pending Suits/Judgements
                                                                                           on file from 10 years past

   LDM Technologies, Inc.                                     N/A            N/A           No statements on file. This
                                                                                           search includes any fixture
                                                                                           statements indexed in the UCC
                                                                                           records

   LDM Technologies, Inc.       X                             N/A            N/A           No UCC fixture statements on
                                                                                           file

   LDM Technologies, Inc.               X                     N/A            N/A           No State/Federal tax Liens on
                                                                                           file and no EPA/ERISA Liens
                                                                                           filed in the tax lien records
                                                                                           from 10 years past to present

        Debtor                       Secured Party                Jurisdiction         Search      UCC
(as shown on statement)        (as shown on statement)                                through
                                                                                       date
   LDM Technologies, Inc.                N/A                   Sanilac County,       3/20/01
                                                                  Michigan









   LDM Technologies, Inc.                N/A                     Shiawassee          3/14/01         X
                                                              County, Michigan



   LDM Technologies, Inc.                N/A                     Shiawassee          3/14/01
                                                              County, Michigan

   LDM Technologies, Inc.                N/A                     Shiawassee          3/14/01
                                                              County, Michigan



   LDM Technologies, Inc.                N/A                     Shiawassee          3/14/01
                                                              County, Michigan

     LDM Industries Inc        The Huntington National       Secretary of State,     1/5/01          X
  d/b/a LDM Technologies,               Bank                        Ohio
            Inc.                41 South High Street
    d/b/a Arrow NA, Inc          Columbus, OH 43215
d/b/a Arrow Molded Plastics,
            Inc
 2500 Executive Hills Drive
   Auburn Hills, MI 48326


        Debtor                 Fix    Liens   Suits        File No.    File Date         Search Results
(as shown on statement)                         &                                      Comments/Collateral
                                              Judg
   LDM Technologies, Inc.                      X             N/A         N/A         No Pending Suits/Judgments
                                                                                     on file from 10 years past.
                                                                                     GIRARD G. PHILLIPS V. LDM
                                                                                     TECHNOLOGIES Inc, formerly
                                                                                     proceeding in Sanilac County as
                                                                                     Case # 00-27329-CK, changed venue
                                                                                     by Order dated to 9/21/00,
                                                                                     becoming Case #2000 026597 CK in
                                                                                     Oakland County, MI

   LDM Technologies, Inc.                                    N/A         N/A         No statements on file. This
                                                                                     search includes any fixture
                                                                                     statements indexed in the UCC
                                                                                     records

   LDM Technologies, Inc.       X                            N/A         N/A         No UCC fixture statements on
                                                                                     tile

   LDM Technologies, Inc.              X                     N/A         N/A         No State/Federal tax Liens on
                                                                                     file and no EPA/ERISA Liens
                                                                                     filed in the tax lien records
                                                                                     from 10 years past to present

   LDM Technologies, Inc.                      X             N/A         N/A         No Pending Suits/Judgments
                                                                                     on file from 10 years past

     LDM Industries Inc                                    AN07082      9/30/96      BLANKET - All of Debtor's
  d/b/a LDM Technologies,                                                            inventory.
            Inc.
    d/b/a Arrow NA, Inc
d/b/a Arrow Molded Plastics,
            Inc
 2500 Executive Hills Drive
   Auburn Hills, MI 48326

        Debtor                       Secured Party                Jurisdiction           Search        UCC
(as shown on statement)        (as shown on statement)                                  through
                                                                                          date
  LDM Technologies, Inc.            BankAmerica Business      Secretary of State,        1/5/01         X
2500 Executive Hills Drive         Credit, Inc., as Agent            Ohio
 Auburn Hills, MI 48326           23 1 South LaSalle Street
     FEIN: 38-2690171                 Chicago, IL 60697














  LDM Technologies, Inc.            BankAmerica Business      Secretary of State,        1/5/01         X
2500 Executive Hills Drive         Credit, Inc., as Agent            Ohio
  Auburn Hills, MI 48326          23 1 South LaSalle Street
     FEIN: 38-2690171                 Chicago, IL 60697

  LDM Technologies, Inc.            BankAmerica Business      Secretary of State,        1/5/01         X
2500 Executive Hills Drive         Credit, Inc., as Agent            Ohio
  Auburn Hills, MI 48326          231 South LaSalle Street
     FEIN: 38-2690171                 Chicago, IL 60697


        Debtor                 Fix    Liens   Suits        File No.    File Date         Search Results
(as shown on statement)                         &                                      Comments/Collateral
                                              Judg
  LDM Technologies, Inc.                                   AN34626     1/22/97         BLANKET - All of the Debtor's
2500 Executive Hills Drive                                                             right, title and interest in the
 Auburn Hills, MI 48326                                                                personal property, whether now
     FEIN: 38-2690171                                                                  owned or existing or hereafter
                                                                                       acquired or arising and regardless
                                                                                       of where located described below,
                                                                                       including, without limitation, all
                                                                                       accounts, chattel paper,
                                                                                       contracts, deposit accounts,
                                                                                       documents, equipment, fixtures,
                                                                                       general intangibles, goods,
                                                                                       instruments, inventory, machinery,
                                                                                       motor vehicles, money, cash or
                                                                                       cash equivalent, and proceeds and
                                                                                       products of all or any of the
                                                                                       foregoing, as more fully described
                                                                                       below

  LDM Technologies, Inc.                                 07169704202   7/15/97         PARTIAL RELEASE of original
2500 Executive Hills Drive                                                             AN34626, releasing one injection
  Auburn Hills, MI 48326                                                               molding machine together with all
     FEIN: 38-2690171                                                                  component parts

  LDM Technologies, Inc.                                 07239725804   7/23/97         AMENDMENT to original AN34626,
2500 Executive Hills Drive                                                             deleting original Exhibit A in its
  Auburn Hills, MI 48326                                                               entirety and replacing it with
     FEIN: 38-2690171                                                                  attached Exhibit A

        Debtor                       Secured Party                Jurisdiction         Search      UCC
(as shown on statement)        (as shown on statement)                                through
                                                                                        date
  LDM Technologies, Inc.            BankAmerica Business      Secretary of State,      1/5/01      X
2500 Executive Hills Drive         Credit, Inc., as Agent            Ohio
  Auburn Hills, MI 48326          231 South LaSalle Street
                                      Chicago, IL 60697





  LDM Technologies, Inc.            BankAmerica Business      Secretary of State,
2500 Executive Hills Drive         Credit, Inc., as Agent            Ohio              1/5/01      X
  Auburn Hills, MI 48326          231 South LaSalle Street
                                      Chicago, IL 60697






   LDM Industries, Inc.             BankAmerica Business      Secretary of State,      1/5/01      X
2500 Executive Hills Drive         Credit, Inc., as Agent            Ohio
  Auburn Hills, MI 48326          231 South LaSalle Street
                                      Chicago, IL 60697

   LDM Industries, Inc.             BankAmerica Business      Secretary of State,      1/5/01      X
2500 Executive Hills Drive         Credit, Inc., as Agent            Ohio
 Auburn Hills, MI 48326           231 South LaSalle Street
                                      Chicago, IL 60697











        Debtor                 Fix    Liens   Suits        File No.    File Date         Search Results
(as shown on statement)                         &                                      Comments/Collateral
                                              Judg
  LDM Technologies, Inc.                                 19991740443   6/22/99         AMENDMENT to original AN34626,
2500 Executive Hills Drive                                                             changing Secured Party to
  Auburn Hills, MI 48326
                                                                                       Bank of America National Trust and
                                                                                       Savings Association as Agent
                                                                                       hereafter acquired
                                                                                       231 South LaSalle Street,
                                                                                       Suite 1600
                                                                                       Chicago, IL 60697

  LDM Technologies, Inc.                                 19992070245   7/26/99         AMENDMENT to original
2500 Executive Hills Drive                                                             AN34626, changing Secured Party to
  Auburn Hills, MI 48326
                                                                                       Bank of America National
                                                                                       Trust and Savings Association
                                                                                       as Agent
                                                                                       231 South LaSalle Street,
                                                                                       Suite 1600
                                                                                       Chicago, IL 60697

   LDM Industries, Inc.                                  20010380170   1/8/01          RELEASE of original AN34626
2500 Executive Hills Drive                                                             releasing two injection
  Auburn Hills, MI 48326                                                               molding machine with all
                                                                                       attachments and accessories

   LDM Industries, Inc.                                  20010610494   2/14/01         PARTIAL RELEASE of original
2500 Executive Hills Drive                                                             AN34626, releasing two
 Auburn Hills, MI 48326                                                                injection molding machines
                                                                                       and including all additions,
                                                                                       attachments, accessories and
                                                                                       accessions thereto, and any
                                                                                       and all substitutions,
                                                                                       replacements or exchanges
                                                                                       therefor, and all insurance
                                                                                       and/or other proceeds thereof
                                                                                       by and between Lessee and
                                                                                       Lessor whether now owned or
                                                                                       hereafter acquired

        Debtor                       Secured Party                Jurisdiction         Search      UCC
(as shown on statement)        (as shown on statement)                                through
                                                                                       date
     LDM Technologies              LMA Capital Group, LLC      Secretary of State,     1/5/01      X
 600 South Clinton Street        2000 Powell St., Suite 1203          Ohio
  Circleville, OH 43113             Emeryville, CA 94608

     LDM Technologies              LMA Capital Group, LLC      Secretary of State,     1/5/01      X
 600 South Clinton Street        2000 Powell St., Suite 1203          Ohio
  Circleville, OH 43113             Emeryville, CA 94608




  LDM Technologies, Inc.         M&I First National Leasing    Secretary of State,     1/5/01      X
2500 Executive Hills Blvd.                  Corp.                     Ohio
  Auburn Hills, MI 48326            250 E. Wisconsin Ave.
                                     Milwaukee, WI 53202




  LDM Technologies, Inc.         M&I First National Leasing    Secretary of State,     1/5/01      X
500 Executive Hills Blvd.                   Corp.                     Ohio
  Auburn Hills, MI 48326            250 E. Wisconsin Ave.
                                     Milwaukee, WI 53202






     LDM Technologies               Diversified Material       Secretary of State,     1/5/01      X
     800 Independence                  Handling, Inc.                 Ohio
    Napoleon, OH 43545              83 10 Airport Highway
                                      Holland, OH 43528





        Debtor                 Fix    Liens   Suits      File No.     File Date         Search Results
(as shown on statement)                         &                                      Comments/Collateral
                                              Judg
     LDM Technologies                                      AN59385     4/25/97         One Lantech Stretch Wrapper
 600 South Clinton Street
  Circleville, OH 43113

     LDM Technologies                                  08069701807     8/5/97          ASSIGNMENT of original
 600 South Clinton Street                                                              AN59385, assigning to
  Circleville, OH 43113
                                                                                       The CIT Group/Equipment Financing,
                                                                                       Inc. 900 Ashwood Parkway Atlanta,
                                                                                       GA 30338

  LDM Technologies, Inc.                                 AP0140658     6/1/98          One new deionization system
2500 Executive Hills Blvd.                                                             w/tank and pump assemblies,
  Auburn Hills, MI 48326                                                               pretreatment assemblies and
                                                                                       quality enhancement equipment
                                                                                       including all attachments,
                                                                                       accessories, appurtenances,
                                                                                       accessions & substitutions

  LDM Technologies, Inc.                               19982460129     8/28/98         AMENDMENT to original
500 Executive Hills Blvd.                                                              AP0057190, changing collateral to
  Auburn Hills, MI 48326
                                                                                       One new deionization system w/tank
                                                                                       and pump assemblies, pretreatment
                                                                                       assemblies and quality enhancement
                                                                                       equipment more particularly
                                                                                       described on Schedule A attached
                                                                                       hereto and made a part hereof

     LDM Technologies                                    AP0140658     4/12/99         Toyota forklift truck, assigned to
     800 Independence
    Napoleon, OH 43545                                                                 Toyota Motor Credit
                                                                                       Corporation
                                                                                       PO Box 3457
                                                                                       Torrance, CA 90504-3457

        Debtor                           Secured Party            Jurisdiction         Search        UCC
(as shown on statement)             (as shown on statement)                            through
                                                                                        date

   LDM Technologies, Inc.           General Electric Capital    Secretary of State,    1/5/01        X
2500 Executive Hills Drive                Corporation                  Ohio
  Auburn Hills, MI 48326            1787 Sentry Parkway/West
                                  16 Sentry Park/West; Suite
                                              200
                                      Blue Bell, PA 19422







  LDM Technologies, Inc.            Toyota Motor Credit Corp    Secretary of State,    1/5/01        X
      110 N 8th St                       PO Box 3457                   Ohio
Byesville, OH 43723-1048             Torrance, CA 90510

 LDM Technologies, Inc.             Toyota Motor Credit Corp    Secretary of State,    1/5/01        X
      110 N 8th St                       PO Box 3457                   Ohio
Byesville, OH 43723-1048             Torrance, CA 90510

   LDM Technologies, Inc             Advance Acceptance         Secretary of State,    l/5/01        X
 110 North Eighth Street                 Corporation                   Ohio
   Byesville, OH 43723             13755 First Avenue South
                                     Plymouth, MN 55441

   LDM Technologies, Inc.            Milacron Marketing         Secretary of State,    1/5/01        X
2500 Executive Hills Drive                Company                       Ohio
  Auburn Hills, MI 48326             4165 Halfacre Road
                                     Batavia, OH 45103


        Debtor                      Fix  Liens  Suits        File No.       File Date      Search Results
(as shown on statement)                           &                                      Comments/Collateral
                                                Judg

   LDM Technologies, Inc.                                 AP0163818      7/26/99       One injection molding
2500 Executive Hills Drive                                                             machine and including all
  Auburn Hills, MI 48326                                                               additions, attachments,
                                                                                       accessories and accessions
                                                                                       thereto, and any and all
                                                                                       substitutions, replacements or
                                                                                       exchanges therefor, and all
                                                                                       insurance and/or other
                                                                                       proceeds thereof by and
                                                                                       between Lessee/Debtor and
                                                                                       Lessor/Secured Party whether
                                                                                       now owned or hereafter
                                                                                       acquired

  LDM Technologies, Inc.                                  AP0222271      2/24/00       Seven new Toyota Forklift
      110 N 8th St                                                                     Trucks
Byesville, OH 43723-1048

 LDM Technologies, Inc.                                   AP0229144      3/30/00       Two new Toyota Forklift
      110 N 8th St                                                                     Trucks
Byesville, OH 43723-1048

   LDM Technologies, Inc                                  AP0251266      6/26/00       One Powerboss sweeper
 110 North Eighth Street                                                               scrubber
   Byesville, OH 43723

   LDM Technologies, Inc.                                 AP280575       9/19/00       One Plastics Injection
2500 Executive Hills Drive                                                             Molding Machine and
  Auburn Hills, MI 48326                                                               Auxiliary Equipment


        Debtor                           Secured Party            Jurisdiction         Search        UCC
(as shown on statement)             (as shown on statement)                            through
                                                                                        date
    LDM Industries, Inc.             Milacron Marketing         Secretary of State,    1/5/01        X
2500 Executive Hills Drive                Company                      Ohio
  Auburn Hills, MI 48326             4165 Halfacre Road
                                     Batavia, OH 45103










   LDM Technologies, Inc.            Milacron Marketing         Secretary of State,    1/5/01        X
2500 Executive Hills Drive                Company                      Ohio
  Auburn Hills, MI 48326             4165 Halfacre Road
                                     Batavia, OH 45103

   LDM Technologies, Inc.            Milacron Marketing         Secretary of State,    1/5/01        X
2500 Executive Hills Drive                Company                      Ohio
  Auburn Hills, MI 48326             4165 Halfacre Road
                                     Batavia, OH 45103

   LDM Technologies, Inc.            Advance Acceptance         Secretary of State,    1/5/01        X
  110 North Eighth Street               Corporation                    Ohio
    Byesville, OH 43723           13755 First Avenue North
                                     Plymouth, MN 55441

   LDM Technologies, Inc.       Air Technologies, a division    Secretary of State,    1/5/01        X
     110 N. 8th Street              of Ohio Transmission               Ohio
    Byesville, OH 43723                 Corporation
                                     666 Parsons Avenue
                                     Columbus, OH 43206



        Debtor                    Fix  Liens  Suits        File No.       File Date      Search Results
(as shown on statement)                         &                                      Comments/Collateral
                                              Judg
    LDM Industries, Inc.                                20010610492    2/14/01       PARTIAL RELEASE of original
2500 Executive Hills Drive                                                           AP280575, releasing two
  Auburn Hills, MI 48326                                                             injection molding machines
                                                                                     and including all additions,
                                                                                     attachments, accessories and
                                                                                     accessions thereto, and any
                                                                                     and all substitutions,
                                                                                     replacements or exchanges
                                                                                     therefor, and all insurance
                                                                                     and/or other proceeds thereof
                                                                                     by and between Lessee and
                                                                                     Lessor whether now owned or
                                                                                     hereafter acquired

   LDM Technologies, Inc.                               AP280576       9/19/00       One Plastics Injection
2500 Executive Hills Drive                                                           Molding Machine and
  Auburn Hills, MI 48326                                                             Auxiliary Equipment

   LDM Technologies, Inc.                               AP280577       9/19/00       One Plastics Injection
2500 Executive Hills Drive                                                           Molding Machine and
  Auburn Hills, MI 48326                                                             Auxiliary Equipment

   LDM Technologies, Inc.                               AP293701       10/16/00      One Nilfisk advance model
  110 North Eighth Street                                                            2052LP rider
    Byesville, OH 43723

   LDM Technologies, Inc.                               AP293500       11/17/00      One Atlas Copco Compressor,
     110 N. 8th Street                                                               one Van air activated carbon
    Byesville, OH 43723                                                              vapor absorbing filter with
                                                                                     PD2 differential indicator kit,
                                                                                     and one Arrow heatless
                                                                                     regenerative compressed air
                                                                                     dryer


        Debtor                           Secured Party            Jurisdiction         Search        UCC
(as shown on statement)             (as shown on statement)                            through
                                                                                        date

   LDM Technologies, Inc.          General Electric Capital     Secretary of State,    1/5/01        X
2500 Executive Hills Drive               Corporation                  Ohio
   Auburn Hills, MI 48326            1301 Virginia Drive
                                          Suite 200
                                   Ft. Washington, PA 19034








   LDM Technologies, Inc.          General Electric Capital     Secretary of State,    1/5/01        X
2500 Executive Hills Drive               Corporation                   Ohio
   Auburn Hills, MI 48326            1301 Virginia Drive
                                          Suite 200
                                   Ft. Washington, PA 19034







  L D M Technologies Inc.           Diversified Material        Secretary of State,    1/5/01        X
   800 Industrial Drive                Handling, Inc.                  Ohio
    Napoleon, OH 43545              8310 Airport Highway
                                      Holland, OH 43528


 L D M Technologies, Inc.           Diversified Material        Secretary of State,    1/5/01        X
    800 Independence                   Handling, Inc.                  Ohio
   Napoleon, OH 43545               8310 Airport Highway
                                     Holland, OH 43528



        Debtor                      Fix  Liens  Suits        File No.       File Date      Search Results
(as shown on statement)                           &                                      Comments/Collateral
                                                Judg

   LDM Technologies, Inc.                                 AP308694       1/8/01        One injection molding
2500 Executive Hills Drive                                                             machine and including all
   Auburn Hills, MI 48326                                                              additions, attachments,
                                                                                       accessories and accessions
                                                                                       thereto, and any and all
                                                                                       substitutions, replacements or
                                                                                       exchanges therefor, and all
                                                                                       insurance and/or other
                                                                                       proceeds thereof by and
                                                                                       between Lessee and
                                                                                       Lessor whether now owned or
                                                                                       hereafter acquired

   LDM Technologies, Inc.                                 AP308699       1/8/01        Two injection molding
2500 Executive Hills Drive                                                             machines and including all
   Auburn Hills, MI 48326                                                              additions, attachments,
                                                                                       accessories and accessions
                                                                                       thereto, and any and all
                                                                                       substitutions, replacements or
                                                                                       exchanges therefor, and all
                                                                                       insurance and/or other
                                                                                       proceeds thereof by and
                                                                                       between Lessee and
                                                                                       Lessor whether now owned or
                                                                                       hereafter acquired

  LDM Technologies Inc.                                   AP0106539      12/9/98       Toyota forklift truck, assigned
   800 Industrial Drive                                                                to
    Napoleon, OH 43545
                                                                                       Toyota motor credit corp.
                                                                                       PO Box 3457
                                                                                       Torrance, CA 90504-3457

 LDM Technologies, Inc.                                   AP0111581      12/29/98      Two Toyotas with sideshifter,
    800 Independence                                                                   forks, backup alarm, rear
   Napoleon, OH 43545                                                                  combination lights, mirrors,
                                                                                       strobe, assigned to

                                                                                       Toyota Motor Credit Corp.
                                                                                       PO Box 3457
                                                                                       Torrance, CA 90504

        Debtor                           Secured Party            Jurisdiction         Search        UCC
(as shown on statement)             (as shown on statement)                            through
                                                                                        date

 L D M Technologies, Inc.           Diversified Material        Secretary of State,    1/5/01        X
   800 Industrial Drive                Handling, Inc.                  Ohio
    Napoleon, OH 43545              8310 Airport Highway
                                     Holland, OH 43528




 L D M Technologies Inc             Copelco Capital, Inc.       Secretary of State,    1/5/01        X
      110 N. 8th                         PO Box 728                    Ohio
  Byesville, OH 43723               Park Ridge, NJ 07656







 L D M Technologies Inc             Copelco Capital, Inc.       Secretary of State,    1/5/01        X
       110 N. 8th                        PO Box 728                   Ohio
  Byesville, OH 43723               Park Ridge, NJ 07656







 L D M Technologies, Inc.         Toyota Motor Credit Corp      Secretary of State,    1/5/01        X
       110 N 8th St                     PO Box 3457                   Ohio
   Byesville, OH 43723              Torrance, CA 90510



        Debtor                      Fix  Liens  Suits      File No.     File Date         Search Results
(as shown on statement)                           &                                     Comments/Collateral
                                                Judg

 L D M Technologies, Inc.                                 AP0111582      12/29/98      Two Toyotas with mast, forks, sideshifter,
   800 Industrial Drive                                                                backup alarm, rear combination lights,
    Napoleon, OH 43545                                                                 mirrors, strobe, assigned to

                                                                                       Toyota Motor Credit Corp.
                                                                                       PO Box 3457
                                                                                       Torrance, CA 90504

 L D M Technologies Inc                                   AP0205035      1/3/00        BLANKET EQUIPMENT - All Equipment now or
      110 N. 8th                                                                       hereafter leased by Lessor to Lessee, and all
  Byesville, OH 43723                                                                  accessions, additions, replacements and
                                                                                       substitutions thereto and therefor and all
                                                                                       proceeds (including insurance proceeds)
                                                                                       thereof, as more specifically identified in
                                                                                       the lease documentation on file at the
                                                                                       offices of the Lessor

 L D M Technologies Inc                                   AP0226896      3/29/00       BLANKET EQUIPMENT - All Equipment now or
       110 N. 8th                                                                      hereafter leased by Lessor to Lessee, and all
  Byesville, OH 43723                                                                  accessions, additions, replacements and
                                                                                       substitutions thereto and therefor and all
                                                                                       proceeds (including insurance proceeds)
                                                                                       thereof, as more specifically identified in
                                                                                       the lease documentation on file at the
                                                                                       offices of the Lessor

 L D M Technologies, Inc.                                 AP0244010      5/26/00       One new Toyota Forklift
       110 N 8th St                                                                    Truck
   Byesville, OH 43723

        Debtor                           Secured Party            Jurisdiction         Search        UCC
(as shown on statement)             (as shown on statement)                            through
                                                                                        date

 L D M Technologies, Inc.           Diversified Material        Secretary of State,    1/5/01        X
   800 Independence Dr.                   Handling                    Ohio
   Napoleon, OH 43545               8310 Airport Highway
                                     Holland, OH 43528








 L D M Technologies, Inc.           Diversified Material        Secretary of State,    1/5/01        X
    800 Independence                   Handling, Inc.                 Ohio
    Napoleon, OH 43545              8310 Airport Highway
                                      Holland, OH 43528








   LDM Technologies, Inc.                    N/A                US District Court -    3/12/01
                                                                Southern District,
                                                                      Ohio
                                                                   (Columbus
                                                                   Division)

   LDM Technologies, Inc.                    N/A                US District Court -    3/9/01        X
                                                                Northern District,
                                                                      Ohio
                                                                (Toledo Division)

   LDM Technologies, Inc.                    N/A                 US Bankruptcy         3/14/01
                                                                Court - Southern
                                                                 District, Ohio
                                                                   (Columbus
                                                                   Division)


        Debtor                      Fix  Liens  Suits     File No.     File Date          Search Results
(as shown on statement)                           &                                     Comments/Collateral
                                                Judg

 L D M Technologies, Inc.                                 AP288314      9/25/00       One new Toyota with mast, sideshifter,
   800 Independence Dr.                                                               back-up alarm, rear combination lights, dual
   Napoleon, OH 43545                                                                 fuel, non-marking solid tires, side view
                                                                                      mirrors and yellow strobe, assigned to

                                                                                      Toyota Motor Credit Corp.
                                                                                      2050 W. 190th St. Suite 206
                                                                                      PO Box 3457
                                                                                      Torrance, CA 90504-3457

 L D M Technologies, Inc.                                 AP288352      9/25/00       Two new Toyota forklifts with sideshifters,
    800 Independence                                                                  back-up alarms, rear combination lights, dual
    Napoleon, OH 43545                                                                fuel, non-marking solid pneumatic tires, side
                                                                                      view mirrors and yellow strobe, assigned to

                                                                                      Toyota Motor Credit
                                                                                      Corporation
                                                                                      1515 W. 190th St.
                                                                                      Torrance, CA 90509

   LDM Technologies, Inc.                                   N/A            N/A        No Pending Suits/Judgments on file from
                                                                                      1/4/88. This search includes any Federal Tax
                                                                                      Liens indexed in this court

   LDM Technologies, Inc.                                 99-CV-7471    8/5/99        BONNIE BRISKEY V. LDM TECHNOLOGIES INC. Labor
                                                                                      matter. Order dismissing the case with
                                                                                      prejudice on 6/19/00

   LDM Technologies, Inc.                                   N/A            N/A        No Bankruptcy cases on file
                                                                                      from 1/1/91

        Debtor                           Secured Party            Jurisdiction         Search        UCC
(as shown on statement)             (as shown on statement)                            through
                                                                                        date

   LDM Technologies, Inc.                   N/A                  US Bankruptcy         3/9/01
                                                                Court - Northern
                                                                District, Ohio
                                                               (Toledo Division)

   LDM Technologies, Inc.           BankAmerica Business        Guernsey County,       3/14/01       X
2500 Executive Hills Drive         Credit, Inc., as Agent            Ohio
   Auburn Hills, MI 48326         231 South LaSalle Street
                                      Chicago, IL 60697















   LDM Technologies, Inc.           BankAmerica Business        Guernsey County,       3/14/01       X
2500 Executive Hills Drive        Credit, Inc., as Agent              Ohio
   Auburn Hills, MI 48326        231 South LaSalle Street
                                     Chicago, IL 60697




        Debtor                     Fix  Liens  Suits      File No.         File Date               Search Results
(as shown on statement)                          &                                              Comments/Collateral
                                               Judg

   LDM Technologies, Inc.                                     N/A             N/A             No Bankruptcy cases on file
                                                                                              from 1/2/85

   LDM Technologies, Inc.                                    70427          1/22/97           BLANKET - All of the Debtor's
2500 Executive Hills Drive                                                                    right, title and interest in the
   Auburn Hills, MI 48326                                                                     personal property, whether
                                                                                              now owned or existing or
                                                                                              hereafter acquired or arising
                                                                                              and regardless of where
                                                                                              located described below,
                                                                                              including, without limitation,
                                                                                              all accounts, chattel paper,
                                                                                              contracts, deposit accounts,
                                                                                              documents, equipment,
                                                                                              fixtures, general intangibles,
                                                                                              goods, instruments, inventory,
                                                                                              machinery, motor vehicles,
                                                                                              money, cash or cash
                                                                                              equivalent, and proceeds and
                                                                                              products of all or any of the
                                                                                              foregoing, as more fully
                                                                                              described below

   LDM Technologies, Inc.                                199900003570       6/23/99           AMENDMENT to original
2500 Executive Hills Drive                                                                    70427, changing Secured
   Auburn Hills, MI 48326                                                                     Party to

                                                                                              Bank of America National
                                                                                              Trust and Savings Association
                                                                                              as Agent
                                                                                              231 South LaSalle Street,
                                                                                              Suite 1600
                                                                                              Chicago, IL 60697

        Debtor                           Secured Party            Jurisdiction         Search        UCC
(as shown on statement)             (as shown on statement)                            through
                                                                                        date

   LDM Technologies, Inc.           BankAmerica Business        Guernsey County,       3/14/01       X
2500 Executive Hills Drive         Credit, Inc., as Agent            Ohio
  Auburn Hills, MI 48326          231 South LaSalle Street
                                      Chicago, IL 60697






     LDM Industries, Inc.           BankAmerica Business        Guernsey County,       3/14/01       X
2500 Executive Hills Drive         Credit, Inc., as Agent             Ohio
  Auburn Hills, MI 48326          231 South LaSalle Street
                                      Chicago, IL 60697


     LDM Industries, Inc.           BankAmerica Business        Guernsey County,       3/14/01       X
 2500 Executive Hills Drive        Credit, Inc., as Agent             Ohio
   Auburn Hills, MI 48326         231 South LaSalle Street
                                      Chicago, IL 60697


        Debtor                     Fix  Liens  Suits      File No.        File Date               Search Results
(as shown on statement)                          &                                              Comments/Collateral
                                               Judg

   LDM Technologies, Inc.                                199900003924       8/5/99            AMENDMENT to original
2500 Executive Hills Drive                                                                    70427, changing Secured
  Auburn Hills, MI 48326                                                                      Party to

                                                                                              Bank of America National
                                                                                              Trust and Savings Association,
                                                                                              as Agent
                                                                                              231 South LaSalle Street,
                                                                                              Suite 1600
                                                                                              Chicago, IL 60697

     LDM Industries, Inc.                                200100006902       1/17/01           RELEASE of original 70427,
2500 Executive Hills Drive                                                                    releasing two injection
  Auburn Hills, MI 48326                                                                      molding machines with all
                                                                                              attachments and accessories

     LDM Industries, Inc.                                200100006904       1/17/01           PARTIAL RELEASE of original
 2500 Executive Hills Drive                                                                   70427, releasing two injection
   Auburn Hills, MI 48326                                                                     molding machines and
                                                                                              including all additions,
                                                                                              attachments, accessories and
                                                                                              accessions thereto, and any
                                                                                              and all substitutions,
                                                                                              replacements or exchanges
                                                                                              therefor, and all insurance
                                                                                              and/or other proceeds thereof
                                                                                              by and between Lessee and
                                                                                              Lessor whether now owned or
                                                                                              hereafter acquired

        Debtor                           Secured Party            Jurisdiction         Search        UCC
(as shown on statement)             (as shown on statement)                            through
                                                                                        date

   LDM Technologies, Inc.           BankAmerica Business        Guernsey County,       3/14/01       X
2500 Executive Hills Drive         Credit, Inc., as Agent             Ohio
  Auburn Hills, MI 48326          231 South LaSalle Street
                                     Chicago, IL 60697











   LDM Technologies, Inc.           BankAmerica Business        Guernsey County,       3/14/01       X
2500 Executive Hills Drive         Credit, Inc., as Agent             Ohio
  Auburn Hills, MI 48326          231 South LaSalle Street
                                     Chicago, IL 60697






   LDM Technologies, Inc.            BankAmerica Business       Guernsey County,       3/14/01       X
2500 Executive Hills Drive        Credit, Inc., for itself            Ohio
  Auburn Hills, MI 48326                and as Agent
                                  231 South LaSalle Street
                                      Chicago, IL 60697



        Debtor                     Fix  Liens  Suits      File No.         File Date              Search Results
(as shown on statement)                          &                                              Comments/Collateral
                                               Judg

   LDM Technologies, Inc.                                9800000245         2/6/98            BLANKET - All of the Debtor's
2500 Executive Hills Drive                                                                    right, title and interest in the
  Auburn Hills, MI 48326                                                                      personal property, whether
                                                                                              now owned or existing or
                                                                                              hereafter acquired or arising
                                                                                              and regardless of where
                                                                                              located described below,
                                                                                              including, without limitation,
                                                                                              all accounts, chattel paper,
                                                                                              contracts, deposit accounts,
                                                                                              documents, equipment,
                                                                                              fixtures, general intangibles,
                                                                                              goods, instruments, inventory,
                                                                                              machinery, motor vehicles,
                                                                                              money, cash or cash
                                                                                              equivalent, and proceeds and
                                                                                              products of all or any of the
                                                                                              foregoing, as more fully
                                                                                              described below

   LDM Technologies, Inc.                                199900003572       6/23/99           AMENDMENT to original
2500 Executive Hills Drive                                                                    9800000245, changing
  Auburn Hills, MI 48326                                                                      Secured Party to

                                                                                              Bank of America National
                                                                                              Trust and Savings Association,
                                                                                              as Agent
                                                                                              231 South LaSalle Street,
                                                                                              Suite 1600
                                                                                              Chicago, IL 60697

   LDM Technologies, Inc.                                199900003587       6/28/99           AMENDMENT to original
2500 Executive Hills Drive                                                                    9800000245, changing
  Auburn Hills, MI 48326                                                                      Secured Party to

                                                                                              Bank of America National
                                                                                              Trust and Savings Association,
                                                                                              for itself and as Agent
                                                                                              231 S. LaSalle, Suite 1600
                                                                                              Chicago, IL 60697

        Debtor                           Secured Party            Jurisdiction         Search        UCC
(as shown on statement)             (as shown on statement)                            through
                                                                                        date

   LDM Technologies, Inc.           BankAmerica Business        Guernsey County,       3/14/01       X
2500 Executive Hills Drive         Credit, Inc., as Agent             Ohio
  Auburn Hills, MI 48326          231 South LaSalle Street
                                     Chicago, IL 60697











     LDM Industries, Inc.           BankAmerica Business        Guernsey County,       3/14/01       X
2500 Executive Hills Drive         Credit, Inc., as Agent             Ohio
  Auburn Hills, MI 48326          231 South LaSalle Street
                                     Chicago, IL 60697

     LDM Industries, Inc.           BankAmerica Business        Guernsey County,       3/14/01       X
2500 Executive Hills Drive         Credit, Inc., as Agent             Ohio
  Auburn Hills, MI 48326          231 South LaSalle Street
                                     Chicago, IL 60697


        Debtor                      Fix  Liens  Suits       File No.        File Date              Search Results
(as shown on statement)                           &                                              Comments/Collateral
                                                Judg

   LDM Technologies, Inc.                                 199900003923       8/5/99            AMENDMENT to original
2500 Executive Hills Drive                                                                     9800000245, changing
  Auburn Hills, MI 48326                                                                       Secured Party to

                                                                                               Bank of America National
                                                                                               Trust and Savings Association
                                                                                               as Agent
                                                                                               231 South LaSalle Street,
                                                                                               Suite 1600
                                                                                               Chicago, IL 60697
     LDM Industries, Inc.                                 200100006903       1/17/01           RELEASE of original
2500 Executive Hills Drive                                                                     9800000245, releasing two
  Auburn Hills, MI 48326                                                                       injection molding machines
                                                                                               with all attachments and
                                                                                               accessories
     LDM Industries, Inc.                                 200100006908       1/17/01           PARTIAL RELEASE of original
2500 Executive Hills Drive                                                                     9800000245, releasing two
  Auburn Hills, MI 48326                                                                       injection molding machines
                                                                                               and including all additions,
                                                                                               attachments, accessories and
                                                                                               accessions thereto, and any
                                                                                               and all substitutions,
                                                                                               replacements or exchanges
                                                                                               therefor, and all insurance
                                                                                               and/or other proceeds thereof
                                                                                               by and between Lessee and
                                                                                               Lessor whether now owned or
                                                                                               hereafter acquired


        Debtor                           Secured Party            Jurisdiction         Search        UCC
(as shown on statement)             (as shown on statement)                            through
                                                                                        date

   LDM Technologies, Inc.           BankAmerica Business        Guernsey County,       3/14/01       X
2500 Executive Hills Drive         Credit, Inc., as Agent            Ohio
  Auburn Hills, MI 48326          231 South LaSalle Street
                                     Chicago, IL 60697
















   LDM Technologies, Inc.            BankAmerica Business       Guernsey County,       3/14/01       X
2500 Executive Hills Drive         Credit, Inc., for itself           Ohio
  Auburn Hills, MI 48326                 and as Agent
                                  231 South LaSalle Street
                                     Chicago, IL 60697


        Debtor                Fix  Liens  Suits      File No.         File Date          Search Results
(as shown on statement)                     &                                              Comments/Collateral
                                          Judg

   LDM Technologies, Inc.                             9800000320       2/13/98           BLANKET - All of the Debtor's
2500 Executive Hills Drive                                                               right, title and interest in the
  Auburn Hills, MI 48326                                                                 personal property, whether
                                                                                         now owned or existing or
                                                                                         hereafter acquired or arising
                                                                                         and regardless of where
                                                                                         located described below,
                                                                                         including, without limitation,
                                                                                         all accounts, chattel paper,
                                                                                         contracts, deposit accounts,
                                                                                         documents, equipment,
                                                                                         fixtures, general intangibles,
                                                                                         goods, instruments, inventory,
                                                                                         machinery, motor vehicles,
                                                                                         money, cash or cash
                                                                                         equivalent, and proceeds and
                                                                                         products of all or any of the
                                                                                         foregoing, as more fully
                                                                                         described below. Exhibit B
                                                                                         Legal Description attached

   LDM Technologies, Inc.                              900003941       8/13/99           AMENDMENT to original
2500 Executive Hills Drive                                                               9800000320, changing
  Auburn Hills, MI 48326                                                                 Secured Party to

                                                                                         Bank of America National
                                                                                         Trust and Savings Association,
                                                                                         for itself and as Agent
                                                                                         231 S. LaSalle, Suite 1600
                                                                                         Chicago, IL 60697

        Debtor                         Secured Party              Jurisdiction       Search       UCC
(as shown on statement)           (as shown on statement)                            through
                                                                                      date

   LDM Industries, Inc.             BankAmerica Business       Guernsey County,      3/14/01      X
2500 Executive Hills Drive        Credit, Inc., as Agent              Ohio
 Auburn Hills, MI 48326          231 South LaSalle Street
                                     Chicago, IL 60697











   LDM Industries, Inc.             BankAmerica Business       Guernsey County,      3/14/01      X
2500 Executive Hills Drive        Credit, Inc., as Agent             Ohio
 Auburn Hills, MI 48326          231 South LaSalle Street
                                     Chicago, IL 60697


   LDM Technologies, Inc.        M&I First National Leasing    Guernsey County,      3/14/01      X
2500 Executive Hills Blvd.                 Corp.                      Ohio
 Auburn Hills, MI 48326             250 E. Wisconsin Ave.
                                     Milwaukee, WI 53202





   LDM Technologies, Inc.        M&I First National Leasing    Guernsey County,      3/14/01      X
2500 Executive Hills Blvd.                 Corp.                      Ohio
 Auburn Hills, MI 48326             250 E. Wisconsin Ave.
                                     Milwaukee, WI 53202



        Debtor                     Fix  Liens  Suits     File No.       File Date         Search Results
(as shown on statement)                          &                                      Comments/Collateral
                                               Judg

   LDM Industries, Inc.                                  200100006909      1/17/01    PARTIAL RELEASE of original
2500 Executive Hills Drive                                                            9800000320, releasing two
 Auburn Hills, MI 48326                                                               injection molding machines
                                                                                      and including all additions,
                                                                                      attachments, accessories and
                                                                                      accessions thereto, and any
                                                                                      and all substitutions,
                                                                                      replacements or exchanges
                                                                                      therefor, and all insurance
                                                                                      and/or other proceeds thereof
                                                                                      by and between Lessee and
                                                                                      Lessor whether now owned or
                                                                                      hereafter acquired

   LDM Industries, Inc.                                  200100006910      1/17/01    RELEASE of original
2500 Executive Hills Drive                                                            9800000320, releasing two
 Auburn Hills, MI 48326                                                               injection molding machines
                                                                                      with all attachments and
                                                                                      accessories

   LDM Technologies, Inc.                                9800001047        6/1/98     One new deionization system
2500 Executive Hills Blvd.                                                            w/tank and pump assemblies,
 Auburn Hills, MI 48326                                                               pretreatment assemblies and
                                                                                      quality enhancement
                                                                                      equipment including all
                                                                                      attachments, accessories,
                                                                                      appurtenances, accessions &
                                                                                      substitutions

   LDM Technologies, Inc.                                9800001047        8/28/98    AMENDMENT to original
2500 Executive Hills Blvd.                                                            9800001047, changing
 Auburn Hills, MI 48326                                                               collateral description to

                                                                                      One new deionization system
                                                                                      w/tank and pump assemblies,
                                                                                      pretreatment assemblies and
                                                                                      quality enhancement
                                                                                      equipment as more
                                                                                      particularly described on
                                                                                      Schedule A attached hereto
                                                                                      and made a part hereof


        Debtor                         Secured Party              Jurisdiction       Search       UCC
(as shown on statement)           (as shown on statement)                            through
                                                                                      date

   LDM Technologies, Inc.         General Electric Capital      Guernsey County,     3/14/01      X
2500 Executive Hills Drive              Corporation                    Ohio
 Auburn Hills, MI 48326           1787 Sentry Parkway/West
                                 16 Sentry Park/West; Suite
                                            200
                                    Blue Bell, PA 19422









   LDM Technologies, Inc.         General Electric Capital      Guernsey County,     3/14/01      X
2500 Executive Hills Drive              Corporation                    Ohio
 Auburn Hills, MI 48326           1787 Sentry Parkway/West
                                 16 Sentry Park/West; Suite
                                            200
                                    Blue Bell, PA 19422








   LDM Technologies, Inc.         Toyota Motor Credit Corp      Guernsey County,     3/14/01      X
        110 N 8th St                     PO Box 3457                   Ohio
  Byesville, OH 43723-1048           Torrance, CA 90510

  LDM Technologies, Inc.           Toyota Motor Credit Corp     Guernsey County,     3/14/01      X
       110 N 8th St                       PO Box 3457                  Ohio
   Byesville, OH 43723               Torrance, CA 90510


        Debtor                     Fix  Liens  Suits     File No.       File Date         Search Results
(as shown on statement)                          &                                      Comments/Collateral
                                               Judg

   LDM Technologies, Inc.                                199900003777     7/26/99     One Milacron Plastics
2500 Executive Hills Drive                                                            Injection Molding Machine
 Auburn Hills, MI 48326                                                               and including all additions,
                                                                                      attachments, accessories and
                                                                                      accessions thereto, and any
                                                                                      and all substitutions,
                                                                                      replacements or exchanges
                                                                                      therefor, and all insurance
                                                                                      and/or other proceeds thereof
                                                                                      by and between Lessee/Debtor
                                                                                      and Lessor/Secured Party
                                                                                      whether now owned or
                                                                                      hereafter acquired. Exhibit B
                                                                                      Legal Description attached

   LDM Technologies, Inc.                                199900003778     7/26/99     One Milacron Plastics
2500 Executive Hills Drive                                                            Injection Molding Machine
 Auburn Hills, MI 48326                                                               and including all additions,
                                                                                      attachments, accessories and
                                                                                      accessions thereto, and any
                                                                                      and all substitutions,
                                                                                      replacements or exchanges
                                                                                      therefor, and all insurance
                                                                                      and/or other proceeds thereof
                                                                                      by and between Lessee/Debtor
                                                                                      and Lessor/Secured Party
                                                                                      whether now owned or
                                                                                      hereafter acquired

   LDM Technologies, Inc.                                200000005186     2/23/00     Seven new Toyota forklift
        110 N 8th St                                                                  trucks
  Byesville, OH 43723-1048

  LDM Technologies, Inc.                                 200000005420     3/29/00     Two new Toyota forklift
       110 N 8th St                                                                   trucks
   Byesville, OH 43723

        Debtor                         Secured Party              Jurisdiction       Search       UCC
(as shown on statement)           (as shown on statement)                            through
                                                                                      date

 L D M Technologies Inc            Copelco Capital, Inc.        Guernsey County,     3/14/01      X
        110 N 8th                       PO Box 728                     Ohio
   Byesville, OH 43723              Park Ridge, NJ 07656









  LDM Technologies, Inc.         Toyota Motor Credit Corp       Guernsey County,     3/14/01      X
       110 N 8th St                    PO Box 3457                     Ohio
   Byesville, OH 43723             Torrance, CA 90510

  LDM Technologies, Inc.             Advance Acceptance         Guernsey County,     3/14/01      X
 110 North Eighth Street                Corporation                    Ohio
   Byesville, OH 43723            13755 First Avenue North
                                     Plymouth, MN 55441

  LDM Technologies, Inc.             Milacron Marketing         Guernsey County,     3/14/01      X
2500 Executive Hills Drive                Company                      Ohio
  Auburn Hills, MI 48326             4165 Halfacre Road
                                     Batavia, OH 45103

  LDM Technologies, Inc.             Milacron Marketing         Guernsey County,     3/14/01      X
2500 Executive Hills Drive                Company                      Ohio
  Auburn Hills, MI 48326             4165 Halfacre Road
                                     Batavia, OH 45103


        Debtor                     Fix  Liens  Suits     File No.       File Date         Search Results
(as shown on statement)                          &                                      Comments/Collateral
                                               Judg

 L D M Technologies Inc                                  200000005429    3/31/00    All Equipment now or
        110 N 8th                                                                   hereafter leased by Lessor to
   Byesville, OH 43723                                                              Lessee, and all accessions,
                                                                                    additions, replacements and
                                                                                    substitutions thereto and
                                                                                    therefor and all proceeds
                                                                                    (including insurance proceeds)
                                                                                    thereof, as mores specifically
                                                                                    identified in the lease
                                                                                    documentation on file at the
                                                                                    offices of Lessor

  LDM Technologies, Inc.                                 200000005742    5/25/00    Total of four new Toyota
       110 N 8th St                                                                 forklift trucks
   Byesville, OH 43723

  LDM Technologies, Inc.                                 200000005924    6/26/00    One Powerboss sweeper
 110 North Eighth Street                                                            scrubber
   Byesville, OH 43723


  LDM Technologies, Inc.                                 200000006335    9/19/00    One Milacron plastics
2500 Executive Hills Drive                                                          injection molding machine
  Auburn Hills, MI 48326                                                            with auxiliary equipment


  LDM Technologies, Inc.                                 200100006906    1/17/01    RELEASE of original
2500 Executive Hills Drive                                                          200000006335, releasing two
  Auburn Hills, MI 48326                                                            injection molding machines
                                                                                    and including all additions,
                                                                                    attachments, accessories and
                                                                                    accessions thereto, and any
                                                                                    and all substitutions,
                                                                                    replacements or exchanges
                                                                                    therefor, and all insurance
                                                                                    and/or other proceeds thereof
                                                                                    by and between Lessee and
                                                                                    Lessor whether now owned or
                                                                                    hereafter acquired

        Debtor                         Secured Party              Jurisdiction       Search       UCC
(as shown on statement)           (as shown on statement)                            through
                                                                                      date

  LDM Technologies, Inc.             Milacron Marketing         Guernsey County,     3/14/01      X
2500 Executive Hills Drive                Company                      Ohio
  Auburn Hills, MI 48326             4165 Halfacre Road
                                     Batavia, OH 45103

  LDM Technologies, Inc.             Milacron Marketing         Guernsey County,     3/14/01      X
2500 Executive Hills Drive                Company                      Ohio
  Auburn Hills, MI 48326             4165 Halfacre Road
                                     Batavia, OH 45103

  LDM Technologies, Inc.             Milacron Marketing         Guernsey County,     3/14/01      X
2500 Executive Hills Drive                Company                      Ohio
  Auburn Hills, MI 48326             4165 Halfacre Road
                                     Batavia, OH 45103

  LDM Technologies, Inc.            Milacron Marketing          Guernsey County      3/14/01      X
2500 Executive Hills Drive               Company                      Ohio
  Auburn Hills, MI 48326            4165 Halfacre Road
                                     Batavia, OH 45103










 LDM Technologies, Inc.            Advance Acceptance          Guernsey County,     3/14/01      X
 110 North Eighth Street               Corporation                     Ohio
  Byesville, OH 43723             13755 First Avenue North
                                     Plymouth, MN 55441

  LDM Technologies, Inc.        Air Technologies, a division    Guernsey County,     3/14/01      X
    110 N. 8th Street               of Ohio Transmission               Ohio
   Byesville, OH 43723                  Corporation
                                     666 Parsons Avenue
                                     Columbus, OH 43206



        Debtor                     Fix  Liens  Suits     File No.       File Date         Search Results
(as shown on statement)                          &                                      Comments/Collateral
                                               Judg

  LDM Technologies, Inc.                                 200000006336    9/19/00    One Milacron plastics
2500 Executive Hills Drive                                                          injection molding machine
  Auburn Hills, MI 48326                                                            with auxiliary equipment

  LDM Technologies, Inc.                                 200100006886    1/16/01    RELEASE of original
2500 Executive Hills Drive                                                          200000006336, releasing one
  Auburn Hills, MI 48326                                                            injection molding machine
                                                                                    with all attachments and
                                                                                    accessories

  LDM Technologies, Inc.                                 200000006337    9/19/00    One Milacron plastics
2500 Executive Hills Drive                                                          injection molding machine
  Auburn Hills, MI 48326                                                            with auxiliary equipment

  LDM Technologies, Inc.                                 200100006907    1/17/01    RELEASE of original
2500 Executive Hills Drive                                                          200000006337, releasing two
  Auburn Hills, MI 48326                                                            injection molding machines
                                                                                    and including all additions,
                                                                                    attachments, accessories and
                                                                                    accessions thereto, and any
                                                                                    and all substitutions,
                                                                                    replacements or exchanges
                                                                                    therefor, and all insurance
                                                                                    and/or other proceeds thereof
                                                                                    by and between Lessee and
                                                                                    Lessor whether now owned or
                                                                                    hereafter acquired

 LDM Technologies, Inc.                                  200000006466    10/16/00   One Nilfisk Advance Model
 110 North Eighth Street                                                            2052LP Rider
  Byesville, OH 43723

  LDM Technologies, Inc.                                 200000006620    11/20/00   One Atlas Copco Compressor,
    110 N. 8th Street                                                               one Van air activated carbon
   Byesville, OH 43723                                                              vapor absorbing filter with
                                                                                    PD2 differential indicator kit,
                                                                                    and one Arrow heatless
                                                                                    regenerative compressed air
                                                                                    dryer

        Debtor                         Secured Party              Jurisdiction       Search       UCC
(as shown on statement)           (as shown on statement)                            through
                                                                                      date

  LDM Technologies, Inc.          General Electric Capital      Guernsey County,     3/14/01      X
2500 Executive Hills Drive              Corporation                    Ohio
  Auburn Hills, MI 48326            1301 Virginia Drive
                                         Suite 200
                                  Ft. Washington, PA 19034










  LDM Technologies, Inc.          General Electric Capital      Guernsey County,     3/14/01      X
2500 Executive Hills Drive              Corporation                    Ohio
  Auburn Hills, MI 48326            1301 Virginia Drive
                                         Suite 200
                                  Ft. Washington, PA 19034









  LDM Technologies, Inc.          General Electric Capital      Guernsey County,     3/14/01      X
2500 Executive Hills Drive              Corporation                    Ohio
  Auburn Hills, MI 48326            1301 Virginia Drive
                                         Suite 200
                                  Ft. Washington, PA 19034


        Debtor                    Fix  Liens  Suits     File No.       File Date         Search Results
(as shown on statement)                         &                                      Comments/Collateral
                                              Judg

  LDM Technologies, Inc.
2500 Executive Hills Drive                              200100006853    1/8/01     One injection molding
  Auburn Hills, MI 48326                                                           machine and including all
                                                                                   additions, attachments,
                                                                                   accessories and accessions
                                                                                   thereto, and any and all
                                                                                   substitutions, replacements or
                                                                                   exchanges therefor, and all
                                                                                   insurance and/or other
                                                                                   proceeds thereof by and
                                                                                   between Lessee and Lessor
                                                                                   whether now owned or
                                                                                   hereafter acquired

  LDM Technologies, Inc.                                200100006854   1/8/01      One injection molding
2500 Executive Hills Drive                                                         machine and including all
  Auburn Hills, MI 48326                                                           additions, attachments,
                                                                                   accessories and accessions
                                                                                   thereto, and any and all
                                                                                   substitutions, replacements or
                                                                                   exchanges therefor, and all
                                                                                   insurance and/or other
                                                                                   proceeds thereof by and
                                                                                   between Lessee and Lessor
                                                                                   whether now owned or
                                                                                   hereafter acquired. Legal
                                                                                   Description of property
                                                                                   attached

  LDM Technologies, Inc.                                200100006899    1/17/01    Two injection molding
2500 Executive Hills Drive                                                         machines and including all
  Auburn Hills, MI 48326                                                           additions, attachments,
                                                                                   accessories and accessions
                                                                                   thereto, and any and all
                                                                                   substitutions, replacements or
                                                                                   exchanges therefor, and all
                                                                                   insurance and/or other
                                                                                   proceeds thereof by and
                                                                                   between Lessee and Lessor
                                                                                   whether now owned or
                                                                                   hereafter acquired


        Debtor                         Secured Party              Jurisdiction       Search       UCC
(as shown on statement)           (as shown on statement)                            through
                                                                                      date

  LDM Technologies, Inc.           General Electric Capital     Guernsey County,     3/14/01      X
2500 Executive Hills Drive               Corporation                   Ohio
  Auburn Hills, MI 48326             1301 Virginia Drive
                                          Suite 200
                                   Ft. Washington, PA 19034










  LDM Technologies, Inc.             BankAmerica Business       Guernsey County,     3/14/01
2500 Executive Hills Dr.            Credit, Inc., as Agent             Ohio
  Auburn Hills, MI 48326             231 S. LaSalle Street
                                       Chicago, IL 60697


        Debtor                     Fix  Liens  Suits     File No.       File Date         Search Results
(as shown on statement)                          &                                      Comments/Collateral
                                               Judg

  LDM Technologies, Inc.                                 200100006900    1/17/01    Two injection molding
2500 Executive Hills Drive                                                          machines and including all
  Auburn Hills, MI 48326                                                            additions, attachments,
                                                                                    accessories and accessions
                                                                                    thereto, and any and all
                                                                                    substitutions, replacements or
                                                                                    exchanges therefor, and all
                                                                                    insurance and/or other
                                                                                    proceeds thereof by and
                                                                                    between Lessee and Lessor
                                                                                    whether now owned or
                                                                                    hereafter acquired. Legal
                                                                                    Description of property
                                                                                    attached

  LDM Technologies, Inc.          X                      980000897       2/13/98    BLANKET - All of the Debtor's
2500 Executive Hills Dr.                                                            right, title and interest in the
  Auburn Hills, MI 48326                                                            personal property, whether
                                                                                    now owned or existing or
                                                                                    hereafter acquired or arising
                                                                                    and regardless of where
                                                                                    located described below,
                                                                                    including, without limitation,
                                                                                    all accounts, chattel paper,
                                                                                    contracts, deposit accounts,
                                                                                    documents, equipment,
                                                                                    fixtures, general intangibles,
                                                                                    goods, instruments, inventory,
                                                                                    machinery, motor vehicles,
                                                                                    money, cash or cash
                                                                                    equivalent, and proceeds and
                                                                                    products of all or any of the
                                                                                    foregoing, as more fully
                                                                                    described below. Legal
                                                                                    Description of property
                                                                                    attached

        Debtor                         Secured Party              Jurisdiction       Search       UCC
(as shown on statement)           (as shown on statement)                            through
                                                                                      date

   LDM Industries, Inc.              BankAmerica Business       Guernsey County,     3/14/01      X
2500 Executive Hills Drive          Credit, Inc., as Agent             Ohio
  Auburn Hills, MI 48326           231 South LaSalle Street
                                      Chicago, IL 60697










   LDM Industries, Inc.              BankAmerica Business       Guernsey County,     3/14/01     X
2500 Executive Hills Drive          Credit, Inc., as Agent             Ohio
  Auburn Hills, MI 48326           231 South LaSalle Street
                                      Chicago, IL 60697

   LDM Technologies, Inc.          General Electric Capital     Guernsey County,     3/14/01     X
2500 Executive Hills Drive               Corporation                   Ohio
  Auburn Hills, MI 48326           1787 Sentry Parkway/West
                                  16 Sentry Park/West; Suite
                                            200
                                      Blue Bell, PA 19422



        Debtor                     Fix  Liens  Suits     File No.       File Date         Search Results
(as shown on statement)                          &                                      Comments/Collateral
                                               Judg

   LDM Industries, Inc.                                  200100006909    1/17/01    RELEASE of original
2500 Executive Hills Drive                                                          980000897, releasing two
  Auburn Hills, MI 48326                                                            injection molding machines
                                                                                    and including all additions,
                                                                                    attachments, accessories and
                                                                                    accessions thereto, and any
                                                                                    and all substitutions,
                                                                                    replacements or exchanges
                                                                                    therefor, and all insurance
                                                                                    and/or other proceeds thereof
                                                                                    by and between Lessee and
                                                                                    Lessor whether now owned or
                                                                                    hereafter acquired

   LDM Industries, Inc.                                  200100006910    1/17/01    PARTIAL RELEASE of original
2500 Executive Hills Drive                                                          980000897, releasing two
  Auburn Hills, MI 48326                                                            injection molding machines
                                                                                    with all attachments and
                                                                                    accessories

   LDM Technologies, Inc.                                199900005362    7/26/99    One Milacron Plastics
2500 Executive Hills Drive                                                          Injection Molding Machine
  Auburn Hills, MI 48326                                                            and including all additions,
                                                                                    attachments, accessories and
                                                                                    accessions thereto, and any
                                                                                    and all substitutions,
                                                                                    replacements or exchanges
                                                                                    therefor, and all insurance
                                                                                    and/or other proceeds thereof
                                                                                    by and between Lessee/Debtor
                                                                                    and Lessor/Secured Party
                                                                                    whether now owned or
                                                                                    hereafter acquired. Legal
                                                                                    Description of property
                                                                                    attached

        Debtor                         Secured Party              Jurisdiction       Search       UCC
(as shown on statement)           (as shown on statement)                            through
                                                                                      date

  LDM Technologies, Inc.         General Electric Capital        Guernsey County,    3/14/01      X
2500 Executive Hills Drive             Corporation                      Ohio
  Auburn Hills, MI 48326           1301 Virginia Drive
                                        Suite 200
                                 Ft. Washington, PA 19034










  LDM Technologies, Inc.         General Electric Capital        Guernsey County,    3/14/01      X
2500 Executive Hills Drive             Corporation                      Ohio
  Auburn Hills, MI 48326          1301 Virginia Drive
                                        Suite 200
                                 Ft. Washington, PA 19034









  LDM Technologies, Inc.                   N/A                   Guernsey County,    3/14/01
                                                                        Ohio



  LDM Technologies, Inc.                   N/A                   Guernsey County,    3/14/01
                                                                        Ohio





        Debtor                     Fix  Liens  Suits     File No.       File Date         Search Results
(as shown on statement)                          &                                      Comments/Collateral
                                               Judg

  LDM Technologies, Inc.                                 200100000155    1/8/01     One injection molding
2500 Executive Hills Drive                                                          machine and including all
  Auburn Hills, MI 48326                                                            additions, attachments,
                                                                                    accessories and accessions
                                                                                    thereto, and any and all
                                                                                    substitutions, replacements
                                                                                    or exchanges therefor, and
                                                                                    all insurance and/or other
                                                                                    proceeds thereof by and
                                                                                    between Lessee and Lessor
                                                                                    whether now owned or
                                                                                    hereafter acquired. Legal
                                                                                    Description of property
                                                                                    attached

  LDM Technologies, Inc.                                 200100000396    1/17/01    Two injection molding
2500 Executive Hills Drive                                                          machines and including all
  Auburn Hills, MI 48326                                                            additions, attachments,
                                                                                    accessories and accessions
                                                                                    thereto, and any and all
                                                                                    substitutions, replacements
                                                                                    or exchanges therefor, and
                                                                                    all insurance and/or other
                                                                                    proceeds thereof by and
                                                                                    between Lessee and Lessor
                                                                                    whether now owned or
                                                                                    hereafter acquired. Legal
                                                                                    Description of property
                                                                                    attached

  LDM Technologies, Inc.                 X                   N/A           N/A      No Federal/State Tax Liens on
                                                                                    file from 10 years past. No
                                                                                    EPA/ERISA Liens on file in
                                                                                    tax lien records from 10
                                                                                    years past

  LDM Technologies, Inc.                        X            N/A           N/A      No Pending Suits/Judgments
                                                                                    on file from 10 years past

        Debtor                         Secured Party              Jurisdiction       Search       UCC
(as shown on statement)           (as shown on statement)                            through
                                                                                      date

  LDM Technologies, Inc.            BankAmerica Business         Henry County,       3/13/01      X
2500 Executive Hills Drive         Credit, Inc., as Agent            Ohio
  Auburn Hills, MI 48326          231 South LaSalle Street
                                      Chicago, IL 60697
















  LDM Technologies, Inc.            BankAmerica Business         Henry County,       3/13/01      X
2500 Executive Hills Drive         Credit, Inc., as Agent            Ohio
  Auburn Hills, MI 48326          231 South LaSalle Street
                                      Chicago, IL 60697


        Debtor                     Fix  Liens  Suits     File No.       File Date         Search Results
(as shown on statement)                          &                                      Comments/Collateral
                                               Judg

  LDM Technologies, Inc.                                 97-8487         1/21/97    BLANKET - All of the Debtor's
2500 Executive Hills Drive                                                          right, title and interest in
  Auburn Hills, MI 48326                                                            the personal property,
                                                                                    whether now owned or existing
                                                                                    or hereafter acquired or
                                                                                    arising and regardless of
                                                                                    where located described
                                                                                    below, including, without
                                                                                    limitation, all accounts,
                                                                                    chattel paper, contracts,
                                                                                    deposit accounts, documents,
                                                                                    equipment, fixtures, general
                                                                                    intangibles, goods,
                                                                                    instruments, inventory,
                                                                                    machinery, motor vehicles,
                                                                                    money, cash or cash
                                                                                    equivalent, and proceeds and
                                                                                    products of all or any of the
                                                                                    foregoing, as more fully
                                                                                    described below

  LDM Technologies, Inc.                                 9900000485      6/24/99    AMENDMENT to original 97-
2500 Executive Hills Drive                                                          8487, changing Secured Party
  Auburn Hills, MI 48326                                                            to

                                                                                    Bank of America National
                                                                                    Trust and Savings Association,
                                                                                    as Agent
                                                                                    231 South LaSalle Street,
                                                                                    Suite 1600
                                                                                    Chicago, IL 60697

        Debtor                         Secured Party              Jurisdiction       Search       UCC
(as shown on statement)           (as shown on statement)                            through
                                                                                      date

  LDM Technologies, Inc.            BankAmerica Business        Henry County,        3/13/01      X
2500 Executive Hills Drive         Credit, Inc., as Agent          Ohio
  Auburn Hills, MI 48326          231 South LaSalle Street
                                      Chicago, IL 60697







  LDM Technologies, Inc.            BankAmerica Business        Henry County,        3/13/01      X
2500 Executive Hills Drive         Credit, Inc., as Agent          Ohio
  Auburn Hills, MI 48326          231 South LaSalle Street
                                      Chicago, IL 60697



        Debtor                     Fix  Liens  Suits     File No.       File Date         Search Results
(as shown on statement)                          &                                      Comments/Collateral
                                               Judg

  LDM Technologies, Inc.                                 199900000619    8/4/99     AMENDMENT to original 97-
2500 Executive Hills Drive                                                          8487, changing Secured Party
  Auburn Hills, MI 48326                                                            to

                                                                                    Bank of America National
                                                                                    Trust and Savings Association,
                                                                                    as Agent
                                                                                    231 South LaSalle Street,
                                                                                    Suite 1600
                                                                                    Chicago, IL 60697

  LDM Technologies, Inc.                                 98-9602         2/6/98     BLANKET - All of the Debtor's
2500 Executive Hills Drive                                                          right, title and interest in
  Auburn Hills, MI 48326                                                            the personal property, whether
                                                                                    now owned or existing or
                                                                                    hereafter acquired or arising
                                                                                    and regardless of where
                                                                                    located described below,
                                                                                    including, without
                                                                                    limitation, all accounts,
                                                                                    chattel paper, contracts,
                                                                                    deposit accounts, documents,
                                                                                    equipment, fixtures, general
                                                                                    intangibles, goods,
                                                                                    instruments, inventory,
                                                                                    machinery, motor vehicles,
                                                                                    money, cash or cash
                                                                                    equivalent, and proceeds and
                                                                                    products of all or any of the
                                                                                    foregoing, as more fully
                                                                                    described below



       Debtor                           Secured Party            Jurisdiction              Search       UCC
(as shown on statement)             (as shown on statement)                                through
                                                                                            date
  LDM Technologies, Inc.            BankAmerica Business            Henry County,           3/13/01       X
2500 Executive Hills Drive         Credit, Inc., as Agent               Ohio
  Auburn Hills, MI 48326          231 South LaSalle Street
                                     Chicago, IL 60697






  LDM Technologies, Inc.            BankAmerica Business            Henry County,           3/13/01       X
2500 Executive Hills Drive         Credit, Inc., as Agent               Ohio
  Auburn Hills, MI 48326         231 South LaSalle Street
                                     Chicago, IL 60697






     LDM Technologies               Diversified Material            Henry County,           3/13/01       X
     800 Independence                  Handling, Inc.                   Ohio
    Napoleon, OH 43545              8310 Airport Highway
                                     Holland, OH 43528



  LDM Technologies, Inc.                   N/A                      Henry County,           3/13/01
                                                                        Ohio

  LDM Technologies, Inc.                   N/A                      Henry County,           3/13/01
                                                                        Ohio


  LDM Technologies, Inc.                   N/A                      Henry County,           3/13/01
                                                                        Ohio


                                 Fix      Liens    Suits       File No.          File Date       Search Results
       Debtor                                        &                                         Comments/Collateral
(as shown on statement)                            Judg
  LDM Technologies, Inc.                                         9900000487       6/24/99       AMENDMENT to original 98-
2500 Executive Hills Drive                                                                      9602, changing Secured Party
  Auburn Hills, MI 48326                                                                        to

                                                                                                Bank of America National
                                                                                                Trust and Savings Association,
                                                                                                as Agent
                                                                                                231 South LaSalle Street,
                                                                                                Suite 1600
                                                                                                Chicago, IL 60697

  LDM Technologies, Inc.                                         199900000603     7/30/99       AMENDMENT to original 98-
2500 Executive Hills Drive                                                                      9602, changing Secured Party
  Auburn Hills, MI 48326                                                                        to

                                                                                                Bank of America National
                                                                                                Trust and Savings Association,
                                                                                                as Agent
                                                                                                231 South LaSalle Street,
                                                                                                Suite 1600
                                                                                                Chicago, IL 60697

     LDM Technologies                                            9900000264       4/12/99       Toyota forklift truck, assigned
     800 Independence                                                                           to
    Napoleon, OH 43545
                                                                                                Toyota Motor Credit
                                                                                                Corporation
                                                                                                PO Box 3457
                                                                                                Torrance, LA 90504-3457
  LDM Technologies, Inc.         X                                  N/A            N/A          No UCC fixture statements on
                                                                                                file

  LDM Technologies, Inc.                   X                        N/A            N/A          No State/Federal tax Liens on
                                                                                                file and to EPA/ERISA Liens
                                                                                                filed in the tax lien records
                                                                                                from 10 years past to present

  LDM Technologies, Inc.                            X               N/A            N/A          No Pending Suits/Judgments
                                                                                                on file from 10 years past


       Debtor                              Secured Party            Jurisdiction           Search        UCC
(as shown on statement)               (as shown on statement)                              through
                                                                                            date
  LDM Technologies, Inc.                BankAmerica Business         Pickaway County,      3/19/01         X
2500 Executive Hills Drive             Credit, Inc., as Agent             Ohio
  Auburn Hills, MI 48326               231 S. LaSalle Street
                                         Chicago, IL 60697


















LDM Technologies, Inc.                  BankAmerica Business         Pickaway County,      3/19/01         X
2500 Executive Hills Drive             Credit, Inc., as Agent             Ohio
Auburn Hills, MI 48326                 231 S. LaSalle Street
                                          Chicago, IL 60697


       Debtor                        Fix      Liens      Suits       File No.      File Date       Search Results
(as shown on statement)                                    &                                     Comments/Collateral
                                                         Judg
  LDM Technologies, Inc.                                             9800000352     2/12/98      BLANKET - All of the Debtor's
2500 Executive Hills Drive                                                                       right, title and interest in the
  Auburn Hills, MI 48326                                                                         personal property, whether
                                                                                                 now owned or existing or
                                                                                                 hereafter acquired or arising
                                                                                                 and regardless of where
                                                                                                 located described below,
                                                                                                 including, without limitation,
                                                                                                 all accounts, chattel paper,
                                                                                                 contracts, deposit accounts,
                                                                                                 documents, equipment,
                                                                                                 fixtures, general intangibles,
                                                                                                 goods, instruments, inventory,
                                                                                                 machinery, motor vehicles,
                                                                                                 money, cash or cash
                                                                                                 equivalent, and proceeds and
                                                                                                 products of all or any of the
                                                                                                 foregoing, as more fully
                                                                                                 described below

                                                                                                 Exhibit B Legal Description
                                                                                                 attached

LDM Technologies, Inc.                                               9900001527     6/24/99      AMENDMENT to original
2500 Executive Hills Drive                                                                       9800000352, changing
Auburn Hills, MI 48326                                                                           Secured Party to

                                                                                                 Bank of America National
                                                                                                 Trust and Savings Association,
                                                                                                 as Agent
                                                                                                 231 South LaSalle Street,
                                                                                                 Suite 1600
                                                                                                 Chicago, IL 60697


       Debtor                              Secured Party             Jurisdiction           Search        UCC
(as shown on statement)                (as shown on statement)                              through
                                                                                             date
  LDM Technologies, Inc.                BankAmerica Business        Pickaway County,        3/19/01         X
2500 Executive Hills Drive             Credit, Inc., as Agent            Ohio
 Auburn Hills, MI 48326                231 S. LaSalle Street
                                         Chicago, IL 60697






  LDM Technologies, Inc.               BankAmerica Business         Pickaway County,        3/19/01         X
2500 Executive Hills Drive            Credit, Inc., as Agent             Ohio
 Auburn Hills, MI 48326               231 S. LaSalle Street
                                        Chicago, IL 60697



       Debtor             Fix      Liens      Suits       File No.      File Date       Search Results
(as shown on statement)                         &                                     Comments/Collateral
                                              Judg
  LDM Technologies, Inc.                                  199900001814      8/6/99    AMENDMENT to original
2500 Executive Hills Drive                                                            9800000352, changing
 Auburn Hills, MI 48326                                                               Secured Party to

                                                                                      Bank of America National
                                                                                      Trust and Savings Association,
                                                                                      as Agent
                                                                                      231 South LaSalle Street,
                                                                                      Suite 1600
                                                                                      Chicago, IL 60697

  LDM Technologies, Inc.                                  9800000403     2/19/98      BLANKET - All of the Debtor's
2500 Executive Hills Drive                                                            right, title and interest in the
 Auburn Hills, MI 48326                                                               personal property, whether
                                                                                      now owned or existing or
                                                                                      hereafter acquired or arising
                                                                                      and regardless of where
                                                                                      located described below,
                                                                                      including, without limitation,
                                                                                      all accounts, chattel paper,
                                                                                      contracts, deposit accounts,
                                                                                      documents, equipment,
                                                                                      fixtures, general intangibles,
                                                                                      goods, instruments, inventory,
                                                                                      machinery, motor vehicles,
                                                                                      money, cash or cash
                                                                                      equivalent, and proceeds and
                                                                                      products of all or any of the
                                                                                      foregoing, as more fully
                                                                                      described below



       Debtor                              Secured Party            Jurisdiction            Search        UCC
(as shown on statement)               (as shown on statement)                               through
                                                                                             date
  LDM Technologies, Inc.            BankAmerica Business           Pickaway County,          3/19/01       X
2500 Executive Hills Drive         Credit, Inc., as Agent                Ohio
  Auburn Hills, MI 48326           231 S. LaSalle Street
                                     Chicago, IL 60697






   LDM Technologies, Inc.          BankAmerica Business            Pickaway County,          3/19/01      X
2500 Executive Hills Drive        Credit, Inc., as Agent                 Ohio
  Auburn Hills, MI 48326           231 S. LaSalle Street
                                     Chicago, IL 60697


       Debtor                     Fix      Liens      Suits       File No.      File Date       Search Results
(as shown on statement)                                 &                                     Comments/Collateral
                                                      Judg
  LDM Technologies, Inc.                                          9900001528     6/24/99       AMENDMENT to original
2500 Executive Hills Drive                                                                     9800000403, changing
  Auburn Hills, MI 48326                                                                       Secured Party to

                                                                                               Bank of America National
                                                                                               Trust and Savings Association,
                                                                                               as Agent
                                                                                               231 South LaSalle Street,
                                                                                               Suite 1600
                                                                                               Chicago, IL 60697

   LDM Technologies, Inc.                                         199900001813   8/6/99        AMENDMENT to original
2500 Executive Hills Drive                                                                     9800000403, changing
  Auburn Hills, MI 48326                                                                       Secured Party to

                                                                                               Bank of America National
                                                                                               Trust and Savings Association,
                                                                                               as Agent
                                                                                               231 South LaSalle Street,
                                                                                               Suite 1600
                                                                                               Chicago, IL 60697



       Debtor                              Secured Party            Jurisdiction            Search        UCC
(as shown on statement)               (as shown on statement)                               through
                                                                                             date
  LDM Technologies, Inc.               BankAmerica Business        Pickaway County,         3/19/01       X
2500 Executive Hills Drive            Credit, Inc., as Agent            Ohio
  Auburn Hills, MI 48326              231 S. LaSalle Street
                                         Chicago, IL 60697



  LDM Technologies, Inc.              BankAmerica Business         Pickaway County,         3/19/01       X
2500 Executive Hills Drive           Credit, Inc., as Agent             Ohio
 Auburn Hills, MI 48326              231 S. LaSalle Street
    FEIN 38-2690171                     Chicago, IL 60697


  LDM Technologies, Inc.              BankAmerica Business         Pickaway County,         3/19/01       X
2500 Executive Hills Drive           Credit, Inc., as Agent             Ohio
  Auburn Hills, MI 48326             231 S. LaSalle Street
                                       Chicago, IL 60697


       Debtor                        Fix      Liens      Suits       File No.      File Date       Search Results
(as shown on statement)                                    &                                     Comments/Collateral
                                                         Judg
  LDM Technologies, Inc.                                             9700000221    1/21/97        BLANKET - All of the Debtor's
2500 Executive Hills Drive                                                                        right, title and interest in the
  Auburn Hills, MI 48326                                                                          personal property, whether
                                                                                                  now owned or existing or
                                                                                                  hereafter acquired or arising
                                                                                                  and regardless of where
                                                                                                  located described below,
                                                                                                  including, without limitation,
                                                                                                  all accounts, chattel paper,
                                                                                                  contracts, deposit accounts,
                                                                                                  documents, equipment,
                                                                                                  fixtures, general intangibles,
                                                                                                  goods, instruments, inventory,
                                                                                                  machinery, motor vehicles,
                                                                                                  money, cash or cash
                                                                                                  equivalent, and proceeds and
                                                                                                  products of all or any of the
                                                                                                  foregoing, as more fully
                                                                                                  described below

  LDM Technologies, Inc.                                             9700001893    7/15/97        PARTIAL RELEASE of original
2500 Executive Hills Drive                                                                        9700000221, releasing one
 Auburn Hills, MI 48326                                                                           injection molding machine
    FEIN 38-2690171                                                                               together with all component
                                                                                                  parts

  LDM Technologies, Inc.                                             9900001526    6/24/99        AMENDMENT to original
2500 Executive Hills Drive                                                                        9700000221, changing
  Auburn Hills, MI 48326                                                                          Secured Party to

                                                                                                  Bank of America National
                                                                                                  Trust and Savings Association,
                                                                                                  as Agent
                                                                                                  231 South LaSalle Street,
                                                                                                  Suite 1600
                                                                                                  Chicago, IL 60697



       Debtor                              Secured Party            Jurisdiction            Search        UCC
(as shown on statement)               (as shown on statement)                               through
                                                                                             date



  LDM Technologies, Inc.                BankAmerica Business        Pickaway County,        3/19/01       X
2500 Executive Hills Drive             Credit, Inc., as Agent             Ohio
  Auburn Hills, MI 48326               231 S. LaSalle Street
                                         Chicago, IL 60697



     LDM Technologies                   LMA Capital Group, LLC      Pickaway County,        3/19/01       X
 600 South Clinton Street            2000 Powell Street, Ste 1203         Ohio
  Circleville, OH 43113                 Emeryville, CA 94608

  LDM Technologies, Inc.                       N/A                  Pickaway County,        3/19/01
                                                                          Ohio

  LDM Technologies, Inc.                       N/A                  Pickaway County,        3/19/01
                                                                          Ohio


  LDM Technologies, Inc.                       N/A                  Pickaway County,        3/19/01
                                                                          Ohio

  LDM Technologies, Inc.             General Electric Capital      Secretary of State,       3/8/01       X
2500 Executive Hills Drive                  Corporation               Pennsylvania
  Auburn Hills, MI 48326             1787 Sentry Parkway West
                                      Building 16/ Suite 200
                                       Blue Bell, PA 19422


       Debtor                     Fix      Liens      Suits       File No.  File Date     Search Results
(as shown on statement)                                &                                 Comments/Collateral
                                                      Judg



  LDM Technologies, Inc.                                        199900001812 8/6/99    AMENDMENT to original
2500 Executive Hills Drive                                                             9700000221, changing
  Auburn Hills, MI 48326                                                               Secured Party to

                                                                                       Bank of America National
                                                                                       Trust and Savings Association,
                                                                                       as Agent
                                                                                       231 South LaSalle Street,
                                                                                       Suite 1600
                                                                                       Chicago, IL 60697

     LDM Technologies                                           9700001178   4/28/97   One Lantech Q-300 Stretch
 600 South Clinton Street                                                              Wrapper re Lease Z04972550
  Circleville, OH 43113

  LDM Technologies, Inc.          X                                N/A         N/A     No statements on file

  LDM Technologies, Inc.                     X                     N/A         N/A     No State/Federal tax Liens on
                                                                                       file and no EPA/ERISA Liens
                                                                                       filed in the tax lien records
                                                                                       from 10 years past to present

  LDM Technologies, Inc.                              X            N/A         N/A     No Pending Suits/Judgments
                                                                                       on tile from 10 years past

  LDM Technologies, Inc.                                        29790284     1/11/99   One two-cylinder PQM
2500 Executive Hills Drive                                                             conversion and two power frnt
  Auburn Hills, MI 48326                                                               gates, and including all
                                                                                       additions, attachments,
                                                                                       accessories and accessions
                                                                                       thereto, and any and all
                                                                                       substitutions, replacements or
                                                                                       exchanges therefor, and all
                                                                                       insurance and/or other
                                                                                       proceeds thereof by and
                                                                                       between Lessee/Debtor and
                                                                                       Lessor/Secured Party whether
                                                                                       now owned or hereafter
                                                                                       acquired


       Debtor                              Secured Party            Jurisdiction            Search        UCC
(as shown on statement)               (as shown on statement)                               through
                                                                                             date

  LDM Technologies, Inc.              Bank of America National    Secretary of State,       3/8/01         X
2500 Executive Hills Drive             Association, as Agent        Pennsylvania
  Auburn Hills, MI 48326              231 South LaSalle Street
                                          Suite 1600
                                        Chicago, IL 60697

LDM Technologies, Inc.                        N/A                 US District Court-        3/12/01
                                                                   Eastern District,
                                                                     Pennsylvania
                                                                     (Philadelphia
                                                                       Division)

LDM Technologies, Inc.                        N/A                 US Bankruptcy Court-      3/13/01
                                                                   Eastern District,
                                                                     Pennsylvania
                                                                     (Philadelphia
                                                                       Division)


       Debtor                Fix      Liens      Suits     File No.      File Date                 Search Results
(as shown on statement)                            &                                             Comments/Collateral
                                                 Judg

  LDM Technologies, Inc.                                   30650434      8/24/99         BLANKET - All of the Debtor's
2500 Executive Hills Drive                                                               right, title and interest in the
  Auburn Hills, MI 48326                                                                 personal property, whether now
                                                                                         owned or existing or hereafter
                                                                                         acquired or arising and regardless
                                                                                         of where located described below,
                                                                                         including, without limitation, all
                                                                                         accounts, chattel paper, contracts,
                                                                                         deposit accounts, documents, equipment,
                                                                                         fixtures, general intangibles, goods,
                                                                                         instruments, inventory, machinery, motor
                                                                                         vehicles, money, cash or cash equivalent,
                                                                                         and proceeds and products of all or any of
                                                                                         the foregoing, as more fully described
                                                                                         below



LDM Technologies, Inc.                            X         N/A            N/A           No Pending Suits/Judgments on file from
                                                                                         11/4/70. This search includes any Federal
                                                                                         Tax Liens indexed in this court


LDM Technologies, Inc.                            X         N/A            N/A           No Bankruptcy cases on file from 1/3/89


       Debtor                              Secured Party            Jurisdiction            Search        UCC
(as shown on statement)               (as shown on statement)                               through
                                                                                             date



  LDM Technologies, Inc.                Bank of America National    Montgomery County,      1/31/01      X
2500 Executive Hills Drive               Association., as Agent      Pennsylvania
  Auburn Hills, MI 48326               231 S. LaSalle Street, 16th
                                                  Floor
                                            Chicago, IL 60697



   LDM Technologies                              N/A                Montgomery County,      3/12/01
                                                                       Pennsylvania


  LDM Technologies, Inc.                         N/A                Montgomery County,      2/26/01
                                                                       Pennsylvania

  LDM Technologies, Inc.                         N/A                Montgomery County,      2/26/01
                                                                       Pennsylvania


 LDM Technologies, Inc.                  NMHG Financial Services,   Montgomery County,      3/14/01      X
     309 Eddy Lane,                                Inc.                Tennessee
   Franklin, TN 37064                     44 Old Ridgebury Road
                                            Danbury, CT 06810


       Debtor                 Fix      Liens        Suits        File No.   File Date              Search Results
(as shown on statement)                               &                                          Comments/Collateral
                                                     Judg

  LDM Technologies, Inc.                                          284039    8/20/99       BLANKET - All of the Debtor's
2500 Executive Hills Drive                                                                right, title and interest in the
  Auburn Hills, MI 48326                                                                  personal property, whether now
                                                                                          owned or existing or hereafter
                                                                                          acquired or arising and regardless
                                                                                          of where located described below,
                                                                                          including, without limitation, all
                                                                                          accounts, chattel paper, contracts,
                                                                                          deposit accounts, documents, equipment,
                                                                                          fixtures, general intangibles, goods,
                                                                                          instruments, inventory, machinery, motor
                                                                                          vehicles, money, cash or cash equivalent,
                                                                                          and proceeds and products of all or any of
                                                                                          the foregoing, as more fully described
                                                                                          below


   LDM Technologies           X                                   N/A         N/A         No UCC fixture statements on file

  LDM Technologies, Inc.                X                         N/A         N/A         No State/Federal tax Liens on file and
                                                                                          no EPA/ERISA Liens filed in the tax lien
                                                                                          records from 10 years past to present

                                                    X             N/A         N/A         No Pending Suite/Judgments on file from
  LDM Technologies, Inc.                                                                  10 years past


                                                             300-001868      1/10/00      BLANKET EQUIPMENT - All of the equipment
  LDM Technologies, Inc.                                                                  now or hereafter leased by the Lessor
     309 Eddy Lane,                                                                       to Lessee; and all accessions, additions,
   Franklin, TN 37064                                                                     replacements and substitutions thereto and
                                                                                          therefor and all proceeds, including
                                                                                          insurance proceeds, thereof


       Debtor                              Secured Party            Jurisdiction            Search        UCC
(as shown on statement)               (as shown on statement)                               through
                                                                                             date

  LDM Technologies, Inc.              BankAmerica Business        Secretary of State,       3/14/01        X
2500 Executive Hills Drive            Credit, Inc., as Agent         Tennessee
  Auburn Hills, MI 48326              231 S. LaSalle Street
                                        Chicago, IL 60697


  LDM Technologies, Inc.              BankAmerica Business        Secretary of State,       3/14/01        X
2500 Executive Hills Drive            Credit, Inc., as Agent         Tennessee
  Auburn Hills, MI 48326              231 S. LaSalle Street
                                        Chicago, IL 60697




       Debtor                Fix      Liens      Suits       File No.      File Date                  Search Results
(as shown on statement)                            &                                                Comments/Collateral
                                                  Judg

  LDM Technologies, Inc.                                    982-015343    2/19/98         BLANKET - All of the Debtor's
2500 Executive Hills Drive                                                                right, title and interest in the
  Auburn Hills, MI 48326                                                                  personal property, whether now
                                                                                          owned or existing or hereafter
                                                                                          acquired or arising and regardless
                                                                                          of where located described below,
                                                                                          including, without limitation, all
                                                                                          accounts, chattel paper, contracts,
                                                                                          deposit accounts, documents, equipment,
                                                                                          fixtures, general intangibles, goods,
                                                                                          instruments, inventory, machinery, motor
                                                                                          vehicles, money, cash or cash equivalent,
                                                                                          and proceeds and products of all or any of
                                                                                          the foregoing, as more fully described
                                                                                          below



  LDM Technologies, Inc.                                     993-034058   6/22/99         AMENDMENT to original 982-015343, changing
2500 Executive Hills Drive                                                                Secured Party to
  Auburn Hills, MI 48326
                                                                                          Bank of America National
                                                                                          Trust and Savings Association, as Agent
                                                                                          231 South LaSalle Street, Suite 1600
                                                                                          Chicago, IL 60697


       Debtor                              Secured Party            Jurisdiction            Search        UCC
(as shown on statement)               (as shown on statement)                               through
                                                                                             date

  LDM Technologies, Inc.              BankAmerica Business        Secretary of State,       3/14/01        X
2500 Executive Hills Drive            Credit, Inc., as Agent         Tennessee
  Auburn Hills, MI 48326              231 S. LaSalle Street
                                        Chicago, IL 60697


  LDM Technologies, Inc.              BankAmerica Business        Secretary of State,       3/14/01        X
2500 Executive Hills Drive            Credit, Inc., as Agent         Tennessee
  Auburn Hills, MI 48326              231 S. LaSalle Street
                                        Chicago, IL 60697




       Debtor                  Fix   Liens    Suits       File No.      File Date                Search Results
(as shown on statement)                         &                                              Comments/Collateral
                                               Judg

  LDM Technologies, Inc.                                  992-034677    7/26/99     AMENDMENT to original 982-015343,
2500 Executive Hills Drive                                                          changing Secured Party to
  Auburn Hills, MI 48326
                                                                                    Bank of America National Trust
                                                                                    and Savings Association,
                                                                                    as Agent
                                                                                    231 South LaSalle Street,
                                                                                    Suite 1600
                                                                                    Chicago, IL 60697


  LDM Technologies, Inc.                                  992-058204    12/28/99    PARTIAL RELEASE of original 982-015343,
2500 Executive Hills Drive                                                          releasing all equipment listed on
  Auburn Hills, MI 48326                                                            Schedule 1.1 to the Asset Purchase
                                                                                    Agreement between LDM Technologies, Inc.,
                                                                                    a Michigan corporation, and DBM Technologies,
                                                                                    LLC, a Michigan limited liability company, dated
                                                                                    December 8, 1999 as in effect on the date
                                                                                    thereof

        Debtor                       Secured Party                Jurisdiction         Search      UCC
(as shown on statement)        (as shown on statement)                                through
                                                                                       date
LDM Technologies, Inc.            BankAmerica Business        Secretary of State,     3/14/01       X
2500 Executive Hills Drive        Credit, Inc., as Agent          Tennessee
Auburn Hills, MI 48326            231 S. LaSalle Street
                                  Chicago, IL 60697
















LDM Technologies, Inc.            BankAmerica Business        Secretary of State,     3/14/01       X
2500 Executive Hills Drive        Credit, Inc., as Agent          Tennessee
Auburn Hills, MI 48326            231 S. LaSalle Street
                                  Chicago, IL 60697




        Debtor                 Fix    Liens   Suits        File No.    File Date         Search Results
(as shown on statement)                         &                                      Comments/Collateral
                                              Judg
LDM Technologies, Inc.                                    982-015344     2/19/98      BLANKET - All of the Debtor's
2500 Executive Hills Drive                                                            right, title and interest in
Auburn Hills, MI 48326                                                                the personal property, whether
                                                                                      now owned or existing or
                                                                                      hereafter acquired or arising
                                                                                      and regardless of where
                                                                                      located described below,
                                                                                      including, without limitation,
                                                                                      all accounts, chattel paper,
                                                                                      contracts, deposit accounts,
                                                                                      documents, equipment,
                                                                                      fixtures, general intangibles,
                                                                                      goods, instruments, inventory,
                                                                                      machinery, motor vehicles,
                                                                                      money, cash or cash
                                                                                      equivalent, and proceeds and
                                                                                      products of all or any of the
                                                                                      foregoing, as more fully
                                                                                      described below

LDM Technologies, Inc.                                    993-034057      6/22/99     AMENDMENT to original 982-
2500 Executive Hills Drive                                                            015344, changing Secured
Auburn Hills, MI 48326                                                                Party to

                                                                                      Bank of America National Trust
                                                                                      and Savings Association,
                                                                                      as Agent
                                                                                      231 South LaSalle Street,
                                                                                      Suite 1600
                                                                                      Chicago, IL 60697

        Debtor                       Secured Party                Jurisdiction         Search      UCC
(as shown on statement)        (as shown on statement)                                through
                                                                                       date
   LDM Technologies, Inc.         BankAmerica Business          Secretary of State,    3/14/01      X
 2500 Executive Hills Drive      Credit, Inc., as Agent              Tennessee
   Auburn Hills, MI 48326         231 S. LaSalle Street
                                    Chicago, IL 60697







   LDM Technologies, Inc.         BankAmerica Business          Secretary of State,    3/14/01      X
 2500 Executive Hills Drive      Credit, Inc., as Agent              Tennessee
   Auburn Hills, MI 48326         231 S. LaSalle Street
                                    Chicago, IL 60697







  L.D.M. Technologies, Inc.     NMHG Financial Services,        Secretary of State,    3/14/01      X
 2500 Executive Hills Drive               Inc.                       Tennessee
   Auburn Hills, MI 48326         44 Old Ridgebury Road
                                    Danbury, CT 06810



        Debtor                 Fix    Liens   Suits        File No.    File Date         Search Results
(as shown on statement)                         &                                      Comments/Collateral
                                              Judg
  LDM Technologies, Inc.                                   992-034670       7/26/99     AMENDMENT to original 982-
2500 Executive Hills Drive                                                              015344, changing Secured
  Auburn Hills, MI 48326                                                                Party to

                                                                                        Bank of America National
                                                                                        Trust and Savings Association,
                                                                                        as Agent
                                                                                        231 South LaSalle Street,
                                                                                        Suite 1600
                                                                                        Chicago, IL 60697

  LDM Technologies, Inc.                                   992-058202       12/28/99    PARTIAL RELEASE of original
2500 Executive Hills Drive                                                              982-015344, releasing all
  Auburn Hills, MI 48326                                                                equipment listed on Schedule
                                                                                        1.1 to the Asset Purchase
                                                                                        Agreement between LDM
                                                                                        Technologies, Inc., a Michigan
                                                                                        corporation, and DBM
                                                                                        Technologies, LLC, a
                                                                                        Michigan limited liability
                                                                                        company, dated December 8,
                                                                                        1999 as in effect on the date
                                                                                        thereof

 L.D.M. Technologies, Inc.                                 992-016269       4/7/99      Eight new Yale forklifts and
2500 Executive Hills Drive                                                              all accessions, additions,
  Auburn Hills, MI 48326                                                                replacements and substitutions
                                                                                        thereto and therefor and all
                                                                                        proceeds, including insurance
                                                                                        proceeds, thereof


        Debtor                       Secured Party                Jurisdiction         Search      UCC
(as shown on statement)        (as shown on statement)                                through
                                                                                       date
 L.D.M. Technologies, Inc.        Mercedes-Benz U.S.         Secretary of State,       3/14/01      X
 2500 Executive Hills Dr.        International, Inc.              Tennessee
  Auburn Hills, MI 48326           1 Mercedes Drive
                                   Vance, AL 35490








  LDM Technologies, Inc.                 N/A                 US District Court -       3/9/01
                                                               Middle District,
                                                                  Tennessee
                                                                  (Nashville
                                                                  Division)



  LDM Technologies, Inc.                 N/A                 US District Court -       3/9/01
                                                               Middle District,
                                                                  Tennessee
                                                                  (Nashville
                                                                  Division)

        Debtor                 Fix    Liens   Suits        File No.    File Date         Search Results
(as shown on statement)                         &                                      Comments/Collateral
                                              Judg
 L.D.M. Technologies, Inc.                              993-027313   5/17/99        BLANKET EQUIPMENT - All
  2500 Executive Hills Dr.                                                          Debtor's title and interest in
   Auburn Hills, MI 48326                                                           and to certain "MB Owned
                                                                                    Equipment" as defined in that
                                                                                    certain Supply Agreement
                                                                                    between Debtor and the
                                                                                    Secured Party and/or as
                                                                                    identified under that certain
                                                                                    Bill of Sale dated 2/27/97,
                                                                                    between the Debtor and
                                                                                    Secured Party and that certain
                                                                                    Purchase Agreement between
                                                                                    Debtor and Secured Party of
                                                                                    which such Bill of Sale is a
                                                                                    part which MB Owned
                                                                                    Equipment includes that set
                                                                                    forth in attached Schedule A

   LDM Technologies, Inc.                      X       96-CV-1166    12/19/96       WILLIAM REESE V. ARROW N.A.,
                                                                                    INC. AKA LDM TECHNOLOGIES
                                                                                    INC. Civil rights-employment
                                                                                    matter. Order granting
                                                                                    Plaintiff's motion for voluntary
                                                                                    nonsuit is granted, and action
                                                                                    dismissed without prejudice
                                                                                    on 11/18/97

   LDM Technologies, Inc.                      X       00-CV-659      7/11/00       DOUGLAS PERKINS V. LDM
                                                                                    TECHNOLOGIES INC. Civil
                                                                                    rights-employment matter.
                                                                                    Concise statement of
                                                                                    undisputed material facts by
                                                                                    deft in support of motion for
                                                                                    summary judgment on 3/2/01

        Debtor                       Secured Party              Jurisdiction         Search        UCC
(as shown on statement)        (as shown on statement)                               through
                                                                                      date
  LDM Technologies, Inc.                 N/A                 US District Court -     3/9/01
                                                               Middle District,
                                                                  Tennessee
                                                                  (Nashville
                                                                  Division)





  LDM Technologies, Inc.                 N/A                    US Bankruptcy        3/5/01
                                                                Court - Middle
                                                             District, Tennessee
                                                                  (Nashville
                                                                  Division)

  LDM Technologies, Inc.                 N/A                    Sumner County,       3/14/01       X
                                                                  Tennessee


  LDM Technologies, Inc.                 N/A                    Sumner County,       3/14/01
                                                                  Tennessee

  LDM Technologies, Inc.                 N/A                    Sumner County,       3/14/01
                                                                  Tennessee


  LDM Technologies, Inc.                 N/A                    Sumner County,       3/14/01
                                                                  Tennessee

  LDM Technologies, Inc.                 N/A                      Williamson         3/14/01       X
                                                              County, Tennessee


  LDM Technologies, Inc.                 N/A                      Williamson         3/14/01
                                                              County, Tennessee

  LDM Technologies, Inc.                 N/A                      Williamson         3/14/01
                                                              County, Tennessee


        Debtor                 Fix    Liens   Suits        File No.    File Date         Search Results
(as shown on statement)                         &                                      Comments/Collateral
                                              Judg
 LDM Technologies, Inc.                        X           99-CV-128        7/6/99      LDM TECHNOLOGIES INC. AND
                                                                                        PAN-AMERICAN LIFE INSURANCE
                                                                                        COMPANY V. TIMOTHY M.
                                                                                        WHITE Labor-employment
                                                                                        matter. Order granting motion
                                                                                        for default judgment against
                                                                                        Timothy M. White,
                                                                                        terminating the case on
                                                                                        10/19/00

 LDM Technologies, Inc.                        X           N/A              N/A         No Bankruptcy cases on file
                                                                                        from 1/2/91

 LDM Technologies, Inc.                                    N/A              N/A         No statements on file. This
                                                                                        search includes any fixture
                                                                                        statements indexed in the UCC
                                                                                        records

 LDM Technologies, Inc.         X                          N/A              N/A         No UCC fixture statements on
                                                                                        file

 LDM Technologies, Inc.                X                   N/A              N/A         No State/Federal tax Liens on
                                                                                        file and no EPA/ERISA Liens
                                                                                        filed in the tax lien records
                                                                                        from 10 years past to present

 LDM Technologies, Inc.                        X           N/A              N/A         No Pending Suits/Judgments
                                                                                        on file from 10 years past

 LDM Technologies, Inc.                                    N/A              N/A         No statements on file. This
                                                                                        search includes any fixture
                                                                                        statements indexed in the UCC
                                                                                        records
 LDM Technologies, Inc.
                                X                          N/A              N/A         No UCC fixture statements on
                                                                                        file
 LDM Technologies, Inc.
                                       X                   N/A              N/A         No State/Federal tax Liens on
                                                                                        file and no EPA/ERISA Liens
                                                                                        filed in the tax lien records
                                                                                        from 10 years past to present

        Debtor                       Secured Party                Jurisdiction         Search      UCC
(as shown on statement)        (as shown on statement)                                through
                                                                                       date
 LDM Technologies, Inc.                 N/A                        Williamson          3/14/01     X
                                                               County, Tennessee

 LDM Technologies, Inc.           Bank of America National     Secretary of State,     3/12/01
2500 Executive Hills Drive          Association, as Agent            Texas
   Auburn Hills, 48326            231 South LaSalle Street,
                                         Suite 1600
                                     Chicago, IL 60697

 LDM Technologies, Inc.                 N/A                    US District Court -     3/12/01
                                                               Southern District,
                                                                     Texas
                                                                 (Brownsville
                                                                   Division)

 LDM Technologies, Inc.                 N/A                      US Bankruptcy         3/14/01
                                                                Court - Southern
                                                                District, Texas
                                                               (Houston Division)

 LDM Technologies, Inc.                 N/A                     Cameron County,        3/6/01      X
                                                                     Texas

 LDM Technologies, Inc.                 N/A                     Cameron County,        3/6/01
                                                                     Texas


        Debtor                 Fix    Liens   Suits        File No.    File Date         Search Results
(as shown on statement)                         &                                      Comments/Collateral
                                              Judg
 LDM Technologies, Inc.                        X            N/A              N/A        No Pending Suits/Judgments
                                                                                        on file from 10 years past

 LDM Technologies, Inc.                                     99-167450        8/19/99    BLANKET - All of the Debtor's
2500 Executive Hills Drive                                                              right, title and interest in the
   Auburn Hills 48326                                                                   personal property, whether
                                                                                        now owned or existing or
                                                                                        hereafter acquired or arising
                                                                                        and regardless of where
                                                                                        located described below,
                                                                                        including, without limitation,
                                                                                        all accounts, chattel paper,
                                                                                        contracts, deposit accounts,
                                                                                        documents, equipment,
                                                                                        fixtures, general intangibles,
                                                                                        goods, instruments, inventory,
                                                                                        machinery, motor vehicles,
                                                                                        money, cash or cash
                                                                                        equivalent, and proceeds and
                                                                                        products of all or any of the
                                                                                        foregoing, as more fully
                                                                                        described below

 LDM Technologies, Inc.                        X            N/A              N/A        No Pending Suits/Judgments
                                                                                        on file from 1/2/91. This
                                                                                        search includes any Federal
                                                                                        Tax Liens indexed in this
                                                                                        court

 LDM Technologies, Inc.                        X            N/A              N/A        No Bankruptcy cases on file
                                                                                        from 5/31/91

 LDM Technologies, Inc.                                     N/A              N/A        No statements on file. This
                                                                                        search includes any fixture
                                                                                        statements indexed in the UCC
                                                                                        records

 LDM Technologies, Inc.         X                           N/A              N/A        No UCC fixture statements on
                                                                                        file

        Debtor                       Secured Party               Jurisdiction          Search      UCC
(as shown on statement)        (as shown on statement)                                through
                                                                                        date
  LDM Technologies, Inc.                  N/A                  Cameron County,          3/6/01
                                                                    Texas

  LDM Technologies, Inc.                  N/A                  Cameron County,          3/6/01
                                                                    Texas

                                LDM HOLDING CANADA, INC.

 LDM Holding Canada, Inc.                 N/A                Secretary of State,      12/31/00      X
                                                                   Indiana

 LDM Holding Canada, Inc.                 N/A                US District Court -        3/9/01
                                                             Northern District,
                                                                   Indiana
                                                                 (Fort Wayne
                                                                  Division)

 LDM Holding Canada, Inc.                 N/A                   US Bankruptcy          3/13/01
                                                              Court - Northern
                                                              District, Indiana
                                                                 (Fort Wayne
                                                                  Division)

 LDM Holding Canada, Inc.                 N/A                   Noble County,          3/14/01      X
                                                                   Indiana

 LDM Holding Canada, Inc.                 N/A                   Noble County,          3/14/01
                                                                   Indiana

 LDM Holding Canada, Inc.                 N/A                   Noble County,          3/5/01
                                                                   Indiana









 LDM Holding Canada, Inc.                 N/A                   Noble County,         3/5/01
                                                                   Indiana

 LDM Holding Canada, Inc.                 N/A                  Superior Court,        3/5/01
                                                                Noble County,
                                                                   Indiana

 LDM Holding Canada, Inc.                 N/A                   County Court,         3/5/01
                                                                Noble County,
                                                                   Indiana

        Debtor                 Fix    Liens   Suits        File No.    File Date         Search Results
(as shown on statement)                         &                                      Comments/Collateral
                                              Judg
  LDM Technologies, Inc.               X                     N/A            N/A          No State/Federal tax Liens on
                                                                                         file and no EPA/ERISA Liens
                                                                                         filed in the tax lien records
                                                                                         from 10 years past to present

  LDM Technologies, Inc.                        X            N/A            N/A          No Pending Suits/Judgments
                                                                                         on file from 10 years past


 LDM Holding Canada, Inc.                                    N/A            N/A          No UCC statements on file


 LDM Holding Canada, Inc.                       X            N/A            N/A          No Pending Suits/Judgments
                                                                                         on file from 1/3/92. This
                                                                                         search includes any Federal
                                                                                         Tax Liens indexed in this
                                                                                         court

 LDM Holding Canada, Inc.                       X            N/A            N/A          No Bankruptcy cases on file
                                                                                         from 1/4/88

 LDM Holding Canada, Inc.                                    N/A            N/A          No statements

 LDM Holding Canada, Inc.       X                            N/A            N/A          No UCC fixture statements on
                                                                                         file

 LDM Holding Canada, Inc.              X                     N/A            N/A          No Federal Tax Liens on file
                                                                                         from 1/1/91 through 3/5/01.
                                                                                         No State Tax Liens on file
                                                                                         from 1/1/91 through 12/29/00.
                                                                                         No EPA/ERISA liens on tile
                                                                                         from 1/1/91 through 12/29/00

 LDM Holding Canada, Inc.                       X            N/A            N/A          No Pending Suits/Judgments
                                                                                         on file from 10 years past

 LDM Holding Canada, Inc.                       X            N/A            N/A          No Pending Suits/Judgments
                                                                                         on file from 10 years past

 LDM Holding Canada, Inc.                       X            N/A            N/A          No Pending Suits/Judgments
                                                                                         on file from 10 years past

        Debtor                       Secured Party                Jurisdiction         Search      UCC
(as shown on statement)        (as shown on statement)                                through
                                                                                       date
 LDM Holdings Canada, inc.              N/A                   Secretary of State,     3/9/01        X
                                                                   Kentucky

                                                              US District Court-      3/9/01
                                                              Western District,
                                                                   Kentucky
                                                                  (Owensboro
                                                                   Division)

 LDM Holding Canada, Inc.                N/A                    US Bankruptcy         3/14/01
                                                               Court - Western
                                                              District, Kentucky
                                                                 (Louisville
                                                                  Division)

 LDM Holding Canada, Inc.                N/A                    Daviess County,       3/14/01       X
                                                                   Kentucky


 LDM Holding Canada, Inc.                N/A                    Daviess County,       3/14/01
                                                                   Kentucky


 LDM Holding Canada, Inc.                N/A                    Daviess County,        3/14/01
                                                                   Kentucky



 LDM Holding Canada, Inc.                N/A                    Daviess County,        3/14/01
                                                                   Kentucky

 LDM Holding Canada, Inc.         BankAmerica Business         Secretary of State,     3/2/01       X
2500 Executive Hills Drive       Credit, Inc., as Agent            Michigan
  Auburn Hills, MI 48326        231 South LaSalle Street
                                    Chicago, IL 60697


        Debtor                 Fix    Liens   Suits        File No.    File Date         Search Results
(as shown on statement)                         &                                      Comments/Collateral
                                              Judg
 LDM Holdings Canada, inc.                                  N/A            N/A         No UCC statements on file


                                               X            N/A            N/A         No Pending Suits/Judgments
                                                                                       on file from 1/2/91. This
                                                                                       search includes any Federal
                                                                                       Tax Liens indexed in this
                                                                                       court

 LDM Holding Canada, Inc.                      X            N/A            N/A         No Bankruptcy cases on file
                                                                                       from 1/2/86




 LDM Holding Canada, Inc.                                   N/A            N/A         No statements on file. This
                                                                                       search includes any fixture
                                                                                       statements indexed in the UCC
                                                                                       records

 LDM Holding Canada, Inc.       X                           N/A            N/A         No UCC fixture statements on
                                                                                       file


 LDM Holding Canada, Inc.              X                    N/A            N/A         No State/Federal tax Liens on
                                                                                       file and no EPA/ERISA Liens
                                                                                       filed in the tax lien records
                                                                                       from 10 years past to present

 LDM Holding Canada, Inc.                      X            N/A            N/A         No Pending Suits/Judgments
                                                                                       on file from 10 years past

 LDM Holding Canada, Inc.                                   81717B         1/22/97     BLANKET - All of the Debtor's
2500 Executive Hills Drive                                                             right, title and interest in
  Auburn Hills, MI 48326                                                               General Intangibles, whether
                                                                                       now owned or existing or
                                                                                       hereafter acquired or arising,
                                                                                       including, without limitation,
                                                                                       proceeds of the General
                                                                                       Intangibles.

        Debtor                       Secured Party                Jurisdiction         Search      UCC
(as shown on statement)        (as shown on statement)                                through
                                                                                       date
 LDM Holding Canada, Inc.          BankAmerica Business       Secretary of State,       3/2/01     X
2500 Executive Hills Drive        Credit, Inc., as Agent           Michigan
  Auburn Hills, MI 48326          231 South LaSalle Street
                                     Chicago, IL 60697







 LDM Holding Canada, Inc.          BankAmerica Business       Secretary of State,       3/2/01     X
2500 Executive Hills Drive        Credit, Inc., as Agent           Michigan
  Auburn Hills, MI 48326          231 South LaSalle Street
                                     Chicago, IL 60697






        Debtor                 Fix    Liens   Suits        File No.    File Date         Search Results
(as shown on statement)                         &                                      Comments/Collateral
                                              Judg
 LDM Holding Canada, Inc.                                  04433C         6/22/99      AMENDMENT to original
2500 Executive Hills Drive                                                             81717B, changing Secured
  Auburn Hills, MI 48326                                                               Party to

                                                                                       Bank of America National
                                                                                       Trust and Savings Association,
                                                                                       as Agent
                                                                                       231 South LaSalle Street,
                                                                                       Suite 1600
                                                                                       Chicago, IL 60697

 LDM Holding Canada, Inc.                                  05447C         7/26/99      AMENDMENT to original
2500 Executive Hills Drive                                                             81717B, changing Secured
  Auburn Hills, MI 48326                                                               Party to


                                                                                       Bank of America National Trust
                                                                                       and Savings Association, as
                                                                                       Agent
                                                                                       231 South LaSalle Street,
                                                                                       Suite 1600
                                                                                       Chicago, IL 60697

        Debtor                       Secured Party                Jurisdiction         Search      UCC
(as shown on statement)        (as shown on statement)                                through
                                                                                       date

 LDM Holding Canada, Inc.       BankAmerica Business         Secretary of State,      3/2/01       X
2500 Executive Hills Drive        Credit, Inc.,                    Michigan
  Auburn Hills, MI 48326             as Agent
                               231 South LaSalle Street
                                  Chicago, IL 60697



 LDM Holding Canada, Inc.       BankAmerica Business         Secretary of State,      3/2/01       X
2500 Executive Hills Drive        Credit, Inc.,                    Michigan
  Auburn Hills, MI 48326             as Agent
                               231 South LaSalle Street
                                  Chicago, IL 60697


        Debtor                 Fix    Liens   Suits        File No.    File Date         Search Results
(as shown on statement)                         &                                      Comments/Collateral
                                              Judg
 LDM Holding Canada, Inc.                                  93422B        4/9/98        BLANKET - All of the Debtor's
2500 Executive Hills Drive                                                             right, title and interest in
  Auburn Hills, MI 48326                                                               the personal property, whether
                                                                                       now owned or existing or
                                                                                       hereafter acquired or arising
                                                                                       and regardless of where
                                                                                       located described below,
                                                                                       including, without limitation,
                                                                                       all accounts, chattel paper,
                                                                                       contracts, deposit accounts,
                                                                                       documents, equipment,
                                                                                       fixtures, general intangibles,
                                                                                       goods, instruments, inventory,
                                                                                       machinery, motor vehicles,
                                                                                       money, cash or cash
                                                                                       equivalent, and proceeds and
                                                                                       products of all or any of the
                                                                                       foregoing, as more fully
                                                                                       described below

 LDM Holding Canada, Inc.                                  04434C        6/22/99       AMENDMENT to original
2500 Executive Hills Drive                                                             93422B, changing Secured Party to
  Auburn Hills, MI 48326
                                                                                       Bank of America National Trust
                                                                                       and Savings Association as
                                                                                       Agent
                                                                                       231 South LaSalle Street,
                                                                                       Suite 1600
                                                                                       Chicago, IL 60697


        Debtor                       Secured Party                Jurisdiction        Search       UCC
(as shown on statement)        (as shown on statement)                                through
                                                                                       date
 LDM Holding Canada, Inc.         BankAmerica Business        Secretary of State,    3/2/01        X
2500 Executive Hills Drive        Credit, Inc., as Agent      Michigan
  Auburn Hills, MI 48326          231 South LaSalle Street
                                  Chicago, IL 60697






 LDM Holding Canada, Inc.         N/A                         US District Court -    3/12/01
                                                              Eastern District,
                                                              Michigan
                                                              (Flint Division)

 LDM Holding Canada, Inc.         N/A                         US District Court -    3/12/01
                                                              Eastern District,
                                                              Michigan
                                                              (Detroit Division)

 LDM Holding Canada, Inc.         N/A                         US District Court -    3/12/01
                                                              Eastern District,
                                                              Michigan
                                                              (Ann Arbor
                                                              Division)

 LDM Holding Canada, Inc.         N/A                         US Bankruptcy          3/13/01
                                                              Court - Eastern
                                                              District, Michigan
                                                              (Flint Division)

 LDM Holding Canada, Inc.         N/A                         US Bankruptcy          3/13/01
                                                              Court - Eastern
                                                              District, Michigan
                                                              (Detroit Division)

 LDM Holding Canada, Inc.         N/A                         Livingston County,     3/16/01       X
                                                              Michigan


        Debtor                 Fix    Liens   Suits        File No.    File Date         Search Results
(as shown on statement)                         &                                      Comments/Collateral
                                              Judg
  LDM Holding Canada, Inc.                                  05450C         7/26/99      AMENDMENT to original
 2500 Executive Hills Drive                                                             93422B, changing Secured
   Auburn Hills, MI 48326                                                               Party to

                                                                                        Bank of America National
                                                                                        Trust and Savings Association,
                                                                                        as Agent
                                                                                        231 South LaSalle Street,
                                                                                        Suite 1600
                                                                                        Chicago, IL 60697

  LDM Holding Canada, Inc.                     X            N/A            N/A          No Pending Suits/Judgments
                                                                                        on file from 1/6/88. This
                                                                                        search includes any Federal
                                                                                        Tax Liens indexed in this
                                                                                        court

  LDM Holding Canada, Inc.                     X            N/A            N/A          No Pending Suits/Judgments
                                                                                        on file from 1/6/88. This
                                                                                        search includes any Federal
                                                                                        Tax Liens indexed in this
                                                                                        court

  LDM Holding Canada, Inc.                     X            N/A            N/A          No Pending Suits/Judgments
                                                                                        on file from 1/6/88. This
                                                                                        search includes any Federal
                                                                                        Tax Liens indexed in this
                                                                                        court

  LDM Holding Canada, Inc.                     X            N/A            N/A          No Bankruptcy cases on file
                                                                                        from 112190

  LDM Holding Canada, Inc.                     X            N/A            N/A          No Bankruptcy cases on file
                                                                                        from 1/2/90

  LDM Holding Canada, Inc.                                  N/A            N/A          No statements on file. This
                                                                                        search includes any fixture
                                                                                        statements indexed in the UCC
                                                                                        records

        Debtor                           Secured Party            Jurisdiction         Search        UCC
(as shown on statement)             (as shown on statement)                            through
                                                                                        date

 LDM Holding Canada, Inc.                   N/A                 Livingston County,     3/16/01
                                                                    Michigan

 LDM Holding Canada, Inc.                   N/A                 Livingston County,     3/16/01
                                                                    Michigan

 LDM Holding Canada, Inc.                   N/A                 Livingston County,     3/16/01
                                                                    Michigan

 LDM Holding Canada, Inc.                   N/A                 Oakland County,        3/15/01       X
                                                                    Michigan

 LDM Holding Canada, Inc.                   N/A                 Oakland County,        3/15/01
                                                                    Michigan

 LDM Holding Canada, Inc.                   N/A                 Oakland County,        3/15/01
                                                                    Michigan

 LDM Holding Canada, Inc.                   N/A                 Oakland County,        3/16/01
                                                                    Michigan

 LDM Holding Canada, Inc.                   N/A                 Saint Clair County,    3/13/01       X
                                                                    Michigan

 LDM Holding Canada, Inc.                   N/A                 Saint Clair County,    3/13/01
                                                                    Michigan

 LDM Holding Canada, Inc.                   N/A                 Saint Clair County,    3/13/01
                                                                    Michigan

 LDM Holding Canada, Inc.                   N/A                 Saint Clair County,    3/15/01
                                                                    Michigan

 LDM Holding Canada, Inc.                   N/A                 Sanilac County,        3/21/01       X
                                                                    Michigan


        Debtor                     Fix  Liens  Suits        File No.       File Date      Search Results
(as shown on statement)                          &                                      Comments/Collateral
                                               Judg

 LDM Holding Canada, Inc.         X                            N/A            N/A     No UCC fixture statements on
                                                                                      file

 LDM Holding Canada, Inc.               X                      N/A            N/A     No State/Federal tax Liens on
                                                                                      file and no EPA/ERISA Liens
                                                                                      filed in the tax lien records
                                                                                      from 10 years past to present

 LDM Holding Canada, Inc.                      X               N/A            N/A     No Pending Suits/Judgments
                                                                                      on file from 10 years past

 LDM Holding Canada, Inc.                                      N/A            N/A     No statements on file. This
                                                                                      search includes any fixture
                                                                                      statements indexed in the UCC
                                                                                      records

 LDM Holding Canada, Inc.         X                            N/A            N/A     No UCC fixture statements on
                                                                                      file

 LDM Holding Canada, Inc.               X                      N/A            N/A     No State/Federal tax Liens on
                                                                                      file and no EPA/ERISA Liens
                                                                                      filed in the tax lien records
                                                                                      from 10 years past to present

 LDM Holding Canada, Inc.                      X               N/A            N/A     No Pending Suits/Judgments
                                                                                      on file from 10 years past

 LDM Holding Canada, Inc.                                      N/A            N/A     No statements on file. This
                                                                                      search includes any fixture
                                                                                      statements indexed in the UCC
                                                                                      records

 LDM Holding Canada, Inc.         X                            N/A            N/A     No UCC fixture statements on
                                                                                      file

 LDM Holding Canada, Inc.               X                      N/A            N/A     No State/Federal tax Liens on
                                                                                      file and no EPA/ERISA Liens
                                                                                      filed in the tax lien records
                                                                                      from 10 years past to present

 LDM Holding Canada, Inc.                      X               N/A            N/A     No Pending Suits/Judgments
                                                                                      on file from 10 years past

 LDM Holding Canada, Inc.                                      N/A            N/A     No statements on file. This
                                                                                      search includes any fixture
                                                                                      statements indexed in the UCC
                                                                                      records

        Debtor                           Secured Party            Jurisdiction         Search        UCC
(as shown on statement)             (as shown on statement)                            through
                                                                                        date

LDM Holding Canada, Inc.                    N/A                 Sanilac County,        3/21/01
                                                                   Michigan

LDM Holding Canada, Inc.                    N/A                 Sanilac County,        3/21/01
                                                                   Michigan

LDM Holding Canada, Inc.                    N/A                 Sanilac County,        3/20/01
                                                                   Michigan

LDM Holding Canada, Inc.                    N/A                    Shiawassee          3/14/01       X
                                                                County, Michigan

LDM Holding Canada, Inc.                    N/A                    Shiawassee          3/14/01
                                                                County, Michigan

LDM Holding Canada, Inc.                    N/A                    Shiawassee          3/14/01
                                                                County, Michigan

LDM Holding Canada, Inc.                    N/A                    Shiawassee          3/14/01
                                                                County, Michigan

LDM Holding Canada, Inc.                    N/A                 Secretary of State,    1/5/01        X
                                                                       Ohio

LDM Holding Canada, Inc.                    N/A                 US District Court -    3/9/01
                                                                Northern District,
                                                                       Ohio
                                                                (Toledo Division)

LDM Holding Canada, Inc.                    N/A                 US District Court -    3/12/01
                                                                Southern District,
                                                                       Ohio
                                                                    (Columbus
                                                                    Division)

LDM Holding Canada, Inc.                    N/A                  US Bankruptcy         3/14/01
                                                                Court - Southern
                                                                 District, Ohio
                                                                    (Columbus
                                                                    Division)


        Debtor                      Fix  Liens  Suits        File No.       File Date      Search Results
(as shown on statement)                           &                                      Comments/Collateral
                                                Judg

LDM Holding Canada, Inc.           X                           N/A           N/A       No UCC fixture statements on
                                                                                       file

LDM Holding Canada, Inc.                 X                     N/A           N/A       No State/Federal tax Liens on
                                                                                       file and no EPA/ERISA Liens
                                                                                       filed in the tax lien records
                                                                                       from 10 years past to present

LDM Holding Canada, Inc.                        X              N/A           N/A       No Pending Suits/Judgments
                                                                                       on file from 10 years past

LDM Holding Canada, Inc.                                       N/A           N/A       No statements on file. This
                                                                                       search includes any fixture
                                                                                       statements indexed in the UCC
                                                                                       records

LDM Holding Canada, Inc.           X                           N/A           N/A       No statements on file

LDM Holding Canada, Inc.                 X                     N/A           N/A       No State/Federal tax Liens on
                                                                                       file and no EPA/ERISA Liens
                                                                                       filed in the tax lien records
                                                                                       from 10 years past to present

LDM Holding Canada, Inc.                        X              N/A           N/A       No Pending Suits/Judgments
                                                                                       on file from 10 years past

LDM Holding Canada, Inc.                                       N/A           N/A       No UCC statements on file

LDM Holding Canada, Inc.                        X              N/A           N/A       No Pending Suits/Judgments
                                                                                       on file from 1/3/89. This
                                                                                       search includes any Federal
                                                                                       Tax Liens indexed in this
                                                                                       court

LDM Holding Canada, Inc.                        X              N/A           N/A       No Pending Suits/Judgments
                                                                                       on file from 1/4/88. This
                                                                                       search includes any Federal
                                                                                       Tax Liens indexed in this
                                                                                       court
LDM Holding Canada, Inc.                        X              N/A           N/A       No Bankruptcy cases on file
                                                                                       from 1/1/91

        Debtor                           Secured Party            Jurisdiction         Search        UCC
(as shown on statement)             (as shown on statement)                            through
                                                                                        date

LDM Holding Canada, Inc.                     N/A                  US Bankruptcy        3/9/01
                                                                Court - Northern
                                                                 District, Ohio
                                                                (Toledo Division)

LDM Holding Canada, Inc.                     N/A                Guernsey County,       3/14/01       X
                                                                      Ohio

LDM Holding Canada, Inc.                     N/A                Guernsey County,       3/14/01
                                                                      Ohio

LDM Holding Canada, Inc.                     N/A                Guernsey County,       3/14/01
                                                                      Ohio

LDM Holding Canada, Inc.                     N/A                Guernsey County,       3/14/01
                                                                      Ohio

LDM Holding Canada, Inc.                     N/A                Henry County,          3/13/01       X
                                                                      Ohio

LDM Holding Canada, Inc.                     N/A                Henry County,          3/13/01
                                                                      Ohio

LDM Holding Canada, Inc.                     N/A                Henry County,          3/13/01
                                                                      Ohio

LDM Holding Canada, Inc.                     N/A                Henry County,          3/13/01
                                                                      Ohio

LDM Holding Canada, Inc.                     N/A                Pickaway County,       3/19/01       X


LDM Holding Canada, Inc.                     N/A                Pickaway County,       3/19/01
                                                                      Ohio


        Debtor                     Fix  Liens  Suits        File No.       File Date      Search Results
(as shown on statement)                          &                                      Comments/Collateral
                                               Judg

LDM Holding Canada, Inc.                       X               N/A           N/A      No Bankruptcy cases on file
                                                                                      from 1/2/85

LDM Holding Canada, Inc.                                       N/A           N/A      No statements on file. This
                                                                                      search includes any fixture
                                                                                      statements indexed in the UCC
                                                                                      records

LDM Holding Canada, Inc.          X                            N/A           N/A      No UCC fixture statements on
                                                                                      file

LDM Holding Canada, Inc.                X                      N/A           N/A      No State/Federal tax liens on
                                                                                      file and no EPA/ERISA Liens
                                                                                      filed in the tax lien records
                                                                                      from 10 years past to present

LDM Holding Canada, Inc.                       X               N/A           N/A      No Pending Suits/Judgments
                                                                                      on file from 10 years past

LDM Holding Canada, Inc.                                       N/A           N/A      No statements on file. This
                                                                                      search includes any fixture
                                                                                      statements indexed in the UCC
                                                                                      records

LDM Holding Canada, Inc.          X                            N/A           N/A      No UCC fixture statements on
                                                                                      file

LDM Holding Canada, Inc.                X                      N/A           N/A      No State/Federal tax Liens on
                                                                                      file and no EPA/ERISA Liens
                                                                                      filed in the tax lien records
                                                                                      from 10 years past to present

LDM Holding Canada, Inc.                       X               N/A           N/A      No Pending Suits/Judgments
                                                                                      on file from 10 years past

LDM Holding Canada, Inc.                                       N/A           N/A      No statements on file. This
                                                                                      search includes any fixture
                                                                                      statements indexed in the UCC
                                                                                      records

LDM Holding Canada, Inc.          X                            N/A           N/A      No statements on file


        Debtor                           Secured Party            Jurisdiction         Search        UCC
(as shown on statement)             (as shown on statement)                            through
                                                                                        date

LDM Holding Canada, Inc.                     N/A                Pickaway County,       3/19/01
                                                                      Ohio


LDM Holding Canada, Inc.                     N/A                Pickaway County,       3/19/01
                                                                      Ohio

LDM Holding Canada, Inc.                     N/A                Secretary of State,    3/8/01        X
                                                                  Pennsylvania

LDM Holding Canada, Inc.                     N/A                US District Court -    3/12/01
                                                                Eastern District,
                                                                  Pennsylvania
                                                                 (Philadelphia
                                                                    Division)

LDM Holding Canada, Inc.                     N/A                US District Court -    3/13/01
                                                                Eastern District,
                                                                  Pennsylvania
                                                                 (Philadelphia
                                                                   Division)

LDM Holding Canada, Inc.                     N/A                  Montgomery           2/28/01       X
                                                                    County,
                                                                 Pennsylvania

LDM Holding Canada, Inc.                     N/A                  Montgomery           3/12/01
                                                                   County,
                                                                 Pennsylvania

LDM Holding Canada, Inc.                     N/A                  Montgomery           2/26/01
                                                                    County,
                                                                 Pennsylvania

LDM Holding Canada, Inc.                     N/A                  Montgomery           2/26/01
                                                                    County,
                                                                 Pennsylvania

LDM Holding Canada, Inc.                     N/A               Secretary of State,     3/14/01       X
                                                                  Tennessee


        Debtor                    Fix  Liens  Suits        File No.       File Date      Search Results
(as shown on statement)                         &                                      Comments/Collateral
                                              Judg

LDM Holding Canada, Inc.               X                     N/A            N/A      No State/Federal tax Liens on
                                                                                     file and no EPA/ERISA Liens
                                                                                     filed in the tax lien records
                                                                                     from 10 years past to present

LDM Holding Canada, Inc.                      X              N/A            N/A      No Pending Suits/Judgments
                                                                                     on file from 10 years past

LDM Holding Canada, Inc.                                     N/A            N/A      No UCC statements on file

LDM Holding Canada, Inc.                      X              N/A            N/A      No Pending Suits/Judgments
                                                                                     on file from 11/4/70. This
                                                                                     search includes any Federal
                                                                                     Tax Liens indexed in this
                                                                                     court

LDM Holding Canada, Inc.                      X              N/A            N/A      No Bankruptcy cases on file
                                                                                     from 1/3/89

LDM Holding Canada, Inc.                                     N/A            N/A      No statements on file

LDM Holding Canada, Inc.         X                           N/A            N/A      No UCC fixture statements on
                                                                                     file

LDM Holding Canada, Inc.               X                     N/A            N/A      No State/Federal tax Liens on
                                                                                     file and no EPA/ERISA Liens
                                                                                     filed in the tax lien records
                                                                                     from 10 years past to present

LDM Holding Canada, Inc.                      X              N/A            N/A      No Pending Suits/Judgments
                                                                                     on file from 10 years past

LDM Holding Canada, Inc.                                     N/A            N/A      No UCC statements on file



        Debtor                           Secured Party            Jurisdiction         Search        UCC
(as shown on statement)             (as shown on statement)                            through
                                                                                        date

LDM Holding Canada, Inc.                      N/A               US District Court -    3/9/01
                                                                 Middle District,
                                                                    Tennessee
                                                                   (Nashville
                                                                    Division)

LDM Holding Canada, Inc.                      N/A                US Bankruptcy         3/5/01
                                                                 Court - Middle
                                                              District, Tennessee
                                                                   (Nashville
                                                                   Division)

LDM Holding Canada, Inc.                      N/A                Sumner County,        3/14/01       X
                                                                   Tennessee

LDM Holding Canada, Inc.                      N/A                Sumner County,        3/14/01
                                                                  Tennessee

LDM Holding Canada, Inc.                      N/A                Sumner County,        3/14/01
                                                                  Tennessee

LDM Holding Canada, Inc.                      N/A                Sumner County,        3/14/01
                                                                   Tennessee

LDM Holding Canada, Inc.                      N/A                 Williamson           3/14/01       X
                                                               County, Tennessee

LDM Holding Canada, Inc.                      N/A                 Williamson           3/14/01
                                                               County, Tennessee

LDM Holding Canada, Inc.                      N/A                 Williamson           3/14/01
                                                               County, Tennessee

LDM Holding Canada, Inc.                      N/A                 Williamson           3/14/01
                                                               County, Tennessee


        Debtor                Fix  Liens  Suits        File No.       File Date      Search Results
(as shown on statement)                     &                                      Comments/Collateral
                                          Judg

LDM Holding Canada, Inc.                  X              N/A             N/A     No Pending Suits/Judgments
                                                                                 on file from 1/5/94. This
                                                                                 search includes any Federal
                                                                                 Tax Liens indexed in this
                                                                                 court

LDM Holding Canada, Inc.                  X              N/A             N/A     No Bankruptcy cases on file
                                                                                 from 1/2/86



LDM Holding Canada, Inc.                                 N/A             N/A     No statements on file. This
                                                                                 search includes any fixture
                                                                                 statements indexed in the UCC
                                                                                 records

LDM Holding Canada, Inc.     X                           N/A             N/A     No UCC fixture statements on
                                                                                 file

LDM Holding Canada, Inc.           X                     N/A             N/A     No State/Federal tax Liens on
                                                                                 file and no EPA/ERISA Liens
                                                                                 filed in the tax lien records
                                                                                 from 10 years past to present

LDM Holding Canada, Inc.                  X              N/A             N/A     No Pending Suits/Judgments
                                                                                 on file from 10 years past

LDM Holding Canada, Inc.                                 N/A             N/A     No statements on file. This
                                                                                 search includes any fixture
                                                                                 statements indexed in the UCC
                                                                                 records

LDM Holding Canada, Inc.     X                           N/A             N/A     No UCC fixture statements on
                                                                                 file

LDM Holding Canada, Inc.           X                     N/A             N/A     No State/Federal tax Liens on
                                                                                 file and no EPA/ERISA Liens
                                                                                 filed in the tax lien records
                                                                                 from 10 years past to present

LDM Holding Canada, Inc.                  X              N/A             N/A     No Pending Suits/Judgments
                                                                                 on file from 10 years past

        Debtor                           Secured Party            Jurisdiction         Search        UCC
(as shown on statement)             (as shown on statement)                            through
                                                                                        date

 LDM Holding Canada, Inc.                   N/A                Secretary of State,     3/12/01       X
                                                                     Texas



 LDM Holding Canada, Inc.                   N/A                 US District Court -    3/12/01
                                                                Southern District,
                                                                     Texas
                                                                  (Brownsville
                                                                    Division)
 LDM Holding Canada, Inc.                   N/A                  US Bankruptcy         3/14/01
                                                                Court - Southern
                                                                District, Texas
                                                               (Houston Division)

 LDM Holding Canada, Inc.                   N/A                  Cameron County,       3/6/01        X
                                                                     Texas


 LDM Holding Canada, Inc.                   N/A                  Cameron County,       3/6/01
                                                                     Texas
 LDM Holding Canada, Inc.                   N/A                  Cameron County,       3/6/01
                                                                     Texas



 LDM Holding Canada, Inc.                   N/A                  Cameron County,       3/6/01
                                                                     Texas

                                                 LDM HOLDINGS, L.L.C.

   LDM Holdings, L.L.C              BankAmerica Business       Secretary of State,     3/2/01        X
2500 Executive Hills Drive         Credit, Inc., as Agent          Michigan
  Auburn Hills, MI 48326            231 South LaSalle Street
                                     Chicago, IL 60697


        Debtor                     Fix  Liens  Suits        File No.       File Date      Search Results
(as shown on statement)                          &                                      Comments/Collateral
                                               Judg

 LDM Holding Canada, Inc.                                      N/A            N/A     No UCC statements on file.
                                                                                      No Federal Tax Liens on file
                                                                                      from 10 years past. This
                                                                                      search includes all liens in the
                                                                                      state's UCC records
 LDM Holding Canada, Inc.                      X               N/A            N/A     No Pending Suits/Judgments
                                                                                      on file from 1/2/91. This
                                                                                      search includes any Federal
                                                                                      Tax Liens indexed in this
                                                                                      court

 LDM Holding Canada, Inc.                      X               N/A            N/A     No Bankruptcy cases on file
                                                                                      from 5/31/91


 LDM Holding Canada, Inc.                                      N/A            N/A     No statements on file. This
                                                                                      search includes any fixture
                                                                                      statements indexed in the UCC
                                                                                      records
 LDM Holding Canada, Inc.         X                            N/A            N/A     No UCC fixture statements on
                                                                                      file
 LDM Holding Canada, Inc.               X                      N/A            N/A     No State/Federal tax Liens on
                                                                                      file and no EPA/ERISA Liens
                                                                                      filed in the tax lien records
                                                                                      from 10 years past to present

 LDM Holding Canada, Inc.                      X               N/A            N/A     No Pending Suits/Judgments
                                                                                      on file from 10 years past

   LDM Holdings, L.L.C                                         81716B       1/22/97   BLANKET - All of the Debtor's
2500 Executive Hills Drive                                                            right, title and interest in
  Auburn Hills, MI 48326                                                              General Intangibles, whether
                                                                                      now owned or existing or
                                                                                      hereafter acquired or arising,
                                                                                      including, without limitation,
                                                                                      proceeds of the General
                                                                                      Intangibles

        Debtor                           Secured Party            Jurisdiction         Search        UCC
(as shown on statement)             (as shown on statement)                            through
                                                                                        date

    LDM Holdings, L.L.C             BankAmerica Business        Secretary of State,    3/2/01         X
2500 Executive Hills Drive         Credit, Inc., as Agent           Michigan
  Auburn Hills, MI 48326         231 South LaSalle Street
                                     Chicago, IL 60697

    LDM Holdings, L.L.C             BankAmerica Business        Secretary of State,    3/2/01         X
2500 Executive Hills Drive        Credit, Inc., as Agent            Michigan
  Auburn Hills, MI 48326         231 South LaSalle Street
                                     Chicago, IL 60697






    LDM Holdings, L.L.C             BankAmerica Business        Secretary of State,    3/2/01         X
2500 Executive Hills Drive         Credit, Inc., as Agent           Michigan
  Auburn Hills, MI 48326          231 South LaSalle Street
                                     Chicago, IL 60697







        Debtor              Fix  Liens  Suits        File No.       File Date      Search Results
(as shown on statement)                   &                                      Comments/Collateral
                                        Judg

    LDM Holdings, L.L.C                               90025B        10/28/97   AMENDMENT to original
2500 Executive Hills Drive                                                     81716B, amending to include
  Auburn Hills, MI 48326                                                       Debtor's Tax ID Number 38-
                                                                               3333584

    LDM Holdings, L.L.C                               04430C        6/22/99    AMENDMENT to original
2500 Executive Hills Drive                                                     81716B, changing Secured
  Auburn Hills, MI 48326                                                       Party to

                                                                               Bank of America National
                                                                               Trust and Savings Association,
                                                                               as Agent
                                                                               231 South LaSalle Street,
                                                                               Suite 1600
                                                                               Chicago, IL 60697

    LDM Holdings, L.L.C                               05446C        7/26/99    AMENDMENT to original
2500 Executive Hills Drive                                                     81716B, changing Secured
  Auburn Hills, MI 48326                                                       Party to

                                                                               Bank of America National
                                                                               Trust and Savings Association,
                                                                               as Agent
                                                                               231 South LaSalle Street,
                                                                               Suite 1600
                                                                               Chicago, IL 60697

        Debtor                           Secured Party            Jurisdiction         Search        UCC
(as shown on statement)             (as shown on statement)                            through
                                                                                        date

    LDM Holdings, L.L.C              BankAmerica Business       Secretary of State,    3/2/01        X
2500 Executive Hills Drive          Credit, Inc., as Agent          Michigan
  Auburn Hills, MI 48326            231 South LaSalle Street
                                      Chicago, IL 60697















    LDM Holdings, L.L.C              BankAmerica Business       Secretary of State,    3/2/01        X
2500 Executive Hills Drive          Credit, Inc., as Agent           Michigan
  Auburn Hills, MI 48326           231 South LaSalle Street
                                      Chicago, IL 60697








        Debtor              Fix  Liens  Suits        File No.       File Date      Search Results
(as shown on statement)                   &                                      Comments/Collateral
                                        Judg

    LDM Holdings, L.L.C                           92009B         2/6/98        BLANKET - All of the Debtor's
2500 Executive Hills Drive                                                     right, title and interest in the
  Auburn Hills, MI 48326                                                       personal property, whether
                                                                               now owned or existing or
                                                                               hereafter acquired or arising
                                                                               and regardless of where
                                                                               located described below,
                                                                               including, without limitation,
                                                                               all accounts, chattel paper,
                                                                               contracts, deposit accounts,
                                                                               documents, equipment,
                                                                               fixtures, general intangibles,
                                                                               goods, instruments, inventory,
                                                                               machinery, motor vehicles,
                                                                               money, cash or cash
                                                                               equivalent, and proceeds and
                                                                               products of all or any of the
                                                                               foregoing, as more fully
                                                                               described below
    LDM Holdings, L.L.C
2500 Executive Hills Drive                        06233C         8/24/99       AMENDMENT to original
  Auburn Hills, MI 48326                                                       92009B, changing Secured
                                                                               Party to

                                                                               Bank of America National
                                                                               Trust and Savings Association,
                                                                               as Agent
                                                                               231 South LaSalle Street,
                                                                               Suite 1600
                                                                               Chicago, IL 60697


                                                                                       Search
        Debtor                        Secured Party              Jurisdiction          through      UCC
(as shown on statement)          (as shown on statement)                                date

 LDM Technologies, Inc.          AT&T Credit Corporation      Secretary of State,    3/2/01       X
    1250 Maplelawn                   2 Gatehall Drive             Michigan
    Troy, MI 48084                 Parsippany, NJ 07054




 LDM Technologies, Inc.          AT&T Credit Corporation      Secretary of State,    3/2/01       X
    1250 Maplelawn                   2 Gatehall Drive             Michigan
    Troy, MI 48084                 Parsippany, NJ 07054




  LDM Technologies, Inc.           BankAmerica Business       Secretary of State,    3/2/01       X
2500 Executive Hills Drive        Credit, Inc., as Agent          Michigan
  Auburn Hills, MI 48326         231 South LaSalle Street
                                    Chicago, IL 60697


  LDM Technologies, Inc.           BankAmerica Business       Secretary of State,    3/2/01       X
2500 Executive Hills Drive        Credit, Inc., as Agent          Michigan
  Auburn Hills, MI 48326         231 South LaSalle Street
                                    Chicago, IL 60697









        Debtor              Fix    Liens     Suits        File No.   File Date           Search Results
(as shown on statement)                       &                                       Comments/Collateral
                                             Judg

 LDM Technologies, Inc.                                    78657B     10/3/96      Definity extender leased under Lease No.
    1250 Maplelawn                                                                 M306948 and all attachments,  accessories,
    Troy, MI 48084                                                                 additions, substitutions, products, replacements
                                                                                   and rentals and a right to use license for any
                                                                                   software related to any of the foregoing, and
                                                                                   proceeds therefrom (including insurance proceeds)

 LDM Technologies, Inc.                                    78658B     10/3/96      Definity G3I leased under Lease No.
    1250 Maplelawn                                                                 M306948 and all attachments,  accessories,
    Troy, MI 48084                                                                 additions, substitutions, products, replacements
                                                                                   and rentals and a right to use license for any
                                                                                   software related to any of the foregoing, and
                                                                                   proceeds therefrom (including insurance proceeds)

  LDM Technologies, Inc.                                   81715B     1/22/97      BLANKET - All of the Debtor's right, title and
2500 Executive Hills Drive                                                         interest in General Intangibles, whether now
  Auburn Hills, MI 48326                                                           owned or existing or hereafter acquired or
                                                                                   arising, including, without limitation,
                                                                                   proceeds of the General Intangibles

  LDM Technologies, Inc.                                   04551C     6/26/99      AMENDMENT to original 81715B, changing
2500 Executive Hills Drive                                                         Secured Party to
  Auburn Hills, MI 48326
                                                                                   Bank of America National
                                                                                   Trust and Savings Association,
                                                                                   as Agent
                                                                                   231 South LaSalle Street,
                                                                                   Suite 1600
                                                                                   Chicago, IL 60697


        Debtor                           Secured Party            Jurisdiction         Search        UCC
(as shown on statement)             (as shown on statement)                            through
                                                                                        date

    LDM Industries, Inc.             BankAmerica Business       Secretary of State,    3/2/01        X
2500 Executive Hills Drive          Credit, Inc., as Agent          Michigan
  Auburn Hills, MI 48326           231 South LaSalle Street
                                     Chicago, IL 60697






   LDM Industries, Inc.              BankAmerica Business       Secretary of State,    1/5/01        X
2500 Executive Hills Drive          Credit, Inc., as Agent            Ohio
  Auburn Hills, MI 48326           231 South LaSalle Street
                                     Chicago, IL 60697















    LDM Industries, Inc.              BankAmerica Business      Secretary of State,    1/5/01        X
2500 Executive Hills Drive          Credit, Inc., as Agent            Ohio
  Auburn Hills, MI 48326           231 South LaSalle Street
     FEIN: 38-2690171                 Chicago, IL 60697





        Debtor               Fix  Liens  Suits        File No.       File Date      Search Results
(as shown on statement)                    &                                      Comments/Collateral
                                         Judg

    LDM Industries, Inc.                           05448C            7/26/99    AMENDMENT to original
2500 Executive Hills Drive                                                      81715B, changing Secured
  Auburn Hills, MI 48326                                                        Party to

                                                                                Bank of America National
                                                                                Trust and Savings Association,
                                                                                as Agent
                                                                                231 South LaSalle Street,
                                                                                Suite 1600
                                                                                Chicago, IL 60697

   LDM Industries, Inc.                            AN34627           1/22/97    BLANKET - All of the Debtor's
2500 Executive Hills Drive                                                      right, title and interest in the
  Auburn Hills, MI 48326                                                        personal property, whether
                                                                                now owned or existing or
                                                                                hereafter acquired or arising
                                                                                and regardless of where
                                                                                located described below,
                                                                                including, without limitation,
                                                                                all accounts, chattel paper,
                                                                                contracts, deposit accounts,
                                                                                documents, equipment,
                                                                                fixtures, general intangibles,
                                                                                goods, instruments, inventory,
                                                                                machinery, motor vehicles,
                                                                                money, cash or cash
                                                                                equivalent, and proceeds and
                                                                                products of all or any of the
                                                                                foregoing, as more fully
                                                                                described below

    LDM Industries, Inc.                           07239725805       7/23/97    AMENDMENT to original
2500 Executive Hills Drive                                                      AN34627, deleting original
  Auburn Hills, MI 48326                                                        Exhibit A in its entirety and
     FEIN: 38-2690171                                                           replacing it with attached
                                                                                Exhibit A


       Debtor                              Secured Party            Jurisdiction            Search        UCC
(as shown on statement)               (as shown on statement)                               through
                                                                                             date

  LDM Industries, Inc.                 BankAmerica  Business       Secretary of State,       1/5/01        X
2500 Executive Hills Drive             Credit, Inc., as Agent            Ohio
 Auburn Hills, MI 48326               231 South LaSalle Street
                                          Chicago, IL 60697




  LDM Industries, Inc.                 BankAmerica Business        Secretary of State,       1/5/01        X
2500 Executive Hills Drive             Credit, Inc., as Agent            Ohio
  Auburn Hills, MI 48326              231 South LaSalle Street
                                          Chicago, IL 60697




   LDM Industries Inc                 The Huntington National      Secretary of State,       1/5/01        X
d/b/a LDM Technologies,                       Bank                        Ohio
         Inc.                          41 South High Street
  d/b/a Arrow NA, Inc                  Columbus, OH 43215
d/b/a Arrow Molded Plastics,
         Inc


2500 Executive Hills Drive
  Auburn Hills, MI 48326


   LDM Industries, Inc.                     N/A                    US District Court         3/12/01
                                                                   Southern District,
                                                                         Ohio
                                                                      (Columbus
                                                                      Division)


   LDM Industries, Inc.                     N/A                    US District Court         3/9/01
                                                                   Northern District,
                                                                         Ohio
                                                                   (Toledo Division)


       Debtor                  Fix    Liens    Suits       File No.      File Date       Search Results
(as shown on statement)                          &                                     Comments/Collateral
                                               Judg

  LDM Industries, Inc.
2500 Executive Hills Drive                                 19991740457    6/22/99      AMENDMENT to original
 Auburn Hills, MI 48326                                                                AN34627, changing Secured
                                                                                       Party to

                                                                                       Bank of America National
                                                                                       Trust and Savings Association
                                                                                       as Agent
                                                                                       231 South LaSalle Street,
                                                                                       Suite 1600
                                                                                       Chicago, IL 60697


  LDM Industries, Inc.                                     19992070244    7/26/99      AMENDMENT to original
2500 Executive Hills Drive                                                             AN34627, changing Secured
  Auburn Hills, MI 48326                                                               Party to



   LDM Industries Inc                                                                  Bank of America National
d/b/a LDM Technologies,                                                                Trust and Savings Association,
         Inc.                                                                          as Agent
  d/b/a Arrow NA, Inc                                                                  231 South LaSalle Street,
d/b/a Arrow Molded Plastics,                                                           Suite 1600
         Inc                                                                           Chicago, IL 60697


2500 Executive Hills Drive                                 AN07082        9/30/96      BLANKET - All of Debtor's
  Auburn Hills, MI 48326                                                               inventory...


   LDM Industries, Inc.                        X             N/A            N/A        No Pending Suits/Judgments
                                                                                       on file from 1/4/88. This
                                                                                       search includes any Federal
                                                                                       Tax Liens indexed in this
                                                                                       court

   LDM Industries, Inc.                        X             N/A            N/A        No Pending Suits/Judgments
                                                                                       on file from 1/3/89. This
                                                                                       search includes any Federal
                                                                                       Tax Liens indexed in this
                                                                                       court



       Debtor                              Secured Party            Jurisdiction            Search        UCC
(as shown on statement)               (as shown on statement)                               through
                                                                                             date


LDM Industries, Inc.                           N/A                  US Bankruptcy            3/14/01
                                                                  Court - Southern
                                                                   District, Ohio
                                                                     (Columbus
                                                                      Division)

LDM Industries, Inc.                           N/A                  US Bankruptcy             3/9/01
                                                                    Court Northern
                                                                    District, Ohio
                                                                  (Toledo Division)







   LDM Industries, Inc.              BankAmerica Business         Guernsey County,           3/14/01      X
2500 Executive Hills Drive          Credit, Inc., as Agent             Ohio
 Auburn Hills, MI 48326            231 South LaSalle Street
                                      Chicago, IL 60697











   LDM Industries, Inc.              BankAmerica Business         Guernsey County,           3/14/01      X
2500 Executive Hills Drive          Credit, Inc., as Agent             Ohio
 Auburn Hills, MI 48326            231 South LaSalle Street
                                      Chicago, IL 60697


       Debtor              Fix     Liens     Suits           File No.    File Date         Search Results
(as shown on statement)                        &                                         Comments/Collateral
                                             Judg

LDM Industries, Inc.                          X                N/A          N/A          No Bankruptcy cases on file
                                                                                         from 1/1/91




LDM Industries, Inc.                          X                N/A          N/A          No Bankruptcy cases on tile
                                                                                         from 1/2/85




   LDM Industries, Inc.                                        70426       1/22/97       BLANKET - All of the Debtor's
2500 Executive Hills Drive                                                               right, title and interest in the
 Auburn Hills, MI 48326                                                                  personal property, whether
                                                                                         now owned or existing or
                                                                                         hereafter acquired or arising
                                                                                         and regardless of where
                                                                                         located described below,
                                                                                         including, without limitation,
                                                                                         all accounts, chattel paper,
                                                                                         contracts, deposit accounts,
                                                                                         documents, equipment,
                                                                                         fixtures, general intangibles,
                                                                                         goods, instruments, inventory,
                                                                                         machinery, motor vehicles,
                                                                                         money, cash or cash
                                                                                         equivalent, and proceeds and
                                                                                         products of all or any of the
                                                                                         foregoing, as more fully
                                                                                         described below

   LDM Industries, Inc.                                   199900003571     6/23/99       AMENDMENT to original
2500 Executive Hills Drive                                                               70426, changing Secured
 Auburn Hills, MI 48326                                                                  Party to

                                                                                         Bank of America National
                                                                                         Trust and Savings Association,
                                                                                         as Agent
                                                                                         231 South LaSalle Street,
                                                                                         Suite 1600
                                                                                         Chicago, IL 60697


       Debtor                          Secured Party               Jurisdiction          Search       UCC
(as shown on statement)           (as shown on statement)                                through
                                                                                          date

  LDM Industries, Inc.                BankAmerica Business          Guernsey County,     3/14/01      X
2500 Executive Hills Drive          Credit, Inc., as Agent               Ohio
  Auburn Hills, MI 48326           231 South LaSalle Street
                                      Chicago, IL 60697






  LDM Industries, Inc.               BankAmerica Business           Guernsey County,     3/14/01      X
2500 Executive Hills Drive          Credit, Inc., as Agent               Ohio
  Auburn Hills, MI 48326           231 South LaSalle Street
                                      Chicago, IL 60697






  LDM Industries, Inc.               BankAmerica Business           Guernsey County,     3/14/01      X
2500 Executive Hills Drive          Credit, Inc., as Agent               Ohio
  Auburn Hills, MI 48326           231 South LaSalle Street
                                      Chicago, IL 60697

  LDM Industries, Inc.                      N/A                     Guernsey County,     3/14/01
                                                                         Ohio

  LDM Industries, Inc.                      N/A                     Guernsey County,     3/14/01
                                                                         Ohio


  LDM Industries, Inc.                      N/A                     Guernsey County,     3/14/01
                                                                         Ohio




       Debtor                Fix   Liens       Suits         File No.        File Date               Search Results
(as shown on statement)                         &                                                  Comments/Collateral
                                               Judg
  LDM Industries, Inc.
2500 Executive Hills Drive                                  199900003922      8/5/99               AMENDMENT to original
  Auburn Hills, MI 48326                                                                           70426, changing Secured
                                                                                                   Party to
                                                                                                   Bank of America National
                                                                                                   Trust and Savings Association,
                                                                                                   as Agent
                                                                                                   231 South LaSalle Street,
                                                                                                   Suite 1600
                                                                                                   Chicago, IL 60697

  LDM Industries, Inc.                                      200100006901      1/17/01              PARTIAL RELEASE of original
2500 Executive Hills Drive                                                                         70426, releasing two injection
  Auburn Hills, MI 48326                                                                           molding machines and
                                                                                                   including all additions,
                                                                                                   attachments, accessories and
                                                                                                   accessions thereto, and any
                                                                                                   and all substitutions,
                                                                                                   replacements or exchanges
                                                                                                   therefor, and all insurance
                                                                                                   and/or other proceeds thereof
                                                                                                   by and between Lessee and
                                                                                                   Lessor whether now owned or
                                                                                                   hereafter acquired

  LDM Industries, Inc.                                      200100006905      1/17/01              PARTIAL RELEASE of original
2500 Executive Hills Drive                                                                         70426, releasing two injection
  Auburn Hills, MI 48326                                                                           molding machines with all
                                                                                                   attachments and accessories

  LDM Industries, Inc.       X                                 N/A             N/A                 No UCC fixture statements on
                                                                                                   file

  LDM Industries, Inc.              X                          N/A             N/A                 No State/Federal tax Liens on
                                                                                                   file and no EPA/ERISA Liens
                                                                                                   filed in the tax lien records
                                                                                                   from 10 years past to present

  LDM Industries, Inc.                        X                N/A             N/A                 No Pending Suits/Judgments
                                                                                                   on file from 10 years past



       Debtor                          Secured Party               Jurisdiction          Search       UCC
(as shown on statement)           (as shown on statement)                                through
                                                                                          date


  LDM Industries, Inc.              BankAmerica Business            Henry County,         3/13/01      X
2500 Executive Hills Drive         Credit, Inc., as Agent              Ohio
  Auburn Hills, MI 48326          231 South LaSalle Street
                                     Chicago, IL 60697







   LDM Industries, Inc.             BankAmerica Business            Henry County,         3/13/01      X
2500 Executive Hills Drive         Credit, Inc., as Agent              Ohio
  Auburn Hills, MI 48326          231 South LaSalle Street
                                     Chicago, IL 60697



       Debtor             Fix   Liens       Suits         File No.        File Date               Search Results
(as shown on statement)                      &                                                  Comments/Collateral
                                            Judg

                                                           97-8486         1/21/97               BLANKET - All of the Debtor's
  LDM Industries, Inc.                                                                           right, title and interest in the
2500 Executive Hills Drive                                                                       personal property, whether
  Auburn Hills, MI 48326                                                                         now owned or existing or
                                                                                                 hereafter acquired or arising
                                                                                                 and regardless of where
                                                                                                 located described below,
                                                                                                 including, without limitation,
                                                                                                 all accounts, chattel paper,
                                                                                                 contracts, deposit accounts,
                                                                                                 documents, equipment,
                                                                                                 fixtures, general intangibles,
                                                                                                 goods, instruments, inventory,
                                                                                                 machinery, motor vehicles,
                                                                                                 money, cash or cash
                                                                                                 equivalent, and proceeds and
                                                                                                 products of all or any of the
                                                                                                 foregoing, as more fully
                                                                                                 described below

   LDM Industries, Inc.                                    9900000486      6/24/99               AMENDMENT to original 97-
2500 Executive Hills Drive                                                                       8486, changing Secured Party
  Auburn Hills, MI 48326                                                                         to

                                                                                                 Bank of America National
                                                                                                 Trust and Savings Association,
                                                                                                 as Agent
                                                                                                 231 South LaSalle Street,
                                                                                                 Suite 1600
                                                                                                 Chicago, IL 60697



       Debtor                          Secured Party               Jurisdiction          Search       UCC
(as shown on statement)           (as shown on statement)                                through
                                                                                          date


  LDM Industries, Inc.             BankAmerica Business            Henry County,          3/13/01     X
2500 Executive Hills Drive        Credit, Inc., as Agent               Ohio
  Auburn Hills, MI 48326         231 South LaSalle Street
                                    Chicago, IL 60697












LDM Industries, Inc.                      N/A                      Henry County,          3/13/01
                                                                       Ohio

LDM Industries, Inc.                      N/A                      Henry County,          3/13/01
                                                                       Ohio




LDM Industries, Inc.                      N/A                      Henry County,          3/13/01
                                                                       Ohio

  LDM Industries, Inc.             BankAmerica Business          Pickaway County,         3/19/01
2500 Executive Hills Drive        Credit, Inc., as Agent               Ohio
  Auburn Hills, MI 48326          231 S. LaSalle Street
                                     Chicago, IL 60697



       Debtor               Fix   Liens       Suits        File No.        File Date               Search Results
(as shown on statement)                        &                                                  Comments/Collateral
                                              Judg


  LDM Industries, Inc.                                       199900000602     7/30/99              AMENDMENT to original 97-
2500 Executive Hills Drive                                                                         8486, changing Secured Party
  Auburn Hills, MI 48326                                                                           to

                                                                                                   Bank of America National
                                                                                                   Trust and Savings Association,
                                                                                                   as Agent
                                                                                                   231 South LaSalle Street,
                                                                                                   Suite 1600
                                                                                                   Chicago, IL 60697

LDM Industries, Inc.        X                                    N/A             N/A               No UCC fixture statements on
                                                                                                   file

LDM Industries, Inc.               X                             N/A             N/A               No State/Federal tax Liens on
                                                                                                   file and no EPA/ERISA Liens
                                                                                                   filed in the tax lien records
                                                                                                   from 10 years past to present

LDM Industries, Inc.                           X                 N/A             N/A               No Pending Suits/Judgments
                                                                                                   on file from 10 years past

  LDM Industries, Inc.                                          9700000220     1/21/97             BLANKET - All of the Debtor's
2500 Executive Hills Drive                                                                         right, title and interest in the
  Auburn Hills, MI 48326                                                                           personal property, whether
                                                                                                   now owned or existing or
                                                                                                   hereafter acquired or arising
                                                                                                   and regardless of where
                                                                                                   located described below,
                                                                                                   including, without limitation,
                                                                                                   all accounts, chattel paper,
                                                                                                   contracts, deposit accounts,
                                                                                                   documents, equipment,
                                                                                                   fixtures, general intangibles,
                                                                                                   goods, instruments, inventory,
                                                                                                   machinery, motor vehicles,
                                                                                                   money, cash or cash
                                                                                                   equivalent, and proceeds and
                                                                                                   products of all or any of the
                                                                                                   foregoing, as more fully
                                                                                                   described below



       Debtor                          Secured Party               Jurisdiction          Search       UCC
(as shown on statement)           (as shown on statement)                                through
                                                                                          date


  LDM Industries, Inc.             BankAmerica Business            Pickaway County,      3/19/01      X
2500 Executive Hills Drive        Credit, Inc., as Agent                Ohio
  Auburn Hills, MI 48326          231 S. LaSalle Street
                                    Chicago, IL 60697

  LDM Industries, Inc.             BankAmerica Business            Pickaway County,      3/19/01      X
2500 Executive Hills Drive        Credit, Inc., as Agent                Ohio
  Auburn Hills, MI 48326          231 S. LaSalle Street
                                    Chicago, IL 60697






  LDM Industries, Inc.             BankAmerica Business            Pickaway County,      3/19/01      X
2500 Executive Hills Drive        Credit, Inc., as Agent                Ohio
  Auburn Hills, MI 48326          231 S. LaSalle Street
                                    Chicago, IL 60697






LDM Industries, Inc.                      N/A                      Pickaway County,     3/19/01
                                                                        Ohio

LDM Industries, Inc.                      N/A                      Pickaway County,     3/19/01
                                                                        Ohio


LDM Industries, Inc.                      N/A                      Pickaway County,     3/19/01
                                                                        Ohio



       Debtor              Fix   Liens       Suits        File No.        File Date               Search Results
(as shown on statement)                       &                                                  Comments/Collateral
                                             Judg


  LDM Industries, Inc.                                     9700001892       7/15/97                PARTIAL RELEASE of original
2500 Executive Hills Drive                                                                         9700000220, releasing one
  Auburn Hills, MI 48326                                                                           injection molding machine
                                                                                                   together with all component
                                                                                                   parts

  LDM Industries, Inc.                                     9900001525       6/24/99                AMENDMENT to original
2500 Executive Hills Drive                                                                         9700000220, changing
  Auburn Hills, MI 48326                                                                           Secured Party to

                                                                                                   Bank of America National
                                                                                                   Trust and Savings Association,
                                                                                                   as Agent
                                                                                                   231 South LaSalle Street,
                                                                                                   Suite 1600
                                                                                                   Chicago, IL 60697

  LDM Industries, Inc.                                     199900001816      8/9/99                AMENDMENT to original
2500 Executive Hills Drive                                                                         9700000220, changing
  Auburn Hills, MI 48326                                                                           Secured Party to

                                                                                                   Bank of America National
                                                                                                   Trust and Savings Association,
                                                                                                   as Agent
                                                                                                   231 South LaSalle Street,
                                                                                                   Suite 1600
                                                                                                   Chicago, IL 60697

LDM Industries, Inc.       X                                   N/A            N/A                  No statements on file

LDM Industries, Inc.             X                             N/A            N/A                  No State/Federal tax Liens on
                                                                                                   file and no EPA/ERISA Liens
                                                                                                   filed in the tax lien records
                                                                                                   from 10 years past to present

LDM Industries, Inc.                      X                    N/A            N/A                  No Pending Suits/Judgments
                                                                                                   on file from 10 years past



       Debtor                          Secured Party               Jurisdiction          Search       UCC
(as shown on statement)           (as shown on statement)                                through
                                                                                          date


   LDM Industries, Inc.            BankAmerica Business           Secretary of State,    3/14/01       X
2500 Executive Hills Drive        Credit, Inc., as Agent              Tennessee
Auburn Hills, MI 48326           231 South LaSalle Street
                                     Chicago, IL 60697















   LDM Industries, Inc.            BankAmerica Business           Secretary of State,    3/14/01       X
2500 Executive Hills Drive        Credit, Inc., as Agent              Tennessee
 Auburn Hills, MI 48326          231 South LaSalle Street
                                     Chicago, IL 60697





       Debtor              Fix   Liens       Suits        File No.        File Date          Search Results
(as shown on statement)                        &                                            Comments/Collateral
                                             Judg


   LDM Industries, Inc.                                    972-065227      8/20/97            BLANKET - All of the Debtor's
2500 Executive Hills Drive                                                                    right, title and interest in the
Auburn Hills, MI 48326                                                                        personal property, whether
                                                                                              now owned or existing or
                                                                                              hereafter acquired or arising
                                                                                              and regardless of where
                                                                                              located described below,
                                                                                              including, without limitation,
                                                                                              all accounts, chattel paper,
                                                                                              contracts, deposit accounts,
                                                                                              documents, equipment,
                                                                                              fixtures, general intangibles,
                                                                                              goods, instruments, inventory,
                                                                                              machinery, motor vehicles,
                                                                                              money, cash or cash
                                                                                              equivalent, and proceeds and
                                                                                              products of all or any of the
                                                                                              foregoing, as more fully
                                                                                              described below

   LDM Industries, Inc.                                     993-034056      6/22/99           AMENDMENT to original 972-
2500 Executive Hills Drive                                                                    065227,changing Secured
 Auburn Hills, MI 48326                                                                       Party to


                                                                                              Bank of America National
                                                                                              Trust and Savings Association,
                                                                                              as Agent
                                                                                              231 South LaSalle Street,
                                                                                              Suite 1600
                                                                                              Chicago, IL 60697



       Debtor                          Secured Party               Jurisdiction          Search       UCC
(as shown on statement)           (as shown on statement)                                through
                                                                                          date


   LDM Industries, Inc.              BankAmerica Business          Secretary of State,   3/14/01      X
2500 Executive Hills Drive          Credit, Inc., as Agent             Tennessee
  Auburn Hills, MI 48326           231 South LaSalle Street
                                       Chicago, IL 60697




       Debtor              Fix   Liens       Suits        File No.        File Date          Search Results
(as shown on statement)                        &                                            Comments/Collateral
                                             Judg


   LDM Industries, Inc.                                    992-034671     7/26/99            AMENDMENT to original 972-
2500 Executive Hills Drive                                                                   065227, changing Secured
  Auburn Hills, MI 48326                                                                     Party to

                                                                                             Bank of America National
                                                                                             Trust and Savings Association,
                                                                                             as Agent
                                                                                             231 South LaSalle Street,
                                                                                             Suite 1600
                                                                                             Chicago, IL 60697



                                    EXHIBIT A


                       FORM OF BORROWING BASE CERTIFICATE


                                 [SEE ATTACHED]

BA BUSINESS CREDIT INC.         LDM INTERIOR, UTH. BYESVILLE HPG
CONSOLIDATED CERTIFICATE #          308       DATE:         4/9/01
                                -----------         --------------
                                                                              ROA                       BABC USE ONLY
                                                  TRADE A/R    TOOLING A/R
                                                  ---------    -----------
ACCOUNTS RECEIVABLE
                                                                                                       ---------------
1. BEGINNING BALANCE                            $41,682,290     $7,570,178
                               --------------  -------------   ------------                            ---------------
2. PLUS: SALES AS OF            3/26-4/1/01     $10,504,511
                               --------------  -------------   ------------                            ---------------
3. LESS: CREDITS AS OF          3/26-4/1/01        ($15,336)
                               --------------  -------------   ------------                            ---------------
4. LESS: GROSS COLLECTIONS      3/26-4/1/01     ($7,535,686)
                               --------------  -------------   ------------                            ---------------
5. UNAPPLIED GROSS COLLECTIONS  3/26-4/1/01
                               --------------  -------------   ------------                            ---------------
6. +/- ADJUSTMENTS
                                               -------------   ------------                            ---------------
7. ENDING BALANCE                               $44,615,779     $7,570,178
                                               -------------   ------------                            ---------------
8. INELIGIBLE                                   ($3,039,044)     ($733,507)
                                               -------------   ------------                            ---------------
9. TOTAL A/R AVAILABILITY                       $41,521,735      $6,836,871    85%    $41,104,645
                               --------------  -------------   ------------    ---   -------------     ---------------

PERPETUAL INVENTORY
9. RAW MATERIAL AS OF               3/25/01      $6,672,873
                               --------------  -------------                                           ---------------
10. LESS: INELIGIBLE                              ($938,852)
                                               -------------                                           ---------------
11. ELIGIBLE RAW                                                 $5,734,021    60%     $3,440,413
                                                               ------------                            ---------------

12. WIP AS OF                       3/25/01      $1,069,265
                               --------------  -------------                                           ---------------
13. LESS: INELIGIBLE                            ($1,069,265)
                                               -------------                                           ---------------
14. ELIGIBLE WIP                                                         $0    80%             $0
                                                               ------------                            ---------------

15. FINISHED GOODS AS OF            3/25/01      $5,485,127
                               --------------  -------------                                           ---------------
16. LESS: INELIGIBLE                              ($872,661)
                                               -------------                                           ---------------
17. ELIGIBLE FG                                                  $4,612,466    60%     $2,767,480
                                                               ------------                            ---------------

18. TOTAL INV AVAILABILITY NOT TO EXCEED                                               $6,207,892
                               --------------  -------------   ------------    ---   -------------     ---------------

19. ELIGIBLE EQUIPMENT                                                   $0    80%             $0
                               --------------  -------------   ------------    ---   -------------     ---------------
20. MERCHANDISE L/C NOT TO EXCEED                                        $0    50%             $0
                               --------------  -------------   ------------    ---   -------------     ---------------
21. TOTAL AVAILABILITY                                                                $47,312,538
                               --------------  -------------   ------------    ---   -------------     ---------------
LOAN ACTIVITY
22. BALANCE AS SHOWN ON LAST REPORT                                                   $26,049,826
                                                                                     ------------      ---------------
23. LESS: REMITTANCES                                           ($7,345,039)
                               --------------                  ------------                            ---------------
24. PLUS: ADVANCE REQ. AS OF                                     $6,134,000
                               --------------                  ------------                            ---------------
25. PLUS: WIRE CHARGE
                               --------------                  ------------                            ---------------
26. PLUS: FEES
                               --------------                  ------------                            ---------------
27. PLUS: INTEREST                3/26-4/1/01                    $1,027,157
                               --------------                  ------------                            ---------------
28 PLUS: TERM LOAN PRINCIPLE PAYMENT
                                                               ------------                            ---------------
29. ADJUSTMENT +/-                                             ($10,000,000)
                                                               ------------                            ---------------
30. OUTSTANDING LOAN BALANCE                                                           $15,865,944
                               --------------  -------------   ------------    ---   -------------     ---------------
REVOLVING LOAN AVAILABILITY
31. CALCULATED AVAILABILITY (LINE 21)                                                  $47,312,538
                                                                                     -------------     ---------------
32. LESS: OUTSTANDING LOAN BALANCE                                                    ($15,865,944)
                                                                                     -------------     ---------------
33. LESS: MERCHANDISE L/C                                                                       $0
                                                                                     -------------     ---------------
34. LESS: STANDBY UC                                                                  ($14,700,000)
                                                                                     -------------     ---------------
35. LESS: BANKERS' ACCEPTANCES                                                                  $0
                                                                                     -------------     ---------------
36. LESS: OTHER RESERVES                                                                        $0
                                                                                     -------------     ---------------
37. NET AVAILABILITY                                                                   $16,746,594
                               --------------  -------------   ------------    ---   -------------


THE UNDERSIGNED REPRESENTS AND WARRANTS THAT THE INFORMATION SET FORTH ABOVE IS TRUE AND COMPLETE. THE UNDERSIGNED GRANTS A SECURITY INTEREST IN THE COLLATERAL REFLECTED ABOVE TO BA BUSINESS CREDIT, INC. AND REPRESENTS AND WARRANTS THAT SAID COLLATERAL COMPLIES WITH THE REPRESENTATIONS, WARRANTIES AND COVENANTS CONTAINED IN THE LOAN AND SECURITY AGREEMENT BETWEEN BA BUSINESS CREDIT, INC. AND THE UNDERSIGNED.

BORROWER:                LDM INTERIOR, UTH, BYESVILLE, HPG      BA BUSINESS CREDIT, INC.

 _ AUTHORIZED SIGNATURE:   /s/                                  RECEIVED BY:
                              --------------------------                        ------------------------
                  TITLE:         Director of Finance


RECEIVED APR 10 2001

                                    EXHIBIT B

                            [INTENTIONALLY OMITTED]

                                    EXHIBIT C
                           FORM OF NOTICE OF BORROWING


Date:_____________, 200_


To: Bank of America, N.A. as Agent for the Lenders pursuant to that certain Amended and Restated Loan and Security Agreement, dated as of March 23, 2001 (as extended, renewed, amended, restated or otherwise modified from time to time, the "Loan and Security Agreement"), among LDM Technologies, Inc., certain financial institutions signatory thereto and Bank of America, N.A., as Agent

Ladies and Gentlemen:

         The undersigned, LDM Technologies, Inc. (the "Borrower"), refers to the Loan and Security Agreement and hereby gives you irrevocable notice of the Borrowing specified below (defined terms not defined herein shall have the meaning assigned thereto in the Loan and Security Agreement):

         1.   The Business Day of the proposed Borrowing is __________, 20_.

         2.   The aggregate amount of the proposed Borrowing is $________.

         3. The Borrowing is to be comprised of $_____ of Base Rate and $_____ of LIBOR Rate Loans.

         4. The duration of the Interest Period for the LIBOR Rate Loans, if any, included in the Borrowing shall be ______ months.

         The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the date of the proposed Borrowing, before and after giving effect thereto and to the application of the proceeds therefrom:

         (a) The representations and warranties of the Borrower contained in the Loan and Security Agreement are true and correct as though made on and as of such date;

         (b) No Default or Event of Default has occurred and is continuing, or would result from such proposed Borrowing; and

         (c) The proposed Borrowing will not cause the aggregate principal amount of all outstanding Revolving Loans plus the aggregate amount available for drawing under all outstanding Letters of Credit, to exceed the Revolver Availability or the combined Commitments of the Lenders.


                             LDM TECHNOLOGIES, INC.


                             By:_________________________
                             Title:______________________

                                    EXHIBIT D

                    FORM OF NOTICE OF CONVERSION/CONTINUATION


Date:                , 200


To: Bank of America, N.A. as Agent for the Lenders pursuant to that certain Amended and Restated Loan and Security Agreement, dated as of March 23, 2001 (as extended, renewed, amended, restated or otherwise modified from time to time, the "Loan and Security Agreement"), among LDM Technologies, Inc., certain financial institutions signatory thereto and Bank of America, N.A., as Agent

Ladies and Gentlemen:

         The undersigned, LDM Technologies, Inc. (the "Borrower"), refers to the Loan and Security Agreement and hereby gives you irrevocable notice of the [conversion] [continuation] of the Loans specified herein (defined terms not defined herein shall have the meaning assigned thereto in the Loan and Security Agreement):

1.       The Conversion/Continuation Date is , 20 .

2.       The aggregate amount of the Loans to be [converted] [continued] is $  .

3. The Loans are to be [converted into] [continued as] [LIBOR Rate] [Base Rate] Loans.

4.       The duration of the Interest Period for the Loans included in the
         [conversion] [continuation] shall be    months.

         The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the proposed Conversion/Continuation Date, before and after giving effect thereto and to the application of the proceeds therefrom:

                  (a) The representations and warranties of the Borrower contained in the Loan and Security Agreement are true and correct as though made on and as of such date;

                  (b) No Default or Event of Default has occurred and is continuing, or would result from such proposed [conversion] [continuation]; and

                  (c) The proposed conversion-continuation will not cause the aggregate principal amount of all outstanding Revolving Loans plus the aggregate amount available for drawing under all outstanding Letters of Credit to exceed the Revolver Availability or the combined Commitments of the Lenders.

                             LDM TECHNOLOGIES, INC.


                             By:____________________________
                             Title:_________________________

                                    EXHIBIT E


                   FORM OF ASSIGNMENT AND ACCEPTANCE AGREEMENT

         This ASSIGNMENT AND ACCEPTANCE AGREEMENT (this "Assignment and
Acceptance") dated as of     , 200  is made between    (the "Assignor") and
             (the "Assignee").

                                    RECITALS

         WHEREAS, the Assignor is party to that certain Amended and Restated Loan and Security Agreement, dated as of March 23, 2001 (as amended, amended and restated, modified, supplemented or renewed, the "Loan and Security Agreement") among LDM Technologies, Inc., a Michigan corporation (the "Borrower"), the several financial institutions from time to time party thereto (including the Assignor, the "Lenders"), and Bank of America, N.A., as agent for the Lenders (the "Agent"). Any terms defined in the Loan and Security Agreement and not defined in this Assignment and Acceptance are used herein as defined in the Loan and Security Agreement;

         WHEREAS, as provided under the Loan and Security Agreement, the Assignor has committed to making Loans (the "Committed Loans") to the Borrower
in an aggregate amount not to exceed $            (the "Commitment");

         WHEREAS, the Assignor has made Committed Loans in the aggregate
principal amount of $      to the Borrower;

         WHEREAS, [the Assignor has acquired a participation in the issuing bank's liability under Letters of Credit in an aggregate principal amount of
$        (the "L/C Obligations")] [no Letters of Credit are outstanding under the Loan and Security Agreement]; and

         WHEREAS, the Assignor wishes to assign to the Assignee [part of the] [all] rights and obligations of the Assignor under the Loan and Security Agreement in respect of its Commitment, together with a corresponding portion of each of its outstanding Committed Loans and L/C Obligations, in an amount equal
to $      (the "Assigned Amount") on the terms and subject to the conditions set forth herein and the Assignee wishes to accept assignment of such rights and to assume such obligations from the Assignor on such terms and subject to such conditions;

         NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, the parties hereto agree as follows:

         1.      Assignment and Acceptance.

                 (a) Subject to the terms and conditions of this Assignment and Acceptance, (i) the Assignor hereby sells, transfers and assigns to the Assignee, and (ii) the Assignee hereby purchases, assumes and undertakes from the Assignor, without recourse and without representation or warranty (except as provided in this Assignment and
Acceptance)    % (the "Assignee's Percentage Share") of (A) the Commitment, the
Committed Loans and the L/C Obligations of the Assignor and (B) all related rights, benefits, obligations, liabilities and indemnities of the Assignor under and in connection with the Loan and Security Agreement and the Loan Documents.

                 (b) With effect on and after the Effective Date (as defined in Section 5 hereof), the Assignee shall be a party to the Loan and Security Agreement and succeed to all of the rights and be obligated to perform all of the obligations of a Lender under the Loan and Security Agreement, including the requirements concerning confidentiality and the payment of indemnification, with a Commitment in an amount equal to the Assigned Amount. The Assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Loan and Security Agreement are required to be performed by it as a Lender. It is the intent of the parties hereto that the Commitment of the Assignor shall, as of the Effective Date, be reduced by an amount equal to the Assigned Amount and the Assignor shall relinquish its rights and be released from its obligations under the Loan and Security Agreement to the extent such obligations have been assumed by the Assignee; provided, however, the Assignor shall not relinquish its rights under Sections 3 and 5 of the Loan and Security Agreement to the extent such rights relate to the time prior to the Effective Date.

                  (c)    After giving effect to the assignment and assumption
set forth herein, on the Effective Date the Assignee's Commitment will be $    .

                  (d)    After giving effect to the assignment and assumption
set forth herein, on the Effective Date the Assignor's Commitment will be $    .

         2.       Payments.

                  (a) As consideration for the sale, assignment and transfer contemplated in Section 1 hereof, the Assignee shall pay to the Assignor on the
Effective Date in immediately available funds an amount equal to $          ,
representing the Assignee's Pro Rata Share of the principal amount of all Committed Loans.

                  (b) The Assignee further agrees to pay to the Agent a processing fee in the amount specified in Section 13.3(a) of the Loan and Security Agreement.

         3.      Reallocation of Payments.

         Any interest, fees and other payments accrued to the Effective Date with respect to the Commitment, and Committed Loans and L/C Obligations shall be for the account of the Assignor. Any interest, fees and other payments accrued on and after the Effective Date with respect to the Assigned Amount shall be for the account of the Assignee. Each of the Assignor and the Assignee agrees that it will hold in trust for the other party any interest, fees and other amounts which it may receive to which the other party is entitled pursuant to the preceding sentence and pay to the other party any such amounts which it may receive promptly upon receipt.

         4.      Independent Credit Decision.

         The Assignee (a) acknowledges that it has received a copy of the Loan and Security Agreement and the Schedules and Exhibits thereto, together with copies of the most recent financial statements of the Borrower, and such other documents and information as it has deemed appropriate to make its own credit and legal analysis and decision to enter into this Assignment and Acceptance; and (b) agrees that it will, independently and without reliance upon the Assignor, the Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit and legal decisions in taking or not taking action under the Loan and Security Agreement.

         5.      Effective Date; Notices.

                 (a) As between the Assignor and the Assignee, the effective date for this Assignment and Acceptance shall be ___________ 200__ (the "Effective Date"); provided that the following conditions precedent have been satisfied on or before the Effective Date:

                                (i)      this Assignment and Acceptance shall be
executed and delivered by the Assignor and the Assignee;

                                (ii)     the consent of the Agent required for
an effective assignment of the Assigned Amount by the Assignor to the Assignee shall have been duly obtained and shall be in full force and effect as of the Effective Date;

                                (iii)    the Assignee shall pay to the Assignor
all amounts due to the Assignor under this Assignment and Acceptance;

                                (iv)     the Assignee shall have complied with
Section 13.3 of the Loan and Security Agreement; and

                                (v)      the processing fee referred to in
Section 2(b) hereof and in Section 13.3(a) of the Loan and Security Agreement shall have been paid to the Agent.

                 (b) Promptly following the execution of this Assignment and Acceptance, the Assignor shall deliver to the Borrower and the Agent for acknowledgment by the Agent, a Notice of Assignment in the form attached hereto as Schedule 1.

          [6.    Agent. [INCLUDE ONLY IF ASSIGNOR IS AGENT]

                 (a) The Assignee hereby appoints and authorizes the Assignor to take such action as agent on its behalf and to exercise such powers under the Loan and Security Agreement as are delegated to the Agent by the Lenders pursuant to the terms of the Loan and Security Agreement.

                 (b) The Assignee shall assume no duties or obligations held by the Assignor in its capacity as Agent under the Loan and Security Agreement.]

          7.     Withholding Tax.

         The Assignee (a) represents and warrants to the Lenders, the Agent and the Borrower that under applicable law and treaties no tax will be required to be withheld by the Borrower or the Agent with respect to any payments to be made to the Assignee hereunder, (b) agrees to furnish (if it is organized under the laws of any jurisdiction other than the United States or any State thereof) to the Agent and the Borrower prior to the time that the Agent or Borrower is required to make any payment of principal, interest or fees hereunder, duplicate executed originals of either U.S. Internal Revenue Service Form W-8BEN or U.S. Internal Revenue Service Form W-8ECI (wherein the Assignee claims entitlement to the benefits of a tax treaty that provides for a complete exemption from U.S. federal income withholding tax on all payments hereunder) and agrees to provide new Forms W-8BEN or W-8ECI upon the expiration of any previously delivered form or comparable statements in accordance with applicable U.S. law and regulations and amendments thereto, duly executed and completed by the Assignee, and (c) agrees to comply with all applicable U.S. laws and regulations with regard to such withholding tax exemption.

          8.      Representations and Warranties.

                  (a) The Assignor represents and warrants that (i) it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any Lien or other adverse claim; (ii) it is duly organized and existing and it has the full power and authority to take, and has taken, all action necessary to execute and deliver this Assignment and Acceptance and any other documents required or permitted to be executed or delivered by it in connection with this Assignment and Acceptance and to fulfill its obligations hereunder; (iii) no notices to, or consents, authorizations or approvals of, any Person are required (other than any already given or obtained) for its due execution, delivery and performance of this Assignment and Acceptance, and apart from any agreements or undertakings or filings required by the Loan and Security Agreement, no further action by, or notice to, or filing with, any Person is required of it for such execution, delivery or performance; and (iv) this Assignment and Acceptance has been duly executed and delivered by it and constitutes the legal, valid and binding obligation of the Assignor, enforceable against the Assignor in accordance with the terms hereof, subject, as to enforcement, to bankruptcy, insolvency, moratorium, reorganization and other laws of general application relating to or affecting creditors' rights and to general equitable principles.

                  (b) The Assignor makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Loan and Security Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan and Security Agreement or any other instrument or document furnished pursuant thereto. The Assignor makes no representation or warranty in connection with, and assumes no responsibility with respect to, the solvency, financial condition or statements of the Borrower, or any Guarantor, or the performance or observance by the Borrower, or any Guarantor of any of its respective obligations under the Loan and Security Agreement, any Loan Document or any other instrument or document furnished in connection therewith.

                  (c) The Assignee represents and warrants that (i) it is duly organized and existing and it has full power and authority to take, and has taken, all action necessary to execute and deliver this Assignment and Acceptance and any other documents required or permitted to be executed or delivered by it in connection with this Assignment and Acceptance, and to fulfill its obligations hereunder; (ii) no notices to, or consents, authorizations or approvals of, any Person are required (other than any already given or obtained) for its due execution, delivery and performance of this Assignment and Acceptance; and apart from any agreements or undertakings or filings required by the Loan and Security Agreement, no further action by, or notice to, or filing with, any Person is required of it for such execution, delivery or performance; and (iii) this Assignment and Acceptance has been duly executed and delivered by it and constitutes the legal, valid and binding obligation of the Assignee, enforceable against the Assignee in accordance with the terms hereof, subject, as to enforcement, to bankruptcy, insolvency, moratorium, reorganization and other laws of general application relating to or affecting creditors' rights and to general equitable principles.

         9.       Further Assurances.

         The Assignor and the Assignee each hereby agree to execute and deliver such other instruments, and take such other action, as either party may reasonably request in connection with the transactions contemplated by this Assignment and Acceptance, including the delivery of any notices or other documents or instruments to the Borrower or the Agent, which may be required in connection with the assignment and assumption contemplated hereby.

          10.     Miscellaneous.

                  (a) Any amendment or waiver of any provision of this Assignment and Acceptance shall be in writing and signed by the parties hereto. No failure or delay by either party hereto in exercising any right, power or privilege hereunder shall operate as a waiver thereof and any waiver of any breach of the provisions of this Assignment and Acceptance shall be without prejudice to any rights with respect to any other or further breach thereof.

                  (b) All payments made hereunder shall be made without any set-off or counterclaim.

                  (c) The Assignor and the Assignee shall each pay its own costs and expenses incurred in connection with the negotiation, preparation, execution and performance of this Assignment and Acceptance.

                  (d) This Assignment and Acceptance may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

                  (e) THIS ASSIGNMENT AND ACCEPTANCE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ILLINOIS (AND NOT THE CONFLICT OF LAWS PROVISIONS). The Assignor and the Assignee each irrevocably submits to the non-exclusive jurisdiction of any State or Federal court sitting in Illinois over any suit, action or proceeding arising out of or relating to this Assignment and Acceptance and irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such Illinois State or Federal court. Each party to this Assignment and Acceptance hereby irrevocably waives, to the fullest extent it may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding.

                  (f) THE ASSIGNOR AND THE ASSIGNEE EACH HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS ASSIGNMENT AND ACCEPTANCE, THE LOAN AND SECURITY AGREEMENT, ANY RELATED DOCUMENTS AND AGREEMENTS OR ANY COURSE OF CONDUCT, COURSE OF DEALING, OR STATEMENTS (WHETHER ORAL OR WRITTEN).

         IN WITNESS WHEREOF, the Assignor and the Assignee have caused this Assignment and Acceptance to be executed and delivered by their duly authorized officers as of the date first above written.

                                   [ASSIGNOR]



                                   By:___________________________
                                   Title:________________________







                                   Address:


                                   [ASSIGNEE]



                                   By:___________________________
                                   Title:________________________








                                   Address:

                                   SCHEDULE 1
                       NOTICE OF ASSIGNMENT AND ACCEPTANCE


                                                             ______________,20__


Bank of America, N.A.,
 as Agent
231 S. LaSalle Street
Chicago, Illinois 60697

Attn:_______________________

Re: [Name and Address of Borrower]

Ladies and Gentlemen:

         We refer to that certain Amended and Restated Loan and Security Agreement, dated as of March 23, 2001 (as amended, amended and restated, modified, supplemented or renewed from time to time the "Loan and Security Agreement"), among LDM Technologies, Inc. (the "Borrower"), the Lenders referred to therein and Bank of America, N.A., as agent for the Lenders (the "Agent").Terms defined in the Loan and Security Agreement are used herein as therein defined.

          1. We hereby give you notice of, and request your consent to, the assignment by ___________ (the "Assignor") to ___________ (the "Assignee") of ___% of the right, title and interest of the Assignor in and to the Loan and Security Agreement (including, without limitation, the right, title and interest of the Assignor in and to the Commitments of the Assignor, all outstanding Loans made by the Assignor and the Assignor's participation in the Letters of Credit pursuant to the Assignment and Acceptance Agreement attached hereto (the "Assignment and Acceptance"). We understand and agree that the Assignor's Commitment, as of ___________, 20__, is $____________, the aggregate amount of its outstanding Loans is $___________, and its participation in L/C Obligations is $_______________.

         2. The Assignee agrees that, upon receiving the consent of the Agent and, if applicable, the Borrower, to such assignment, the Assignee will be bound by the terms of the Loan and Security Agreement as fully and to the same extent as if the Assignee were the Lender originally holding such interest in the Loan and Security Agreement.

         3.      The following administrative details apply to the Assignee:

                 (A) Notice Address:

                 Assignee name:____________________________________
                 Address: _________________________________________
                          _________________________________________
                          _________________________________________
                 Attention: _______________________________________
                 Telephone: (___)__________________________
                 Facsimile: (___)__________________________
                 Telex (Answer back): ________________________

         (B)     Payment Instructions:

                 Account No.: __________________________
                        At:   __________________________
                              __________________________
                              __________________________
                 Reference: ____________________________
                 Attention: ____________________________

         4. You are entitled to rely upon the representations, warranties and covenants of each of the Assignor and the Assignee contained in the Assignment and Acceptance.

                                   *   *   *

         IN WITNESS WHEREOF, the Assignor and the Assignee have caused this Notice of Assignment and Acceptance to be executed by their respective duly authorized officials, officers or agents as of the date first above mentioned.

                                   Very truly yours,

                                   [NAME OF ASSIGNOR]


                                   By:________________________
                                   Title:_____________________

                                   [NAME OF ASSIGNEE]

                                   By:________________________
                                   Title:_____________________








ACKNOWLEDGED AND ASSIGNMENT
CONSENTED TO:

BANK OF AMERICA, N.A.,
 as Agent


By:________________________
Title:_____________________

                                    EXHIBIT F

                         FORM OF COMPLIANCE CERTIFICATE

Pursuant to Section 7.2 of the Amended and Restated Loan and Security Agreement, dated as of March 23, 2001 (the "Loan and Security Agreement"), enclosed are the following [audited/unaudited] Financial Statements of LDM Technologies, Inc.
(the "Borrower"), for the period ending       , 200_. [Note: Describe statements
being delivered pursuant to Section 7.2 of Loan Agreement]. All Capitalized terms used herein shall have the meaning ascribed thereto in the Loan and Security Agreement.

         A.       Consolidated and Consolidating Balance Sheet for ____________.

         B.       Consolidated and Consolidating Statements of Income and
                  Expenses for:
                  a._____months ending _____________ , _____, and
                  b.Month of ______________, ______.

         C. Consolidated and Consolidating Statements of Retained Earnings for: _________________.

         D. Consolidated and Consolidating Statements of Shareholders Equity for: _________________.

         E.       Consolidated and Consolidating Statements of Cash Flow for:

                  a. _____ months ending _________________, 20__, and
                  b. Month of _________________, 20__.

These statements are in reasonable detail and fairly present the financial position and result of operations of the Borrower as of the date thereof and for such periods, and prepared in accordance with GAAP applied consistently with the audited Financial Statements required pursuant to Section 7.2 of the Loan and Security Agreement. Subject to normal audits and other year end adjustments, I hereby certify that these statements are accurate and correct. All changes to the Financial Statements affected by changes in GAAP since _______________ (or the application thereof by the Borrower) are reflected on the attached schedule reconciling all line items affected by such changes in GAAP, with reasonable explanation as to the affects of GAAP on each line item.

Further, pursuant to Section 7.2(d) of the Loan and Security Agreement, we set forth the financial covenant calculations of certain sections of the Loan and Security Agreement which are required to be reported as of ______________, ____.

Section 9.23                                            Capital Expenditures

       Period - __ months ended __________, _____               $___________

Maximum capital expenditures:
          Fiscal year ended  __________, _____                  $____________
                                                        Complaint-Yes/No

Section 9.25 Fixed Charge Coverage

[applicable for certificates as of each fiscal quarter and each Fiscal Year end]

         Period - the two months ended ___________, _______

         a)       EBITDA                                       _________________

         b)       Interest expense                             _________________

         c)       Cash dividends                               _________________

         d)       Capital Expenditures                         _________________

         e)       Scheduled installments of principal
                  paid or payable with respect to
                  Debt for borrowed money (other
                  than Revolving Loans) and
                  Capital Leases                               _________________

         f)       Calculated Fixed Charge Coverage Ratio       _________________

                  Minimum per Loan and Security
                  Agreement : 1.00:1.0                         _________________
                                                               Compliance-Yes/No

Section 9.26 Net Loss
        Period - twelve months ended  ___________, _______

        a)                                        Net Loss     _________________

                                                  Minimum per Loan and Security
                                                  Agreement: $0_________________
                                                               Complaint -Yes/No

I certify that all of the representations and warranties of the Borrower contained in the Loan and Security Agreement and other Loan Documents are correct and complete as of this date, and that the Borrower is, as of this date, in compliance with all of its covenants and agreements in the Loan and Security Agreements and other Loan Documents.

Additionally, no Default or Event of Default exists or existed during the period covered by the attached financial statements except as set forth in detail on the attached schedule, including what action the Borrower has taken or proposes to take with respect thereto.

IN WITNESS WHEREOF, Borrower has caused this certificate to be executed and delivered by its duly authorized officer this the ___ day of ____________, ____.


                                                    ____________________________
                                                    Name:
                                                    Title:

                   SCHEDULE OF DEFAULTS OR EVENTS OF DEFAULT


                                      None

                                       or

                               As Set Forth Below: